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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000     Houston, Texas 77046

(Address of principal executive offices)            (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (713) 626-1919

Date of fiscal year end:         2/28

Date of reporting period:       2/28/17

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2017

Invesco High Yield Municipal Fund Nasdaq: A: ACTHX ∎ B: ACTGX ∎ C: ACTFX ∎ Y: ACTDX ∎ R5: ACTNX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Rela- tively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat.

The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February.As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco High Yield Municipal Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco High Yield Municipal Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco High Yield Municipal Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.53%
Class B Shares	2.53
Class C Shares	1.86
Class Y Shares	2.89
Class R5 Shares	2.64
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	6.59
Custom Invesco High Yield Municipal Index⬛ (Style-Specific Index)	5.31
Lipper High Yield Municipal Debt Funds Index◆ (Peer Group Index)	1.99
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

Municipal securities performed well for most of 2016, as they did the prior year. The reporting period ended on a mixed note, however; municipals sold off following the US presidential election, but recovered at the start of 2017. Particularly in the first half of 2016, municipal securities benefited from technical factors, including strong demand and low supply. For the reporting period as a whole, flows into the asset class were uncharacteristically strong as the US Federal Reserve (the Fed) remained accommodative.

    The US municipal bond market was one of the few sectors that exhibited relative stability following the June 2016 Brexit referendum, in which UK voters opted to leave the European Union. Beginning in August 2016, issuance rose significantly; indeed, August issuance totaled $45.7 billion, the highest level in 30 years.1 In September, the market posted its first negative monthly performance since June

2015.2 Overall, demand for municipals

remained solid in the third quarter of 2016 and flows into the asset class were strong across all sectors of the municipal market. The close of the third quarter marked the 52nd consecutive week of positive flows into municipal bond mutual funds.3

    Following the outcome of the US presidential election, US Treasuries sold off significantly, and municipals followed. Uncertainty about how tax reform might potentially affect municipal investors contributed to the sell-off. As a result, municipals retraced most of 2016’s positive performance. In December 2016, the Fed raised interest rates by a quarter point – its only increase during the reporting period.4 In the first two months of 2017, municipals regained much of the ground they lost in the post-election sell-off, and flows into the asset class turned positive once again. At the close of the reporting period, we believed the municipal bond market remained strong. Defaults and downgrades were muted, but it will take time to decipher the priorities and policies of the new administration, some of which may affect the municipal market.

    During the fiscal year, security selection in non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. At the close of the reporting period, approximately 40% of the Fund’s holdings were non-rated by national credit rating agencies, but they were assigned internal proprietary ratings that allowed us to take advantage of pricing anomalies in the high-yield municipal market. The Fund’s preference for revenue bonds over general obligation bonds benefited relative performance. The Fund’s overweight allocation to prerefunded bonds and security selection in the life care sector also contributed to relative performance. On a state level, security selection in Arizona, Illinois, Ohio and Virginia holdings were also beneficial to relative performance.

    Holdings in California bonds detracted from the Fund’s performance relative to its style-specific benchmark. These bonds sold off more significantly than in other states in the aftermath of the US presidential election. Security selection in the industrial development revenue/pollution control revenue sector also detracted from relative results. Another detractor from relative performance over the reporting period was the Fund’s underweight exposure to Puerto Rico, specifically Puerto Rico COFINA bonds. COFINA, or the Puerto Rico Sales Tax Financing Corporation, is a government-owned corporation that issues government bonds to pay and refinance the commonwealth’s public debt. This underweight exposure detracted from relative Fund performance as these bonds saw their prices appreciate following enactment into law of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) in June 2016. PROMESA addressed the fiscal crisis in

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	83.1%
Pre-refunded Bonds	9.9
General Obligation Bonds	5.9
Other	1.1

Top Five Debt Holdings
	% of total net assets
1.	Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016	1.0%
2.	Los Angeles (City of) Department of Water & Power; Series 2012-B	0.9
3.	Jefferson (County of); Series 2013 F	0.9
4.	Nassau County Tobacco Settlement Corp.; Series 2006 A-3	0.7
5.	New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C	0.7

Total Net Assets	$8.0 billion

Total Number of Holdings	1,261

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2017.

4 Invesco High Yield Municipal Fund

Puerto Rico and prevents a taxpayer bailout for the island. During the latter half of 2016, security selection in US territory bonds, such as those from Guam and the US Virgin Islands, detracted from relative performance as the market began to focus on the potential fiscal pitfalls of these territories.

    During the reporting period, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: The Bond Buyer
2	Source: Standard & Poor’s
3	Source: Barclays
4	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for Invesco’s Municipal Bond Team, is manager of
Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2016. Mr.
Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income
Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined
Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                          Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1  Source: FactSet Research Systems Inc.

2  Source(s): Invesco, FactSet Research Systems Inc.

3  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	5.91%
10 Years	4.01
5 Years	4.82
1 Year	-1.84

Class B Shares
Inception (7/20/92)	5.44%
10 Years	4.18
5 Years	5.41
1 Year	-2.35

Class C Shares
Inception (12/10/93)	4.72%
10 Years	3.69
5 Years	4.96
1 Year	0.88

Class Y Shares
Inception (3/1/06)	5.04%
10 Years	4.72
5 Years	6.00
1 Year	2.89

Class R5 Shares
10 Years	5.04%
5 Years	5.95
1 Year	2.64

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on April 30, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	5.87%
10 Years	3.89
5 Years	5.27
1 Year	-2.97

Class B Shares
Inception (7/20/92)	5.39%
10 Years	4.06
5 Years	5.94
1 Year	-3.46

Class C Shares
Inception (12/10/93)	4.66%
10 Years	3.57
5 Years	5.41
1 Year	-0.37

Class Y Shares
Inception (3/1/06)	4.91%
10 Years	4.61
5 Years	6.45
1 Year	1.61

Class R5 Shares
10 Years	4.94%
5 Years	6.45
1 Year	1.57

reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 0.93%, 0.93%, 1.66%, 0.68% and 0.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the

CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco High Yield Municipal Fund

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become

8                              Invesco High Yield Municipal Fund

illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The Custom Invesco High Yield Municipal Index is designed to measure the performance of a hypothetical allocation that consists of an 80% weight in bonds in the S&P Municipal Bond Index that are not rated or are rated below investment grade and a 20% weight in bonds that are not rated investment grade by Standard & Poor’s, Moody’s and/or Fitch.
∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                              Invesco High Yield Municipal Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–110.68%*
Alabama–3.25%
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.75%	06/01/2045	$3,250	$3,319,843
Series 2016, RB	6.00%	06/01/2050	5,400	5,565,672
Birmingham (City of) Water Works Board; Series 2015 A, Ref. Water RB(a)	5.00%	01/01/2042	12,750	14,208,345
Cullman (County of) Health Care Authority (Regional Medical Center); Series 2009 A, RB	7.00%	02/01/2036	4,400	4,591,312
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village);
Series 2007, Retirement Facility RB	5.50%	01/01/2043	13,170	13,168,683
Series 2008 A, Retirement Facility RB	6.88%	01/01/2043	4,470	4,588,232
Series 2011 A, Retirement Facility RB	7.50%	01/01/2047	2,600	2,806,700
Series 2012 A, Retirement Facility RB	5.63%	01/01/2042	6,705	6,754,148
Jefferson (County of);
Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts. (INS–AGM)(b)(c)	6.50%	10/01/2038	7,000	5,552,330
Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts. (INS–AGM)(b)(c)	6.60%	10/01/2042	11,700	9,244,521
Series 2013 F, Sub. Lien Sewer Revenue Conv. CAB Wts.(c)	7.50%	10/01/2039	27,640	20,945,592
Series 2013 F, Sub. Lien Sewer Revenue Conv. CAB Wts.(c)	7.75%	10/01/2046	96,055	72,604,132
Series 2013-F, Sub. Lien Sewer Revenue Conv. CAB Wts.(c)	7.90%	10/01/2050	64,400	48,149,948
Lower Alabama Gas District (The);
Series 2016 A, Gas Project RB	5.00%	09/01/2046	17,940	20,790,845
Series 2016 A, Gas Project RB(a)	5.00%	09/01/2046	24,000	27,813,840
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB(d)	6.95%	01/01/2020	3	0
				260,104,143

Alaska–0.02%
Northern Tobacco Securitization Corp.;
Series 2006 B, First Sub. Asset-Backed CAB RB(e)	0.00%	06/01/2046	27,225	1,346,276
Series 2006 C, Second Sub. Asset-Backed CAB RB(e)	0.00%	06/01/2046	20,860	647,912
				1,994,188

American Samoa–0.13%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	11,345	10,768,901

Arizona–2.09%
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017-A, Ref. Education RB(f)	5.38%	07/01/2050	6,000	6,090,660
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation);
Series 2016, Education RB(f)	5.70%	07/01/2047	10,730	10,657,787
Series 2016, Education RB(f)	5.80%	07/01/2052	4,920	4,891,710
Maricopa (County of) Industrial Development Authority (Paradise Schools); Series 2016, Ref. Education RB(f)	5.00%	07/01/2047	4,000	3,967,320
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.50%	11/15/2034	3,695	3,682,252
Series 2014, Ref. RB	5.75%	11/15/2040	6,015	6,066,549
Phoenix (City of) Industrial Development Authority (Basis Schools);
Series 2016 A, Ref. Education RB(f)	5.00%	07/01/2046	2,125	2,111,910
Series 2016 A, Ref. Education RB(f)	5.00%	07/01/2046	2,000	1,987,680
Phoenix (City of) Industrial Development Authority (Choice Academies); Series 2012, Education RB	5.63%	09/01/2042	2,850	2,985,062
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(f)	6.75%	07/01/2044	5,250	5,933,917
Phoenix (City of) Industrial Development Authority (Phoenix Collegiate Academy); Series 2012, Education RB	5.63%	07/01/2042	2,770	2,897,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix Civic Improvement Corp.;
Series 2008 A, Sr. Lien Airport RB(a)	5.00%	07/01/2022	$3,500	$3,682,210
Series 2008 A, Sr. Lien Airport RB(a)	5.00%	07/01/2024	5,000	5,258,950
Series 2008 A, Sr. Lien Airport RB(a)	5.00%	07/01/2026	5,000	5,257,550
Series 2009 A, Jr. Lien Water System RB(a)(g)(h)	5.00%	07/01/2019	5,500	6,003,855
Series 2009 A, Jr. Lien Water System RB(a)(g)(h)	5.00%	07/01/2019	8,935	9,753,535
Series 2009 A, Jr. Lien Water System RB(a)(g)(h)	5.00%	07/01/2019	6,785	7,406,574
Pima (County of) Industrial Development Authority (Acclaim Charter School);
Series 2006, Education Facility RB	5.70%	12/01/2026	2,200	2,202,134
Series 2006, Education Facility RB	5.80%	12/01/2036	4,385	4,387,193
Pima (County of) Industrial Development Authority (American Leadership);
Series 2015, Ref. Education Facility RB(f)	5.38%	06/15/2035	2,370	2,342,627
Series 2015, Ref. Education Facility RB(f)	5.63%	06/15/2045	3,500	3,497,200
Pima (County of) Industrial Development Authority (Coral Academy Science);
Series 2008 A, Education Facilities RB	7.13%	12/01/2028	2,120	2,215,972
Series 2008 A, Education Facilities RB	7.25%	12/01/2038	3,285	3,418,831
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.25%	05/01/2044	3,000	3,255,420
Pima (County of) Industrial Development Authority (Edkey Charter Schools);
Series 2013, Ref. Education Facility RB	6.00%	07/01/2043	250	250,115
Series 2013, Ref. Education Facility RB	6.00%	07/01/2048	2,975	2,958,281
Pima (County of) Industrial Development Authority (Legacy Traditional School); Series 2009, Education RB(g)(h)	8.50%	07/01/2019	1,665	1,916,065
Pima (County of) Industrial Development Authority (Milestones Charter School District);
Series 2003, Education Facility RB	7.50%	11/01/2033	3,030	3,030,303
Series 2005, Education Facility RB	6.75%	11/01/2033	2,865	2,745,959
Pima (County of) Industrial Development Authority (Paradise Education Center); Series 2010, Education RB(g)(h)	6.10%	06/01/2019	1,400	1,553,468
Pima (County of) Industrial Development Authority (Premier Charter High School);
Series 2016 A, Ref. Education Facility RB(f)	7.00%	07/01/2045	3,315	3,184,721
Series 2016 B, Ref. Sub. Education Facility RB	2.07%	07/01/2045	1,735	433,700
Series 2016 C, Ref. Jr. Sub. Education Facility RB	2.07%	07/01/2045	1,036	51,693
Pima (County of) Industrial Development Authority (Riverbend Prep); Series 2010, Education RB	7.00%	09/01/2037	3,358	3,311,290
Quechan Indian Tribe of Fort Yuma (California & Arizona Governmental); Series 2008, RB	7.00%	12/01/2027	5,310	4,907,396
Sundance Community Facilities District (Assessment District No. 2); Series 2003, Special Assessment RB(f)	7.13%	07/01/2027	1,517	1,519,715
Sundance Community Facilities District (Assessment District No. 3); Series 2004, Special Assessment RB	6.50%	07/01/2029	260	260,283
Tempe (City of) Industrial Development Authority (Friendship Village);
Series 2012 A, Ref. RB	6.25%	12/01/2042	2,700	2,858,652
Series 2012 A, Ref. RB	6.25%	12/01/2046	4,100	4,335,586
Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School — Queen Creek and Casa Grande Campuses);
Series 2013, Education RB	5.75%	07/01/2033	3,000	3,170,970
Series 2013, Education RB	6.00%	07/01/2043	3,625	3,850,185
Tucson (City of) (Catalina Village Assisted Living Apartments); Series 2013 A, MFH RB	2.00%	11/01/2045	1,700	984,310
Tucson (City of) Industrial Development Authority (Catalina Assisted Living Apartments); Series 2013 B, Ref. MFH RB (Acquired 11/21/2013; Cost $3,221,983)(f)	6.00%	10/01/2045	4,435	2,853,213
University Medical Center Corp.;
Series 2009, Hospital RB(g)(h)	6.25%	07/01/2019	1,650	1,845,888
Series 2009, Hospital RB(g)(h)	6.50%	07/01/2019	2,100	2,361,408
Series 2011, Hospital RB(g)(h)	6.00%	07/01/2021	2,600	3,100,812
Verrado Community Facilities District No. 1; Series 2006, Unlimited Tax GO Bonds	5.35%	07/15/2031	5,915	5,862,593
				167,301,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–14.39%
ABAG Finance Authority for Non-profit Corps. (Episcopal Senior Communities); Series 2012 A, Ref. RB	5.00%	07/01/2047	$6,000	$6,317,700
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB(g)(h)	7.63%	01/01/2020	4,340	5,109,959
Bakersfield (City of); Series 2007 A, Wastewater RB(a)(g)(h)	5.00%	09/15/2017	14,990	15,346,312
Bay Area Toll Authority (San Francisco Bay Area);
Series 2009 F-1, Toll Bridge RB(a)(g)(h)	5.13%	04/01/2019	22,295	24,203,675
Series 2017 F-1, Toll Bridge RB(a)	5.00%	04/01/2056	21,000	23,639,070
California (County of) Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, Tobacco Settlement CAB Sub. RB(e)	0.00%	06/01/2046	25,000	3,363,250
California (State of) Educational Facilities Authority (Stanford University);
Series 2010, RB(a)	5.25%	04/01/2040	6,255	8,167,091
Series 2012 U-2, Ref. RB(a)	5.00%	10/01/2032	8,745	10,860,590
Series 2014 U-6, RB(a)	5.00%	05/01/2045	15,000	19,392,450
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County); Series 2009, RB	6.50%	11/01/2038	3,000	3,389,250
California (State of) Municipal Finance Authority (California Baptist University);
Series 2016 A, RB(f)	5.00%	11/01/2036	1,500	1,510,200
Series 2016 A, RB(f)	5.00%	11/01/2046	3,000	2,983,320
California (State of) Municipal Finance Authority (Chevron U.S.A. Inc.); Series 2010 A, VRD Recovery Zone Facility RB(i)	0.49%	11/01/2035	900	900,000
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(f)	6.63%	01/01/2032	1,000	1,072,760
Series 2012, RB(f)	6.88%	01/01/2042	1,500	1,614,150
California (State of) Municipal Finance Authority (High Tech High-Chula Vista);
Series 2008 B, Educational Facility RB(f)	6.13%	07/01/2038	2,860	2,934,303
Series 2008 B, Educational Facility RB(f)	6.13%	07/01/2043	2,000	2,050,640
Series 2008 B, Educational Facility RB(f)	6.13%	07/01/2048	3,840	3,935,002
California (State of) Municipal Finance Authority (High Tech High-Media Arts);
Series 2008 A, Educational Facility RB(f)	6.00%	07/01/2038	1,170	1,200,046
Series 2008 A, Educational Facility RB(f)	6.13%	07/01/2048	2,415	2,477,935
California (State of) Municipal Finance Authority (King/Chavez); Series 2009 A, Educational Facilities RB(g)(h)	8.50%	10/01/2019	1,000	1,189,540
California (State of) Municipal Finance Authority (Santa Rosa Academy);
Series 2012 A, Charter School Lease RB	5.75%	07/01/2030	7,000	7,486,290
Series 2012 A, Charter School Lease RB	6.00%	07/01/2042	5,355	5,685,296
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(f)(j)	5.00%	07/01/2037	13,500	14,021,100
Series 2012, Water Furnishing RB(f)(j)	5.00%	11/21/2045	32,210	33,484,550
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services LLC); Series 2016, Solid Waste Disposal RB(f)(j)	7.00%	12/01/2027	2,750	2,640,660
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.40%	07/01/2048	3,000	3,401,550
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/2042	5,000	5,139,500
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,181,240
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.50%	11/01/2038	8,000	8,128,400
Series 2011, RB	7.25%	11/01/2031	1,500	1,713,735
Series 2011, RB	7.50%	11/01/2041	5,500	6,331,820
Series 2014 A, RB	6.13%	11/01/2033	1,560	1,699,027
California (State of) Statewide Communities Development Authority (Collegiate Housing Foundation — Irvine, L.L.C. — University of California-Irvine East Campus Apartments, Phase II); Series 2008, Student Housing RB(g)(h)	6.00%	05/15/2018	5,000	5,317,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Creative Child Care & Team); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $6,700,000)(f)	6.75%	06/01/2045	$6,700	$6,624,089
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	4,350	4,641,058
California (State of) Statewide Communities Development Authority (Huntington Park Charter School); Series 2007 A, Educational Facilities RB(g)(h)	5.25%	07/01/2017	3,000	3,046,980
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2007, RB(h)	5.40%	06/01/2017	700	708,582
Series 2007, RB(g)(h)	5.63%	06/01/2017	4,940	5,102,625
Series 2010, RB(g)(h)	7.50%	06/01/2019	1,660	1,877,111
Series 2016, Ref. RB(f)	5.00%	06/01/2036	4,250	4,244,475
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	5,000	5,337,500
Series 2016 A, RB(f)	5.00%	12/01/2036	1,500	1,573,560
Series 2016 A, RB(f)	5.25%	12/01/2056	39,000	41,131,740
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(f)	7.00%	11/15/2029	1,745	1,934,612
Series 2009, Senior Living RB(f)	7.25%	11/15/2041	3,500	3,869,285
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden);
Series 2012, RB	6.00%	10/01/2042	2,895	3,063,460
Series 2012, RB	6.00%	10/01/2047	1,785	1,896,063
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization);
Series 2002, Tobacco Settlement Asset-Backed RB	6.00%	05/01/2043	15,000	15,071,700
Series 2006 A, Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2046	181,950	24,748,839
California County Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(e)	0.00%	06/01/2033	16,825	6,620,637
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.);
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	9,380	9,211,254
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.25%	06/01/2045	3,730	3,620,114
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	3,430	3,676,240
Series 2017, Ref. RB	5.00%	10/15/2047	10,170	10,808,473
Carlsbad (City of) Community Facilities District 3 (Improvement Area 2);
Series 2008, Special Tax RB(g)(h)	6.10%	09/01/2018	2,615	2,819,205
Series 2008, Special Tax RB(g)(h)	6.20%	09/01/2018	5,960	6,434,297
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2046	227,175	46,734,441
Eden (Township of) Healthcare District; Series 2010, COP(g)(h)	6.13%	06/01/2020	2,510	2,906,404
Fairfield (City of) Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, Special Tax RB	6.50%	09/01/2023	1,235	1,303,839
Series 2008, Special Tax RB	6.75%	09/01/2028	2,550	2,671,609
Series 2008, Special Tax RB	6.88%	09/01/2038	4,440	4,625,015
Foothill-Eastern Transportation Corridor Agency;
Series 2014 A, Ref. Toll Road Conv. CAB RB(c)	6.85%	01/15/2042	5,000	4,072,250
Series 2014 A, Ref. Toll Road CAB RB (INS–AGM)(b)(e)	0.00%	01/15/2036	65,000	29,246,100
Series 2014 A, Ref. Toll Road CAB RB (INS–AGM)(b)(e)	0.00%	01/15/2037	20,000	8,609,400
Series 2014 A, Ref. Toll Road RB	6.00%	01/15/2049	20,000	22,910,600
Series 2014 C, Ref. Jr. Lien Toll Road RB	6.50%	01/15/2043	10,750	12,804,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	$29,765	$29,991,512
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	26,870	26,870,537
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	46,490	46,487,211
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.75%	06/01/2047	20,400	20,504,040
Series 2007 A-2, Sr. Tobacco Settlement Asset-Backed RB	5.30%	06/01/2037	47,000	47,158,390
Series 2007 B, First Sub. Tobacco Settlement Asset-Backed CAB RB(e)	0.00%	06/01/2047	185,000	25,148,900
Hesperia (City of) Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS–SGI)(b)	5.00%	09/01/2037	3,395	3,410,821
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	5.00%	06/01/2021	3,845	3,850,191
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2036	158,815	39,457,587
Series 2007 D, Asset-Backed Tobacco Settlement CAB RB(e)	0.00%	06/01/2057	32,090	487,447
Los Angeles (City of) Community Facilities District No. 3 (Cascades Business Park); Series 1997, Special Tax RB	6.40%	09/01/2022	435	443,656
Los Angeles (City of) Department of Water & Power; Series 2012-B, Waterworks RB(a)	5.00%	07/01/2043	66,530	74,655,975
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(f)	6.50%	03/01/2028	5,515	5,738,578
Mt. San Antonio (City of) Community College District (Election 2008); Series 2013 A, Unlimited Tax Conv. CAB GO Bonds(c)	6.25%	08/01/2043	10,280	7,341,256
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/2032	4,750	5,701,235
Placentia (City of) Public Financing Authority (Working Capital Financing); Series 2009, Lease RB	7.50%	06/01/2019	3,090	3,014,851
Regents of the University of California; Series 2014 AM, RB(a)	5.00%	05/15/2044	34,545	38,980,233
Riverside (County of) Redevelopment Agency (Mid-County Redevelopment Project Area); Series 2010 C, Tax Allocation RB	6.25%	10/01/2040	1,780	1,906,754
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/2048	7,000	7,847,770
Roseville (City of) (Fountains Community Facilities District No. 1); Series 2008, Special Tax RB(g)(h)	6.13%	09/01/2018	1,000	1,079,350
Sacramento (County of) Community Facilities District No. 2005-2 (North Vineyard Station No. 1); Series 2007 A, Special Tax RB(g)(h)	6.00%	09/01/2017	11,110	11,409,192
San Bernardino City Unified School District;
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2036	7,650	3,334,405
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2037	13,130	5,451,051
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2038	13,515	5,363,563
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2039	13,895	5,281,767
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2040	14,280	5,193,208
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2041	14,080	4,904,064
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	7.50%	12/01/2041	20,980	24,477,366
Series 2011, RB	8.00%	12/01/2031	9,875	11,907,374
San Diego Unified School District (Election of 2008); Series 2012 E, Unlimited Tax Conv. CAB GO Bonds(c)	5.25%	07/01/2042	10,000	5,556,300
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB(g)(h)	6.25%	08/01/2019	1,000	1,125,930
Series 2009 D, Tax Allocation RB(g)(h)	6.50%	08/01/2019	1,000	1,131,900
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 C, Special Tax CAB RB(e)	0.00%	08/01/2036	5,710	2,018,999
Series 2013 C, Special Tax CAB RB(e)	0.00%	08/01/2038	2,000	617,940
Series 2013 C, Special Tax CAB RB(e)	0.00%	08/01/2043	17,000	3,879,060
San Gorgonio Memorial Health Care District (Election 2006); Series 2009 C, Unlimited Tax GO Bonds(g)(h)	7.20%	08/01/2017	13,000	13,363,090
San Joaquin Hills Transportation Corridor Agency;
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	7,000	7,423,360
Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/2049	13,000	13,763,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Jose (City of) (Helzer Courts Apartments); Series 1999 A, MFH RB(j)	6.40%	12/01/2041	$14,123	$14,127,519
San Jose (City of) Community Facilities District No. 9 (Bailey/Highway 101);
Series 2003, Special Tax RB	6.60%	09/01/2027	2,000	2,005,460
Series 2003, Special Tax RB	6.65%	09/01/2032	2,630	2,636,417
San Mateo (City of) Union High School District (Election 2010); Series 2011 A, Unlimited Tax Conv. CAB GO Bonds(c)	6.70%	09/01/2041	17,605	13,680,317
Santa Cruz (County of) Redevelopment Agency (Live Oak/Soquel Community Improvement); Series 2009 A, Tax Allocation RB(g)(h)	7.00%	09/01/2019	3,500	4,017,615
Savanna Elementary School District (Election of 2008); Series 2012 B, Unlimited Tax Conv. CAB GO Bonds (INS–AGM)(b)(c)	6.75%	02/01/2052	7,500	4,645,275
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, Tobacco Settlement Asset-Backed CAB Turbo RB(e)	0.00%	06/01/2047	20,000	2,542,600
Series 2007 A, Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2036	10,000	3,416,600
Southern California Logistics Airport Authority;
Series 2007, Tax Allocation RB(k)	6.15%	12/01/2043	4,400	4,268,088
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2045	18,085	537,486
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2046	18,085	510,359
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2047	18,085	441,636
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2048	18,085	410,891
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2049	18,085	374,721
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2050	18,085	347,594
Series 2008 A, Tax Allocation RB(d)	6.00%	12/01/2033	1,475	1,430,780
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006, Tobacco Settlement Asset-Backed First Sub. CAB RB(e)	0.00%	06/01/2046	35,000	3,068,450
Series 2006, Tobacco Settlement Asset-Backed Second Sub. CAB RB(e)	0.00%	06/01/2046	27,200	548,080
Series 2006, Tobacco Settlement Asset-Backed Third Sub. CAB RB(e)	0.00%	06/01/2046	47,000	884,540
Series 2006 A-1, Sr. RB	4.75%	06/01/2025	5	5,049
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	6,850	6,849,657
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	8,205	8,173,493
Vallejo (City of) Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, Local Agency RB	5.80%	09/01/2031	3,875	3,910,844
Victor Valley Union High School District (Election of 2008);
Series 2013 B, Unlimited Tax CAB GO Bonds(e)(g)(h)	0.00%	08/01/2023	14,550	3,226,171
Series 2013 B, Unlimited Tax CAB GO Bonds(e)(g)(h)	0.00%	08/01/2023	7,000	1,458,730
Series 2013 B, Unlimited Tax CAB GO Bonds(e)(g)(h)	0.00%	08/01/2023	15,715	3,076,683
Series 2013 B, Unlimited Tax CAB GO Bonds(e)(g)(h)	0.00%	08/01/2023	37,560	6,083,593
				1,151,790,189

Colorado–3.20%
Banning Lewis Ranch Metropolitan District No. 3; Series 2015 A, Limited Tax GO Bonds	6.13%	12/01/2045	1,025	979,746
Broomfield Village Metropolitan District No. 2; Series 2003, Ref. & Improvement Limited Tax GO Bonds	6.25%	12/01/2032	3,640	3,395,174
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, Charter School RB	6.25%	07/01/2028	1,650	1,688,792
Series 2008, Charter School RB	6.50%	07/01/2038	1,000	1,022,670
Series 2013, Charter School RB	7.45%	08/01/2048	2,245	2,587,991
Colorado (State of) Educational & Cultural Facilities Authority (Flagstaff Academy); Series 2008 A, Charter School RB(g)(h)	7.00%	08/01/2018	1,500	1,628,385
Colorado (State of) Educational & Cultural Facilities Authority (Monument Academy);
Series 2007, Charter School RB(g)(h)	5.88%	10/01/2017	2,500	2,575,025
Series 2007, Charter School RB(g)(h)	6.00%	10/01/2017	1,635	1,685,260
Series 2008 A, Charter School RB(g)(h)	7.25%	10/01/2018	500	549,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Educational & Cultural Facilities Authority (New Vision Charter School); Series 2008, RB(f)	6.75%	04/01/2040	$1,760	$1,783,725
Colorado (State of) Educational & Cultural Facilities Authority (Northeast Academy); Series 2007, Charter School RB(f)(g)(h)	5.75%	05/15/2017	2,350	2,375,333
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB(g)(h)	7.40%	12/01/2018	2,000	2,223,860
Colorado (State of) Educational and Cultural Facilities Authority (Skyview Academy);
Series 2014, Ref. & Improvement Charter School RB(f)	5.38%	07/01/2044	1,350	1,387,787
Series 2014, Ref. & Improvement Charter School RB(f)	5.50%	07/01/2049	1,600	1,652,384
Colorado (State of) Health Facilities Authority (American Baptist Homes); Series 2009 A, RB	7.75%	08/01/2039	4,000	4,201,480
Colorado (State of) Health Facilities Authority (Christian Living Communities); Series 2011, RB	6.38%	01/01/2041	1,615	1,745,024
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB(a)	5.00%	01/01/2044	21,000	23,021,250
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(f)	5.75%	12/01/2035	1,150	1,163,685
Series 2015 A, Ref. RB(f)	6.13%	12/01/2045	1,300	1,342,341
Series 2015 A, Ref. RB(f)	6.25%	12/01/2050	4,070	4,253,883
Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group);
Series 2010 A, RB(g)(h)	6.00%	11/15/2020	1,600	1,867,952
Series 2010 A, RB(g)(h)	6.25%	11/15/2020	4,750	5,588,327
Series 2011, RB(g)(h)	5.75%	11/15/2021	1,000	1,191,200
Series 2011, RB(g)(h)	6.00%	11/15/2021	1,195	1,437,011
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.20%	07/01/2022	800	799,960
Series 2007 A, Health & Residential Care Facilities RB	5.25%	07/01/2027	3,260	3,205,199
Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/2037	5,815	5,644,155
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/2041	13,935	15,420,192
Colorado Springs (City of) Urban Renewal Authority (University Village Colorado); Series 2008 A, Tax Increment Allocation RB(g)(h)	7.00%	12/01/2017	16,990	17,783,093
Denver (City & County of) (United Airlines);
Series 2007 A, Ref. Special Facilities Airport RB(j)	5.25%	10/01/2032	17,110	17,343,038
Series 2007 A, Ref. Special Facilities Airport RB(j)	5.75%	10/01/2032	16,400	16,659,284
Douglas (County of) Sierra Ridge Metropolitan District No. 2,
Series 2016 A, Sr. Limited Tax GO Bonds	5.50%	12/01/2046	2,000	2,007,540
Series 2016 B, Sub. Limited Tax GO Bonds	7.63%	12/15/2046	1,500	1,396,350
Elbert (County of) & Highway 86 Commercial Metropolitan District; Series 2008 A, Public Improvement Fee RB(l)	7.50%	12/01/2032	4,500	2,248,155
Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation & Public Improvement Fee Supported RB	7.50%	03/01/2040	4,940	5,235,116
Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. Tax Supported Limited Tax GO Bonds	7.25%	12/01/2040	965	1,029,501
Grandby Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.75%	12/01/2036	2,699	2,698,892
High Plains Metropolitan District;
Series 2005 A, Limited Tax GO Bonds(l)	6.13%	12/01/2025	2,220	1,372,537
Series 2005 A, Limited Tax GO Bonds(l)	6.25%	12/01/2035	4,000	2,412,720
Johnston (Town of) Plaza Metropolitan District;
Series 2016 A, Special RB	5.25%	12/01/2036	4,000	3,561,760
Series 2016 A, Special RB	5.38%	12/01/2046	12,000	10,558,680
Lincoln Park Metropolitan District;
Series 2008, Ref. & Improvement Unlimited Tax GO Bonds(g)(h)	6.13%	12/01/2017	6,250	6,503,437
Series 2008, Ref. & Improvement Unlimited Tax GO Bonds(g)(h)	6.20%	12/01/2017	5,550	5,778,216
Montezuma (County of) Hospital District; Series 2007, Ref. RB(g)(h)	5.90%	10/01/2017	5,950	6,130,523
Montrose (County of) (The Homestead at Montrose, Inc.);
Series 2003 A, Health Care Facilities RB	6.75%	02/01/2022	230	230,391
Series 2003 A, Health Care Facilities RB	7.00%	02/01/2025	800	801,360
Series 2003 A, Health Care Facilities RB	7.00%	02/01/2038	6,200	6,207,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Montrose (County of) Memorial Hospital Board of Trustees; Series 2003, Enterprise RB	6.00%	12/01/2033	$5,500	$5,519,855
Neu Towne Metropolitan District; Series 2004, Limited Tax GO Bonds(l)	7.25%	12/01/2034	1,500	398,025
Public Authority for Colorado Energy; Series 2008, Natural Gas Purchase RB	6.50%	11/15/2038	15,895	21,315,990
Riverdale Peaks II Metropolitan District; Series 2005, Limited Tax GO Bonds	6.50%	12/01/2035	1,000	380,050
Solaris Metropolitan District No.3 Series 2016 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2046	1,730	1,705,088
University of Colorado; Series 2014 A, Enterprise RB(a)	5.00%	06/01/2046	16,835	18,760,082
Vista Ridge Metropolitan District; Series 2006 B, Ref. Sub. Limited Tax GO Bonds(e)(g)(h)	0.00%	12/01/2021	1,000	1,280,040
				255,734,821

Connecticut–0.26%
Georgetown (City of) Special Taxing District; Series 2006 A, Unlimited Tax GO Bonds (Acquired 11/16/2006; Cost $4,405,000)(d)(f)	5.13%	10/01/2036	4,405	1,321,632
Hamden (Town of) (Whitney Center);
Series 2009 A, Facility RB	7.63%	01/01/2030	3,180	3,283,604
Series 2009 A, Facility RB	7.75%	01/01/2043	10,815	11,097,596
Series 2009 C, RB(g)	5.50%	01/01/2022	2,000	1,985,280
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/2039	3,000	3,360,900
				21,049,012

Delaware–0.09%
Delaware (State of) Economic Development Authority (Aspira of Delaware Charter Operations, Inc.); Series 2016 A, RB	5.00%	06/01/2051	2,200	2,168,936
Delaware (State of) Economic Development Authority (Newark Charter School); Series 2012, RB	5.00%	09/01/2042	1,350	1,373,004
Wilmington (City of) (Electra Arms Senior Association); Series 1998, MFH Rental RB(j)	6.25%	06/01/2028	3,610	3,611,661
				7,153,601

District of Columbia–1.68%
District of Columbia (American University); Series 2006 B, VRD Multimodal RB (LOC–Royal Bank of Canada)(i)(m)	0.64%	10/01/2036	600	600,000
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/2031	2,000	2,166,600
Series 2011, RB	6.63%	03/01/2041	5,150	5,616,229
District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/2040	7,000	7,776,930
District of Columbia (Gallaudet University); Series 2011, University RB	5.50%	04/01/2041	3,000	3,345,150
District of Columbia (Provident Group — Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2045	13,105	11,533,448
District of Columbia (Sibley Memorial Hospital);
Series 2009, Hospital RB(g)(h)	6.38%	10/01/2019	2,000	2,266,860
Series 2009, Hospital RB(g)(h)	6.50%	10/01/2019	5,000	5,683,100
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 C, Asset-Backed CAB RB(e)	0.00%	06/15/2055	60,320	770,890
District of Columbia Water & Sewer Authority (Green Bonds); Series 2017 A, Public Utility RB(a)	5.00%	10/01/2052	20,000	22,668,000
District of Columbia Water & Sewer Authority; Series 2013 A, Sub. Lien Public Utility RB(a)	5.00%	10/01/2044	27,000	30,138,750
District of Columbia;
Series 2009 B, Ref. Sec. Income Tax RB(a)	5.00%	12/01/2025	16,165	17,739,148
Series 2014 C, Unlimited Tax GO Bonds(a)	5.00%	06/01/2038	21,000	23,749,530
				134,054,635

Florida–6.73%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.88%	11/15/2036	10,500	10,554,495
Series 2007, IDR	5.88%	11/15/2042	20,365	20,587,997
Alachua (County of) Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB	6.25%	11/15/2044	2,500	2,694,450
Series 2014, RB	6.38%	11/15/2049	5,250	5,636,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Alachua (County of) Health Facilities Authority (Oak Hammock at the University of Florida);
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2032	$1,000	$1,189,060
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2042	2,500	2,967,175
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2046	2,000	2,370,460
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs);
Series 2011 A, RB	8.00%	11/15/2031	3,000	3,481,260
Series 2011 A, RB	8.13%	11/15/2041	11,200	12,944,624
Series 2011 A, RB	8.13%	11/15/2046	6,000	6,923,580
Buckeye Park Community Development District; Series 2008 A, Capital Improvement Special Assessment RB(d)	7.88%	05/01/2038	4,900	1,466,766
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.);
Series 2015, Ref. Senior Housing RB(f)	6.00%	07/01/2045	4,000	4,204,360
Series 2015, Ref. Senior Housing RB(f)	6.00%	07/01/2050	4,840	5,054,025
Capital Trust Agency (Miami Community Charter School) Series 2010 A, RB	7.00%	10/15/2040	1,500	1,589,820
Capital Trust Agency (Million Air One LLC); Series 2011, RB(j)	7.75%	01/01/2041	16,955	14,542,134
Capital Trust Agency Inc. (Tallahassee Tapestry);
Series 2015, First Mortgage RB(f)	6.75%	12/01/2035	5,405	5,341,437
Series 2015, First Mortgage RB(f)	7.00%	12/01/2045	2,000	1,975,560
Series 2015, First Mortgage RB(f)	7.13%	12/01/2050	2,000	1,979,020
Caribe Palm Community Development District; Series 2005 A, Special Assessment RB	5.85%	05/01/2035	640	617,741
Championsgate Community Development District; Series 1998 A, Capital Improvement Special Assessment RB	6.25%	05/01/2020	1,360	1,359,918
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(f)	8.13%	05/15/2044	5,560	6,344,516
Series 2014 A, Continuing Care Community RB(f)	8.25%	05/15/2049	44,570	51,042,455
Series 2015, Continuing Care Community RB(f)	5.25%	05/15/2022	7,000	6,960,100
Series 2015 A, Continuing Care Community RB(f)	5.50%	05/15/2025	345	342,074
Series 2015 A, Continuing Care Community RB(f)	6.25%	05/15/2035	875	865,532
Series 2015 A, Continuing Care Community RB(f)	6.50%	05/15/2049	3,000	3,009,270
Cory Lakes Community Development District;
Series 2001 A, Special Assessment RB	8.38%	05/01/2017	40	40,066
Series 2001 B, Special Assessment RB	8.38%	05/01/2017	65	65,107
East Homestead Community Development District; Series 2013, Special Assessment RB	5.63%	11/01/2043	2,000	2,086,200
Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, Springing Lien RB(g)(h)	7.25%	10/01/2021	14,000	17,593,940
Florida Development Finance Corp. (Palm Bay Academy Inc.);
Series 2017, Ref. Secondary Sub. Lien CAB RB(e)(f)	0.00%	05/15/2037	970	145,500
Series 2017, Ref. Taxable Sr. Lien Conv. CAB RB(c)(f)	6.38%	05/15/2037	1,280	832,000
Series 2017 A, Ref. Taxable Sr. Lien RB(f)	6.38%	05/15/2037	2,705	2,710,275
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2012 A, Educational Facilities RB	6.00%	06/15/2032	4,250	4,526,590
Series 2012 A, Educational Facilities RB	6.13%	06/15/2043	4,250	4,522,552
Series 2015, Educational Facilities RB(f)	6.13%	06/15/2046	14,035	14,165,947
Florida Development Finance Corp. (Sculptor Charter School);
Series 2008 A, RB	7.25%	10/01/2038	2,610	2,726,275
Series 2012, RB	7.00%	10/01/2026	110	119,908
Series 2012, RB	7.25%	10/01/2041	595	666,085
Gramercy Farms Community Development District;
Series 2007 A-1, Special Assessment RB(d)	5.25%	05/01/2039	1,335	13
Series 2007 A-2, Special Assessment RB(d)	5.25%	05/01/2039	1,700	17
Series 2007 B, Special Assessment RB(d)	5.10%	05/01/2014	4,385	44
Series 2011, Ref. Special Assessment Conv. CAB RB(c)	6.75%	05/01/2039	29,070	5,342,485
Heritage Harbor Community Development District; Series 1997, Recreational RB	7.75%	05/01/2023	295	282,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Hillsborough (County of) Industrial Development Authority (Health Facilities); Series 2008 B, IDR(g)(h)	8.00%	08/15/2019	$1,000	$1,176,260
Jacksonville (City of) Economic Development Commission (Proton Therapy Institute); Series 2007 A, Ref. Health Care Facilities RB(f)	6.25%	09/01/2027	10,500	10,586,835
Kendall Breeze West Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/2034	1,210	1,172,393
Lakeland (City of) (Carpenter’s Home Estate Accident Investor); Series 2008, Ref. First Mortgage Retirement Community RB	6.38%	01/01/2043	2,250	2,289,352
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark);
Series 2012, Ref. RB	5.25%	10/01/2032	4,500	4,645,035
Series 2012, Ref. RB	5.75%	10/01/2042	10,100	10,583,285
Series 2012, Ref. RB	6.50%	10/01/2047	10,000	10,830,100
Lee (County of) Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2012, IDR	5.50%	06/15/2032	1,880	1,889,607
Series 2012, IDR	5.75%	06/15/2042	3,210	3,226,275
Leon (County of) Educational Facilities Authority (Southgate Residence Hall); Series 1998 A, Ref. RB	6.75%	09/01/2028	6,835	6,839,306
Miami-Dade (County of) (Building Better Communities Program);
Series 2008 A, Unlimited Tax GO Bonds(a)(g)(h)	5.00%	07/01/2018	15,210	16,052,178
Series 2016 A, Ref. Unlimited Tax GO Bonds(a)	5.00%	07/01/2037	15,605	17,775,968
Series 2016 A, Ref. Unlimited Tax GO Bonds(a)	5.00%	07/01/2038	15,985	18,194,926
Miami-Dade (County of) (Miami International Airport); Series 2008 A, Aviation RB (INS–AGC)(a)(b)(j)	5.25%	10/01/2033	16,500	17,401,065
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital);
Series 2010 A, Ref. Hospital RB	6.00%	08/01/2030	500	554,455
Series 2010 A, Ref. Hospital RB	6.13%	08/01/2042	250	277,568
Miami-Dade (County of) School Board;
Series 2008 B, COP(a)(g)(h)	5.25%	05/01/2018	10,000	10,518,100
Series 2008 B, COP(a)(g)(h)	5.25%	05/01/2018	5,000	5,259,050
Miami-Dade (County of);
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/2035	12,000	5,157,000
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/2042	42,215	13,331,919
Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.);
Series 2007, First Mortgage RB	5.50%	07/01/2032	6,750	6,756,885
Series 2007, First Mortgage RB	5.50%	07/01/2038	7,450	7,451,341
Orange (County of) Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/2028	1,480	1,480,740
Orange (County of) Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/2031	3,320	3,325,876
Orange (County of) Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/2031	690	691,221
Orange (County of) Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/2031	180	180,319
Orange (County of) Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/2031	690	691,221
Orange (County of) Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/2031	265	265,469
Orlando (City of); Series 2014 A, Contract Tourist Development Tax Payments RB(a)(g)(h)	5.00%	05/01/2024	20,305	24,392,600
Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB(n)	6.13%	05/01/2035	410	4
Series 2010 A-2, Capital Improvement RB	6.13%	05/01/2035	395	393,459
Series 2010 B, Capital Improvement RB	5.13%	05/01/2017	280	279,297
Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	2,750	3,261,225
Palm Coast Park Community Development District; Series 2006, Special Assessment RB	5.70%	05/01/2037	4,260	4,075,712
Pine Ridge Plantation Community Development District; Series 2006 A, Capital Improvement Special Assessment RB	5.40%	05/01/2037	1,450	1,243,230
Pinellas (County of) Educational Facilities Authority (Pinellas Preparatory Academy);
Series 2011 A, RB	6.13%	09/15/2021	400	424,764
Series 2011 A, RB	7.13%	09/15/2041	3,250	3,477,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Poinciana West Community Development District; Series 2007, Special Assessment RB	6.00%	05/01/2037	$1,485	$1,498,840
Port St. Lucie (City of) (Glassman Special Assessment District); Series 2003 C, Special Assessment RB	6.75%	07/01/2023	1,220	1,220,464
Reunion East Community Development District;
Series 2002 A-2, Special Assessment RB(k)	7.38%	05/01/2033	145	1
Series 2005, Special Assessment RB(d)	5.80%	05/01/2036	1,716	17
Series 2015-1, Special Assessment RB	6.60%	05/01/2033	160	162,762
Series 2015-2, Special Assessment RB	6.60%	05/01/2036	2,200	2,222,616
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016 A, RB(f)	10.00%	12/28/2021	5,350	5,348,395
Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(f)	5.50%	10/01/2024	5,350	5,444,160
St. Johns (County of) Industrial Development Authority (Glenmoor);
Series 2014 A, Ref. Health Care RB(d)(o)	5.38%	01/01/2049	11,363	7,270,864
Series 2014 B, Ref. Sub. Health Care RB(d)	2.50%	01/01/2049	4,205	42
St. Johns (County of) Industrial Development Authority (Presbyterian Retirement Communities); Series 2010 A, RB(g)(h)	6.00%	08/01/2020	4,000	4,625,760
St. Petersburg (City of) Health Facilities Authority (All Children’s Hospital, Inc. Obligated Group);
Series 2009 A, Ref. RB(g)(h)	6.25%	11/15/2019	150	170,196
Series 2009 A, Ref. RB(g)(h)	6.50%	11/15/2019	1,000	1,141,300
Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB(l)	6.20%	05/01/2035	1,445	1,011,283
Stonegate Community Development District; Series 2008, Special Assessment RB	8.13%	05/01/2039	4,455	4,876,354
Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2016, Health Facility RB	5.00%	12/01/2055	6,000	6,281,100
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(a)(b)	6.00%	10/01/2029	13,440	17,440,416
Town Center at Palm Coast Community Development District; Series 2005, Capital Improvement Special Assessment RB	6.00%	05/01/2036	10,070	9,910,290
Treeline Preserve Community Development District; Series 2007 A, Special Assessment RB(k)	6.80%	05/01/2039	4,895	1,468,598
University Square Community Development District; Series 2007 A-1, Capital Improvement Special Assessment RB	5.88%	05/01/2038	2,695	2,696,213
Village Community Development District No. 12; Series 2016, Special Assessment RB	3.88%	05/01/2047	10,530	9,104,133
West Villages Improvement District; Series 2007, Special Assessment RB(d)	5.50%	05/01/2038	8,600	8,599,914
				538,514,704

Georgia–1.17%
Americus (City of) & Sumter (County of) Hospital Authority (Magnolia Manor Obligated Group);
Series 2013 A, Ref. RB	6.25%	05/15/2033	3,950	4,298,469
Series 2013 A, Ref. RB	6.38%	05/15/2043	8,000	8,720,880
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB(g)(h)	7.38%	01/01/2019	12,000	13,387,560
Atlanta (City of); Series 2015, Ref. Water & Wastewater RB(a)	5.00%	11/01/2040	37,555	42,468,696
Clayton (County of) Development Authority (Delta Air Lines, Inc.); Series 2009 A, Special Facilities RB	8.75%	06/01/2029	4,500	5,329,800
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.);
Series 2010, RAC	6.00%	09/01/2030	2,200	2,441,186
Series 2010, RAC	6.13%	09/01/2040	6,510	7,137,173
Rockdale (County of) Development Authority (Visy Paper); Series 2007 A, RB(j)	6.13%	01/01/2034	9,615	9,634,711
				93,418,475

Hawaii–0.27%
Hawaii (State of) Department of Budget & Finance (15 Craigside);
Series 2009 A, Special Purpose Senior Living RB(g)(h)	8.75%	11/15/2019	795	940,986
Series 2009 A, Special Purpose Senior Living RB(g)(h)	9.00%	11/15/2019	6,530	7,889,285
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(a)(g)(h)	5.25%	04/01/2019	12,000	13,055,640
				21,885,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–0.49%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, Solid Waste Disposal RB (Acquired 11/03/2006; Cost $7,640,000)(d)(f)(j)	7.50%	11/01/2024	$7,640	$76
Idaho (State of) Health Facilities Authority (Terraces of Boise);
Series 2014 A, RB	8.00%	10/01/2044	10,440	11,134,156
Series 2014 A, RB	8.13%	10/01/2049	9,000	9,631,260
Series 2014 B-1, TEMPS-75SM RB	6.50%	10/01/2022	2,140	2,142,333
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/2037	8,355	8,409,892
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.);
Series 2010 A, Non-profit Facilities RB	6.25%	07/01/2040	1,000	1,042,320
Series 2010 A, Non-profit Facilities RB	6.25%	07/01/2045	1,000	1,040,760
Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, Non-profit Facilities RB	6.00%	06/01/2038	750	765,952
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. Non-profit Facilities RB(f)	6.75%	07/01/2028	69	69,506
Series 2014 A, Ref. Non-profit Facilities RB(f)	6.75%	07/01/2036	526	525,863
Series 2014 A, Ref. Non-profit Facilities RB(f)	6.75%	07/01/2048	1,061	1,047,208
Series 2014 B, Ref. Non-profit Facilities CAB RB(e)(f)	0.00%	07/01/2049	9,112	855,538
Idaho (State of) Housing & Finance Association (Victory Charter School, Inc.); Series 2009 A, Non-profit Facilities RB(g)(h)	8.25%	07/02/2018	745	817,779
Idaho (State of) Housing & Finance Association; Series 2008 A, Non-profit Facilities RB(g)(h)	6.13%	07/02/2018	1,580	1,690,268
				39,172,911

Illinois–10.76%
Annawan (Village of) (Patriot Renewable Fuels, LLC); Series 2007, Tax Increment Allocation RB	5.63%	01/01/2018	560	555,509
Aurora (City of) (East River Area TIF No. 6); Series 2008 A, Tax Increment Allocation RB	6.75%	12/30/2027	1,860	1,935,925
Aurora (City of) (River City TIF No. 3); Series 2008 B, Tax Increment Allocation RB	6.50%	12/30/2023	2,590	2,715,278
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	5,000	5,006,550
Bolingbrook (Village of) Special Services Area No. 1 (Forest City); Series 2005, Special Tax RB	5.90%	03/01/2027	2,000	1,982,280
Bolingbrook (Village of);
Series 2005, Sales Tax RB	6.00%	01/01/2026	4,500	4,390,830
Series 2005, Sales Tax RB	6.25%	01/01/2024	4,945	4,822,216
Bourbonnais (Village of) (Olivet Nazarene University); Series 2013, Industrial Project RB	5.00%	11/01/2044	2,575	2,628,277
Bradley (Village of) (Bradley Commons); Series 2007, Tax Increment Allocation RB	6.10%	01/01/2027	2,250	2,259,000
Burbank (City of) (Intercultural Montessori Language School); Series 2015, Educational Facilities RB(f)	6.25%	09/01/2045	4,000	4,068,520
Chicago (City of) (Asphalt Operating Services); Series 2010, Recovery Zone Facility RB	6.13%	12/01/2018	2,970	3,026,252
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/2026	2,460	1,739,115
Chicago (City of) (Lakeshore East); Series 2003, Special Assessment Improvement RB	6.63%	12/01/2022	2,680	2,679,893
Chicago (City of) (O’Hare International Airport); Series 2008 A, Third Lien General Airport RB(a)(g)(h)	5.00%	01/01/2018	14,000	14,497,000
Chicago (City of) Metropolitan Water Reclamation District;
Series 2015, VRD Unlimited Tax GO Bonds(f)(i)	0.72%	12/01/2044	10,000	10,000,000
Series 2015 A, Unlimited Tax GO Green Bonds(a)	5.00%	12/01/2044	21,000	23,018,310
Series 2016 C, Unlimited Tax GO Green Bonds(a)	5.00%	12/01/2045	19,750	21,801,828
Chicago (City of) Transit Authority; Series 2014, Sales Tax Receipts RB(a)	5.25%	12/01/2049	27,000	29,532,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of);
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2034	$2,645	$2,633,309
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2037	7,365	7,276,841
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2032	2,150	2,143,356
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2033	3,000	2,990,340
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2034	2,160	2,150,453
Series 2005 D, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2037	6,400	6,323,392
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	2,500	2,480,175
Series 2007 F, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	9,395	9,320,498
Series 2007 G, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	375	372,026
Series 2007 G, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2042	400	393,056
Series 2009 C, Unlimited Tax GO Bonds	5.00%	01/01/2040	10,500	9,912,315
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	1,000	1,051,880
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2025	9,700	10,164,242
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2025	9,185	9,624,594
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2033	3,500	3,362,765
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2033	3,250	3,201,705
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2034	4,440	4,420,375
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2035	2,000	1,984,140
Series 2017 A, Ref. Unlimited Tax GO Bonds	6.00%	01/01/2038	53,635	55,359,365
Cook (County of) (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.50%	10/15/2040	7,250	7,403,845
Cortland (Town of) (Sheaffer System); Series 2006, Special Tax RB(d)(f)	5.50%	03/01/2017	3,439	686,321
East Dundee (Village of) (Route 25 South Redevelopment); Series 2012, Limited Obligation Tax Increment Allocation RB	5.63%	12/01/2031	1,530	1,481,453
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/2034	1,482	1,235,958
Hillside (Village of) (Mannheim Redevelopment);
Series 2008, Sr. Lien Tax Increment Allocation RB	6.55%	01/01/2020	430	445,446
Series 2008, Sr. Lien Tax Increment Allocation RB	7.00%	01/01/2028	8,000	8,273,200
Illinois (State of) Finance Authority (Christian Homes, Inc.);
Series 2007, Ref. RB(g)(h)	5.75%	05/15/2017	2,130	2,153,430
Series 2007, Ref. RB(g)(h)	5.75%	05/15/2017	1,080	1,091,880
Series 2007, Ref. RB(g)(h)	5.75%	05/15/2017	1,010	1,020,948
Series 2007, Ref. RB	5.75%	05/15/2026	2,435	2,441,891
Series 2007, Ref. RB	5.75%	05/15/2031	1,745	1,749,258
Illinois (State of) Finance Authority (Clare Oaks);
Series 2012 A-1, RB	7.00%	11/15/2027	2,500	2,402,450
Series 2012 A-2, RB	7.00%	11/15/2027	2,460	2,433,776
Series 2012 B, Ref. Sub. RB(o)	4.00%	11/15/2052	9,584	6,741,500
Series 2012 C-1, Ref. Sub. RB(e)	0.00%	11/15/2052	3,902	138,129
Series 2012 C-2, Ref. Sub. Conv. RB(p)	4.00%	11/15/2052	780	212,508
Series 2012 C-3, Ref. Sub. Conv. RB(p)	4.00%	11/15/2052	780	133,595
Illinois (State of) Finance Authority (Collegiate Housing Foundation — DeKalb II, LLC — Northern Illinois University); Series 2011, Student Housing RB	6.88%	10/01/2043	7,000	7,797,230
Illinois (State of) Finance Authority (Friendship Village of Schaumburg);
Series 2005 A, RB	5.38%	02/15/2025	840	840,000
Series 2005 A, RB	5.63%	02/15/2037	9,625	9,443,761
Series 2010, RB	7.13%	02/15/2039	1,710	1,780,025
Series 2010, RB	7.25%	02/15/2045	8,900	9,283,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Greenfields of Geneva);
Series 2010 A, RB(d)	7.50%	02/15/2020	$110	$72,600
Series 2010 A, RB(d)	7.90%	02/15/2025	3,285	2,168,100
Series 2010 A, RB(d)	8.00%	02/15/2028	3,030	1,999,800
Series 2010 A, RB(d)	8.00%	02/15/2030	90	59,400
Series 2010 A, RB(d)	8.13%	02/15/2040	14,480	9,556,800
Series 2010 A, RB(d)	8.25%	02/15/2046	28,435	18,767,100
Illinois (State of) Finance Authority (Intrinsic Schools — Belmont School); Series 2015, Charter School RB(f)	6.00%	12/01/2045	3,715	3,694,419
Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	5.70%	08/15/2028	500	500,335
Series 2006 A, RB	6.00%	08/15/2026	3,850	3,854,196
Series 2006 A, RB	6.00%	08/15/2039	10,460	10,466,276
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.63%	05/15/2042	6,000	6,204,480
Series 2012, Ref. RB	5.75%	05/15/2046	1,500	1,557,915
Illinois (State of) Finance Authority (Montgomery Place);
Series 2006 A, RB	5.40%	05/15/2038	60	59,996
Series 2006 A, RB	5.75%	05/15/2038	3,030	3,031,939
Illinois (State of) Finance Authority (Navistar International); Series 2010, Recovery Zone Facility RB	6.50%	10/15/2040	9,000	9,190,980
Illinois (State of) Finance Authority (Norwegian American Hospital Inc.);
Series 2008, RB	7.63%	09/15/2028	3,490	3,704,216
Series 2008, RB	7.75%	09/15/2038	8,215	9,197,185
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016, RB	2.00%	05/15/2055	7,144	820,846
Series 2016 A, RB	6.20%	05/15/2030	103	98,439
Series 2016 A, RB	6.24%	05/15/2038	2,816	2,665,750
Series 2016 A, RB	6.33%	05/15/2048	12,101	11,373,744
Series 2016 A, RB	6.44%	05/15/2055	23,164	21,688,222
Series 2016 B, RB	5.63%	05/15/2020	7,389	7,278,670
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	7.00%	08/15/2043	12,210	13,236,006
Illinois (State of) Finance Authority (Plymouth Place);
Series 2013, Ref. RB	6.00%	05/15/2043	10,600	11,034,176
Series 2015, Ref. RB	5.25%	05/15/2050	3,250	3,290,820
Illinois (State of) Finance Authority (Provena Health);
Series 2009 A, RB(g)(h)	7.75%	08/15/2019	120	139,067
Series 2009 A, RB(g)(h)	7.75%	08/15/2019	12,680	14,721,607
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. Sr. Educational Facilities RB	6.00%	02/01/2034	750	780,503
Series 2014, Ref. Sr. Educational Facilities RB	6.13%	02/01/2045	1,500	1,554,180
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB(g)(h)	7.25%	11/01/2018	24,235	26,777,009
Illinois (State of) Finance Authority (Rush University Medical Center);
Series 2015 A, Ref. RB	5.00%	11/15/2038	5,000	5,394,050
Series 2015 B, Ref. RB	5.00%	11/15/2039	3,700	3,988,896
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers);
Series 2008, Ref. RB	5.50%	08/15/2030	5,000	5,167,300
Series 2009, RB(g)(h)	6.88%	08/15/2019	21,875	24,913,000
Illinois (State of) Finance Authority (The Admiral at the Lake); Series 2010 A, RB	7.25%	05/15/2020	1,905	1,911,039
Illinois (State of) Finance Authority (Three Crowns Park Plaza);
Series 2006 A, RB	5.88%	02/15/2026	1,000	1,001,110
Series 2006 A, RB	5.88%	02/15/2038	1,500	1,500,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.);
Series 2011, Ref. Charter School RB	6.88%	10/01/2031	$3,155	$3,442,673
Series 2011, Ref. Charter School RB	7.13%	10/01/2041	1,000	1,096,640
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(a)	5.25%	10/01/2052	27,000	29,850,390
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	10,565	11,162,239
Series 2015, Ref. RB	6.38%	11/15/2043	10,700	11,412,620
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee); Series 2016 A, MFH RB(f)	5.60%	01/01/2056	5,200	4,659,928
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2010 A, RB	5.50%	06/15/2050	16,960	17,415,546
Series 2012, CAB RB(e)	0.00%	12/15/2050	3,620	579,490
Series 2012 B, CAB RB(e)	0.00%	12/15/2051	2,365	357,044
Illinois (State of) Real Estate Lease; Series 1998, Ctfs. RB (INS–ACA)(b)(f)	6.20%	06/15/2018	1,230	1,244,396
Illinois (State of) Toll Highway Authority; Series 2015 B, Sr. RB(a)	5.00%	01/01/2040	20,000	21,526,200
Illinois (State of) Toll Highway Authority; Series 2008 B, RB(a)(g)(h)	5.50%	01/01/2018	29,000	30,153,330
Illinois (State of);
Series 2013, Unlimited Tax GO Bonds	5.50%	07/01/2027	5,105	5,435,753
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2025	32,510	34,227,828
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2027	5,620	5,881,274
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2029	11,000	11,359,480
Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/2030	3,095	3,254,857
Malta (Village of) (Prairie Springs); Series 2006, Tax Increment Allocation RB (Acquired 09/14/2006; Cost $1,800,000)(f)(k)	5.75%	12/30/2025	1,800	683,928
Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002 A, CAB Dedicated State Tax RB (INS–NATL)(b)(e)	0.00%	06/15/2034	25,000	11,240,750
Pingree Grove (Village of) (Cambridge Lakes Learning Center);
Series 2007, RB	6.00%	06/01/2036	4,645	4,623,494
Series 2011, RB	8.50%	06/01/2041	3,290	3,607,485
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(k)	5.80%	03/01/2037	5,615	1,943,183
Railsplitter Tobacco Settlement Authority; Series 2010, RB	6.00%	06/01/2028	17,050	19,397,614
Regional Transportation Authority; Series 1994 B, RB (INS–AMBAC)(b)	8.00%	06/01/2017	1,090	1,110,775
Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, Senior Care Facilities RB	5.50%	12/01/2026	800	734,904
Series 2006, Senior Care Facilities RB	5.85%	12/01/2036	3,000	2,652,300
St. Charles (City of) (Zylstra); Series 2008, Sr. Lien Limited Incremental Sales Tax RB(g)(h)	6.95%	01/01/2018	1,010	1,061,914
St. Charles (City of) Special Service Area No. 21; Series 1998, RB	6.63%	03/01/2028	1,375	1,307,873
United City of Yorkville (City of) (Storm Water/Water Improvement);
Series 2007, Business District RB(l)	6.00%	01/01/2026	3,045	1,825,660
Series 2007, Business District RB(l)	6.00%	01/01/2027	285	170,880
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB(d)	6.25%	03/01/2035	5,408	2,704,379
United City of Yorkville (City of) Special Service Area No. 2006-113 (Cannonball/Beecher Road); Series 2007, Special Tax RB	5.75%	03/01/2028	3,755	3,732,320
Upper Illinois River Valley Development Authority (Living Springs McHenry Supportive Living Facility); Series 2007, MFH RB(j)	6.10%	12/01/2041	3,700	3,734,447
Upper Illinois River Valley Development Authority (Pleasant View Luther Home);
Series 2010, RB	7.00%	11/15/2030	2,000	2,087,720
Series 2010, RB	7.25%	11/15/2040	3,200	3,340,704
Series 2010, RB	7.38%	11/15/2045	1,700	1,773,984
Series 2012, RB	6.00%	05/15/2042	6,260	6,211,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Western Illinois Economic Development Authority (Carthage Memorial Hospital);
Series 2008 B, Hospital RB(g)(h)	7.00%	06/01/2017	$2,295	$2,332,064
Series 2008 B, Hospital RB(g)(h)	7.05%	06/01/2017	4,700	4,776,516
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(j)	7.00%	12/01/2042	2,880	2,965,709
				861,514,638

Indiana–2.26%
Allen (County of) Economic Development (StoryPoint Fort Wayne);
Series 2017, RB(f)	6.63%	01/15/2034	625	638,206
Series 2017, RB(f)	6.75%	01/15/2043	1,625	1,659,239
Series 2017, RB(f)	6.88%	01/15/2052	1,850	1,888,887
Carmel (City of) (Barrington Carmel);
Series 2012 A, RB	7.00%	11/15/2027	1,550	1,697,110
Series 2012 A, RB	7.00%	11/15/2032	2,980	3,239,767
Series 2012 A, RB	7.13%	11/15/2042	12,200	13,275,186
Series 2012 A, RB	7.13%	11/15/2047	9,940	10,790,566
Chestertown (Town of) (Storypooint Chesterton); Series 2016 A-1, Economic Development RB(f)	6.38%	01/15/2051	3,000	2,976,240
Crown Point (City of) (Wittenberg Village);
Series 2009 A, Economic Development RB	8.00%	11/15/2029	3,100	3,365,918
Series 2009 A, Economic Development RB	8.00%	11/15/2039	9,250	9,974,275
Indiana (State of) Finance Authority (Duke Energy Indiana, Inc.); Series 2009 A-5, Ref. VRD Environmental RB (LOC-Sumitomo Mitsui Banking Corp.)(i)(m)	0.57%	10/01/2040	9,450	9,450,000
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2015 A, Ref. Hospital RB(a)	5.00%	12/01/2040	15,750	17,622,518
Indiana (State of) Finance Authority (Irvington Community School);
Series 2009 A, Educational Facilities RB	7.75%	07/01/2023	990	954,984
Series 2009 A, Educational Facilities RB	8.00%	07/01/2029	1,385	1,284,712
Series 2009 A, Educational Facilities RB	9.00%	07/01/2039	3,575	3,493,704
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing); Series 2013, Private Activity RB(j)	5.25%	01/01/2051	37,790	40,227,833
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	7,145	7,109,275
Indianapolis (City of) (Ritter Affordable Assisted Living); Series 2014, MFH RB	6.90%	12/01/2033	5,500	5,197,225
Valparaiso (City of) (Pratt Paper, LLC);
Series 2013, Exempt Facilities RB(j)	6.75%	01/01/2034	10,785	12,760,165
Series 2013, Exempt Facilities RB(j)	7.00%	01/01/2044	11,000	13,142,690
Vigo (County of) Hospital Authority (Union Hospital, Inc.);
Series 2007, RB(f)(g)(h)	5.70%	09/01/2017	8,000	8,201,360
Series 2007, RB(f)(g)(h)	5.75%	09/01/2017	5,780	5,926,928
Series 2007, RB(f)(g)(h)	5.80%	09/01/2017	5,645	5,789,907
				180,666,695

Iowa–3.53%
Altoona (City of);
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(g)(h)	6.00%	06/01/2018	1,250	1,330,550
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(g)(h)	6.00%	06/01/2018	5,000	5,322,200
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(g)(h)	6.00%	06/01/2018	5,500	5,854,420
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB(g)(h)	5.25%	06/15/2020	1,250	1,410,788
Cass (County of) (Cass County Memorial Hospital); Series 2010 A, Hospital RB(q)	7.25%	06/01/2035	5,755	6,451,758
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	15,260	15,295,098
Series 2013, Midwestern Disaster Area RB	5.25%	12/01/2025	52,950	53,412,783
Series 2013, Midwestern Disaster Area RB	5.50%	12/01/2022	29,210	29,397,236
Series 2013, Midwestern Disaster Area RB(f)	5.88%	12/01/2026	2,420	2,455,429
Series 2013, Midwestern Disaster Area RB(f)	5.88%	12/01/2027	10,330	10,482,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Iowa (State of) Finance Authority (Madrid Home);
Series 2007, Ref. Health Care Facility RB	5.75%	11/15/2024	$1,000	$1,004,140
Series 2007, Ref. Health Care Facility RB	5.80%	11/15/2029	1,930	1,931,872
Series 2007, Ref. Health Care Facility RB	5.90%	11/15/2037	2,750	2,741,887
Iowa (State of) Tobacco Settlement Authority;
Series 2005 B, Asset-Backed RB	5.60%	06/01/2034	31,350	31,354,389
Series 2005 C, Asset-Backed RB	5.50%	06/01/2042	23,435	23,114,878
Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	33,390	33,388,330
Series 2005 D, Asset-Backed CAB RB(e)	0.00%	06/01/2046	181,600	27,049,320
Series 2005 E, Asset-Backed CAB RB(e)	0.00%	06/01/2046	223,990	19,527,448
Orange City (City of); Series 2008, Ref. Hospital Capital Loan RN(g)(h)	5.60%	09/01/2017	7,415	7,597,854
Polk (County of) (Luther Park Health Center, Inc.); Series 2007 C, Health Care Facilities RB(g)(h)	6.00%	04/01/2017	3,225	3,238,126
				282,361,390

Kansas–0.55%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.75%	11/15/2038	1,900	2,088,822
Lenexa (City of) (Lakeview Village, Inc.);
Series 2009, Health Care Facilities RB	7.13%	05/15/2029	500	533,010
Series 2009, Health Care Facilities RB	7.25%	05/15/2039	1,500	1,596,240
Olathe (City of) (Aberdeen Village, Inc.);
Series 2005, Ref. Senior Living Facility RB	6.13%	05/15/2030	1,000	1,001,770
Series 2005 A, Ref. Senior Living Facility RB	5.60%	05/15/2028	1,500	1,500,510
Olathe (City of) (West Village Center);
Series 2007, Special Obligation Tax Increment Allocation RB	5.45%	09/01/2022	3,315	3,004,749
Series 2007, Special Obligation Tax Increment Allocation RB	5.50%	09/01/2026	2,835	2,421,856
Roeland Park (City of) (Roeland Park Redevelopment, LLC); Series 2005, Special Obligation Tax Increment Allocation RB	5.75%	08/01/2024	535	515,028
Roeland Park (City of) (TDD No. 1);
Series 2005, Transportation Development District Sales Tax RB(l)	5.75%	12/01/2025	445	213,627
Series 2006 A, Transportation Development District Sales Tax RB	5.88%	12/01/2025	835	400,850
Roeland Park (City of) (TDD No. 2); Series 2006 B, Transportation Development District Sales Tax RB(l)	5.88%	12/01/2025	1,000	480,060
Wichita (City of) (Larksfield Place); Series 2013 III, Ref. Health Care Facilities & Improvement RB	7.38%	12/15/2043	5,000	5,429,300
Wichita (City of) (Presbyterian Manors, Inc.);
Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/2043	5,000	5,306,700
Series 2013 IV-A, Health Care Facilities RB	6.50%	05/15/2048	14,000	14,928,760
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/2044	1,850	1,931,104
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/2049	2,750	2,864,840
				44,217,226

Kentucky–1.02%
Christian (County of) (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. Hospital RB	5.38%	02/01/2036	9,000	9,181,800
Series 2016, Ref. Hospital RB	5.50%	02/01/2044	8,500	8,684,705
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II);
Series 2011, RB(g)(h)	7.00%	05/15/2021	2,500	3,066,900
Series 2011, RB(g)(h)	7.25%	05/15/2021	3,050	3,772,697
Series 2011, RB(g)(h)	7.38%	05/15/2021	1,000	1,242,040
Kentucky (State of) Economic Development Finance Authority (Masonic Homes of Kent); Series 2012, Ref. Health Care Facilities RB	5.38%	11/15/2032	1,600	1,552,000
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.); Series 2000 B, Health System RB (INS–NATL)(b)(e)	0.00%	10/01/2026	13,930	9,960,646

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.); Series 2000 B, Health System RB (INS–NATL)(b)(e)	0.00%	10/01/2027	$12,955	$8,861,868
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/2045	8,000	8,729,840
Kentucky (State of) Economic Development Finance Authority (Rosedale Green);
Series 2015, Ref. Health Care Facilities RB	5.75%	11/15/2045	3,350	3,372,479
Series 2015, Ref. Health Care Facilities RB	5.75%	11/15/2050	2,650	2,637,996
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 C, First Tier Toll Conv. CAB RB(c)	6.60%	07/01/2039	10,000	8,151,800
Series 2013 C, First Tier Toll Conv. CAB RB(c)	6.75%	07/01/2043	5,000	4,083,850
Series 2013 C, First Tier Toll Conv. CAB RB(c)	6.88%	07/01/2046	8,000	6,561,360
Louisville (City of) & Jefferson (County of) Metropolitan Government (Bellarmie University Inc.); Series 2009, College Improvement RB	6.13%	05/01/2039	1,820	1,928,508
				81,788,489

Louisiana–1.64%
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS–Connie Lee)(b)	6.50%	12/01/2018	1,705	1,727,029
East Baton Rouge (Parish of) Industrial Development Board Inc. (ExxonMobile);
Series 2010 A, VRD RB(i)	0.56%	08/01/2035	15,000	15,000,000
Series 2010 B, VRD RB(i)	0.51%	12/01/2040	8,600	8,600,000
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2009 A, RB	6.50%	08/01/2029	3,560	4,036,470
Series 2010 A-1, RB	6.50%	11/01/2035	9,245	10,566,850
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2015 A, Ref. RB	6.00%	11/15/2030	2,250	2,328,413
Series 2015 A, Ref. RB	6.00%	11/15/2035	4,135	4,218,858
Series 2015 A, Ref. RB	6.25%	11/15/2045	8,985	9,269,914
Louisiana (State of) Public Facilities Authority (Belle Chasse Educational Foundation); Series 2011, RB	6.75%	05/01/2041	3,000	3,323,070
Louisiana (State of) Public Facilities Authority (Lake Charles Memorial Hospital); Series 2007, Ref. Hospital RB(f)	6.38%	12/01/2034	28,250	29,888,782
Louisiana (State of) Public Facilities Authority (Louisiana Pellets Inc.);
Series 2015, Solid Waste Disposal Facilities RB (Acquired 05/21/2015; Cost $46,000,000)(f)(j)	7.75%	07/01/2039	46,000	18,310,300
Series 2015, Waste Disposal Facilities RB (Acquired 05/21/2015; Cost $2,000,000)(f)(j)	7.00%	07/01/2024	2,000	796,500
Series 2015 A, Waste Disposal Facilities RB(j)	8.00%	07/01/2039	22,550	8,975,351
Louisiana State University & Agricultural & Mechanical College (Master Lease M98362); Series 1998, RB (Acquired 11/30/1998; Cost $627,788)(f)	5.75%	10/30/2018	628	631,674
New Orleans (City of) Aviation Board; Series 2009 A-2, Ref. & Restructuring General Airport RB (INS–AGC)(b)	6.00%	01/01/2023	3,000	3,241,950
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/2037	10,000	10,051,000
				130,966,161

Maine–0.53%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare System);
Series 2016 A, RB	5.00%	07/01/2041	5,000	5,081,800
Series 2016 A, RB	5.00%	07/01/2046	3,705	3,748,904
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB	5.00%	07/01/2043	14,300	14,383,941
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	6.75%	07/01/2036	3,425	3,722,221
Series 2011, RB	6.75%	07/01/2041	11,505	12,489,253
Series 2011, RB	7.50%	07/01/2032	2,500	2,838,450
				42,264,569

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–1.34%
Anne Arundel (County of) (National Business Park-North);
Series 2010, Special Obligation Tax Allocation RB	5.63%	07/01/2025	$965	$997,723
Series 2010, Special Obligation Tax Allocation RB	6.10%	07/01/2040	3,250	3,361,052
Anne Arundel (County of) (The Villages at Two Rivers); Series 2014, Special Tax RB	5.25%	07/01/2044	2,145	2,130,371
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/2038	15,605	16,085,010
Brunswick (City of) (Brunswick Crossing); Series 2006, Special Obligation Tax RB	5.50%	07/01/2036	19,309	19,234,660
Frederick (County of) (Jefferson Technology Park);
Series 2013 A, Special Tax RB	7.25%	07/01/2043	3,640	3,882,206
Series 2013 B, Tax Increment & Special Tax RB	7.13%	07/01/2043	5,290	5,770,755
Frederick (County of) (Urbana Community Development Authority); Series 2010 B, Sub. Special Obligation Tax RB	5.50%	07/01/2040	8,565	8,826,404
Harford (County of); Series 2011, Special Obligation Tax Allocation RB	7.50%	07/01/2040	6,000	6,007,800
Howard (County of) (Annapolis Junction Town Center);
Series 2014, Special Obligation Tax Allocation Bonds	5.80%	02/15/2034	720	731,426
Series 2014, Special Obligation Tax Allocation Bonds	6.10%	02/15/2044	1,420	1,447,179
Howard (County of) (Vantage House Facility);
Series 2017, Ref. Retirement Community RB	5.00%	04/01/2036	1,710	1,637,889
Series 2017, Ref. Retirement Community RB	5.00%	04/01/2044	1,250	1,163,263
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.13%	01/01/2036	1,500	1,656,300
Maryland (State of) Health & Higher Educational Facilities Authority (King Farm Presbyterian Retirement Community);
Series 2007 A, RB	5.25%	01/01/2027	4,475	4,474,731
Series 2007 A, RB	5.30%	01/01/2037	1,750	1,697,640
Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System); Series 2008 D, VRD RB (LOC–TD Bank, N.A)(i)(m)	0.57%	07/01/2041	6,705	6,705,000
Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB(g)(h)	6.00%	01/01/2018	14,000	14,610,540
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC);
Series 1999, Air Cargo RB(j)	6.50%	07/01/2024	4,525	4,534,367
Series 2003, Ref. Air Cargo RB(j)	7.34%	07/01/2024	955	957,569
Salisbury (City of) (Villages at Salisbury Lake); Series 2015, CAB TAN(e)	0.00%	01/01/2037	12,198	1,345,491
				107,257,376

Massachusetts–2.15%
Massachusetts (State of) Development Finance Agency (Covanta Energy); Series 2012, Ref. Resource Recovery RB(f)(j)	5.25%	11/01/2042	21,875	21,969,937
Massachusetts (State of) Development Finance Agency (Criterion Child Enrichment); Series 2003, RB	6.75%	01/01/2034	4,925	4,927,512
Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.); Series 2005, RB	5.50%	01/01/2035	500	500,330
Massachusetts (State of) Development Finance Agency (GF/Pilgrim, Inc.); Series 1998, First Mortgage RB	6.75%	10/01/2028	3,685	3,686,769
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(a)	5.50%	11/15/2036	23,660	25,527,720
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2011 A-1, RB	6.25%	11/15/2017	135	136,082
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(a)	5.50%	07/01/2032	5,015	6,569,098
Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB(g)(h)	6.85%	10/15/2019	745	855,454
Series 2009 A, RB(g)(h)	6.90%	10/15/2019	895	1,028,803
Series 2009 A, RB(g)(h)	8.00%	10/15/2019	4,850	5,711,020
Series 2009 A, RB(g)(h)	8.00%	10/15/2019	1,000	1,177,530
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB	6.75%	01/01/2036	1,000	1,136,620
Series 2011 I, RB	6.88%	01/01/2041	4,610	5,260,609

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (Whitney Academy); Series 2000, RB	7.50%	09/01/2030	$2,290	$2,292,840
Massachusetts (State of) Port Authority (Delta Air Lines Inc.); Series 2001 C, Special Facilities RB (INS–AMBAC)(b)(j)(o)	1.75%	01/01/2031	8,000	6,980,000
Massachusetts (State of); Series 2004 A, Ref. Limited Tax GO Bonds (INS–AMBAC)(a)(b)	5.50%	08/01/2030	32,040	41,117,573
University of Massachusetts Building Authority; Sr. Series 2017 1, RB(a)	5.25%	11/01/2047	36,580	43,314,378
				172,192,275

Michigan–1.65%
Charyl Stockwell Academy;
Series 2015, Public School Academy Ref. RB	5.50%	10/01/2035	2,740	2,647,059
Series 2015, Public School Academy Ref. RB	5.75%	10/01/2045	3,500	3,376,205
Dearborn Economic Development Corp. (Henry Ford Village, Inc.);
Series 2008, Ref. Limited Obligation RB	7.00%	11/15/2028	5,500	5,286,820
Series 2008, Ref. Limited Obligation RB	7.13%	11/15/2043	7,700	7,084,077
Detroit (City of) Water and Sewerage Department; Series 2012 A, Ref. Sr. Lien Sewage Disposal System RB	5.00%	07/01/2032	12,725	13,704,825
Detroit Community High School;
Series 2005, Public School Academy RB	5.65%	11/01/2025	1,020	673,312
Series 2005, Public School Academy RB	5.75%	11/01/2030	1,000	631,490
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/2030	1,590	1,295,278
Kentwood Economic Development Corp. (Holland Home);
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/2032	3,500	3,719,345
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/2041	4,160	4,378,982
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-2, Ref. Local Government Loan Program RB(j)	5.00%	07/01/2044	5,125	5,379,097
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2031	7,000	7,736,330
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2032	4,000	4,398,920
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2034	8,700	9,491,004
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2041	28,000	30,445,520
Michigan (State of) Finance Authority (Public School Academy — Cesar Chavez Academy); Series 2012, Ref. Limited Obligation RB	5.75%	02/01/2033	4,750	4,847,043
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.);
Series 2016, Limited Obligation RB(f)	5.00%	07/01/2036	1,970	1,803,456
Series 2016, Limited Obligation RB(f)	5.00%	07/01/2046	1,000	887,120
Series 2016, Limited Obligation RB(f)	5.00%	07/01/2051	2,000	1,747,240
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(j)	7.50%	01/01/2021	1,695	1,647,116
Oakland University Board of Trustees; Series 2008, Ref. VRD General RB (LOC–JPMorgan Chase Bank, N.A.)(i)(m)	0.64%	03/01/2031	175	175,000
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/2047	5,500	5,586,735
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	3,100	3,129,481
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.);
Series 2016 A, Ref. Limited Obligation RB(f)	5.00%	07/01/2036	4,550	4,171,304
Series 2016 A, Ref. Limited Obligation RB(f)	5.00%	07/01/2046	2,000	1,776,280
Series 2016 A, Ref. Limited Obligation RB(f)	5.00%	07/01/2051	750	656,010
Wayne Charter County Economic Development Corp. (Rivers of Grosse Point); Series 2013, First Mortgage RB	7.88%	12/01/2043	4,000	2,870,640
Wenonah Park Properties, Inc. (Bay City Hotel);
Series 2002, RB(l)	7.50%	04/01/2033	11,620	2,132,038
Series 2002, RB(l)	7.88%	04/01/2022	3,485	639,428
				132,317,155

Minnesota–1.77%
Anoka (City of) (The Homestead at Anoka, Inc.); Series 2011 A, Health Care Facilities RB(g)(h)	7.00%	11/01/2019	4,070	4,717,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Anoka (City of) Minnesota (Homestead at Anoka, Inc.);
Series 2017, Ref. Housing RB	5.00%	11/01/2046	$1,500	$1,477,080
Series 2017, Ref. Housing RB	5.50%	11/01/2046	3,700	3,882,558
Anoka (County of) Housing & Redevelopment Authority (Fridley Medical Center);
Series 2010 A, RB	6.63%	05/01/2030	500	522,730
Series 2010 A, RB	6.88%	05/01/2040	1,000	1,044,960
Apple Valley (City of) (Ecumen-Seasons at Apple Valley); Series 2010, Housing & Health Care RB	6.75%	03/01/2040	2,500	2,580,325
Bloomington (City of) Port Authority (Radisson Blu Mall of America, LLC);
Series 2010, Recovery Zone Facility RB	6.75%	12/01/2018	1,755	1,784,677
Series 2010, Recovery Zone Facility RB	8.00%	12/01/2025	1,625	1,700,758
Series 2010, Recovery Zone Facility RB	9.00%	12/01/2035	11,500	12,183,560
Brooklyn Park (City of) (Athlos Leadership Academy);
Series 2015, Charter School Lease RB	5.50%	07/01/2035	665	659,640
Series 2015, Charter School Lease RB	5.50%	07/01/2040	1,500	1,465,200
Series 2015, Charter School Lease RB	5.75%	07/01/2046	2,800	2,764,944
Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/2036	2,000	1,886,300
Cold Spring (City of) (Assumption Home, Inc.); Series 2008, Health Care Facilities RB	7.50%	03/01/2038	1,000	1,002,280
Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB(g)(h)	7.00%	08/01/2018	18,000	19,540,620
Maplewood (City of) (Ecumen Headquarters & The Seasons at Maplewood); Series 2010, Housing & Health Care RB	6.38%	03/01/2040	1,045	1,065,440
Minneapolis (City of) (Riverton Community Housing); Series 2014, Ref. RB	5.50%	08/01/2049	6,500	6,514,365
Minnesota (State of) Higher Education Facilities Authority (Concordia University, St. Paul); Series 2007 Six-Q, VRD RB (LOC-U.S. Bank, N.A.)(i)(m)	0.58%	04/01/2037	8,935	8,935,000
Oak Park Heights (City of) (Oakgreen Commons);
Series 2010, Housing RB	6.75%	08/01/2031	1,500	1,593,480
Series 2010, Housing RB	7.00%	08/01/2045	3,000	3,185,610
Perham (City of) Hospital District (Perham Memorial Hospital & Home); Series 2010, Health Care Facilities RB	6.35%	03/01/2035	2,000	2,100,140
Rochester (City of) (Homestead at Rochester, Inc.); Series 2013 A, Health Care & Housing RB	6.88%	12/01/2048	6,000	6,626,400
Rochester (City of) (Samaritan Bethany, Inc.);
Series 2009 A, Ref. Health Care & Housing RB	7.38%	12/01/2041	2,000	2,152,500
Series 2009 B, Ref. Health Care & Housing RB	7.38%	12/01/2036	1,555	1,674,409
Sartell (City of) (Country Manor Campus LLC);
Series 2010 A, Health Care Facilities RB	6.25%	09/01/2036	925	933,362
Series 2013, Health Care & Housing Facilities RB	5.38%	09/01/2043	5,000	5,146,400
St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens);
Series 2010, Ref. Tax Increment Allocation RB	5.63%	03/01/2020	455	475,739
Series 2010, Ref. Tax Increment Allocation RB	6.50%	03/01/2029	915	947,391
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts);
Series 2015, Charter School Lease RB	6.00%	10/01/2035	2,695	2,659,210
Series 2015, Charter School Lease RB	6.25%	10/01/2045	4,275	4,224,170
St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy); Series 2012 A, Charter School Lease RB	5.50%	09/01/2043	5,000	5,009,350
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy);
Series 2016, Ref. Charter School Lease RB	5.75%	09/01/2046	1,000	1,008,100
Series 2016, Ref. Charter School Lease RB	6.00%	09/01/2051	3,550	3,607,368
St. Paul (City of) Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. MFH RB	5.38%	05/01/2043	5,000	5,001,600
St. Paul (City of) Housing & Redevelopment Authority (Nova Classical Academy);
Series 2011 A, Charter School Lease RB	6.38%	09/01/2031	1,000	1,102,030
Series 2011 A, Charter School Lease RB(g)(h)	6.63%	09/01/2021	1,500	1,830,090
Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/2024	1,900	1,519,886
Series 2004 A, Lease RB	6.60%	12/01/2034	5,275	4,175,479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Wayzata (City of) (Folkestone Senior Living Community);
Series 2012 A, Senior Housing RB	5.75%	11/01/2039	$3,000	$3,154,800
Series 2012 A, Senior Housing RB	6.00%	05/01/2047	7,500	7,917,525
West St. Paul (City of) (Walker Thompson Hill, LLC); Series 2011A, Health Care Facilities RB	7.00%	09/01/2046	1,530	1,584,529
				141,357,542

Missouri–1.99%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB	7.00%	05/01/2022	1,750	1,598,660
Series 2002, RB	7.20%	05/01/2033	5,250	4,468,013
Arnold (City of) (Arnold Triangle Redevelopment Project);
Series 2009 A, Real Property Tax Increment Allocation RB(g)(h)	7.75%	11/01/2018	505	561,525
Series 2009 B, Sales Tax Increment Allocation RB(g)(h)	6.50%	11/01/2018	995	1,086,112
Arnold Retail Corridor Transportation Development District; Series 2010, Transportation Sales Tax RB	6.65%	05/01/2038	2,000	2,054,300
Ballwin (City of) (Ballwin Town Center); Series 2002 A, Ref. & Improvement Tax Increment Allocation RB	6.50%	10/01/2022	3,600	2,795,220
Branson (City of) Industrial Development Authority (Branson Landing-Retail); Series 2005, Tax Increment Allocation RB	5.25%	06/01/2021	635	619,404
Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.00%	04/01/2017	500	300,030
Series 2007 A, Special Assessment RB	5.50%	04/01/2022	3,170	1,902,190
Series 2007 A, Special Assessment RB	5.50%	04/01/2027	6,055	3,633,363
Bridgeton (City of) Industrial Development Authority (Sarah Community); Series 2011 A, Ref. & Improvement Senior Housing RB(g)(h)	6.38%	05/01/2018	3,400	3,617,872
Chillicothe (City of) (South U.S. 65); Series 2006, Tax Increment Allocation RB	5.50%	04/01/2021	1,000	814,940
Dardenne Town Square Transportation Development District; Series 2006 A, Transportation Sales Tax RB(l)	5.00%	05/01/2036	3,190	1,147,475
Grandview (City of) Industrial Development Authority (Grandview Crossing); Series 2006, Tax Increment Allocation RB(l)	5.75%	12/01/2028	1,250	262,288
Grundy (County of) Industrial Development Authority (Wright Memorial Hospital);
Series 2009, Health Facilities RB	6.45%	09/01/2029	1,000	1,052,870
Series 2009, Health Facilities RB	6.75%	09/01/2034	1,250	1,318,125
Joplin (City of) Industrial Development Authority (Christian Homes, Inc. Obligated Group); Series 2007 F, Ref. RB	5.75%	05/15/2026	1,260	1,263,641
Kansas City (City of) Industrial Development Authority (Brentwood Manor Apartments); Series 2002 B, MFH RB(j)	5.25%	10/15/2038	2,160	1,933,762
Kansas City (City of) Industrial Development Authority (Northwoods Apartments); Series 2004 A, MFH RB(j)	6.45%	05/01/2040	2,022	2,022,950
Kansas City (City of) Industrial Development Authority (Walnut Grove Apartments);
Series 2000 B, MFH RB(j)	7.55%	06/15/2022	680	681,013
Series 2000 B, MFH RB(j)	7.55%	06/15/2035	3,430	3,434,390
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB(g)(h)	8.00%	05/15/2020	7,000	8,455,440
Series 2010 A, Retirement Community RB(g)(h)	8.25%	05/15/2020	22,000	26,746,720
Series 2010 A, Retirement Community RB(g)(h)	8.25%	05/15/2020	3,500	4,255,160
Series 2017, Ref. Retirement Community RB	5.25%	05/15/2037	2,285	2,375,852
Series 2017, Ref. Retirement Community RB	5.25%	05/15/2050	5,000	5,144,100
Liberty (City of) (Liberty Commons); Series 2015 A, Tax Allocation RB(f)	6.00%	06/01/2046	6,170	5,975,336
Manchester (City of) (Highway 141/Manchester Road);
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/2025	430	436,992
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.88%	11/01/2039	1,500	1,544,535
Maplewood (City of) (Maplewood South Redevelopment Area); Series 2005, Ref. Tax Increment RB	5.75%	11/01/2026	1,350	1,351,283
Missouri (State of) Health & Educational Facilities Authority (Washington University);
Series 2011 A, RB(a)	5.00%	11/15/2041	6,210	6,955,200
Series 2011 B, RB(a)	5.00%	11/15/2037	10,500	11,760,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Platte (County of) Industrial Development Authority (Zona Rosa Phase II Retail); Series 2007, Transportation RB(g)(h)	6.85%	04/01/2018	$2,900	$3,055,904
St. Joseph (City of) Industrial Development Authority (Living Community of St. Joseph); Series 2002, Health Care RB	7.00%	08/15/2032	6,750	6,753,375
St. Joseph (City of) Industrial Development Authority (The Shoppes at North Village);
Series 2005 A, Tax Increment Allocation RB	5.50%	11/01/2027	750	750,270
Series 2005 B, Tax Increment Allocation RB	5.50%	11/01/2027	1,000	1,001,080
St. Joseph (City of), Missouri Industrial Development Authority (Heartland Regional Medical Center); Series 2009 A, VRD Health Facilities RB (LOC-U.S. Bank, N.A.)(i)(m)	0.57%	11/15/2043	17,200	17,200,000
St. Louis (County of) Industrial Development Authority (Friendship Village Chesterfield); Series 2012, Senior Living Facilities RB	5.00%	09/01/2042	3,000	3,035,970
St. Louis (County of) Industrial Development Authority (Grand Center Redevelopment); Series 2011, Tax Increment Allocation Improvement RB	6.38%	12/01/2025	3,490	3,576,133
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB(g)(h)	6.38%	12/01/2017	3,770	3,931,092
Series 2007 A, Senior Living Facilities RB(g)(h)	6.38%	12/01/2017	8,030	8,373,122
				159,245,707

Multiple States–0.23%
Non-Profit Preferred Funding Trust I;
Series 2006 A-1, RB(f)	4.22%	09/15/2037	5,000	485,539
Series 2006 A-2A, RB(f)	4.38%	09/15/2037	1,700	165,477
Series 2006 C, RB(f)	4.72%	09/15/2037	3,000	2,825,670
Series 2007 A-2-G, RB(f)	4.29%	09/15/2037	13,465	1,309,117
Series 2007 A-2-L, RB (Acquired 08/05/2014; Cost $18,103,094)(f)	4.24%	09/15/2037	44,302	4,306,003
Series 2007 A-2-T, RB (Acquired 08/05/2014-02/08/2016; Cost $13,125,502)(f)	4.37%	09/15/2037	37,335	3,646,965
Series 2007 A-2-Z, RB(f)	4.64%	09/15/2037	58,200	5,685,104
				18,423,875

Nebraska–0.43%
Central Plains Energy Project (No. 3); Series 2012, Gas RB	5.00%	09/01/2042	21,715	23,010,083
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center);
Series 2010 B, Health Care Facilities RB	6.50%	06/01/2030	5,000	5,270,950
Series 2010 B, Health Care Facilities RB	6.75%	06/01/2035	6,000	6,322,560
				34,603,593

Nevada–0.41%
Clark (County of) (Homestead Boulder City); Series 1997, Assisted Living Facility RB	6.50%	12/01/2027	3,805	3,809,604
Clark (County of) (Special Improvement District No. 159); Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2035	1,000	1,023,130
Las Vegas (City of) Nevada; Series 2016, Sales Tax Increment RB(f)	4.38%	06/15/2035	4,000	3,617,560
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB(g)(h)	8.00%	06/15/2019	10,300	11,891,453
Las Vegas (City of) Valley Water District; Series 2016 A, Ref. & Improvement Limited Tax GO Bonds(a)	5.00%	06/01/2046	9,665	10,883,950
Sparks (City of) (Local Improvement District No. 3—Legends at Sparks Marina);
Series 2008, Special Assessment Limited Obligation Improvement RB(g)(h)	6.50%	09/01/2018	310	330,407
Series 2008, Special Assessment Limited Obligation Improvement RB(g)(h)	6.75%	09/01/2018	1,395	1,515,947
				33,072,051

New Hampshire–0.15%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/2039	8,805	9,159,930
New Hampshire (State of) Health & Education Facilities Authority (Rivermead);
Series 2011 A, RB	6.63%	07/01/2031	620	694,115
Series 2011 A, RB	6.88%	07/01/2041	2,125	2,391,177
				12,245,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–5.88%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(j)	5.25%	09/15/2029	$21,000	$22,177,890
Series 2000 B, Special Facility RB(j)	5.63%	11/15/2030	20,000	21,796,200
Series 2003, Special Facility RB(j)	5.50%	06/01/2033	16,480	17,730,502
Series 2012, Special Facility RB(j)	5.75%	09/15/2027	34,325	36,836,217
New Jersey (State of) Economic Development Authority (Cranes Mill);
Series 2008, First Mortgage RB	5.88%	07/01/2028	500	510,520
Series 2008, First Mortgage RB	6.00%	07/01/2038	1,500	1,526,910
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.);
Series 2012 A, RB	6.00%	07/01/2032	650	656,851
Series 2012 A, RB	6.10%	07/01/2044	2,050	2,057,565
New Jersey (State of) Economic Development Authority (Paterson Charter School); Series 2012 C, RB	5.30%	07/01/2044	3,000	2,671,470
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(j)	5.38%	01/01/2043	24,860	26,390,133
Series 2013, Private Activity RB(j)	5.63%	01/01/2052	22,695	25,089,323
New Jersey (State of) Economic Development Authority;
Series 2017 B, Ref. RB	5.00%	11/01/2024	27,780	29,463,190
Series 2017 B, Ref. RB	5.00%	11/01/2026	23,695	24,803,689
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB(g)(h)	6.63%	07/01/2018	10,000	10,759,500
New Jersey (State of) Transportation Trust Fund Authority;
Series 2009 A, Transportation System CAB RB(e)	0.00%	12/15/2038	63,105	19,691,284
Series 2010 A, Transportation System CAB RB(e)	0.00%	12/15/2029	2,110	1,126,930
Series 2010 A, Transportation System CAB RB(e)	0.00%	12/15/2030	8,620	4,364,737
Series 2010 A, Transportation System CAB RB(e)	0.00%	12/15/2031	10,965	5,245,875
Series 2010 A, Transportation System CAB RB(e)	0.00%	12/15/2036	45,555	16,002,105
Series 2011 A, Transportation System RB	5.50%	06/15/2041	12,600	12,972,330
Series 2011 B, Transportation System RB	5.00%	06/15/2042	9,225	9,245,480
Series 2012 AA, Transportation Program RB	5.00%	06/15/2038	9,000	9,015,930
Series 2013 AA, Transportation Program RB	5.00%	06/15/2044	3,645	3,652,545
Subseries 2016 A-1, Federal Highway Reimbursement RN	5.00%	06/15/2028	2,000	2,144,840
Tobacco Settlement Financing Corp.;
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	39,790	39,791,592
Series 2007 1A, Asset-Backed RB	4.75%	06/01/2034	55,925	53,592,927
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	27,125	27,105,741
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2041	45,235	43,816,883
				470,239,159

New Mexico–0.50%
Bernalillo (County of) (Solar Villas Apartments); Series 1997 F, Sr. MFH RB	7.25%	10/15/2022	810	811,717
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/2040	5,000	5,536,850
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012, Ref. & Improvement RB	5.50%	07/01/2042	10,000	10,669,900
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	5.00%	07/01/2042	4,000	4,099,520
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/2040	8,000	8,364,480
RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. MFH Mortgage RB (CEP–GNMA)	7.13%	12/15/2027	1,980	1,981,386
Winrock Town Center Tax Increment Development District 1; Series 2015, Sr. Lien Gross Receipts Tax Increment Tax Allocation Bonds(f)	6.00%	05/01/2040	8,500	8,710,035
				40,173,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–9.82%
Amherst (Town of) Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. Civic Facility RB	7.00%	06/15/2036	$2,010	$1,962,001
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(e)	0.00%	07/15/2034	14,345	6,877,136
Series 2009, PILOT CAB RB(e)	0.00%	07/15/2044	25,805	7,538,673
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/2033	1,700	1,701,071
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	10,000	9,686,000
Metropolitan Transportation Authority; Series 2002 G-1H, Ref. Floating Rate RB(g)(o)	1.34%	02/01/2022	49,000	48,658,470
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	2,813	2,812,191
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	22,275	22,127,317
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	4,399	4,369,586
Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	5,468	5,434,073
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/2049	13,770	2,302,351
Nassau County Tobacco Settlement Corp.;
Series 2006 A-3, Sr. Asset-Backed RB	5.00%	06/01/2035	10,290	10,037,792
Series 2006 A-3, Sr. Asset-Backed RB	5.13%	06/01/2046	61,730	59,207,095
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/2042	7,500	8,442,900
New York & New Jersey (States of) Port Authority;
One Hundred Sixty-Ninth Series 2011, Consolidated RB(a)(j)	5.00%	10/15/2027	15,400	17,127,880
One Hundred Sixty-Ninth Series 2011, Consolidated RB(a)(j)	5.00%	10/15/2028	10,760	11,925,416
New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(b)	5.25%	11/01/2037	5,850	6,004,265
New York (City of) Municipal Water Finance Authority;
Series 2012 BB, Water & Sewer System Second General Resolution RB(a)	5.00%	06/15/2047	16,470	18,386,449
Series 2014 BB, Water & Sewer System Second General Resolution RB(a)	5.00%	06/15/2046	15,050	16,728,376
Series 2017 DD, Water & Sewer System RB(a)	5.25%	06/15/2047	14,150	16,507,532
Subseries 2011 A-1, VRD Water & Sewer System RB(i)	0.57%	06/15/2044	1,500	1,500,000
New York (City of) Transitional Finance Authority;
Series 2013 I, Sub. Future Tax Sec. RB(a)	5.00%	05/01/2042	25,775	28,922,385
Subseries 2012 F-1, Future Tax Sec. RB(a)	5.00%	05/01/2039	14,000	15,717,520
Subseries 2013, Sub. Future Tax Sec. RB(a)	5.00%	11/01/2042	17,340	19,613,447
New York (City of); Subseries 2016 A-1, Unlimited Tax GO Bonds(a)	5.00%	08/01/2038	31,010	35,384,581
New York (Counties of) Tobacco Trust V; Series 2005 S-1, Sub. Pass Through CAB RB(e)	0.00%	06/01/2038	69,350	19,531,040
New York (State of) Dormitory Authority (General Purpose); Series 2011 C, State Personal Income Tax RB(a)	5.00%	03/15/2031	15,000	16,804,200
New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C, RB(a)	5.00%	03/15/2045	49,100	55,741,266
New York (State of) Dormitory Authority; Series 2014 C, Personal Income Tax RB(a)	5.00%	03/15/2041	26,940	30,175,763
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB(f)	5.00%	11/15/2044	49,160	51,537,378
Series 2014, Class 2, Ref. RB(f)	5.38%	11/15/2040	2,500	2,722,425
Series 2014, Class 3, Ref. Liberty RB(f)	7.25%	11/15/2044	45,000	53,227,350
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/2006; Cost $2,121,407)(d)(f)	6.13%	02/15/2019	2,500	25
New York State Environmental Facilities Corp; Series 2009 A, State Clean Water & Drinking Water RB(a)	5.00%	06/15/2034	20,000	21,592,600
New York State Urban Development Corp.; Series 2013 A-1, RB(a)	5.00%	03/15/2043	26,175	29,004,256
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. Special Facilities RB(j)	5.00%	08/01/2026	6,500	6,846,710
Series 2016, Ref. Special Facilities RB(j)	5.00%	08/01/2031	5,000	5,215,200
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, Special Facilities RB(j)	5.00%	07/01/2046	5,000	5,264,400
Series 2016 A, Special Facilities RB(j)	5.25%	01/01/2050	41,870	44,606,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Niagara Area Development Corp. (Covanta Energy); Series 2012, Ref. Solid Waste Disposal Facilities RB(f)(j)	5.25%	11/01/2042	$15,475	$15,578,064
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(f)	5.50%	01/01/2037	2,500	2,456,275
Suffolk Tobacco Asset Securitization Corp.; Series 2008 B, Tobacco Settlement RB	6.00%	06/01/2048	7,915	8,006,735
Triborough Bridge & Tunnel Authority;
Series 2017 B, Ref. General RB(a)	5.00%	11/15/2037	10,000	11,538,400
Series 2017 B, Ref. General RB(a)	5.00%	11/15/2038	11,000	12,681,900
Westchester County Healthcare Corp. Series 2014 A, Sr. Lien RB	5.00%	11/01/2044	4,676	4,930,991
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. Sub. RB	5.13%	06/01/2051	9,405	9,478,923
				785,915,031

North Carolina–0.32%
Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital);
Series 2008, RB(a)(g)(h)	5.25%	04/01/2018	7,836	8,208,053
Series 2008, RB (INS–AGM)(a)(b)	5.25%	10/01/2028	5,015	5,253,112
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. First Mortgage Retirement Facilities RB	6.25%	07/01/2035	3,750	4,116,975
North Carolina (State of) Medical Care Commission (Galloway Ridge);
Series 2010 A, First Mortgage Retirement Facilities RB	5.88%	01/01/2031	865	898,501
Series 2010 A, First Mortgage Retirement Facilities RB	6.00%	01/01/2039	1,520	1,585,026
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB(g)(h)	5.75%	10/01/2017	3,000	3,088,350
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, First Mortgage Retirement Facilities RB	7.75%	03/01/2031	2,000	2,207,060
				25,357,077

North Dakota–0.03%
Traill (County of) (Hillsboro Medical Center);
Series 2007, Health Care RB(g)(h)	5.25%	05/01/2017	500	504,005
Series 2007, Health Care RB(g)(h)	5.50%	05/01/2017	1,520	1,532,844
				2,036,849

Ohio–4.97%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.50%	09/01/2036	17,555	14,209,544
Akron, Bath & Copley Joint Township Hospital District; Series 2016, Ref. RB	5.25%	11/15/2041	3,800	4,150,208
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	4,880	4,622,190
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	1,000	960,320
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2030	41,740	40,356,736
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	51,445	49,835,800
Series 2007 A-2, Sr. Asset-Backed Turbo RB	6.50%	06/01/2047	8,035	8,027,608
Series 2007 A-3, Sr. Asset-Backed RB	6.25%	06/01/2037	21,205	21,082,011
Series 2007 B, First Sub. Asset-Backed CAB RB(e)	0.00%	06/01/2047	360,485	19,934,821
Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion);
Series 2007 A, Health Care RB	5.75%	11/01/2022	2,000	2,018,000
Series 2007 A, Health Care RB	6.00%	11/01/2027	2,000	2,014,300
Series 2007 A, Health Care RB	6.00%	11/01/2038	2,550	2,562,087
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(f)	6.75%	01/01/2044	14,900	15,667,052
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB(j)	5.38%	09/15/2027	4,190	4,201,523
Cuyahoga (County of) (Eliza Jennings Senior Care Network);
Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/2027	2,355	2,360,770
Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/2037	6,000	6,012,540
Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/2042	3,645	3,652,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cuyahoga (County of) (Franciscan Community Inc.); Series 2004 C, Health Care Facilities RB	6.25%	05/15/2032	$3,500	$3,507,665
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.63%	07/01/2047	7,200	6,906,600
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	28,625	33,015,502
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/2042	7,200	8,043,264
Hamilton (County of) (Life Enriching Communities); Series 2012, Health Care RB	5.00%	01/01/2032	2,250	2,392,560
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB	6.25%	12/01/2034	5,850	6,616,877
Montgomery (County of) (St. Leonard);
Series 2010, Ref. & Improvement Health Care & MFH RB	6.38%	04/01/2030	2,000	2,147,900
Series 2010, Ref. & Improvement Health Care & MFH RB	6.63%	04/01/2040	6,500	6,966,830
Muskingum (County of) (Genesis Healthcare System);
Series 2013, Hospital Facilities RB	5.00%	02/15/2044	39,560	40,994,050
Series 2013, Hospital Facilities RB	5.00%	02/15/2048	10,480	10,820,914
Norwood (City of) (Cornerstone at Norwood);
Series 2006, Tax Increment Allocation Financing RB	5.75%	12/01/2020	1,100	1,123,969
Series 2006, Tax Increment Allocation Financing RB	6.20%	12/01/2031	7,340	7,494,580
Ohio (State of) (USG Corp.);
Series 1997, Solid Waste Disposal RB(j)	5.60%	08/01/2032	14,765	14,532,304
Series 1998, Solid Waste Disposal RB(j)	5.65%	03/01/2033	13,000	13,017,030
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2009 C, Ref. PCR	5.63%	06/01/2018	1,135	1,053,870
Series 2009 D, Ref. PCR(g)	4.25%	09/15/2021	2,000	1,819,040
Ohio (State of) Air Quality Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR RB(g)	4.38%	06/01/2022	14,000	12,736,220
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(g)	4.38%	06/01/2022	3,500	3,184,055
Southeastern Ohio (State of) Port Authority (Memorial Health Systems);
Series 2015, Ref. RB	5.00%	12/01/2043	4,595	4,638,790
Series 2015, Ref. RB	5.50%	12/01/2043	3,875	4,133,966
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville);
Series 2016 A-1, RB(f)	6.13%	01/15/2034	2,000	1,978,300
Series 2016 A-1, RB(f)	6.38%	01/15/2051	4,000	3,968,320
Tuscarawas (County of) Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. Higher Education Facilities Improvement RB	6.00%	03/01/2045	5,000	5,111,450
				397,871,856

Oklahoma–1.59%
Atoka (County of) Health Care Authority (Atoka Memorial Hospital); Series 2007, Hospital RB	6.63%	10/01/2037	3,405	2,724,000
Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center); Series 2007, Hospital RB	5.13%	12/01/2036	7,360	6,131,322
Oklahoma (State of) Development Finance Authority (Inverness Village Community);
Series 2012, Ref. Continuing Care Retirement Community RB	5.75%	01/01/2027	2,430	2,522,121
Series 2012, Ref. Continuing Care Retirement Community RB	6.00%	01/01/2032	9,935	10,296,336
Series 2013, Ref. Continuing Care Retirement Community RB	5.75%	01/01/2037	12,750	12,556,200
Payne (County of) Economic Development Authority (Epworth Living at the Ranch);
Series 2016 A, RB	6.63%	11/01/2036	1,750	1,703,345
Series 2016 A, RB	6.88%	11/01/2046	3,710	3,684,438
Series 2016 A, RB	7.00%	11/01/2051	4,250	4,234,573
Series 2016 B-1, RB	5.25%	11/01/2024	2,500	2,468,475
Tulsa (City of) Municipal Airport Trust;
Series 2000 B, Ref. RB(j)	5.50%	06/01/2035	10,500	11,031,930
Series 2001 A, Ref. RB(j)	5.50%	12/01/2035	15,000	16,015,650
Series 2001 B, Ref. RB(j)	5.50%	12/01/2035	43,250	45,934,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma–(continued)
Tulsa (County of) Industrial Authority (Montereau, Inc.);
Series 2010 A, Senior Living Community RB	7.25%	11/01/2040	$5,350	$5,689,136
Series 2010 A, Senior Living Community RB	7.25%	11/01/2045	2,100	2,230,599
				127,222,220

Oregon–0.11%
Douglas (County of) Hospital Facility Authority (Forest Glen); Series 1997 A, Elderly Housing RB(d)	7.50%	09/01/2027	1,600	159,440
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/2032	250	266,665
Series 2012, Ref. RB	6.00%	05/15/2042	1,990	2,144,046
Series 2012, Ref. RB	6.00%	05/15/2047	3,250	3,501,582
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(f)	6.38%	11/01/2033	1,000	1,071,560
Yamhill (County of) Hospital Authority (Friendsview Retirement Community);
Series 2016 A, Ref. RB	5.00%	11/15/2046	1,000	1,001,070
Series 2016 A, Ref. RB	5.00%	11/15/2051	730	706,246
				8,850,609

Pennsylvania–2.23%
Allegheny (County of) Industrial Development Authority (Propel Charter School-McKeesport); Series 2010 B, Charter School RB	6.38%	08/15/2035	1,220	1,304,082
Allegheny (County of) Industrial Development Authority (Propel Charter School-Montour); Series 2010 A, Charter School RB	6.75%	08/15/2035	1,190	1,280,059
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 B, Ref. PCR(g)	4.25%	04/01/2021	10,000	9,092,200
Beaver (County of) Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR(g)	4.38%	07/01/2022	925	841,537
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(j)	6.13%	11/01/2034	4,175	4,364,545
Butler (County of) Hospital Authority (Butler Health System); Series 2009 B, RB(g)(h)	7.13%	07/01/2019	2,145	2,434,875
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center); Series 2006, Ref. First Mortgage RB	5.75%	12/01/2022	935	936,702
Chester (County of) Industrial Development Authority (Avon Grove Charter School);
Series 2007 A, RB	6.25%	12/15/2027	1,000	1,023,520
Series 2007 A, RB	6.38%	12/15/2037	1,500	1,533,285
Chester (County of) Industrial Development Authority (Collegium Charter School);
Series 2012 A, Ref. RB	5.25%	10/15/2032	2,320	2,300,326
Series 2012 A, Ref. RB	5.38%	10/15/2042	4,230	4,126,281
Crawford (County of) Hospital Authority (Meadville Medical Center); Series 2016 A, Ref. Hospital RB	6.00%	06/01/2046	4,250	4,263,600
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group);
Series 2010, RB	6.13%	01/01/2045	8,000	8,337,120
Series 2012, Ref. RB	5.25%	01/01/2041	3,000	3,034,890
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	6.00%	07/01/2035	1,000	1,036,970
Harrisburg (City of) Authority (Harrisburg University of Science); Series 2007 B, University RB(k)	6.00%	09/01/2036	6,515	6,099,669
Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(i)(m)	0.66%	10/15/2025	800	800,000
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	3,430	3,506,592
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	5,345	5,416,407
Series 2014 B, Conv. CAB RB(c)	7.50%	02/01/2044	1,379	477,227
Series 2014 C, RB(e)	0.00%	02/01/2044	4,122	41
Luzerne (County of) Convention Center Authority; Series 1998 A, VRD Hotel Room Rental Tax RB (LOC–PNC Bank, N.A.)(i)(m)	0.65%	09/01/2028	4,530	4,530,000
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2046	4,000	4,226,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	7.00%	12/01/2035	$6,000	$6,732,360
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(a)	5.00%	06/15/2034	15,450	17,129,724
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(j)	5.50%	11/01/2044	4,000	4,239,600
Pennsylvania (State of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. Exempt Facilities RB	6.40%	12/01/2038	4,450	4,505,492
Pennsylvania (State of) Economic Development Financing Authority (USG Corp.); Series 1999, Solid Waste Disposal RB(j)	6.00%	06/01/2031	15,000	14,856,750
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University); Series 2002 B, VRD RB (LOC-JPMorgan Chase Bank, N.A.)(i)(m)	0.64%	05/01/2032	6,980	6,980,000
Pennsylvania (State of) Higher Educational Facilities Authority (Student Association, Inc. at California University of Pennsylvania); Series 2000 A, Student Housing RB	6.75%	09/01/2032	2,285	2,287,445
Pennsylvania (State of) Turnpike Commission; Subseries 2013 B-2, Sub. Turnpike Conv. CAB RB(c)	6.00%	12/01/2037	7,000	4,829,580
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Centralized Comprehensive Human Services, Inc.); Series 2002 A, RB	7.25%	01/01/2021	2,540	2,483,536
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	5,500	6,302,560
Philadelphia (City of) Industrial Development Authority (Global Leadership Academy Charter School); Series 2010, RB	6.38%	11/15/2040	1,000	1,052,730
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	4,070	4,095,722
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB(g)(h)	6.00%	08/01/2020	500	579,315
Philadelphia (City of) Industrial Development Authority (Mast I Charter School);
Series 2016 A, Ref. RB	5.25%	08/01/2046	2,410	2,421,086
Series 2016 A, Ref. RB	5.38%	08/01/2051	3,950	3,964,062
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	1,500	1,636,380
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School);
Series 2013, RB(f)	6.50%	06/15/2033	2,000	2,096,160
Series 2013, RB(f)	6.75%	06/15/2043	8,000	8,426,160
Susquehanna Area Regional Airport Authority; Series 2008 A, Airport System RB(j)	6.50%	01/01/2038	4,300	4,422,507
Westmoreland (County of) Industrial Development Authority (Excela Health); Series 2005 A, VRD Health System RB (LOC-PNC Bank, N.A.)(i)(m)	0.65%	07/01/2027	8,220	8,220,000
				178,227,977

Puerto Rico–1.05%
Children’s Trust; Series 2005 A, Tobacco Settlement Asset-Backed RB(e)	0.00%	05/15/2050	175,980	17,425,539
Puerto Rico (Commonwealth of) Government Employees Retirement System;
Series 2008 B, Sr. Pension Funding RB	6.55%	07/01/2056	9,800	4,410,000
Series 2008 B, Sr. Pension Funding RB	6.55%	07/01/2057	9,500	4,275,000
Puerto Rico Sales Tax Financing Corp.;
First Sr. Series 2009 C, RB	5.75%	08/01/2057	5,000	3,565,050
Series 2007 A, CAB Sales Tax RB (INS–NATL)(b)(e)	0.00%	08/01/2044	145,800	30,071,250
Series 2007 A, CAB Sales Tax RB (INS–NATL)(b)(e)	0.00%	08/01/2046	132,305	24,181,385
				83,928,224

Rhode Island–0.06%
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2009 A, Hospital Financing RB(g)(h)	6.25%	05/15/2019	2,000	2,219,660
Series 2009 A, Hospital Financing RB(g)(h)	7.00%	05/15/2019	2,500	2,814,225
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	5.00%	06/01/2050	30	30,383
				5,064,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–0.19%
South Carolina (State of) Jobs-Economic Development Authority (Episcopal Home at Still Hopes); Series 2004 B, Residential Care Facilities First Mortgage RB	5.90%	05/15/2034	$1,000	$1,011,160
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2007, Ref. First Mortgage Health Care Facilities RB	5.38%	05/01/2021	1,500	1,500,045
Series 2013, Health Facilities RB	5.00%	05/01/2043	1,000	968,580
Series 2013, Health Facilities RB	5.13%	05/01/2048	2,000	1,984,760
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/2032	1,426	1,393,874
Series 2012, Ref. RB	6.00%	11/15/2042	4,777	4,580,249
Series 2012, Ref. RB	6.00%	11/15/2047	3,205	3,021,408
Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/2047	2,182	272,403
Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/2047	1,584	197,787
Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/2047	538	67,128
				14,997,394

Tennessee–0.47%
Bristol (City of) Industrial Development Board (Pinnacle); Series 2016, Tax Increment Allocation RB(f)	5.63%	06/01/2035	6,000	5,823,000
Shelby (County of) Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, Health Care Facility RB	6.38%	11/15/2025	3,000	3,005,070
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2013 A, Ref. RB	5.50%	09/01/2047	14,000	14,098,840
Trenton (City of) Health & Educational Facilities Board (RHA/Trenton MR, Inc.); Series 2009, RB(g)(h)	9.25%	04/01/2019	12,655	14,772,308
				37,699,218

Texas–11.44%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(j)(k)	6.50%	11/01/2029	9,265	405,066
Arlington Higher Education Finance Corp. (Arlington Classics Academy); Series 2010 B, Ref. RB	7.65%	08/15/2040	2,500	2,731,750
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, Education RB	5.00%	06/15/2046	1,325	1,270,331
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.13%	03/01/2044	2,000	2,026,420
Austin Convention Enterprises, Inc.; Series 2006 B, Ref. Second Tier Convention Center RB(f)	5.75%	01/01/2034	5,060	5,014,359
Bexar County Health Facilities Development Corp. (Army Retirement Residence); Series 2010, RB(g)(h)	6.20%	07/01/2020	2,000	2,323,700
Bexar County Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, MFH RB(j)	7.00%	01/01/2039	3,785	3,787,460
Brazoria County Health Facilities Development Corp. (Brazosport Regional Health System);
Series 2012, Ref. RB	5.25%	07/01/2032	7,100	7,436,398
Series 2012, Ref. RB	5.50%	07/01/2042	13,410	14,094,849
Brazos Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities RB(g)(j)	5.90%	05/01/2028	3,850	3,998,879
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	7,465	8,278,610
Celina (City of);
Series 2015, Special Assessment RB	5.38%	09/01/2028	700	671,867
Series 2015, Special Assessment RB	5.50%	09/01/2032	250	237,833
Series 2015, Special Assessment RB	5.88%	09/01/2040	1,000	941,120
Central Texas Regional Mobility Authority; Series 2011, Sub. Lien RB(g)(h)	6.75%	01/01/2021	17,500	21,004,025
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2011, Education RB	5.75%	08/15/2041	1,130	1,216,027
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015, Education RB	5.75%	08/15/2038	1,000	1,027,600
Series 2015, Education RB	5.75%	08/15/2045	8,000	8,188,000
Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB	6.25%	12/01/2045	5,000	5,521,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Grand Parkway Transportation Corp.;
Series 2013 A, First Tier Toll RB	5.50%	04/01/2053	$10,000	$11,050,800
Series 2013 B, Sub. Tier Toll System Conv. CAB RB(c)	5.85%	10/01/2048	17,000	14,476,350
Series 2013 B, Sub. Tier Toll RB	5.00%	04/01/2053	43,260	48,951,286
Series 2013 B, Sub. Tier Toll RB(a)	5.25%	10/01/2051	24,405	28,139,209
Grand Prairie Housing Finance Corp.;
Series 2003, Priority Lien Independent Senior Living Center RB	7.50%	07/01/2017	50	50,245
Series 2003, Priority Lien Independent Senior Living Center RB	7.63%	01/01/2020	655	680,303
Series 2003, Priority Lien Independent Senior Living Center RB	7.75%	01/01/2034	6,795	7,174,637
Series 2003, Sub. Lien Independent Senior Living Center RB(n)	7.50%	07/01/2017	610	29,250
Series 2003, Sub. Lien Independent Senior Living Center RB(n)	7.63%	01/01/2020	345	16,543
Series 2003, Sub. Lien Independent Senior Living Center RB(n)	7.75%	01/01/2034	3,595	172,380
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers;
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2040	4,350	4,455,052
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2045	3,750	3,830,287
HFDC of Central Texas, Inc. (Sears Tyler Methodist);
Series 2009 A, RB(d)	7.75%	11/15/2029	4,910	49
Series 2009 A, RB(d)	7.75%	11/15/2044	15,345	153
Series 2009 B, RB(d)	6.38%	11/15/2019	1,210	12
Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/2033	2,500	2,572,875
Series 2008, RB	6.00%	02/15/2038	5,155	5,296,814
Houston (City of) (Continental Airlines, Inc.); Series 2011 A, Ref. Airport System Special Facilities RB(j)	6.63%	07/15/2038	14,000	15,459,500
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB(j)	4.75%	07/01/2024	685	727,854
Houston (City of), Texas (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System Special Facilities RB(j)	5.00%	07/01/2029	11,750	12,380,387
Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB(a)	5.00%	07/01/2023	6,580	6,921,699
Series 2009 A, Ref. Sr. Lien Airport System RB(a)	5.00%	07/01/2024	3,670	3,859,556
Series 2009 A, Ref. Sr. Lien Airport System RB(a)	5.00%	07/01/2025	6,800	7,149,384
Series 2009 A, Ref. Sr. Lien Airport System RB(a)	5.00%	07/01/2026	3,000	3,152,880
Series 2011 A, Ref. First Lien Utility System RB(a)	5.25%	11/15/2031	18,360	20,780,766
Series 2015 B-1, Airport System RB(j)	5.00%	07/15/2030	15,000	15,780,150
Series 2015 B-1, Airport System RB(j)	5.00%	07/15/2035	21,545	22,588,209
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011, RB(g)(h)	6.50%	05/15/2021	270	326,217
Series 2011, RB	6.50%	05/15/2031	230	263,431
Series 2011 A, RB(g)(h)	6.88%	05/15/2021	790	966,028
La Vernia Higher Education Finance Corp. (Amigos Por Vida/Friends for Life); Series 2008, RB	6.38%	02/15/2037	1,635	1,639,431
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.);
Series 2009 A, RB(g)(h)	6.25%	08/15/2019	1,210	1,360,512
Series 2009 A, RB(g)(h)	6.38%	08/15/2019	7,225	8,145,609
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015, RB(f)	5.60%	08/15/2045	4,420	4,555,650
Leander Independent School District;
Series 2014 C, Unlimited Tax CAB GO Bonds(e)(g)(h)	0.00%	08/15/2024	50,000	11,943,500
Series 2014 C, Unlimited Tax CAB GO Bonds(e)(g)(h)	0.00%	08/15/2024	71,355	16,028,474
Series 2014 D, Ref. Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(e)	0.00%	08/15/2037	4,070	1,700,853
Lone Star College System; Series 2009, Limited Tax GO Bonds(a)(g)(h)	5.00%	08/15/2019	23,200	25,424,648
Mclendon-Chisholm (City of) (Sonoma Public Improvement Distribution Phase);
Series 2015, Special Assessment RB	5.13%	09/15/2028	500	483,325
Series 2015, Special Assessment RB	5.38%	09/15/2035	400	382,140
Series 2015, Special Assessment RB	5.50%	09/15/2040	400	380,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Mission Economic Development Corp. (CarbonLite Recycling LLC); Series 2016, Solid Waste Disposal RB(f)(j)	6.50%	12/01/2033	$10,900	$10,244,147
Mission Economic Development Corp. (Natgasoline);
Series 2016 A, Sr. Lien RB(f)(j)	5.75%	10/01/2031	16,500	17,308,830
Series 2016 B, Sr. Lien RB(f)(j)	5.75%	10/01/2031	14,695	15,415,349
New Hope Cultural Education Facilities Corp. (Morningside Ministries);
Series 2013, First Mortgage RB	6.50%	01/01/2043	4,325	4,809,270
Series 2013, First Mortgage RB	6.50%	01/01/2048	5,675	6,294,937
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	1,250	1,225,625
Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2046	7,950	7,619,200
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2016 A, Ref. Education RB(f)	5.00%	08/15/2046	2,500	2,344,900
Newark High Education Finance Corp. (A+ Charter Schools, Inc.);
Series 2015 A, Education RB(f)	5.50%	08/15/2035	845	839,170
Series 2015 A, Education RB(f)	5.75%	08/15/2045	1,690	1,694,445
North Texas Education Finance Corp. (Uplift Education); Series 2012 A, RB	5.25%	12/01/2047	2,100	2,182,257
North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB (INS–BHAC)(a)(b)	5.75%	01/01/2048	30,545	31,652,256
Series 2011 B, Special Project System CAB RB(e)	0.00%	09/01/2037	15,500	5,896,200
Orange Housing Development Corp. (Villages at Pine Hollow); Series 1998, MFH RB	8.00%	03/01/2028	2,730	2,533,849
Pearland (City of) Development Authority; Series 2009, Tax Increment Allocation Contract RB(g)(h)	5.88%	09/01/2018	805	865,407
Pharr (City of) Higher Education Finance Authority (Idea Public Schools);
Series 2009 A, Education RB	6.25%	08/15/2029	570	612,419
Series 2009 A, Education RB(g)(h)	6.50%	08/15/2019	5,215	5,889,873
Series 2009 A, Education RB	6.50%	08/15/2039	1,105	1,190,472
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB(f)(g)(j)	7.25%	02/13/2020	73,000	75,626,540
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, Retirement Facility RB	7.50%	11/15/2034	2,250	2,531,182
Series 2014 A, Retirement Facility RB	7.75%	11/15/2044	3,600	4,069,620
Series 2014 A, Retirement Facility RB	8.00%	11/15/2049	5,000	5,719,450
Red River Health Facilities Development Corp. (Sears Methodist Retirement System);
Series 2013, Retirement Facility RB(d)	5.45%	11/15/2038	2,100	0
Series 2013, Retirement Facility RB(d)	5.75%	11/15/2039	1,730	0
Series 2013, Retirement Facility RB(d)	6.05%	11/15/2046	6,130	0
Series 2013, Retirement Facility RB(d)	6.05%	11/15/2046	1,323	0
Series 2013, Retirement Facility RB(d)	6.15%	11/15/2049	2,968	0
Series 2013, Retirement Facility RB(d)	6.25%	05/09/2053	673	0
San Juan (City of) Higher Education Finance Authority (Idea Public Schools); Series 2010 A, Education RB(g)(h)	6.70%	08/15/2020	1,000	1,183,520
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB(j)	8.00%	07/01/2038	37,110	16,561,451
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group);
Series 2009, Retirement Facility RB(g)(h)	6.13%	11/15/2019	1,000	1,130,170
Series 2009, Retirement Facility RB(g)(h)	6.38%	11/15/2019	7,150	8,128,263
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/2027	1,500	1,516,230
Series 2007, Retirement Facility RB	5.75%	11/15/2037	2,500	2,517,825
Series 2014, Retirement Facility RB	5.63%	11/15/2041	3,250	3,354,292
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/2025	1,500	1,509,555
Series 2007, Retirement Facility RB	5.75%	02/15/2029	1,600	1,607,184
Series 2009 A, Retirement Facility RB	8.00%	02/15/2038	12,350	13,371,962
Series 2017A, Retirement Facility RB	6.38%	02/15/2048	18,000	18,479,880
Series 2017A, Retirement Facility RB	6.38%	02/15/2052	34,545	35,206,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (Mirador);
Series 2010 A, Retirement Facility RB	7.75%	11/15/2019	$595	$475,703
Series 2010 A, Retirement Facility RB	8.00%	11/15/2029	3,125	2,498,437
Series 2010 A, Retirement Facility RB	8.13%	11/15/2039	7,000	5,596,500
Series 2010 A, Retirement Facility RB	8.25%	11/15/2044	13,000	10,393,500
Series 2010 B-1, TEMPS-75SM Retirement Facility RB	7.25%	05/15/2017	1,775	1,419,113
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2009 A, Retirement Facility RB	8.25%	11/15/2029	2,135	2,278,109
Series 2009 A, Retirement Facility RB	8.25%	11/15/2039	2,140	2,277,902
Series 2009 A, Retirement Facility RB	8.25%	11/15/2044	6,710	7,138,903
Series 2009 B, Retirement Facility RB(g)(o)	5.25%	11/15/2017	1,040	1,032,970
Texas (State of) Department of Housing & Community Affairs (Linked Select Auction Variable Rate Securities & Residual Interest Bonds); Series 1992 C, Home Mortgage RB (CEP–GNMA)(j)	6.90%	07/02/2024	100	102,632
Texas (State of) Water Development Board;
Series 2008 B, Sub. Lien State Revolving Fund RB(a)	5.00%	07/15/2028	5,000	5,077,750
Series 2008 B, Sub. Lien State Revolving Fund RB(a)	5.00%	07/15/2029	11,425	11,602,316
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, Gas Supply RB	5.00%	12/15/2031	10,000	10,672,200
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes);
Series 2016, Sr. Lien RB(j)	5.00%	12/31/2045	8,365	8,850,003
Series 2016, Sr. Lien RB(j)	5.00%	12/31/2050	3,845	4,045,286
Series 2016, Sr. Lien RB(j)	5.00%	12/31/2055	23,135	24,301,929
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, Sr. Lien RB	7.00%	06/30/2040	34,575	39,528,906
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	13,415	15,179,207
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC);
Series 2013, Sr. Lien RB(j)	6.75%	06/30/2043	18,450	21,269,344
Series 2013, Sr. Lien RB(j)	7.00%	12/31/2038	4,000	4,556,120
Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School); Series 2010 A, Education RB	5.80%	08/15/2040	1,000	1,032,590
Texas State Public Finance Authority Charter School Finance Corp. (Odyssey Academy, Inc.);
Series 2010 A, Education RB(g)(h)	6.88%	02/15/2020	1,455	1,694,260
Series 2010 A, Education RB(g)(h)	7.13%	02/15/2020	1,810	2,120,487
Texas State Public Finance Authority Charter School Finance Corp. (School Excellence Education); Series 2004 A, RB (Acquired 12/02/2004-11/12/2009; Cost $3,215,678)(f)	7.00%	12/01/2034	3,255	3,209,039
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.25%	08/15/2042	4,185	4,227,980
Travis County Health Facilities Development Corp. (Westminster Manor);
Series 2010, RB(g)(h)	7.00%	11/01/2020	2,005	2,403,875
Series 2010, RB	7.00%	11/01/2030	495	560,860
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2007, Ref. Hospital RB(g)(h)	5.00%	07/01/2017	5,300	5,379,076
University of Texas System Board of Regents; Series 2008 B, VRD Financing System RB(i)	0.60%	08/01/2025	3,200	3,200,000
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB(g)(h)	5.38%	09/01/2019	465	514,002
Series 2009, Tax Increment Allocation Contract RB(g)(h)	5.50%	09/01/2019	2,250	2,494,035
				915,737,696

Utah–0.19%
Provo (City of) (Freedom Academy Foundation); Series 2007, Charter School RB	5.50%	06/15/2037	2,200	2,201,914
Utah (County of) (Renaissance Academy);
Series 2007 A, Charter School RB(f)	5.35%	07/15/2017	150	150,474
Series 2007 A, Charter School RB(f)	5.63%	07/15/2037	2,700	2,700,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy);
Series 2010 A, Charter School RB	5.38%	07/15/2030	$1,650	$1,723,392
Series 2010 A, Charter School RB	5.63%	07/15/2040	710	740,629
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy);
Series 2010, Charter School RB	6.25%	07/15/2030	1,250	1,332,025
Series 2010, Charter School RB	6.38%	07/15/2040	2,500	2,667,300
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts);
Series 2012, RB	5.60%	07/15/2022	675	719,388
Series 2012, RB	6.30%	07/15/2032	850	918,213
Series 2012, RB	6.55%	07/15/2042	2,000	2,167,160
				15,321,332

Vermont–0.00%
Vermont (State of) Educational & Health Buildings Financing Agency (Developmental & Mental Health);
Series 2002 A, RB	6.38%	06/15/2022	40	39,035
Series 2002 A, RB	6.50%	06/15/2032	175	165,819
				204,854

Virgin Islands–0.39%
Virgin Islands (Government of) (Matching Fund Loan Note — Diago); Series 2009 A, RB	6.75%	10/01/2037	4,500	3,500,730
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	26,275	21,980,352
Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	525	439,220
Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	2,300	1,878,042
Series 2012 A, RB(f)	4.00%	10/01/2022	3,360	2,629,099
Series 2013 B, Ref. Sr. Lien RB(f)	5.00%	10/01/2024	750	616,200
				31,043,643

Virginia–1.76%
Ballston Quarter Communities Development Authority; Series 2016 A, Tax Allocation RB	5.38%	03/01/2036	1,635	1,582,402
Celebrate North Community Development Authority (Celebrate Virginia North);
Series 2003 B, Special Assessment RB(l)	6.60%	03/01/2025	1,179	760,891
Series 2003 B, Special Assessment RB(l)	6.75%	03/01/2034	6,463	4,171,867
Celebrate South Community Development Authority (Celebrate Virginia South); Series 2006, Special Assessment RB(d)	6.25%	03/01/2037	8,499	4,249,160
Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/2030	5,000	4,946,850
Series 2008 A, Residential Care Facilities RB	6.25%	12/01/2038	5,500	5,372,895
New Port Community Development Authority;
Series 2006, Special Assessment RB(d)	5.50%	09/01/2026	492	245,769
Series 2006, Special Assessment RB(d)	5.60%	09/01/2036	1,670	834,215
Peninsula Town Center Community Development Authority;
Series 2007, Special Obligation RB	6.25%	09/01/2024	6,480	6,526,267
Series 2007, Special Obligation RB	6.35%	09/01/2028	7,605	7,649,793
Series 2007, Special Obligation RB	6.45%	09/01/2037	7,671	7,714,264
The Farms of New Kent Community Development Authority;
Series 2006 B, Special Assessment RB(d)	5.45%	03/01/2036	7,000	1,749,160
Series 2006 C, Special Assessment RB(d)	5.80%	03/01/2036	7,250	1,811,630
Tobacco Settlement Financing Corp.;
Series 2007 B-1, Sr. Tobacco Settlement RB	5.00%	06/01/2047	21,035	19,614,086
Series 2007 B-2, Sr. Tobacco Settlement RB	5.20%	06/01/2046	3,000	2,877,540
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(j)	5.50%	01/01/2042	21,975	23,553,684
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, Sr. Lien RB(j)	5.00%	01/01/2040	40,550	41,708,514
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.75%	07/01/2038	5,000	5,430,600
				140,799,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–2.63%
Greater Wenatchee (City of) Regional Events Center Public Facilities District; Series 2012 A, RB	5.50%	09/01/2042	$6,720	$6,858,970
Kalispel Tribe of Indians; Series 2008, RB	6.75%	01/01/2038	8,000	7,680,800
Kennewick (City of) Public Hospital District; Series 2001, Ref. & Improvement RB	6.30%	01/01/2025	2,000	2,002,140
King (County of) Public Hospital District No. 4 (Snoqualmie Valley Hospital);
Series 2011, Ref. & Improvement Limited Tax GO Bonds	6.75%	12/01/2031	500	532,140
Series 2011, Ref. & Improvement Limited Tax GO Bonds	7.00%	12/01/2040	4,000	4,261,520
King (County of) Public Hospital District No. 4;
Series 2015 A, RB	5.75%	12/01/2030	3,000	2,901,510
Series 2015 A, RB	6.00%	12/01/2035	2,685	2,586,192
Series 2015 A, RB	6.25%	12/01/2045	6,465	6,218,489
King (County of); Series 2011 B, Ref. Sewer RB(a)	5.00%	01/01/2034	38,540	42,839,137
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital);
Series 2007, Hospital RB	6.50%	12/01/2038	2,000	2,015,600
Series 2007, RB	6.25%	12/01/2028	3,645	3,676,639
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. Special Facilities RB(j)	5.00%	04/01/2030	19,500	20,255,820
Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2007, RB(g)(h)	5.75%	12/01/2017	1,250	1,297,250
Series 2010, RB	5.75%	12/01/2035	6,000	6,530,760
Series 2010, RB	6.00%	12/01/2030	3,160	3,564,132
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2009, RB(g)(h)	7.00%	07/01/2019	9,145	10,375,094
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB(g)(h)	7.38%	03/01/2019	11,300	12,717,585
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB(g)(h)	5.63%	10/01/2019	3,415	3,807,315
Washington (State of) Housing Finance Commission (Bayview Manor Senior);
Series 2016 A, Ref. RB(f)	5.00%	07/01/2046	1,700	1,669,587
Series 2016 A, Ref. RB(f)	5.00%	07/01/2051	5,500	5,354,415
Washington (State of) Housing Finance Commission (Custodial Receipts Wesley Homes); Series 2008 A, Non-Profit RB(f)(g)(h)	6.20%	01/01/2018	19,025	19,881,505
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(f)	7.00%	07/01/2045	2,150	2,155,633
Series 2015 A, RB(f)	7.00%	07/01/2050	1,500	1,498,260
Series 2015 B-1, TEMPS-85SM RB(f)	5.50%	01/01/2024	7,000	7,001,820
Series 2015 B-2, TEMPS-65SM RB(f)	4.88%	01/01/2022	1,625	1,624,204
Series 2015 B-3, TEMPS-45SM RB(f)	4.38%	01/01/2021	1,875	1,875,319
Washington (State of) Housing Finance Commission (Presbyterian Retirement Communities Northwest); Series 2016 A, Ref. RB(f)	5.00%	01/01/2051	7,300	7,147,795
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill);
Series 2016, Ref. Non-Profit RB(f)	5.00%	07/01/2041	1,000	961,150
Series 2016, Ref. Non-Profit RB(f)	5.00%	07/01/2046	1,000	950,530
Washington (State of); Series 2009 E, Various Purpose Unlimited Tax GO Bonds(a)(g)(h)	5.00%	02/01/2019	18,450	19,870,466
				210,111,777

West Virginia–0.67%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(j)	5.50%	10/15/2037	4,250	4,282,640
Harrison (County of) Commission (Charles Pointe No. 2);
Series 2008 A, Ref. Tax Increment Allocation RB	7.00%	06/01/2035	3,340	3,137,997
Series 2013, Ref. Tax Increment Allocation RB (Acquired 02/15/2008; Cost $988,497)(f)	7.00%	06/01/2035	1,000	499,580
Kanawha (County of) (The West Virginia State University Foundation); Series 2013, Student Housing RB	6.75%	07/01/2045	5,650	6,270,201
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(f)(j)	7.25%	02/01/2036	10,965	10,359,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–(continued)
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/2020	$1,255	$1,303,656
Series 2008, RB	6.50%	10/01/2038	14,000	14,344,680
Series 2008, RB	6.75%	10/01/2043	13,150	13,467,835
				53,665,773

Wisconsin–2.12%
Public Finance Authority (National Gypsum Co.); Series 2014, Ref. Exempt Facilities RB(j)	5.25%	04/01/2030	4,000	4,223,160
Public Financing Authority (Rose Villa); Series 2014 A, Senior Living RB	6.00%	11/15/2049	2,500	2,663,325
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 B, Collateralized Utility RB(j)	5.75%	11/01/2037	4,000	4,092,640
Wisconsin (State of) Health & Educational Facilities Authority (AE Nursing Centers);
Series 2008, RB	7.15%	06/01/2028	850	880,132
Series 2008, RB	7.25%	06/01/2038	1,000	1,032,860
Wisconsin (State of) Health & Educational Facilities Authority (Middleton Glen, Inc.);
Series 1998, RB	5.75%	10/01/2018	360	361,066
Series 1998, RB	5.75%	10/01/2028	2,485	2,488,106
Series 1998, Special Term RB	5.90%	10/01/2028	325	325,452
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.75%	05/01/2039	2,635	2,720,637
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.);
Series 2009 A, RB(g)(h)	7.25%	09/15/2019	4,000	4,615,240
Series 2009 A, RB(g)(h)	7.63%	09/15/2019	1,000	1,163,200
Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.);
Series 2010, RB	7.00%	08/01/2033	2,000	2,015,960
Series 2012, RB	5.75%	08/01/2035	3,215	3,257,567
Series 2012, RB	5.88%	08/01/2042	2,660	2,699,395
Series 2013, RB	7.00%	08/01/2043	6,500	6,812,585
Wisconsin (State of) Public Finance Authority (Bancroft Neurohearlth);
Series 2016 A, RB(f)	5.00%	06/01/2036	1,500	1,391,295
Series 2016 A, RB(f)	5.13%	06/01/2048	3,500	3,212,720
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch);
Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	465	505,064
Series 2011 A, Continuing Care Retirement Community RB	7.75%	06/01/2028	7,980	9,341,069
Series 2011 A, Continuing Care Retirement Community RB	8.00%	06/01/2035	10,150	12,024,197
Series 2011 A, Continuing Care Retirement Community RB	8.25%	06/01/2046	4,000	4,762,760
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada);
Series 2015, RB	5.50%	12/01/2035	4,000	3,834,840
Series 2015, RB	5.75%	12/01/2045	6,660	6,357,170
Wisconsin (State of) Public Finance Authority (North Carolina Charter Educational Foundation); Series 2016 A, Education RB(f)	5.00%	06/15/2046	19,660	17,760,844
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.75%	04/01/2042	6,340	6,430,155
Series 2015, Ref. RB	5.88%	04/01/2045	7,500	7,693,950
Wisconsin (State of) Public Finance Authority (Voyager Foundation Inc.);
Series 2012 A, Charter School RB	5.50%	10/01/2022	560	610,182
Series 2012 A, Charter School RB	6.00%	10/01/2032	1,475	1,564,532
Series 2012 A, Charter School RB	6.20%	10/01/2042	1,300	1,376,505
Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, Higher Education Facility RB(f)	5.00%	12/01/2031	6,830	6,415,009
Series 2016, Higher Education Facility RB(f)	5.25%	12/01/2039	3,785	3,487,575
Wisconsin Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016 A, Ref. RB(a)	5.00%	11/15/2039	38,800	43,251,136
				169,370,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wyoming–0.08%
West Park Hospital District (West Park Hospital);
Series 2011, Ref. RB	7.00%	06/01/2035	$1,085	$1,223,880
Series 2011 A, RB	7.00%	06/01/2040	4,890	5,497,432
				6,721,312
Total Municipal Obligations (Cost $8,559,139,802)				8,857,996,617

Bonds and Notes–0.04%
Texas–0.04%
Sears Tyler Methodist Retirement Corp. Sub. Notes (Acquired 02/25/2013; Cost $0)(f)	2.00%	02/25/2048	135	0
Texas Pellets Inc./German Pellets Texas LLC., Sr. Sec. Notes(d)(f)	8.00%	02/01/2017	3,125	3,125,000
Total Bonds and Notes (Cost $3,125,000)				3,125,000
TOTAL INVESTMENTS(r)–110.72% (Cost $8,562,264,802)				8,861,121,617
FLOATING RATE NOTE OBLIGATIONS–(12.05)%
Notes with interest and fee rates ranging from 1.18% to 1.61% at 02/28/2017 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2056 (See Note 1J)(s)				(964,695,000)
OTHER ASSETS LESS LIABILITIES–1.33%				106,664,807
NET ASSETS–100.00%				$8,003,091,424

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Connie Lee	– Connie Lee Insurance Co.
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates

GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds

Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TAN	– Tax Anticipation Notes
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

*	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(a)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2017 was $68,279,278, which represented less than 1% of the Fund’s Net Assets.
(e)	Zero coupon bond issued at a discount.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $915,904,421, which represented 11.44% of the Fund’s Net Assets.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(j)	Security subject to the alternative minimum tax.
(k)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2017 was $14,868,533, which represented less than 1% of the Fund’s Net Assets.
(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)	Restructured security not accruing interest income. The aggregate value of these securities at February 28, 2017 was $218,177, which represented less than 1% of the Fund’s Net Assets.
(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(p)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(q)	Security subject to crossover refunding.
(r)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(s)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2017. At February 28, 2017, the Fund’s investments with a value of $1,585,559,812 are held by TOB Trusts and serve as collateral for the $964,695,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46                         Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $8,562,264,802)	$8,861,121,617
Cash	1,938,067
Receivable for:
Investments sold	58,467,890
Fund shares sold	32,160,994
Interest	120,565,467
Investment for trustee deferred compensation and retirement plans	635,003
Other assets	134,266
Total assets	9,075,023,304

Liabilities:
Floating rate note obligations	964,695,000
Payable for:
Investments purchased	78,045,551
Fund shares reacquired	11,543,999
Dividends	13,861,895
Accrued fees to affiliates	2,661,459
Accrued trustees’ and officers’ fees and benefits	13,884
Accrued other operating expenses	385,237
Trustee deferred compensation and retirement plans	724,855
Total liabilities	1,071,931,880
Net assets applicable to shares outstanding	$8,003,091,424

Net assets consist of:
Shares of beneficial interest	$8,158,887,802
Undistributed net investment income	22,264,840
Undistributed net realized gain (loss)	(476,918,033)
Net unrealized appreciation	298,856,815
$8,003,091,424

Net Assets:
Class A	$4,922,388,653
Class B	$37,220,432
Class C	$1,175,513,105
Class Y	$1,867,338,249
Class R5	$630,985

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	498,757,091
Class B	3,753,805
Class C	119,480,791
Class Y	188,846,571
Class R5	63,978
Class A:
Net asset value per share	$9.87
Maximum offering price per share
(Net asset value of $9.87 ÷ 95.75%)	$10.31
Class B:
Net asset value and offering price per share	$9.92
Class C:
Net asset value and offering price per share	$9.84
Class Y:
Net asset value and offering price per share	$9.89
Class R5:
Net asset value and offering price per share	$9.86

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47                         Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$466,112,101
Other income	383,886
Total investment income	466,495,987

Expenses:
Advisory fees	40,092,781
Administrative services fees	707,857
Distribution fees:
Class A	12,227,899
Class B	128,075
Class C	11,855,448
Interest, facilities and maintenance fees	11,480,981
Transfer agent fees — A, B, C and Y	5,201,928
Transfer agent fees — R5	1,274
Trustees’ and officers’ fees and benefits	138,951
Registration and filing fees	348,731
Reports to shareholders	571,164
Professional services fees	121,530
Taxes	1,447,911
Other	270,690
Total expenses	84,595,220
Less: Expense offset arrangement(s)	(3,718)
Net expenses	84,591,502
Net investment income	381,904,485

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(36,382,618)
Change in net unrealized appreciation (depreciation) of investment securities	(148,701,702)
Net realized and unrealized gain (loss)	(185,084,320)
Net increase in net assets resulting from operations	$196,820,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48                         Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$381,904,485	$381,403,214
Net realized gain (loss)	(36,382,618)	(22,107,698)
Change in net unrealized appreciation (depreciation)	(148,701,702)	36,051,867
Net increase in net assets resulting from operations	196,820,165	395,347,383

Distributions to shareholders from net investment income:
Class A	(239,372,822)	(236,359,912)
Class B	(2,501,855)	(3,420,031)
Class C	(49,164,121)	(50,736,688)
Class Y	(92,427,154)	(73,224,237)
Class R5	(64,567)	(139,918)
Total distributions from net investment income	(383,530,519)	(363,880,786)

Share transactions–net:
Class A	191,663,718	27,434,950
Class B	(22,821,338)	(15,954,610)
Class C	19,627,695	(42,485,881)
Class Y	358,747,197	206,084,530
Class R5	(2,052,417)	(230,205)
Net increase in net assets resulting from share transactions	545,164,855	174,848,784
Net increase in net assets	358,454,501	206,315,381

Net assets:
Beginning of year	7,644,636,923	7,438,321,542
End of year (includes undistributed net investment income of $22,264,840 and $29,318,491, respectively)	$8,003,091,424	$7,644,636,923

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

As of the opening of business on December 12, 2016, the Fund has reopened public sales of its Class A, Class C, Class Y and Class R5 shares to all investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

49                         Invesco High Yield Municipal Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund

50                         Invesco High Yield Municipal Fund

monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

51                         Invesco High Yield Municipal Fund

K.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.60%
Next $300 million	0.55%
Over $600 million	0.50%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $864,552 in front-end sales commissions from the sale of Class A shares and $107,010, $5,016 and $19,740 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

52                         Invesco High Yield Municipal Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$8,857,012,307	$984,310	$8,857,996,617
Bonds and Notes	—	—	3,125,000	3,125,000
Total Investments	$—	$8,857,012,307	$4,109,310	$8,861,121,617

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities purchases of $458,092,714 and securities sales of $488,157,672, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,718.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2017 were $852,000,462 and 1.30%, respectively.

53                         Invesco High Yield Municipal Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income — tax-exempt	$383,530,519	$363,880,786

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$11,041,057
Net unrealized appreciation — investments	304,126,511
Temporary book/tax differences	(708,253)
Capital loss carryforward	(470,255,693)
Shares of beneficial interest	8,158,887,802
Total net assets	$8,003,091,424

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs, book to tax accretion and amortization differences and defaulted securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$77,334,684	$—	$77,334,684
February 28, 2019	42,986,977	—	42,986,977
Not subject to expiration	139,482,030	210,452,002	349,934,032
	$259,803,691	$210,452,002	$470,255,693

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $2,071,485,126 and $1,427,694,124, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$679,637,713
Aggregate unrealized (depreciation) of investment securities	(375,511,202)
Net unrealized appreciation of investment securities	$304,126,511

Cost of investments for tax purposes is $8,556,995,106.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, on February 28, 2017, undistributed net investment income was decreased by $5,427,617, undistributed net realized gain (loss) was increased by $259,633,163 and shares of beneficial interest was decreased by $254,205,546. This reclassification had no effect on the net assets of the Fund.

54                         Invesco High Yield Municipal Fund

NOTE 11—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	87,905,884	$878,760,288	60,759,910	$607,699,312
Class B	17,840	180,502	38,573	389,502
Class C	15,922,941	158,304,215	8,179,841	81,586,210
Class Y	113,376,103	1,147,073,592	62,876,426	630,677,988
Class R5	10,957	108,148	29,763	295,124

Issued as reinvestment of dividends:
Class A	12,787,837	129,885,614	13,023,397	130,805,391
Class B	146,273	1,496,194	199,307	2,007,869
Class C	2,892,804	29,290,749	2,980,805	29,996,994
Class Y	5,336,567	54,358,842	4,560,484	46,122,445
Class R5	654	6,644	7,010	69,951

Automatic conversion of Class B shares to Class A shares:
Class A	1,779,494	18,024,096	911,462	9,111,076
Class B	(1,771,259)	(18,024,096)	(907,266)	(9,111,076)

Reacquired:
Class A	(82,546,081)	(835,006,280)	(72,186,898)	(720,180,829)
Class B	(634,231)	(6,473,938)	(921,124)	(9,240,905)
Class C	(16,704,450)	(167,967,269)	(15,472,547)	(154,069,085)
Class Y	(83,961,082)	(842,685,237)	(47,027,313)	(470,715,903)
Class R5	(208,049)	(2,167,209)	(59,490)	(595,280)
Net increase in share activity	54,352,202	$545,164,855	16,992,340	$174,848,784

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

55                         Invesco High Yield Municipal Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$10.11	$0.50	$(0.24)	$0.26	$(0.50)	$9.87	2.53%		$4,922,389	1.01	%(d)	0.87	%(d)	4.87	%(d)	17%
Year ended 02/29/16	10.06	0.52	0.03	0.55	(0.50)	10.11	5.62		4,838,666	0.93		0.86		5.22		14
Year ended 02/28/15	9.39	0.51	0.67	1.18	(0.51)	10.06	12.86		4,791,381	0.93		0.86		5.18		17
Year ended 02/28/14	10.17	0.53	(0.78)	(0.25)	(0.53)	9.39	(2.37)		4,317,516	0.92		0.87		5.58		35
Year ended 02/28/13	9.71	0.53	0.49	1.02	(0.56)	10.17	10.78		4,981,494	0.90		0.84		5.32		19
Class B
Year ended 02/28/17	10.15	0.50	(0.23)	0.27	(0.50)	9.92	2.64	(e)	37,220	1.01	(d)(e)	0.87	(d)(e)	4.87	(d)(e)	17
Year ended 02/29/16	10.11	0.52	0.02	0.54	(0.50)	10.15	5.51	(e)	60,864	0.93	(e)	0.86	(e)	5.22	(e)	14
Year ended 02/28/15	9.43	0.51	0.68	1.19	(0.51)	10.11	12.94	(e)	76,661	0.93	(e)	0.86	(e)	5.18	(e)	17
Year ended 02/28/14	10.22	0.53	(0.79)	(0.26)	(0.53)	9.43	(2.44	)(e)	85,969	0.92	(e)	0.87	(e)	5.58	(e)	35
Year ended 02/28/13	9.75	0.53	0.51	1.04	(0.57)	10.22	10.87	(e)	132,952	0.90	(e)	0.84	(e)	5.32	(e)	19
Class C
Year ended 02/28/17	10.07	0.42	(0.23)	0.19	(0.42)	9.84	1.86		1,175,513	1.76	(d)	1.62	(d)	4.12	(d)	17
Year ended 02/29/16	10.03	0.45	0.02	0.47	(0.43)	10.07	4.79	(f)	1,182,368	1.66	(f)	1.59	(f)	4.49	(f)	14
Year ended 02/28/15	9.36	0.43	0.68	1.11	(0.44)	10.03	12.06	(f)	1,220,444	1.67	(f)	1.60	(f)	4.44	(f)	17
Year ended 02/28/14	10.15	0.46	(0.79)	(0.33)	(0.46)	9.36	(3.15)		991,079	1.67		1.62		4.83		35
Year ended 02/28/13	9.69	0.46	0.49	0.95	(0.49)	10.15	9.97		1,237,889	1.65		1.59		4.57		19
Class Y
Year ended 02/28/17	10.12	0.52	(0.22)	0.30	(0.53)	9.89	2.89		1,867,338	0.76	(d)	0.62	(d)	5.12	(d)	17
Year ended 02/29/16	10.08	0.55	0.01	0.56	(0.52)	10.12	5.78		1,560,105	0.68		0.61		5.47		14
Year ended 02/28/15	9.41	0.54	0.67	1.21	(0.54)	10.08	13.12		1,346,986	0.68		0.61		5.43		17
Year ended 02/28/14	10.19	0.56	(0.79)	(0.23)	(0.55)	9.41	(2.11)		679,827	0.67		0.62		5.83		35
Year ended 02/28/13	9.73	0.56	0.49	1.05	(0.59)	10.19	11.04		920,379	0.65		0.59		5.57		19
Class R5
Year ended 02/28/17	10.11	0.52	(0.25)	0.27	(0.52)	9.86	2.64		631	0.80	(d)	0.66	(d)	5.08	(d)	17
Year ended 02/29/16	10.07	0.54	0.02	0.56	(0.52)	10.11	5.77		2,633	0.72		0.65		5.43		14
Year ended 02/28/15	9.41	0.53	0.67	1.20	(0.54)	10.07	13.01		2,851	0.68		0.61		5.43		17
Year ended 02/28/14	10.18	0.56	(0.78)	(0.22)	(0.55)	9.41	(2.00)		2,794	0.66		0.61		5.84		35
Year ended 02/28/13(g)	9.79	0.46	0.42	0.88	(0.49)	10.18	9.16		8,466	0.67	(h)(i)	0.63	(i)	5.55	(i)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2013, the portfolio turnover calculation excludes the value of securities purchased of $729,359,150 and sold of $70,250,290 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco High Income Municipal Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,891,160, $51,230, $1,185,545, $1,799,347 and $1,274 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% for the years ended February 28, 2017, February 29, 2016, February 28, 2015, February 28, 2014 and February 28, 2013.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended February 29, 2016 and February 28, 2015.
(g)	Commencement date of April 30, 2012.
(h)	For the year ended February 28, 2013, the ratio of expenses to average net assets without fee waivers and/or expenses absorbed was 0.69%.
(i)	Annualized.

NOTE 13—Subsequent Event

Effective April 4, 2017, the Fund began offering Class R6 shares.

56                         Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of the Invesco High Yield Municipal Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco High Yield Municipal Fund (one of the portfolios constituting the AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

57                         Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$964.70	$5.11	$1,019.59	$5.26	1.05%
B	1,000.00	964.00	5.11	1,019.59	5.26	1.05
C	1,000.00	960.90	8.75	1,015.87	9.00	1.80
Y	1,000.00	966.00	3.90	1,020.83	4.01	0.80
R5	1,000.00	965.70	4.09	1,020.63	4.21	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

58                         Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

59                         Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008	Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust Formerly: Assistant Vice President, The Invesco Funds	N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Municipal Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                                 Invesco Distributors, Inc.                                              VK-HYM-AR-1                               04132017      0835

Annual Report to Shareholders	February 28, 2017

Invesco Intermediate Term Municipal Income Fund Nasdaq: A: VKLMX ◾ B: VKLBX ◾ C: VKLCX ◾ Y: VKLIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Intermediate Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Intermediate Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco Intermediate Term Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 2-17 Years Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.30%
Class B Shares	-0.34
Class C Shares	-1.06
Class Y Shares	-0.05
S&P Municipal Bond Index▼ (Broad Market Index)	0.76
S&P Municipal Bond 2-17 Years Investment Grade Index▼ (Style-Specific Index)	-0.09
Lipper Intermediate Municipal Debt Funds Index⬛ (Peer Group Index)	-0.18

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

Municipal securities performed well for most of 2016, as they did the prior year. The reporting period ended on a mixed note, however; municipals sold off following the US presidential election, but recovered at the start of 2017. Particularly in the first half of 2016, municipal securities benefited from technical factors, including strong demand and low supply. For the reporting period as a whole, flows into the asset class were uncharacteristically strong as the US Federal Reserve (the Fed) remained accommodative.

    The US municipal bond market was one of the few sectors that exhibited relative stability following the June 2016 Brexit referendum, in which UK voters opted to leave the European Union. Beginning in August 2016, issuance rose significantly; indeed, August issuance totaled $45.7 billion, the highest level in 30 years.1 In September, the market posted its first negative monthly performance since June 2015.2 Overall, demand for municipals remained solid in the third quarter of 2016 and flows into the asset class were strong across all sectors of the municipal market. The close of the third quarter marked the 52nd consecutive week of positive flows into municipal bond mutual funds.3

    Following the outcome of the US presidential election, US Treasuries sold off significantly, and municipals followed. Uncertainty about how tax reform might potentially affect municipal investors contributed to the sell-off. As a result, municipals retraced most of 2016’s positive performance. In December 2016, the Fed raised interest rates by a quarter point – its only increase during the reporting period.4 In the first two months of 2017, municipals regained much of the ground they lost in the post-election sell-off, and flows into the asset class turned positive once again. At the close of the reporting period, we believed the municipal bond market remained strong. Defaults and downgrades were muted, but it will take time to decipher the priorities and policies of the new administration, some of which may affect the municipal market.

    During the fiscal year, security selection in the hospital, incremental tax and local general obligation sectors contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s overweight allocation to revenue bonds over general obligation bonds contributed to relative results. On a state level, selection in and underweight allocations to California and New York bonds also benefited the Fund’s relative performance.

    Overweight exposure to longer-duration bonds detracted from the Fund’s performance relative to its style-specific benchmark, as rates rose over the reporting period. Security selection in the other revenue sector, which is comprised of various leasing revenues, and in the appropriation sector also detracted from relative performance. On a state level, holdings in Illinois and New Jersey detracted from the Fund’s relative performance.

    During the reporting period, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	83.9%
General Obligation Bonds	8.8
Pre-Refunded Bonds	5.5
Other	1.8

Top Five Debt Holdings
% of total net assets

1. Illinois (State of) Toll Highway Authority; Series 2014 D	1.2%

2. Michigan (State of) Finance Authority (Detroit Water & Sewerage Department); Series 2014 D-2	0.9

3. Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C	0.8
4. New Jersey (State of) Transportation Trust Fund Authority; Subseries 2016 A-2	0.8
5. Houston (City of); Series 2012	0.7

Total Net Assets	$1.2 billion

Total Number of Holdings	631

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2017.

4                          Invesco Intermediate Term Municipal Income Fund

at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: The Bond Buyer
2	Source: Standard & Poor’s
3	Source: Barclays
4	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for Invesco’s Municipal Bond Team, is manager of
Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2016. Mr.
Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income
Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined
Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                          Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.52%
10 Years	3.54
5 Years	2.14
1 Year	-2.80

Class B Shares
Inception (5/28/93)	4.37%
10 Years	3.61
5 Years	2.29
1 Year	-5.19

Class C Shares
Inception (10/19/93)	3.63%
10 Years	3.04
5 Years	1.90
1 Year	-2.03

Class Y Shares
Inception (8/12/05)	4.05%
10 Years	4.06
5 Years	2.92
1 Year	-0.05

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Intermediate Term Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.51%
10 Years	3.51
5 Years	2.35
1 Year	-2.70

Class B Shares
Inception (5/28/93)	4.36%
10 Years	3.57
5 Years	2.52
1 Year	-5.09

Class C Shares
Inception (10/19/93)	3.61%
10 Years	3.01
5 Years	2.11
1 Year	-1.92

Class Y Shares
Inception (8/12/05)	4.01%
10 Years	4.03
5 Years	3.12
1 Year	-0.03

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.86%, 0.86%, 1.61% and 0.61%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.90%, 0.90%, 1.65% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2005, the CDSC on Class B shares declines from 3% at the time of purchase to 0% at the beginning of the fifth year. For shares purchased after June 1, 2005, and before June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                          Invesco Intermediate Term Municipal Income Fund

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

8                Invesco Intermediate Term Municipal Income Fund

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counter-party risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–102.08%
Alabama–1.91%
Alabama (State of) Port Authority; Series 2017 A, Ref. Docks Facilities RB (INS–AGM)(a)(b)	5.00%	10/01/2033	$3,500	$3,898,020
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(b)	5.00%	09/01/2025	1,500	1,753,395
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(b)	5.00%	09/01/2028	1,500	1,725,705
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.50%	06/01/2030	2,000	2,109,620
Lower Alabama Gas District (The); Series 2016 A, Gas Project RB	5.00%	09/01/2034	5,000	5,706,800
Pell City (City of) Special Care Facilities Financing Authority (Noland Health Services, Inc
Series 2012, RB	5.00%	12/01/2021	2,250	2,575,192
Series 2016 A, RB	5.00%	12/01/2031	4,850	5,303,960
				23,072,692

Alaska–0.24%
Alaska (State of) Municipal Bond Bank Authority;
Series 2009, RB(c)(d)	5.00%	09/01/2018	245	260,178
Series 2009, RB(c)(d)	5.00%	09/01/2018	5	5,309
Series 2009, RB(c)(d)	5.25%	09/01/2018	390	415,619
Series 2009, RB(c)(d)	5.25%	09/01/2018	10	10,655
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB(c)(d)	5.50%	09/01/2019	1,000	1,108,460
Series 2009, Lease RB (INS–AGC)(b)	5.00%	09/01/2019	1,000	1,090,400
				2,890,621

Arizona–2.77%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2032	3,400	3,814,868
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2010, RB	5.00%	05/15/2026	2,000	2,172,900
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.00%	11/15/2024	2,025	2,079,938
Series 2014, Ref. RB	5.25%	11/15/2029	2,105	2,100,474
Phoenix (City of) Industrial Development Authority (Career Success Schools); Series 2009, Education RB	6.13%	01/01/2020	230	230,667
Phoenix (City of) Industrial Development Authority (Great Hearts Academies); Series 2016, Ref. Education Facilities RB	5.00%	07/01/2036	1,675	1,768,984
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(e)	5.75%	07/01/2024	1,000	1,101,500
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/2027	3,000	3,303,060
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	6.00%	05/01/2024	585	624,891
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	5.00%	07/01/2025	750	745,163
Pinal (County of) Electric District No. 4; Series 2008, Electrical System RB(d)	5.25%	12/01/2018	340	358,309
Salt River Project Agricultural Improvement & Power District;
Series 2009 A, Electric System RB	5.00%	01/01/2022	1,000	1,075,470
Series 2016 A, Ref. Electric System RB	5.00%	01/01/2034	5,500	6,451,665
University Medical Center Corp.; Series 2009, Hospital RB(d)	5.25%	07/01/2017	1,000	1,015,800
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	5.00%	07/15/2020	700	725,921
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	5.00%	07/15/2021	485	506,311
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	5.00%	07/15/2022	570	597,742
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	5.00%	07/15/2023	825	867,265
Series 2013 B, Unlimited Tax GO Bonds(e)	5.00%	07/15/2023	560	588,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2026	$2,000	$2,239,900
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/2025	1,000	1,142,350
				33,511,867

Arkansas–0.13%
Pulaski (County of) Public Facilities Board; Series 2014, RB	5.00%	12/01/2028	1,345	1,536,393

California–8.09%
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/2028	1,500	1,647,675
California (State of) Municipal Finance Authority (High Tech High-Chula Vista); Series 2008 B, Educational Facility RB(e)	5.50%	07/01/2018	380	393,809
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(a)(e)	5.00%	07/01/2027	7,000	7,266,770
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	5.25%	07/01/2023	1,400	1,514,198
California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB	4.13%	07/01/2024	500	514,765
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2013 B-2, TEMPS-55SM RB	2.40%	10/01/2020	1,115	1,115,636
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012, Floating Rate RB(c)(f)	1.59%	05/01/2017	4,000	4,001,640
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/2029	3,000	3,247,830
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(c)(d)	6.25%	08/01/2019	1,680	1,889,395
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB(e)	6.25%	11/15/2019	385	411,115
California (State of);
Series 2012 B, Ref. Floating Rate Unlimited Tax GO Bonds(f)	1.79%	05/01/2020	2,000	2,020,460
Series 2013 C, Floating Rate Unlimited Tax GO Bonds(c)(f)	1.24%	12/01/2020	4,000	3,984,640
Series 2016 B, Floating Rate Unlimited Tax GO Bonds(c)(f)	1.31%	12/01/2021	2,000	2,002,640
California County Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(g)	0.00%	06/01/2033	3,945	1,552,357
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2031	1,070	1,170,890
Series 2017, Ref. RB	5.00%	10/15/2033	1,000	1,085,060
Corona-Norco Unified School District (Community Facilities District No. 98-1);
Series 2013, Ref. Special Tax RB	5.00%	09/01/2021	810	912,003
Series 2013, Ref. Special Tax RB	5.00%	09/01/2023	1,000	1,150,810
Foothill-Eastern Transportation Corridor Agency; Subseries 2014 B-2, Ref. Toll Road RB(c)	5.00%	01/15/2020	5,000	5,348,800
Fresno (City of); Series 2010 A-1, Water System RB	5.50%	06/01/2022	1,000	1,127,590
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	3,190	3,214,276
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	6,000	6,000,120
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2021	2,000	2,288,860
Irvine (City of) (Reassessment District No. 13-1);
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2019	475	502,332
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2020	450	497,151
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2021	375	421,500
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2022	710	805,786
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2023	500	570,040
Lake Elsinore (City of) Public Financing Authority; Series 2015, Ref. Special Tax RB	5.00%	09/01/2028	2,300	2,532,990
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.25%	07/01/2022	3,200	3,503,808
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(e)	5.50%	03/01/2018	50	51,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Murrieta (City of) Public Financing Authority; Series 2012, Ref. Special Tax RB	5.00%	09/01/2023	$1,000	$1,129,180
Oakland Unified School District (County of Alameda, California);
Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2028	1,000	1,184,950
Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2029	1,160	1,364,844
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. Special Tax RB	5.00%	09/01/2022	575	652,550
Series 2012, Ref. Special Tax RB	5.00%	09/01/2023	450	504,027
Regents of the University of California;
Series 2009 O, General RB(c)(d)(h)	5.75%	05/15/2019	1,185	1,308,489
Series 2009 O, General RB(c)(d)(h)	5.75%	05/15/2019	795	877,847
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/2024	1,500	1,660,755
Sacramento (County of); Series 2009 D, Sub. Passenger Facility Charge Grant Airport System RB	5.38%	07/01/2026	2,000	2,109,820
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	6.25%	12/01/2020	1,000	1,131,550
San Diego (County of) Regional Airport Authority; Series 2013 B, Sr. RB(a)	5.00%	07/01/2023	700	814,079
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C, Ref. Second Series RB(a)	5.00%	05/01/2023	2,000	2,228,700
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB(c)(d)	6.00%	08/01/2019	1,085	1,215,146
Series 2009 D, Tax Allocation RB(c)(d)	6.25%	08/01/2019	1,000	1,125,930
Series 2011 D, Tax Allocation RB(c)(d)	6.63%	02/01/2021	500	602,545
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2027	750	811,200
Series 2013 B, Special Tax RB	5.00%	08/01/2027	405	438,048
San Jose (City of); Series 2011 A-1, Airport RB(a)	5.25%	03/01/2026	2,000	2,185,520
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(b)	5.50%	08/01/2026	3,195	3,658,499
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.00%	09/01/2026	1,030	1,126,748
Series 2013, Special Tax RB	5.13%	09/01/2027	1,200	1,311,636
Southern California Public Power Authority (Milford Wind Corridor); Series 2010 1, RB	5.00%	07/01/2024	2,000	2,207,520
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(b)(c)	3.20%	06/01/2020	4,245	4,251,834
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/2023	1,000	1,249,100
				97,896,733

Colorado–1.12%
Colorado (State of) Educational and Cultural Facilities Authority (Skyview Academy);
Series 2014, Ref. & Improvement Charter School RB(e)	5.13%	07/01/2034	1,500	1,535,820
Series 2014, Ref. & Improvement Charter School RB(e)	4.13%	07/01/2024	500	505,665
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(e)	5.00%	12/01/2025	550	543,246
Series 2015 A, Ref. RB(e)	5.50%	12/01/2030	750	753,810
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	5.00%	01/15/2022	750	806,107
Series 2010, Private Activity RB	5.25%	07/15/2019	1,000	1,077,950
Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(h)	5.00%	08/01/2024	2,000	2,113,440
Series 2008, Unlimited Tax GO Bonds(h)	5.00%	08/01/2025	500	528,065
Denver (City & County of) Colorado; Series 2016 A, Ref. Dedicated Tax and Improvement RB	5.00%	08/01/2027	800	960,248
Denver (City & County of); Series 2012 A, Airport System RB(a)	5.00%	11/15/2022	740	850,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Plaza Metropolitan District No. 1;
Series 2013, Ref. Tax Allocation RB(e)	5.00%	12/01/2017	$1,170	$1,187,234
Series 2013, Ref. Tax Allocation RB(e)	5.00%	12/01/2021	1,045	1,110,260
Series 2013, Ref. Tax Allocation RB(e)	5.00%	12/01/2022	500	533,370
University of Colorado; Series 2009 A, Enterprise System RB(c)(d)	5.50%	06/01/2019	1,000	1,098,640
				13,604,737

Connecticut–0.30%
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(a)	5.50%	04/01/2021	1,000	1,114,940
Connecticut (State of); Series 2013 A, Floating Rate Unlimited Tax GO Bonds(f)	1.06%	03/01/2018	2,500	2,497,650
				3,612,590

District of Columbia–1.40%
District of Columbia (American University); Series 2006 B, VRD Multimodal RB (LOC–Royal Bank of Canada)(i)(j)	0.64%	10/01/2036	5,775	5,775,000
District of Columbia (Provident Group — Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2030	2,250	2,146,905
District of Columbia Water & Sewer Authority; Series 2016 A, Ref. Sub. Lien Public Utility RB	5.00%	10/01/2034	3,000	3,461,370
District of Columbia; Series 2007 C, Unlimited Tax GO Bonds(c)(d)	5.00%	12/01/2017	3,000	3,097,110
Metropolitan Washington Airports Authority; Series 2016 A, Ref. Airport System RB(a)	5.00%	10/01/2034	2,215	2,497,125
				16,977,510

Florida–5.02%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/2022	1,750	1,766,170
Atlantic Beach (City of) (Fleet Landing);
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2023	565	636,484
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2021	440	489,078
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2022	375	420,716
Central Florida Expressway Authority; Series 2016 B, Ref. Sr. Lien RB	5.00%	07/01/2028	3,250	3,819,432
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	1,000	1,112,950
Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/2017	2,000	2,023,620
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2022	2,000	2,312,980
Collier (County of) Industrial Development Authority (The Arlington of Naples); Series 2014 A, Continuing Care Community RB(e)	7.25%	05/15/2026	1,215	1,362,404
Florida (State of) Department of Environmental Protection; Series 2014, Ref. Preservation RB	5.00%	07/01/2022	4,925	5,759,787
Florida (State of) Higher Educational Facilities Financial Authority (Nova Southeastern University);
Series 2016, Ref. Education Facility RB	5.00%	04/01/2033	1,150	1,249,682
Series 2016, Ref. Education Facility RB	5.00%	04/01/2035	3,080	3,315,158
Series 2016, Ref. Education Facility RB	5.00%	04/01/2036	1,000	1,073,980
Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 B, RB	5.00%	10/01/2026	2,000	2,248,840
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 A, Ref. RB	5.00%	10/01/2027	1,000	1,132,380
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, Educational Facilities RB(e)	6.00%	06/15/2035	1,265	1,280,522
Manatee (County of) School District;
Series 2017, Sales Tax RB (INS–AGM)(b)	5.00%	10/01/2029	1,000	1,160,480
Series 2017, Sales Tax RB (INS–AGM)(b)	5.00%	10/01/2031	3,000	3,451,320
Series 2017, Sales Tax RB (INS–AGM)(b)	5.00%	10/01/2032	1,250	1,428,788
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.00%	11/15/2024	1,990	2,201,816
Series 2012, RB	5.50%	11/15/2032	1,670	1,816,910
Miami (City of) Health Facilities Authority (Miami Jewish Health System, Inc.);
Series 2017, Ref. Health Facilities RB	5.00%	07/01/2025	600	651,936
Series 2017, Ref. Health Facilities RB	5.00%	07/01/2026	1,135	1,230,998
Series 2017, Ref. Health Facilities RB	5.00%	07/01/2027	1,000	1,084,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2012 A, RB	5.00%	04/01/2024	$415	$474,793
Miami-Dade (County of) Expressway Authority;
Series 2013 A, Ref. Toll System RB	5.00%	07/01/2022	2,000	2,308,000
Series 2016 A, Ref. Toll System RB	5.00%	07/01/2028	1,625	1,905,361
Series 2016 A, Ref. Toll System RB	5.00%	07/01/2029	1,175	1,368,840
Orlando (City of) & Orange (County of) Expressway Authority; Series 2012, Ref. RB	5.00%	07/01/2023	1,000	1,157,580
Palm Beach (County of) Health Facilities Authority (BRRH Corp. Obligated Group); Series 2014, Ref. RB	5.00%	12/01/2031	4,000	4,356,120
Palm Beach (County of) Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, Hospital RB	5.00%	11/01/2023	1,215	1,347,228
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(b)(c)	5.35%	05/01/2018	1,000	1,047,220
Reedy Creek Improvement District;
Series 2013 1, Ref. Utilities RB	5.00%	10/01/2021	885	1,006,732
Series 2013 1, Ref. Utilities RB	5.00%	10/01/2022	800	919,848
Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(e)	5.75%	10/01/2022	750	764,295
Tampa (City of); Series 2010, Ref. Solid Waste System RB (INS–AGM)(a)(b)	5.00%	10/01/2018	1,000	1,059,060
				60,746,378

Georgia–1.14%
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB(c)(d)	6.75%	01/01/2019	430	467,006
Atlanta (City of); Series 2009 A, Water & Wastewater RB	5.25%	11/01/2017	1,500	1,546,095
Fulton (County of) Development Authority (Robert Woodruff); Series 2009 B, Ref. RB	5.25%	03/15/2024	1,000	1,074,520
Metropolitan Atlanta Rapid Transit Authority; Series 2016 B, Ref. Sales Tax RB	5.00%	07/01/2032	7,150	8,389,953
Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2016, Ref. RAC	5.00%	01/01/2028	2,030	2,362,148
				13,839,722

Guam–0.73%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB(d)	5.25%	12/01/2017	1,000	1,034,110
Series 2009 A, Limited Obligation RB(d)	5.50%	12/01/2018	1,000	1,079,930
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(a)	6.00%	10/01/2023	3,000	3,149,430
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS–AGM)(b)	5.00%	10/01/2021	1,500	1,687,665
Series 2012 A, Ref. RB (INS–AGM)(b)	5.00%	10/01/2022	1,700	1,933,291
				8,884,426

Hawaii–1.07%
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.00%	11/15/2027	1,000	1,085,050
Hawaii (State of) Department of Transportation (Airports Division);
Series 2013, Lease Revenue COP(a)	5.00%	08/01/2021	1,000	1,131,240
Series 2013, Lease Revenue COP(a)	5.00%	08/01/2022	2,000	2,283,140
Series 2013, Lease Revenue COP(a)	5.00%	08/01/2023	1,250	1,429,762
Honolulu (City & County of); Series 2015 A, Ref. Jr. Wastewater System RB(h)	5.00%	07/01/2031	6,000	6,961,140
				12,890,332

Idaho–0.04%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/2023	500	540,965

Illinois–11.92%
Bartlett (Village of) (Quarry Redevelopment);
Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	1,000	1,001,310
Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	3,350	3,217,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of) (188 West Randolph/Wells Redevelopment); Series 2014, Tax Increment Allocation Revenue COP(e)	6.84%	03/15/2033	$2,400	$2,391,288
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, Tax Increment Allocation Revenue COP(e)	7.00%	01/15/2029	1,355	1,356,660
Chicago (City of) (Metramarket Chicago); Series 2010 A, Tax Increment Allocation Revenue COP	6.87%	02/15/2024	792	794,177
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB(a)	5.50%	01/01/2027	1,000	1,146,270
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/2025	1,000	1,131,580
Series 2014 A, Ref. Second Lien RB(a)	5.00%	01/01/2023	3,000	3,399,960
Chicago (City of) (O’Hare International Airport); Series 2015 A, Ref. RB(a)	5.00%	01/01/2029	6,000	6,625,260
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. Tax Increment Allocation Revenue COP	7.13%	03/15/2022	564	548,913
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds(h)	5.00%	12/01/2024	3,000	3,392,370
Series 2015 C, Limited Tax GO Green Bonds(h)	5.00%	12/01/2027	7,000	8,111,880
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds);
Series 2008, Capital Grant Receipts RB (INS–AGC)(b)	5.25%	06/01/2023	2,200	2,271,676
Series 2008, Capital Grant Receipts RB (INS–AGC)(b)	5.25%	06/01/2024	3,965	4,083,752
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB	5.25%	12/01/2027	1,000	1,094,230
Chicago (City of);
Series 2000, Second Lien Waterworks RB	5.00%	11/01/2028	1,250	1,385,712
Series 2000, Second Lien Waterworks RB	5.00%	11/01/2029	8,000	8,805,840
Series 2000, Second Lien Waterworks RB	5.00%	11/01/2030	1,000	1,095,910
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2024	1,795	1,814,565
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2029	2,500	2,749,700
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2030	1,500	1,639,080
Series 2010 A, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	01/01/2029	2,500	2,637,925
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	750	788,910
Series 2015 A, Unlimited Tax GO Bonds	5.38%	01/01/2029	5,000	5,045,800
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	2,500	2,535,425
Huntley (Village of) Special Service Area No. 7; Series 2007, Ref. Special Tax RB (INS–AGC)(b)	4.60%	03/01/2017	187	187,030
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB(c)(d)	6.13%	11/01/2018	1,000	1,086,760
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	5.25%	03/01/2019	1,000	1,079,660
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2026	1,000	1,109,190
Series 2014 A, RB	5.00%	09/01/2028	1,250	1,363,375
Illinois (State of) Finance Authority (DePaul University); Series 2013, Ref. RB	5.00%	10/01/2023	750	874,058
Illinois (State of) Finance Authority (Edward Hospital Obligated Group);
Series 2008 A, RB(c)(d)	6.00%	02/01/2018	380	398,236
Series 2008 A, RB(c)(d)	6.00%	02/01/2018	1,175	1,231,388
Series 2008 A, RB(c)(d)	6.00%	02/01/2018	900	943,191
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	1,890	1,989,187
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016, RB	2.00%	05/15/2055	271	31,109
Series 2016 B, RB	5.63%	05/15/2020	1,522	1,499,772
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.25%	08/15/2028	1,505	1,603,081
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. Sr. Educational Facilities RB	5.00%	02/01/2024	530	545,916
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/2023	2,000	2,107,880
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2016 A, Ref. RB	5.25%	08/15/2030	5,000	5,491,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Dedicated State Tax CAB RB (INS–NATL)(b)(g)	0.00%	12/15/2032	$10,000	$4,916,700
Series 2012 B, RB	5.00%	12/15/2020	5,000	5,396,800
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, Dedicated State Tax CAB RB (INS–AGM)(b)(g)	0.00%	12/15/2029	2,550	1,469,820
Illinois (State of) Toll Highway Authority; Series 2014 D, Ref. RB(h)	5.00%	01/01/2024	12,500	14,642,125
Illinois (State of);
Series 2012, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	08/01/2022	1,250	1,369,313
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2022	2,000	2,126,400
Series 2013, Unlimited Tax GO Bonds	5.50%	07/01/2027	1,995	2,124,256
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2020	1,300	1,370,200
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2022	2,000	2,122,400
Lake County Community Consolidated School District No. 73 (Hawthorn); Series 2002, Unlimited Tax CAB GO Bonds(d)(g)	0.00%	12/01/2021	330	303,811
Madison & Jersey Counties Community Unit School District No. 11 (Alton); Series 2002, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(g)	0.00%	12/01/2020	2,900	2,661,069
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	1,279	1,260,864
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	3,000	3,418,830
Series 2010, RB	5.38%	06/01/2021	525	600,968
Springfield (City of);
Series 2015, Ref. Electric Sr. Lien RB	5.00%	03/01/2032	2,000	2,224,180
Series 2015, Ref. Sr. Lien Electric RB	5.00%	03/01/2033	3,500	3,874,185
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.00%	04/01/2026	3,425	3,764,417
				144,253,288

Indiana–2.89%
Indiana (State of) Finance Authority (I-69 Section 5);
Series 2014, RB(a)	5.25%	09/01/2028	1,980	2,090,504
Series 2014, RB(a)	5.25%	09/01/2029	3,000	3,123,570
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services);
Series 2006 E, Ref. Health System RB(c)(d)	5.25%	05/01/2018	200	210,362
Series 2006 E, Ref. Health System RB(c)(d)	5.25%	05/01/2018	175	184,067
Series 2006 E, Ref. Health System RB(c)(d)	5.25%	05/01/2018	365	383,911
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc.); Series 2008 G, Ref. VRD Health System RB (LOC–Wells Fargo Bank, N.A.)(i)(j)	0.62%	09/01/2048	500	500,000
Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB(c)(d)	5.25%	01/01/2019	500	538,865
Merrillville Multi-School Building Corp.; Series 2008, First Mortgage RB(d)	5.00%	07/15/2017	1,285	1,306,202
Michigan City Area-Wide School Building Corp.; Series 2002, First Mortgage CAB RB (INS–NATL)(b)(g)	0.00%	01/15/2018	3,000	2,970,480
Noblesville High School Building Corp.; Series 1993, First Mortgage CAB RB (INS–AMBAC)(b)(g)	0.00%	02/15/2019	1,850	1,790,726
Northern Indiana Commuter Transportation District;
Series 2016, Limited Obligation RB	5.00%	07/01/2026	475	558,657
Series 2016, Limited Obligation RB	5.00%	07/01/2027	1,800	2,103,336
Series 2016, Limited Obligation RB	5.00%	07/01/2028	1,250	1,449,550
Northwest Allen School Building Corp.; Series 2008, First Mortgage RB(c)(d)	5.00%	01/15/2018	3,200	3,318,112
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(a)	5.88%	01/01/2024	1,350	1,500,538
Whiting (City of) (BP Products North America);
Series 2008, Environmental Facilities RB(c)	1.85%	10/01/2019	6,000	6,013,380
Series 2014, Environmental Facilities Floating Rate RB(a)(c)(f)	1.39%	12/02/2019	7,000	6,966,400
				35,008,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–1.53%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(c)(d)	5.63%	06/01/2018	$1,000	$1,059,750
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB(c)(d)	5.50%	06/15/2020	2,255	2,563,213
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	2,990	2,996,877
Series 2013, Midwestern Disaster Area RB(e)	5.88%	12/01/2026	2,565	2,602,551
Iowa (State of) Finance Authority (Iowa Health System); Series 2005 A, Health Facilities RB (INS–AGC)(b)	5.00%	02/15/2019	1,000	1,072,930
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, Health Facilities RB	4.00%	08/15/2022	1,905	2,102,225
Series 2012, Health Facilities RB	4.00%	08/15/2023	1,200	1,309,776
Iowa (State of) Tobacco Settlement Authority; Series 2005 B, Asset-Backed RB	5.60%	06/01/2034	1,750	1,750,245
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(a)	5.50%	12/01/2025	2,845	3,059,058
				18,516,625

Kansas–0.51%
Harvey County Unified School District No. 373 (Newton); Series 2007, Ref. & Improvement Unlimited Tax GO Bonds (INS–NATL)(b)	5.00%	09/01/2019	2,630	2,773,493
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/2023	1,000	1,102,800
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/2031	1,000	1,066,030
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.00%	07/01/2028	1,140	1,253,795
				6,196,118

Kentucky–2.14%
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.00%	08/15/2018	1,000	1,052,130
Series 2009 A, Hospital RB	5.38%	08/15/2024	1,000	1,053,430
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	1,000	1,043,490
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Highway); Series 2015 A, Sr. RB	5.00%	07/01/2030	3,000	3,226,230
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015, Sr. RB	5.00%	07/01/2027	1,500	1,669,635
Series 2015 A, Sr. RB	5.00%	07/01/2032	1,500	1,593,855
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.50%	11/15/2035	1,750	1,745,783
Kentucky (State of) Municipal Power Agency (Prairie State); Series 2016, Ref. Power System RB (INS–NATL)(b)	5.00%	09/01/2031	5,000	5,619,350
Kentucky (State of) Municipal Power Agency;
Series 2015 A, Ref. Power System RB (INS–NATL)(b)	5.00%	09/01/2026	1,000	1,147,040
Series 2015 A, Ref. Power System RB (INS–NATL)(b)	5.00%	09/01/2027	1,620	1,850,801
Series 2015 A, Ref. Power System RB (INS–NATL)(b)	5.00%	09/01/2028	1,260	1,428,752
Paducah (City of) Electric Plant Board;
Series 2009 A, RB(c)(d)	5.00%	04/01/2019	1,000	1,081,290
Series 2016 A, Ref. RB (INS–AGM)(b)	5.00%	10/01/2032	3,000	3,395,220
				25,907,006

Louisiana–2.45%
East Baton Rouge (Parish of) Industrial Development Board Inc. (ExxonMobil); Series 2010 B, VRD RB(i)	0.56%	12/01/2040	1,500	1,500,000
Louisiana (State of) Energy & Power Authority (Rodemacher Unit No. 2); Series 2013, Power RB	5.00%	01/01/2022	1,000	1,137,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Louisiana (State of) Public Facilities Authority (Louisiana Pellets Inc.); Series 2015, Waste Disposal Facilities RB (Acquired 05/21/2015; Cost $2,000,000)(a)(e)	7.00%	07/01/2024	$2,000	$796,500
Louisiana Citizens Property Insurance Corp.; Series 2009 C-1, Assessment RB(c)(d)	5.88%	06/01/2018	1,000	1,063,400
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(b)	5.00%	01/01/2018	1,235	1,275,965
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(b)	5.00%	01/01/2019	500	533,645
Series 2015 B, RB(a)	5.00%	01/01/2027	1,750	1,968,155
Series 2015 B, RB(a)	5.00%	01/01/2029	1,805	2,000,933
New Orleans (City of);
Series 2014, Ref. Water RB	5.00%	12/01/2026	1,250	1,432,463
Series 2015, Sewerage Service RB	5.00%	06/01/2030	500	564,515
Series 2015, Sewerage Service RB	5.00%	06/01/2032	300	335,898
Series 2015, Sewerage Service RB	5.00%	06/01/2033	1,050	1,170,824
Series 2015, Sewerage Service RB	5.00%	06/01/2034	1,000	1,110,510
Series 2015, Sewerage Service RB	5.00%	06/01/2035	500	552,985
Series 2015, Water System RB	5.00%	12/01/2030	500	562,650
Series 2015, Water System RB	5.00%	12/01/2031	1,750	1,961,872
Series 2015, Water System RB	5.00%	12/01/2032	1,000	1,114,650
Series 2015, Water System RB	5.00%	12/01/2034	1,200	1,326,132
Series 2015, Water System RB	5.00%	12/01/2035	1,165	1,282,851
St. Tammany (Parish of) Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	1,250	1,317,975
Series 2015, Ref. RB	5.25%	11/15/2029	1,250	1,306,100
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/2030	5,000	5,363,200
				29,678,983

Maine–0.09%
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	5.00%	07/01/2019	1,000	1,033,760

Maryland–1.69%
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.00%	01/01/2026	4,500	5,086,620
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB(c)(d)	5.50%	01/01/2021	1,000	1,156,060
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB(c)(d)	6.00%	07/01/2021	200	238,992
Series 2011, RB(c)(d)	6.00%	07/01/2021	335	400,312
Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB(c)(d)	5.25%	01/01/2018	250	259,332
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/2020	3,000	3,238,980
Maryland Economic Development Corp. (Purple Line Light Rail);
Series 2016, Private Activity RB(a)	5.00%	09/30/2029	2,100	2,348,325
Series 2016 D, Private Activity RB(a)	5.00%	03/31/2036	5,100	5,515,344
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.13%	06/01/2020	2,075	2,196,242
				20,440,207

Massachusetts–0.65%
Massachusetts (State of) Bay Transportation Authority; Series 2016 A, Ref. Sr. Sales Tax CAB RB(g)	0.00%	07/01/2029	7,405	4,997,116
Massachusetts (State of) Development Finance Agency (Carleton Willard Village); Series 2010, RB	5.25%	12/01/2025	650	700,187
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(c)(d)	5.75%	05/01/2019	1,500	1,651,080
Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB(c)(d)	6.70%	10/15/2019	500	572,275
				7,920,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–5.37%
Brandon School District; Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	05/01/2018	$1,410	$1,477,525
Charyl Stockwell Academy; Series 2015, Public School Academy Ref. RB	4.88%	10/01/2023	445	447,221
Greenville Public Schools; Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	05/01/2018	1,235	1,294,144
Lansing (City of) Board of Water & Light; Series 2008 A, Water Supply, Steam, Chilled Water & Electric Utility System RB(c)(d)	5.00%	07/01/2018	1,000	1,055,650
Michigan (State of) Buillding Authority (Facilities Program); Series 2015 I, Ref. RB	5.00%	04/15/2031	5,000	5,686,000
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-2, Ref. Local Government Loan Program RB (INS–AGM)(b)	5.00%	07/01/2026	9,000	10,350,630
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	5,000	5,572,450
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	5,000	5,131,500
Michigan (State of) Finance Authority (Mclaren Health Care); Series 2015 D-2, Ref. Floating Rate Hospital RB(c)(f)	1.28%	10/15/2020	5,000	4,939,700
Michigan (State of) Finance Authority (Trinity Health); Series 2015, Floating Rate Hospital RB(c)(f)	1.06%	12/01/2020	5,000	4,926,300
Oakland University Board of Trustees; Series 2008, Ref. VRD General RB (LOC–JPMorgan Chase Bank, N.A.)(i)(j)	0.64%	03/01/2031	8,465	8,465,000
Regents of the University of Michigan; Series 2012 E, Floating Rate RB(c)(f)	1.07%	04/02/2018	3,215	3,209,888
Summit Academy North;
Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,000	1,000,800
Series 2016, Ref. Public School Academy RB	5.00%	11/01/2031	1,665	1,641,057
Traverse City Area Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	05/01/2017	2,300	2,317,250
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	05/01/2018	2,280	2,387,525
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	05/01/2019	2,260	2,361,067
Wayne (County of) Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB(a)	5.00%	12/01/2028	2,500	2,709,375
				64,973,082

Minnesota–0.33%
Minneapolis (City of) (Fairview Health Services); Series 2008 A, Health Care System RB(c)(d)	6.38%	11/15/2018	500	546,130
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	280	279,527
Woodbury (City of) Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	2.30%	12/01/2017	120	120,047
Series 2014, RB	2.60%	12/01/2018	120	120,022
Series 2014, RB	2.90%	12/01/2019	455	456,647
Series 2014, RB	3.15%	12/01/2020	620	625,208
Series 2014, RB	3.60%	12/01/2021	225	227,961
Series 2014, RB	4.00%	12/01/2022	265	271,034
Series 2014, RB	4.00%	12/01/2023	200	201,918
Series 2014, RB	4.00%	12/01/2024	175	175,241
Series 2014, RB	5.00%	12/01/2029	1,000	1,017,400
				4,041,135

Mississippi–0.05%
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/2022	625	627,987

Missouri–1.79%
Bridgeton (City of) Industrial Development Authority (Sarah Community);
Series 2013, Ref. RB	4.00%	05/01/2024	500	494,855
Series 2013, Ref. RB	4.50%	05/01/2028	1,500	1,481,760
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB(c)(d)	5.00%	06/01/2019	525	571,195
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2023	1,000	1,145,360
Series 2011 A, Ref. RB	5.50%	09/01/2024	2,000	2,267,680
Series 2011 A, Ref. RB	5.50%	09/01/2028	2,000	2,217,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.25%	05/15/2032	$2,685	$2,813,773
Manchester (City of) (Highway 141/Manchester Road); Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/2025	2,275	2,311,991
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/2018	45	45,432
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2016, Ref. Senior Living Facilities RB	5.00%	02/01/2033	1,305	1,381,003
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. Power Project RB	5.00%	01/01/2029	2,000	2,261,520
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. Power Project RB	5.00%	06/01/2027	1,500	1,739,460
Series 2015 A, Ref. Power Project RB	5.00%	12/01/2027	640	740,371
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, Senior Living Facilities RB	4.50%	09/01/2023	340	370,580
Series 2012, Senior Living Facilities RB	5.00%	09/01/2032	1,490	1,590,322
St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2007 A, Senior Living Facilities RB	5.25%	09/01/2017	250	253,330
				21,686,292

Nebraska–1.52%
Central Plains Energy Project (No. 3);
Series 2012, Gas RB	5.00%	09/01/2032	5,000	5,401,400
Series 2012, Gas RB	5.25%	09/01/2037	5,000	5,437,500
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center);
Series 2012, Ref. RB	4.00%	11/01/2022	720	775,980
Series 2012, Ref. RB	5.00%	11/01/2023	500	558,435
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB(c)(d)	5.13%	04/01/2019	560	607,449
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,614,200
				18,394,964

Nevada–1.04%
Carson City (City of) (Carson-Tahoe Regional Medical Center); Series 2012, Ref. Hospital RB	5.00%	09/01/2027	1,000	1,092,000
Clark (County of) (Special Improvement District No. 159);
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2026	150	158,303
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2029	1,405	1,467,466
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2031	1,550	1,607,830
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2032	380	392,829
Clark (County of);
Series 2013 A, Ref. Jet Aviation Fuel Tax Airport System RB(a)	5.00%	07/01/2019	1,020	1,101,335
Series 2013 A, Ref. Jet Aviation Fuel Tax Airport System RB(a)	5.00%	07/01/2020	1,000	1,106,740
Director of the State of Nevada Department of Business & Industry (Republic Services, Inc.); Series 2003, Solid Waste Disposal RB(a)(c)(e)	5.63%	06/01/2018	1,100	1,139,094
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/2024	1,800	1,939,698
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB(c)(d)	7.00%	06/15/2019	1,000	1,132,160
Washoe County School District; Series 2008 A, School Improvement Limited Tax GO Bonds(c)(d)	4.75%	06/01/2018	1,405	1,474,323
				12,611,778

New Hampshire–0.14%
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/2027	1,500	1,649,100

New Jersey–6.58%
Gloucester (County of) Improvement Authority (Waste Management Inc.); Series 1999 B, Ref. Solid Waste RB(a)(c)	2.50%	12/01/2017	500	504,860
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(a)	5.00%	12/01/2024	4,000	4,323,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
Monmouth (County of) Improvement Authority;
Series 2007, Governmental Loan RB(d)	5.00%	12/01/2017	$10	$10,323
Series 2007, Governmental Loan RB (INS–AMBAC)(b)	5.00%	12/01/2017	1,990	2,042,715
New Jersey (State of) Economic Development Authority (Paterson Charter School);
Series 2012 C, RB	5.00%	07/01/2022	1,575	1,566,448
Series 2012 C, RB	5.00%	07/01/2032	475	433,096
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(a)	5.00%	07/01/2021	425	467,985
Series 2013, Private Activity RB(a)	5.00%	01/01/2028	1,000	1,096,570
Series 2013, Private Activity RB(a)	5.50%	01/01/2026	1,390	1,570,853
Series 2013, Private Activity RB(a)	5.50%	01/01/2027	1,130	1,275,555
New Jersey (State of) Economic Development Authority;
Series 2012, Ref. RB	5.00%	06/15/2023	2,000	2,171,200
Series 2012, Ref. RB	5.00%	06/15/2025	3,050	3,257,857
New Jersey (State of) Educational Facilities Authority (Montclair State University);
Series 2016 B, Ref. RB	5.00%	07/01/2032	2,465	2,812,195
Series 2016 B, Ref. RB	5.00%	07/01/2033	2,035	2,309,318
Series 2016 B, Ref. RB	5.00%	07/01/2034	2,325	2,624,460
New Jersey (State of) Educational Facilities Authority (Stockton University);
Series 2016 A, Ref. RB (INS–AGM)(b)	5.00%	07/01/2034	1,400	1,579,130
Series 2016 A, Ref. RB (INS–AGM)(b)	5.00%	07/01/2035	1,720	1,934,209
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group);
Series 2011, Ref. RB	5.00%	07/01/2025	1,500	1,697,220
Series 2011, Ref. RB	5.00%	07/01/2027	2,000	2,241,060
New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System);
Series 2016, Ref. RB	5.00%	07/01/2030	1,200	1,372,140
Series 2016, Ref. RB	5.00%	07/01/2031	1,000	1,138,250
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.) Series 2004 A, Ref. RB(d)	5.25%	07/01/2020	1,000	1,129,440
New Jersey (State of) Transportation Trust Fund Authority;
Series 2010 D, Transportation System RB	5.25%	12/15/2023	4,000	4,358,600
Series 2013 AA, Transportation Program RB	5.00%	06/15/2021	5,270	5,644,960
Series 2014, Floating Rate Transportation Program RN(c)(f)	1.64%	12/15/2019	2,500	2,458,775
Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2028	10,000	10,253,400
New Jersey (State of) Turnpike Authority; Series 2013 E, Floating Rate RB(c)(f)	1.32%	01/01/2018	2,000	2,001,420
North Hudson Sewerage Authority; Series 2012 A, Sr. Lien Gross Revenue Lease Ctfs.	5.00%	06/01/2024	605	682,888
Salem (County of) Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(a)	5.00%	12/01/2023	5,000	5,488,400
Tobacco Settlement Financing Corp.;
Series 2007 1-A, Asset-Backed RB	4.50%	06/01/2023	6,325	6,403,430
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	4,810	4,806,585
				79,656,382

New Mexico–0.95%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 A, Ref. PCR(c)	5.20%	06/01/2020	1,700	1,865,308
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/2022	2,060	2,131,132
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	5.00%	07/01/2019	385	397,247
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(c)(d)	6.00%	08/01/2018	1,000	1,071,770
New Mexico (State of) Municipal Energy Acquisition Authority; Subseries 2014 B, Gas Supply Floating Rate RB(c)(f)	1.27%	08/01/2019	6,000	5,976,660
				11,442,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–5.18%
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 A, Civic Facility RB(c)(d)	5.75%	11/15/2017	$500	$517,960
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	5.75%	07/15/2017	1,000	1,014,440
Series 2009, PILOT RB(d)	5.75%	07/15/2019	290	321,993
Series 2009, PILOT RB	5.75%	07/15/2019	710	771,145
Build NYC Resource Corp. (Pratt Paper Inc.);
Series 2014, Ref. Waste Disposal RB(a)(e)	3.75%	01/01/2020	1,195	1,217,956
Series 2014, Ref. Waste Disposal RB(a)(e)	4.50%	01/01/2025	1,000	1,046,210
Long Island (City of) Power Authority; Series 2014 C, Ref. Floating Rate General RN(c)(f)	1.20%	11/01/2018	5,000	5,000,300
Long Island Power Authority; Series 2014 A, Ref. RB	5.00%	09/01/2034	4,000	4,465,880
Metropolitan Transportation Authority;
Series 2002 A, Ref. Service Contract RB	5.75%	07/01/2018	1,000	1,066,190
Subseries 2012 A-2, Transportation Floating Rate RB(c)(f)	1.22%	06/01/2019	5,000	5,015,550
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	2,100	2,099,937
New York (City of) Industrial Development Agency (Queens Baseball Stadium);
Series 2009, PILOT RB (INS–AGC)(b)	5.00%	01/01/2018	200	205,812
Series 2009, PILOT RB (INS–AGC)(b)	5.00%	01/01/2019	200	211,762
New York (City of) Municipal Water Finance Authority; Subseries 2011 A-1, VRD Water & Sewer System RB(i)	0.57%	06/15/2044	2,900	2,900,000
New York (City of) Transitional Finance Authority; Series 2009 S-3, Building Aid RB(h)	5.00%	01/15/2021	1,000	1,070,920
New York (City of);
Series 2016 E, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2027	5,000	6,032,100
Subseries 2008 J-4, Floating Rate Unlimited Tax GO Bonds(f)	1.19%	08/01/2025	3,000	3,000,120
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(e)	5.00%	12/01/2033	2,000	2,158,080
Series 2017, Ref. RB(e)	5.00%	12/01/2034	1,000	1,078,170
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/2021	865	868,321
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB(a)	5.00%	08/01/2026	5,000	5,266,700
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, Special Facilities RB(a)	5.00%	07/01/2034	5,000	5,430,400
Niagara Falls (City of); Series 1994, Public Improvement Unlimited Tax GO Bonds (INS–NATL)(b)	6.90%	03/01/2020	5	5,027
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB(c)(d)	4.63%	07/01/2019	1,000	1,082,220
Syracuse (City of) Industrial Development Agency (Carousel Center); Series 2016 A, Ref. PILOT RB(a)	5.00%	01/01/2032	1,250	1,377,475
Triborough Bridge & Tunnel Authority; Subseries 2016 B-4A, Ref. Floating Rate General RB(c)(f)	1.22%	02/01/2021	5,600	5,561,192
TSASC, Inc.;
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2033	1,500	1,667,415
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2034	1,990	2,194,751
				62,648,026

North Carolina–1.30%
North Carolina (State of) Department of Transportation (I-77 HOT Lanes);
Series 2015, RB(a)	5.00%	06/30/2026	1,700	1,874,556
Series 2015, RB(a)	5.00%	06/30/2027	1,215	1,330,583
Series 2015, RB(a)	5.00%	06/30/2029	1,340	1,452,439
Series 2015, RB(a)	5.00%	06/30/2030	1,405	1,522,894
North Carolina (State of) Eastern Municipal Power Agency;
Series 2008 C, Power System RB(d)	6.00%	01/01/2019	465	495,355
Series 2008 C, Power System RB(c)(d)	6.75%	01/01/2019	1,000	1,105,230
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/2024	1,800	1,825,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Carolina–(continued)
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB(c)(d)	5.30%	10/01/2017	$250	$256,700
North Carolina (State of) Municipal Power Agency #1 (Catawba); Series 2015 A, Ref. Electric RB	5.00%	01/01/2028	5,000	5,903,300
				15,766,599

North Dakota–0.39%
Burleigh (County of) (University of Mary);
Series 2016, Education Facilities RB	4.38%	04/15/2026	755	732,554
Series 2016, Education Facilities RB	5.10%	04/15/2036	2,815	2,674,278
North Dakota (State of) Public Finance Authority (State Revolving Fund Program); Series 2008 A, RB(c)(d)	5.50%	10/01/2018	1,195	1,282,450
				4,689,282

Ohio–2.23%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/2020	415	335,913
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/2021	1,250	1,416,850
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.25%	02/15/2019	1,175	1,268,883
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	4,000	3,874,880
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(e)	5.75%	01/01/2024	1,000	1,058,960
Cleveland (City of) (Bridges & Roadways Improvements); Series 2008 B, Sub. Lien Income Tax RB(c)(d)	5.00%	04/01/2018	1,555	1,625,830
Cleveland (City of); Series 2012 A, Ref. Airport System RB	5.00%	01/01/2027	2,750	3,056,268
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/2033	1,000	931,350
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/2023	1,500	1,733,835
Hamilton (County of); Series 2016 A, Ref. Sales Tax RB	5.00%	12/01/2027	3,410	4,139,672
Lancaster Port Authority; Series 2014, Gas Supply Ref. Floating Rate RB(c)(f)	1.24%	08/01/2019	2,000	1,983,520
Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.00%	04/01/2020	510	539,697
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(a)	5.00%	12/31/2025	1,300	1,485,354
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/2018	2,160	2,005,603
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(c)	4.38%	06/01/2022	1,700	1,546,541
				27,003,156

Oklahoma–0.86%
Chickasawa Nation; Series 2007, Health System RB(e)	5.38%	12/01/2017	110	112,530
Comanche (County of) Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2023	2,815	3,033,247
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB	4.75%	11/01/2023	2,000	1,990,280
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(c)	5.00%	06/01/2025	5,000	5,256,800
				10,392,857

Oregon–0.57%
Portland (Port of); Series 2017 24-B, Airport RB(a)	5.00%	07/01/2035	3,255	3,681,568
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.00%	05/15/2022	1,000	1,061,370
Tri-County Metropolitan Transportation District; Series 2011 A, Capital Grant Receipt RB	5.00%	10/01/2027	2,000	2,212,600
				6,955,538

Pennsylvania–4.48%
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2008 A, RB	5.00%	09/01/2018	3,000	3,178,560
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.00%	09/01/2021	500	500,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 B, Ref. PCR(c)	4.25%	04/01/2021	$2,500	$2,273,050
Cumberland (County of) Municipal Authority (Asbury Obligated Group);
Series 2012, Ref. RB	5.00%	01/01/2022	750	791,970
Series 2012, Ref. RB	5.25%	01/01/2027	1,275	1,320,314
Delaware (County of) Authority (Elwyn); Series 2010, RB	5.00%	06/01/2020	1,980	1,996,078
Girard School District;
Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(b)(g)	0.00%	10/01/2018	700	681,387
Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(b)(g)	0.00%	10/01/2019	250	238,195
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.25%	07/01/2020	1,375	1,413,761
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2012, Ref. RB	5.00%	11/15/2025	2,000	2,217,380
Montgomery (County of) Industrial Development Authority (PECO Energy Company); Series 1999, Ref. RB(a)(c)	2.70%	04/01/2020	4,380	4,400,542
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,548,105
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.);
Series 2015, RB(a)	5.00%	12/31/2027	5,965	6,707,702
Series 2015, RB(a)	5.00%	12/31/2034	2,630	2,843,793
Pennsylvania (State of) Turnpike Commission;
Series 2013 B, Floating Rate RB(f)	1.79%	12/01/2019	2,000	2,012,700
Series 2014 B–1, Ref. Floating Rate RB(f)	1.62%	12/01/2021	5,000	5,023,650
Series 2015 A–2, Ref. Floating Rate RB(f)	1.29%	12/01/2018	6,455	6,438,023
Philadelphia (City of) (1998 General Ordinance); Fourteenth Series 2016, Ref. Gas Works RB	5.00%	10/01/2028	1,200	1,371,024
Philadelphia (City of) Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2031	1,000	1,111,690
Series 2015, Ref. RB	5.00%	08/01/2032	1,000	1,105,530
Philadelphia (City of) Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2035	3,000	3,313,170
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(b)	5.00%	06/01/2025	2,400	2,666,784
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.00%	11/01/2025	1,000	1,085,600
				54,239,763

Rhode Island–0.59%
Rhode Island Health & Educational Building Corp. (University of Rhode Island — Auxiliary Enterprise); Series 2013 C, Ref. Higher Education Facility RB	5.00%	09/15/2022	1,000	1,154,330
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,375	1,524,174
Series 2015 A, Ref. RB	5.00%	06/01/2027	900	992,043
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,080	1,180,408
Series 2015 B, Ref. RB	2.25%	06/01/2041	2,260	2,271,345
				7,122,300

South Carolina–1.27%
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/2026	4,650	5,174,195
Piedmont Municipal Power Agency;
Series 2008 A-2, Electric RB	5.00%	01/01/2024	1,000	1,030,600
Series 2009 A-4, Ref. Electric RB	5.00%	01/01/2021	2,000	2,190,460
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(b)	5.00%	02/01/2019	1,000	1,076,390
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, Health Facilities RB	5.00%	05/01/2023	1,000	1,044,770
Series 2013, Health Facilities RB	5.00%	05/01/2028	1,250	1,274,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.25%	08/01/2026	$3,215	$3,580,963
				15,371,628

South Dakota–0.10%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health);
Series 2010, RB	5.00%	09/01/2021	605	673,583
Series 2010, RB	5.00%	09/01/2022	500	552,780
				1,226,363

Tennessee–1.04%
Bristol (City of) Industrial Development Board (Pinnacle); Series 2016, Tax Increment Allocation RB(e)	4.25%	06/01/2021	850	842,571
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2019	770	822,206
Series 2012, Ref. & Improvement RB	5.00%	07/01/2022	500	558,555
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2031	1,000	1,133,940
Series 2016 A, RB	5.00%	07/01/2035	2,000	2,227,080
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Le Bonheur Health); Series 2008 C, RB	5.25%	06/01/2018	1,000	1,052,910
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown Inc.); Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/2029	650	653,341
Tennessee Energy Acquisition Corp.;
Series 2006 C, Gas RB	5.00%	02/01/2023	1,360	1,527,810
Series 2006 C, Gas RB	5.00%	02/01/2024	3,225	3,638,445
Series 2006 C, Gas RB	5.00%	02/01/2027	150	172,664
				12,629,522

Texas–12.28%
Arlington Higher Education Finance Corp. (Universal Academy);
Series 2014 A, Education RB	5.88%	03/01/2024	300	302,463
Series 2014 A, Education RB	6.63%	03/01/2029	1,000	1,011,920
Austin (City of);
Series 2009 A, Ref. Water & Wastewater System RB(c)(d)	5.00%	11/15/2019	350	386,369
Series 2009 A, Ref. Water & Wastewater System RB	5.00%	11/15/2024	1,150	1,265,276
Brownsville (City of);
Series 2008, Ref. Utilities System RB(c)(d)	5.00%	09/01/2018	1,010	1,072,418
Series 2008, Ref. Utilities System RB (INS–AGM)(b)	5.00%	09/01/2023	230	242,491
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 A, RB	5.50%	04/01/2023	1,670	1,814,772
Series 2005 A, RB	5.50%	04/01/2025	1,610	1,740,587
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/2033	1,250	1,425,538
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015 A, Education RB	5.13%	08/15/2030	3,000	3,039,000
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(b)	5.00%	08/15/2018	1,500	1,579,215
Dallas-Fort Worth (Cities of) International Airport; Series 2014 A, Ref. RB(a)	5.25%	11/01/2026	2,000	2,286,100
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2022	150	160,107
Series 2014 A, Ref. RB	5.00%	09/01/2023	150	159,882
Series 2014 A, Ref. RB	5.00%	09/01/2024	265	282,217
Series 2014 A, Ref. RB	5.25%	09/01/2029	1,000	1,050,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Greenville (City of);
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/2025	$2,355	$2,511,207
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/2026	2,475	2,637,657
Gulf Coast Waste Disposal Authority;
Series 2013, Bayport Area System RB (INS–AGM)(b)	5.00%	10/01/2021	1,250	1,424,300
Series 2013, Bayport Area System RB (INS–AGM)(b)	5.00%	10/01/2023	2,610	2,968,536
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.);
Series 2013 A, First Mortgage RB	4.00%	01/01/2023	1,155	1,169,368
Series 2013 A, First Mortgage RB	5.00%	01/01/2033	1,090	1,115,408
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System); Series 2013 B, Ref. Floating Rate Hospital RB(f)	1.39%	06/01/2020	2,000	2,005,280
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital); Series 2015, Floating Rate RB(c)(f)	1.38%	06/01/2020	5,000	4,984,150
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/2028	1,500	1,631,475
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(c)(d)	7.00%	12/01/2018	500	552,660
Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB (INS–AGC)(b)	5.25%	11/15/2024	1,950	2,081,996
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/2023	2,500	2,708,750
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/2023	500	516,090
Houston (City of);
Series 2011 A, Ref. Sub Lien Airport System RB(a)	5.00%	07/01/2025	1,000	1,093,610
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(c)(f)	1.39%	06/01/2017	9,000	8,998,740
Series 2015 C, Ref. Airport System RB(a)	5.00%	07/15/2020	5,000	5,219,950
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2024	2,315	2,717,764
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2031	5,000	5,729,000
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2033	3,000	3,397,140
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB	5.88%	05/15/2021	615	661,334
Series 2012 A, RB	4.00%	02/15/2022	420	430,546
Katy (City of) Independent School District; Series 2015 C, Ref. Floating Rate Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)(c)(f)	1.07%	08/15/2019	8,000	7,992,640
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.); Series 2014, Ref. RB	5.00%	02/15/2024	350	379,999
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.25%	01/01/2033	1,600	1,778,752
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.);
Series 2014, Retirement Facilities RB	5.25%	01/01/2029	1,500	1,544,070
Series 2014, Retirement Facilities RB	5.50%	01/01/2035	1,400	1,433,908
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 B-1, TEMPS-80SM RB	3.25%	11/15/2022	1,300	1,268,696
Series 2016 B-2, TEMPS-50SM RB	3.00%	11/15/2021	500	486,765
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/2029	620	663,809
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, Education RB(e)	4.63%	08/15/2025	1,000	996,170
North East Texas Regional Mobility Authority;
Series 2016 A, Sr. Lien RB	5.00%	01/01/2029	2,895	3,224,972
Series 2016 A, Sr. Lien RB	5.00%	01/01/2030	3,065	3,392,219
North Texas Tollway Authority;
Series 2008, Ref. First Tier RB(c)(d)	6.00%	01/01/2018	875	913,614
Series 2008, Ref. First Tier RB	6.00%	01/01/2023	125	129,814
Series 2014 C, Ref. Floating Rate First Tier RB(c)(f)	1.31%	01/01/2020	5,000	4,985,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB(a)(c)(e)	7.25%	02/13/2020	$2,000	$2,071,960
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas, LLC); Series 2016 A, Education RB	5.00%	08/15/2036	655	642,208
SA Energy Acquisition Public Facility Corp.; Series 2007, Gas Supply RB	5.50%	08/01/2021	1,475	1,668,491
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System);
Series 2009, Ref. Hospital RB(c)(d)	5.75%	11/15/2018	435	470,661
Series 2009, Ref. Hospital RB(c)(d)	5.75%	11/15/2018	565	611,319
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.);
Series 2007, Retirement Facility RB(d)	5.00%	11/15/2017	220	226,710
Series 2007, Retirement Facility RB	5.00%	11/15/2017	280	286,714
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008, Ref. RB (INS–AGC)(b)	5.75%	07/01/2018	735	761,467
Tarrant County Cultural Education Facilities Finance Corp. (Mirador); Series 2010 B-1, TEMPS-75SM Retirement Facility RB	7.25%	05/15/2017	2,680	2,142,660
Texas (State of) (Transportation Commission); Series 2014, Floating Rate Unlimited Tax GO Bonds(c)(f)	1.02%	10/01/2018	5,000	4,997,950
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C, Ref. Sub. RB	5.00%	08/15/2033	9,365	10,261,230
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, First Tier CAB RB(d)(g)	0.00%	08/15/2018	3,280	3,227,782
Series 2002 A, First Tier CAB RB (INS–AMBAC)(b)(g)	0.00%	08/15/2018	2,420	2,378,352
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	3,000	3,558,540
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2021	2,600	2,920,814
Series 2012, Gas Supply RB	5.00%	12/15/2022	500	560,455
Series 2012, Gas Supply RB	5.00%	12/15/2023	3,950	4,402,946
Series 2012, Gas Supply RB	5.00%	12/15/2028	1,775	1,920,284
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools);
Series 2012 A, Education RB	4.63%	08/15/2022	450	468,720
Series 2012 A, Education RB	5.00%	08/15/2027	585	602,181
University of Texas System Board of Regents; Series 2008 B, VRD Financing System RB(i)	0.60%	08/01/2025	2,900	2,900,000
				148,646,028

Utah–0.59%
Intermountain Power Agency; Series 1993 A, Ref. Power Supply CAB RB(d)(g)	0.00%	07/01/2017	1,215	1,211,440
Salt Lake City (City of); Series 2017 A, Airport RB(a)	5.00%	07/01/2034	3,500	3,978,135
Utah (State of) Transit Authority;
Series 2012, Ref. Sales Tax RB	5.00%	06/15/2021	535	608,279
Series 2012, Ref. Sales Tax RB	5.00%	06/15/2022	505	582,351
Series 2012, Ref. Sales Tax RB	5.00%	06/15/2023	655	753,708
				7,133,913

Vermont–0.25%
Vermont (State of) Educational & Health Buildings Financing Agency (University of Cermont Medical Center); Series 2016 A, Ref. RB	5.00%	12/01/2036	2,750	3,007,620

Virgin Islands–0.69%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB(a)	5.00%	09/01/2022	1,320	1,421,838
Series 2014 A, Ref. Marine RB(a)	5.00%	09/01/2023	1,000	1,083,600
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	1,500	1,254,825
Series 2010 A, Sr. Lien RB	5.00%	10/01/2017	1,000	969,100
Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	1,800	1,469,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–(continued)
Virgin Islands (Government of) Public Finance Authority; Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2019	$2,500	$2,199,200
				8,398,335

Virginia–0.72%
Dulles Town Center Community Development Authority (Dulles Town Center);
Seires 2012, Ref. Special Assessment RB	5.00%	03/01/2022	1,100	1,166,528
Series 2012, Ref. Special Assessment RB	4.25%	03/01/2026	700	701,533
Series 2012, Ref. Special Assessment RB	5.00%	03/01/2021	1,395	1,472,367
Fairfax (County of) Economic Development Authority (Vinson Hall, LLC); Series 2013 A, Residential Care Facility RB	4.00%	12/01/2022	1,000	1,020,680
Fairfax (County of) Industrial Development Authority (Inova Health System); Series 2009 A, Health Care RB(c)(d)	5.13%	05/15/2019	1,000	1,089,410
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(a)	5.00%	01/01/2027	2,500	2,655,475
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.25%	07/01/2019	410	438,598
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/2017	198	198,061
				8,742,652

Washington–1.51%
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(a)	5.50%	07/01/2025	1,000	1,133,030
Clark (County of) Public Utility District No. 1; Series 2009, Ref. Electric System RB(c)(d)	5.00%	01/01/2019	1,000	1,073,750
FYI Properties (Washington State District); Series 2009, Lease RB	5.25%	06/01/2026	2,000	2,167,840
Seattle (City of);
Series 2007, Ref. Solid Waste RB	5.00%	02/01/2018	240	240,890
Series 2008, Ref. & Improvement Municipal Light & Power RB(c)(d)	5.75%	04/01/2019	1,725	1,894,550
Seattle (Port of) (SEATAC Fuel Facilities LLC);
Series 2013, Ref. Special Facility RB(a)	5.00%	06/01/2021	650	732,550
Series 2013, Ref. Special Facility RB(a)	5.00%	06/01/2024	1,560	1,757,855
Tes Properties; Series 2009, RB(c)(d)	5.00%	06/01/2019	1,000	1,088,690
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2027	500	571,340
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB(c)(d)	5.13%	10/01/2019	1,500	1,653,210
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 B-2, TEMPS-65SM RB(e)	4.88%	01/01/2022	2,250	2,248,898
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.00%	06/01/2022	3,260	3,759,856
				18,322,459

West Virginia–0.50%
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB(c)(d)	5.63%	06/01/2017	250	253,208
West Virginia (State of) Economic Development Authority (Appalachian Power Co. — Amos); Series 2011 A, Solid Waste Disposal Facilities RB(a)(c)	1.70%	09/01/2020	3,500	3,427,620
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(a)(e)	6.75%	02/01/2026	2,000	1,926,220
West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB	6.00%	10/01/2020	420	436,283
				6,043,331

Wisconsin–1.70%
Milwaukee (County of);
Series 2010 B, Ref. Airport RB(a)	5.00%	12/01/2022	1,250	1,343,125
Series 2010 B, Ref. Airport RB(a)	5.00%	12/01/2023	1,000	1,066,650
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(a)	5.38%	11/01/2021	1,370	1,404,332
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/2025	1,650	1,838,958
Series 2012, RB	5.00%	06/01/2026	1,000	1,108,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(a)	5.30%	09/01/2023	$315	$318,850
Wisconsin (State of) Public Finance Authority (Bancroft Neurohearlth); Series 2016 A, RB(e)	5.00%	06/01/2025	1,000	1,016,160
Wisconsin (State of) Public Finance Authority (Central District Development); Series 2016, Lease Development RB	5.00%	03/01/2032	5,000	5,620,400
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada); Series 2015, RB	5.50%	12/01/2035	1,875	1,797,581
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.00%	04/01/2022	840	861,378
Series 2015, Ref. RB	5.00%	04/01/2025	1,430	1,461,031
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB(e)	4.13%	12/01/2024	2,900	2,773,357
				20,610,552

Wyoming–0.23%
Wyoming (State of) Municipal Power Agency;
Series 2008 A, Power Supply RB(c)(d)	5.38%	01/01/2018	1,000	1,038,810
Series 2017 A, Ref. Power Supply RB (INS-BAM)(b)	5.00%	01/01/2031	1,500	1,718,159
				2,756,969
TOTAL INVESTMENTS(k)–102.08% (Cost $1,213,820,068)				1,235,750,001
FLOATING RATE NOTE OBLIGATIONS–(1.90)%
Notes with interest and fee rates ranging from 1.19% to 1.29% at 02/28/2017 and contractual maturities of collateral ranging from 01/15/2021 to 07/01/2031 (See Note 1J)(l)				(23,025,000)
OTHER ASSETS LESS LIABILITIES–(0.18)%				(2,148,061)
NET ASSETS–100.00%				$1,210,576,940

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FTA	– Federal Transmission Administration
GO	– General Obligation

IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates

RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $48,920,353, which represented 4.04% of the Fund’s Net Assets.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(g)	Zero coupon bond issued at a discount.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(i)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.3%

(l)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2017. At February 28, 2017, the Fund’s investments with a value of $39,006,276 are held by TOB Trusts and serve as collateral for the $23,025,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $1,213,820,068)	$1,235,750,001
Receivable for:
Investments sold	3,671,459
Fund shares sold	4,248,511
Interest	12,691,005
Fund expenses absorbed	89,311
Investment for trustee deferred compensation and retirement plans	83,546
Other assets	63,937
Total assets	1,256,597,770

Liabilities:
Floating rate note obligations	23,025,000
Payable for:
Investments purchased	8,794,395
Fund shares reacquired	3,753,918
Amount due custodian	8,874,584
Dividends	786,038
Accrued fees to affiliates	504,168
Accrued trustees’ and officers’ fees and benefits	4,350
Accrued other operating expenses	181,950
Trustee deferred compensation and retirement plans	96,427
Total liabilities	46,020,830
Net assets applicable to shares outstanding	$1,210,576,940

Net assets consist of:
Shares of beneficial interest	$1,273,500,866
Undistributed net investment income	3,961,291
Undistributed net realized gain (loss)	(88,815,150)
Net unrealized appreciation	21,929,933
$1,210,576,940

Net Assets:
Class A	$701,375,548
Class B	$2,743,858
Class C	$234,811,321
Class Y	$271,646,213

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	63,930,113
Class B	245,148
Class C	21,460,565
Class Y	24,779,249
Class A:
Net asset value per share	$10.97
Maximum offering price per share
(Net asset value of $10.97 ÷ 97.50%)	$11.25
Class B:
Net asset value and offering price per share	$11.19
Class C:
Net asset value and offering price per share	$10.94
Class Y:
Net asset value and offering price per share	$10.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$42,446,387
Other income	25,752
Total investment income	42,472,139

Expenses:
Advisory fees	5,616,559
Administrative services fees	289,291
Distribution fees:
Class A	1,744,907
Class B	9,500
Class C	2,396,456
Interest, facilities and maintenance fees	333,838
Transfer agent fees	1,003,769
Trustees’ and officers’ fees and benefits	36,058
Registration and filing fees	171,094
Reports to shareholders	168,024
Professional services fees	71,442
Other	110,398
Total expenses	11,951,336
Less: Fees waived	(598,117)
Net expenses	11,353,219
Net investment income	31,118,920

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(8,482,812)
Change in net unrealized appreciation (depreciation) of investment securities	(32,371,444)
Net realized and unrealized gain (loss)	(40,854,256)
Net increase (decrease) in net assets resulting from operations	$(9,735,336)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$31,118,920	$25,982,772
Net realized gain (loss)	(8,482,812)	(446,263)
Change in net unrealized appreciation (depreciation)	(32,371,444)	5,013,286
Net increase (decrease) in net assets resulting from operations	(9,735,336)	30,549,795

Distributions to shareholders from net investment income:
Class A	(17,925,048)	(14,849,926)
Class B	(97,063)	(137,369)
Class C	(4,340,155)	(3,587,600)
Class Y	(7,082,578)	(5,443,620)
Total distributions from net investment income	(29,444,844)	(24,018,515)

Share transactions–net:
Class A	74,997,932	138,663,972
Class B	(1,829,833)	(985,181)
Class C	38,040,553	36,668,646
Class Y	67,594,156	39,511,133
Net increase in net assets resulting from share transactions	178,802,808	213,858,570
Net increase in net assets	139,622,628	220,389,850

Net assets:
Beginning of year	1,070,954,312	850,564,462
End of year (includes undistributed net investment income of $3,961,291 and $ 2,399,106, respectively)	$1,210,576,940	$1,070,954,312

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

32                         Invesco Intermediate Term Municipal Income Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

33                         Invesco Intermediate Term Municipal Income Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

34                         Invesco Intermediate Term Municipal Income Fund

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2016, the Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.84%, 1.59%, 1.59% and 0.59%, respectively, of average daily net assets (the “expense limits”). Prior to July 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.80%, 1.55%, 1.55% and 0.55%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

For the year ended February 28, 2017, the Adviser waived advisory fees of $598,117.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $241,650 in front-end sales commissions from the sale of Class A shares and $84,297, $799 and $4,759 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

35                         Invesco Intermediate Term Municipal Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities purchases of $85,516,140 and securities sales of $94,193,953, which did not result in any realized gain (loss).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2017 were $26,358,846 and 1.23%, respectively.

36                         Invesco Intermediate Term Municipal Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$29,444,844	$24,018,515

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$3,265,351
Net unrealized appreciation — investments	22,536,871
Temporary book/tax differences	(93,433)
Capital loss carryforward	(88,632,715)
Shares of beneficial interest	1,273,500,866
Total net assets	$1,210,576,940

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBS, accretion of bond discount and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$48,376,931	$—	$48,376,931
February 28, 2019	23,141,936	—	23,141,936
Not subject to expiration	14,583,128	2,530,720	17,113,848
	$86,101,995	$2,530,720	$88,632,715

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $394,105,326 and $220,669,425, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$35,643,369
Aggregate unrealized (depreciation) of investment securities	(13,106,498)
Net unrealized appreciation of investment securities	$22,536,871

Cost of investments for tax purposes is $1,213,213,130.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward, on February 28, 2017, undistributed net investment income was decreased by $111,891, undistributed net realized gain (loss) was increased by $5,678,334 and shares of beneficial interest was decreased by $5,566,443. This reclassification had no effect on the net assets of the Fund.

37                         Invesco Intermediate Term Municipal Income Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years Ended
	February 28, 2017(a)		February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	25,065,346	$282,283,421	21,303,632	$238,172,845
Class B	19,370	219,487	24,344	277,919
Class C	11,015,841	124,446,353	7,837,539	87,326,110
Class Y	16,480,815	184,897,682	7,609,400	85,009,758

Issued as reinvestment of dividends:
Class A	1,132,362	12,715,088	913,508	10,199,704
Class B	6,164	70,780	8,827	100,485
Class C	317,532	3,554,452	259,633	2,890,966
Class Y	380,328	4,262,414	235,659	2,629,956

Automatic conversion of Class B shares to Class A shares:
Class A	72,666	809,633	35,050	391,101
Class B	(71,226)	(809,633)	(34,350)	(391,101)

Reacquired:
Class A	(19,785,661)	(220,810,210)	(9,862,207)	(110,099,678)
Class B	(114,237)	(1,310,467)	(85,426)	(972,484)
Class C	(8,077,586)	(89,960,252)	(4,812,862)	(53,548,430)
Class Y	(10,943,610)	(121,565,940)	(4,305,315)	(48,128,581)
Net increase in share activity	15,498,104	$178,802,808	19,127,432	$213,858,570

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

38                         Invesco Intermediate Term Municipal Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net asset with fee waiver and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Portfolio turnover(c)
Class A
Year ended 02/28/17	$11.29	$0.30	$(0.33)	$(0.03)	$(0.29)	$10.97	(0.30)%		$701,376	0.85	%(d)	0.90	%(d)	2.71	%(d)	0.82	%(d)	20%
Year ended 02/29/16	11.23	0.32	0.04	0.36	(0.30)	11.29	3.25		648,535	0.82		0.90		2.88		0.80		7
Year ended 02/28/15	10.94	0.34	0.31	0.65	(0.36)	11.23	5.97		505,876	0.81		0.90		3.09		0.80		12
Year ended 02/28/14	11.32	0.35	(0.39)	(0.04)	(0.34)	10.94	(0.30)		399,474	0.79		0.88		3.24		0.78		24
Year ended 02/28/13	11.20	0.39	0.14	0.53	(0.41)	11.32	4.85		421,107	0.76		0.89		3.49		0.75		10
Class B
Year ended 02/28/17	11.52	0.31	(0.35)	(0.04)	(0.29)	11.19	(0.34	)(e)	2,744	0.85	(d)(e)	0.90	(d)(e)	2.71	(d)(e)	0.82	(d)(e)	20
Year ended 02/29/16	11.45	0.33	0.04	0.37	(0.30)	11.52	3.33	(e)	4,665	0.82	(e)	0.90	(e)	2.88	(e)	0.80	(e)	7
Year ended 02/28/15	11.16	0.35	0.30	0.65	(0.36)	11.45	5.92	(e)	5,632	0.81	(e)	0.90	(e)	3.09	(e)	0.80	(e)	12
Year ended 02/28/14	11.55	0.36	(0.40)	(0.04)	(0.35)	11.16	(0.32	)(e)	7,470	0.79	(e)	0.88	(e)	3.24	(e)	0.78	(e)	24
Year ended 02/28/13	11.43	0.40	0.14	0.54	(0.42)	11.55	4.82	(e)	9,881	0.76	(e)	0.89	(e)	3.49	(e)	0.75	(e)	10
Class C
Year ended 02/28/17	11.26	0.22	(0.34)	(0.12)	(0.20)	10.94	(1.06	)(f)	234,811	1.60	(d)(f)	1.65	(d)(f)	1.96	(d)(f)	1.57	(d)(f)	20
Year ended 02/29/16	11.20	0.24	0.04	0.28	(0.22)	11.26	2.53	(f)	204,971	1.57	(f)	1.65	(f)	2.13	(f)	1.55	(f)	7
Year ended 02/28/15	10.92	0.26	0.30	0.56	(0.28)	11.20	5.20	(f)	167,154	1.53	(f)	1.62	(f)	2.37	(f)	1.52	(f)	12
Year ended 02/28/14	11.31	0.27	(0.40)	(0.13)	(0.26)	10.92	(1.08	)(f)	127,451	1.50	(f)	1.59	(f)	2.53	(f)	1.49	(f)	24
Year ended 02/28/13	11.19	0.31	0.14	0.45	(0.33)	11.31	4.07	(f)	126,310	1.51	(f)	1.64	(f)	2.74	(f)	1.50	(f)	10
Class Y
Year ended 02/28/17	11.28	0.33	(0.33)	0.00	(0.32)	10.96	(0.05)		271,646	0.60	(d)	0.65	(d)	2.96	(d)	0.57	(d)	20
Year ended 02/29/16	11.22	0.35	0.04	0.39	(0.33)	11.28	3.51		212,783	0.57		0.65		3.13		0.55		7
Year ended 02/28/15	10.93	0.37	0.30	0.67	(0.38)	11.22	6.24		171,903	0.56		0.65		3.34		0.55		12
Year ended 02/28/14	11.31	0.38	(0.39)	(0.01)	(0.37)	10.93	(0.06)		150,445	0.54		0.63		3.49		0.53		24
Year ended 02/28/13	11.19	0.42	0.14	0.56	(0.44)	11.31	5.11		160,404	0.51		0.64		3.74		0.50		10

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $697,963, $3,800, $239,646 and $251,161 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees for Class B shares of 0.25% for the years ended February 28, 2017, February 29, 2016, February 28, 2015, February 28, 2014 and February 28, 2013, respectively.
(f)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees for Class C shares of 1.00%, 1.00%, 0.98%, 0.95% and 1.00% for the years ended February 28, 2017, February 29, 2016, February 28, 2015, February 28, 2014 and February 28, 2013, respectively.

Note 12—Subsequent Event

Effective April 4, 2017, the Fund began offering Class R6 shares.

39                         Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of the Invesco Intermediate Term Municipal Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Intermediate Term Municipal Income Fund (one of the portfolios constituting the AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

40                         Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
Class A	$1,000.00	$966.80	$4.22	$1,020.64	$4.33	0.86%
Class B	1,000.00	966.80	4.22	1,020.64	4.33	0.86
Class C	1,000.00	963.00	7.88	1,016.90	8.10	1.61
Class Y	1,000.00	968.00	2.99	1,021.89	3.07	0.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

41                         Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Intermediate Term Municipal Income Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                                 Invesco Distributors, Inc.                                              VK-ITMI-AR-1                               04132017      1306

Annual Report to Shareholders	February 28, 2017

Invesco Municipal Income Fund Nasdaq: A: VKMMX ◾ B: VMIBX ◾ C: VMICX ◾ Y: VMIIX ◾ Investor: VMINX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.28%
Class B Shares	-0.48
Class C Shares	-0.48
Class Y Shares	0.54
Investor Class Shares	0.39
S&P Municipal Bond Index▼ (Broad Market Index)	0.76
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	0.19
Lipper General Municipal Debt Funds Index⬛ (Peer Group Index)	0.57

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

Municipal securities performed well for most of 2016, as they did the prior year. The reporting period ended on a mixed note, however; municipals sold off following the US presidential election, but recovered at the start of 2017. Particularly in the first half of 2016, municipal securities benefited from technical factors, including strong demand and low supply. For the reporting period as a whole, flows into the asset class were uncharacteristically strong as the US Federal Reserve (the Fed) remained accommodative.

    The US municipal bond market was one of the few sectors that exhibited relative stability following the June 2016 Brexit referendum, in which UK voters opted to leave the European Union. Beginning in August 2016, issuance rose significantly; indeed, August issuance totaled $45.7 billion, the highest level in 30 years.1 In September, the market posted its first negative monthly performance since June 2015.2 Overall, demand for municipals remained solid in the third quarter of 2016 and flows into the asset class were strong across all sectors of the municipal market. The close of the third quarter marked the 52nd consecutive week of positive flows into municipal bond mutual funds.3

    Following the outcome of the US presidential election, US Treasuries sold off significantly, and municipals followed. Uncertainty about how tax reform might potentially affect municipal investors contributed to the sell-off. As a result, municipals retraced most of 2016’s positive performance. In December 2016, the Fed raised interest rates by a quarter point – its only increase during the reporting period.4 In the first two months of 2017, municipals regained much of the ground they lost in the post-election sell-off, and flows into the asset class turned positive once again. At the close of the reporting period, we believed the municipal bond market remained strong. Defaults and downgrades were muted, but it will take time to decipher the priorities and policies of the new administration, some of which may affect the municipal market.

    During the fiscal year, overweight allocation to revenue bonds over general obligation bonds benefited the Fund’s performance relative to its style-specific benchmark. Specifically, the largest sector allocations were in the hospital and incremental tax sectors, which contributed to relative performance. On a state level, selection in Arizona, Florida, and Illinois bonds also added to relative performance.

    Security selection in the tobacco and local general obligation sectors detracted from the Fund’s performance relative to its style-specific benchmark over the fiscal year. On a state level, holdings in Georgia and New York were detractors from relative performance.

    During the reporting period, leverage contributed to Fund performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	75.6%
Pre-refunded Bonds	17.3
General Obligation Bonds	6.1
Other	1.0

Top Five Debt Holdings
% of total net assets

1. New York (City of) Municipal Water Finance Authority; Series 2012 FF	1.1%

2. Indiana (State of) Finance Authority (CWA Authority); Series 2016 A	0.9

3. New York (State of) Dormitory Authority (General Purpose); Series 2011 A	0.9
4. Tacoma (Port of); Series 2016 B	0.9
5. Washington (State of); Series 2010 B	0.8

Total Net Assets	$2.8 billion

Total Number of Holdings	965

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2017.

4                          Invesco Municipal Income Fund

as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: The Bond Buyer
2	Source: Standard & Poor’s
3	Source: Barclays
4	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for Invesco’s Municipal Bond Team, is manager of
Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2016. Mr.
Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010.
Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010.
Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Municipal Income Fund.
He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010.
Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                          Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco Municipal Income Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	4.86%
10 Years	3.09
5 Years	2.60
1 Year	-3.99

Class B Shares
Inception (8/24/92)	4.24%
10 Years	2.91
5 Years	2.38
1 Year	-5.30

Class C Shares
Inception (8/13/93)	3.43%
10 Years	2.75
5 Years	2.71
1 Year	-1.45

Class Y Shares
Inception (8/12/05)	4.01%
10 Years	3.80
5 Years	3.77
1 Year	0.54

Investor Class Shares
10 Years	3.58%
5 Years	3.59
1 Year	0.39

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Investor Class shares incepted on July 15, 2013. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	4.84%
10 Years	3.03
5 Years	3.01
1 Year	-4.22

Class B Shares
Inception (8/24/92)	4.21%
10 Years	2.85
5 Years	2.77
1 Year	-5.50

Class C Shares
Inception (8/13/93)	3.40%
10 Years	2.69
5 Years	3.12
1 Year	-1.59

Class Y Shares
Inception (8/12/05)	3.94%
10 Years	3.74
5 Years	4.17
1 Year	0.32

Investor Class Shares
10 Years	3.52%
5 Years	3.99
1 Year	0.18

in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.93%, 1.68%, 1.68%, 0.68% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                             Invesco Municipal Income Fund

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y and Investor Class shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

8                Invesco Municipal Income Fund

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor.

9                Invesco Municipal Income Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.17%
Alabama–1.83%
Alabama (State of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group); Series 2016 B, Ref. RB	5.00%	11/15/2046	$11,790	$13,340,621
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/2039	2,725	3,030,854
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/2044	2,725	3,023,197
Auburn University; Series 2011 A, General Fee RB(b)(c)	5.00%	06/01/2021	1,000	1,149,630
Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital); Series 2009, Health Care Facility RB(b)(c)	6.00%	06/01/2019	1,000	1,109,770
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2035	3,000	3,095,280
Birmingham (City of) Water Works Board; Series 2015 A, Ref. Water RB(d)	5.00%	01/01/2042	10,005	11,149,372
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB	5.50%	01/01/2043	900	899,910
Lower Alabama Gas District (The); Series 2016 A, Gas Project RB(d)	5.00%	09/01/2046	6,000	6,953,460
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/2020	3	0
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/2033	4,100	4,541,775
University of Alabama Board of Trustees; Series 2008 A, Hospital RB(b)(c)	5.75%	09/01/2018	3,000	3,219,030
				51,512,899

Alaska–0.37%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services);
Series 2011 A, RB	5.00%	10/01/2040	1,250	1,350,325
Series 2011 A, RB	5.50%	10/01/2041	3,000	3,330,270
Alaska (State of) Municipal Bond Bank Authority;
Series 2009, RB(b)(c)	5.75%	09/01/2018	195	209,268
Series 2009, RB(b)(c)	5.75%	09/01/2018	5	5,365
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB(b)(c)	6.00%	09/01/2019	3,180	3,564,144
Series 2009, Lease RB(b)(c)	6.00%	09/01/2019	1,820	2,039,856
				10,499,228

Arizona–2.80%
Arizona (State of) Health Facilities Authority (Banner Health); Series 2008 D, RB(b)(c)	5.50%	01/01/2018	5,000	5,198,850
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-1, RB	5.25%	03/01/2039	5,000	5,367,150
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017-A, Ref. Education RB(e)	5.25%	07/01/2047	4,500	4,560,030
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, Education RB(e)	5.50%	07/01/2036	5,840	5,798,302
Arizona (State of);
Series 2008 A, COP(b)(c)	5.00%	03/01/2018	2,375	2,475,795
Series 2008 A, COP(b)(c)	5.00%	03/01/2018	2,420	2,522,705
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/2035	1,000	1,086,740
Series 2010, RB	5.13%	05/15/2040	2,150	2,345,478
Goodyear (City of) McDowell Road Commercial Corridor Improvement District; Series 2007, Special Assessment Improvement RB (INS–AMBAC)(a)	5.25%	01/01/2032	1,665	1,685,346
Goodyear (City of); Series 2010, Sub. Lien Water & Sewer RB	5.63%	07/01/2039	1,000	1,123,150
Maricopa (County of) Industrial Development Authority (Paradise Schools); Series 2016, Ref. Education RB(e)	5.00%	07/01/2036	2,500	2,524,000
Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/2039	600	584,880
Series 2009, Education RB	7.13%	01/01/2045	1,240	1,217,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix (City of) Industrial Development Authority (Great Hearts Academies);
Series 2012, Education RB	6.30%	07/01/2042	$1,000	$1,080,510
Series 2012, Education RB	6.40%	07/01/2047	400	433,072
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(e)	6.50%	07/01/2034	1,095	1,226,772
Phoenix (City of) Industrial Development Authority (Rowan University);
Series 2012, Lease RB	5.00%	06/01/2042	5,000	5,379,500
Series 2012, Lease RB	5.25%	06/01/2034	3,000	3,302,940
Phoenix Civic Improvement Corp.; Series 2008 B, Sr. Lien Airport RB(f)	5.25%	07/01/2019	1,000	1,053,450
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.00%	05/01/2034	1,000	1,079,760
Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/2040	1,925	2,103,640
Pinal (County of) Electric District No. 3; Series 2011, Ref. Electrical System RB(b)(c)	5.25%	07/01/2021	2,000	2,326,880
Pinal (County of) Electric District No. 4;
Series 2008, Electrical System RB(b)(c)	6.00%	12/01/2018	550	598,747
Series 2008, Electrical System RB(b)(c)	6.00%	12/01/2018	740	805,586
Salt River Project Agricultural Improvement & Power District;
Series 2009 A, Electric System RB(d)	5.00%	01/01/2025	3,000	3,212,100
Series 2009 A, Electric System RB(d)	5.00%	01/01/2028	2,000	2,139,880
Salt Verde Financial Corp.; Series 2007, Sr. Gas RB	5.00%	12/01/2037	8,615	9,834,884
University Medical Center Corp.; Series 2009, Hospital RB(b)(c)	6.00%	07/01/2019	1,250	1,391,188
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	6.00%	07/15/2027	2,000	2,163,620
Series 2013 B, Unlimited Tax GO Bonds(e)	5.70%	07/15/2029	775	821,229
Series 2013 B, Unlimited Tax GO Bonds(e)	6.00%	07/15/2033	710	758,273
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System);
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2025	1,000	1,126,200
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2026	500	559,975
Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB(b)(c)	5.00%	07/01/2017	1,000	1,014,880
				78,902,547

Arkansas–0.34%
Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB (INS–AGM)(a)	5.00%	03/01/2034	1,825	1,925,229
Little Rock (City of); Series 2009, Library Construction & Improvement Limited Tax GO Bonds(b)(c)	4.60%	03/01/2019	1,495	1,602,177
Pulaski (County of) Public Facilities Board; Series 2014, Healthcare RB	5.00%	12/01/2042	5,530	6,077,193
				9,604,599

California–11.90%
Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB(b)(c)	5.00%	12/01/2017	4,535	4,683,793
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/2036	735	829,749
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, Toll Bridge RB(d)	5.00%	04/01/2056	12,000	13,508,040
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2031	40	24,318
Big Bear Lake (City of); Series 1996, Ref. Water RB (INS–NATL)(a)	6.00%	04/01/2022	1,760	1,934,733
California (County of) Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, Tobacco Settlement CAB Sub. RB(g)	0.00%	06/01/2046	20,000	2,690,600
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB(b)(c)	6.00%	07/01/2019	5,000	5,577,100
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(a)	5.25%	07/01/2038	500	537,145
California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2010 B, RB(b)(c)	5.50%	02/01/2020	1,000	1,125,990
California (State of) Housing Finance Agency;
Series 2008 K, Home Mortgage RB(f)	5.30%	08/01/2023	1,675	1,687,194
Series 2008 K, Home Mortgage RB(f)	5.45%	08/01/2028	3,295	3,310,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB	5.00%	01/01/2028	$1,525	$1,675,136
Series 2011, RB	5.75%	01/01/2033	450	504,068
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(e)(f)	5.00%	07/01/2030	3,160	3,286,874
Series 2012, Water Furnishing RB(e)(f)	5.00%	07/01/2037	6,955	7,223,463
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	2,500	2,814,225
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/2042	2,000	2,055,800
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.50%	11/01/2038	1,250	1,270,063
California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2008, RB(b)(c)	5.75%	08/15/2018	500	535,950
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(e)	5.00%	06/01/2046	3,000	2,937,480
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2016 A, RB(e)	5.00%	12/01/2041	6,475	6,767,411
Series 2016 A, RB(e)	5.25%	12/01/2056	9,000	9,491,940
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(b)(c)	6.25%	08/01/2019	1,680	1,889,395
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2004 A, Water & Wastewater RB (INS–AGM)(a)	5.25%	10/01/2024	270	271,034
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(e)	6.25%	11/15/2019	315	336,366
Series 2009, Senior Living RB(e)	6.63%	11/15/2024	2,000	2,224,760
California (State of);
Series 2002, Unlimited Tax GO Bonds	6.00%	04/01/2019	3,500	3,860,535
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/2040	250	278,243
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	5,000	5,603,500
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2036	5,000	5,650,500
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	4,000	4,515,320
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	08/01/2029	1,585	1,033,594
Clovis Unified School District (Election of 2012); Series 2015 D, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2033	3,270	1,641,180
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2039	1,000	381,940
Earlimart School District; Series 1994 1, Unlimited Tax GO Bonds (INS–AMBAC)(a)	6.70%	08/01/2021	320	353,510
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2032	5,030	2,759,609
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2033	4,185	2,183,649
Folsom (City of) Public Financing Authority; Series 2007 A, Special Tax RB (INS–AMBAC)(a)	5.00%	09/01/2028	1,000	1,007,080
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	9,205	9,275,050
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	12,505	12,505,250
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	8,000	7,999,520
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS–AGM)(a)	5.00%	08/01/2026	2,000	2,411,460
Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2034	1,500	738,270
Inland Empire Tobacco Securitization Authority; Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB(g)	0.00%	06/01/2036	25,000	6,211,250
Lancaster (City of) Redevelopment Agency (Combined Redevelopment Areas); Series 2009, Tax Allocation RB	6.50%	08/01/2029	2,000	2,230,560
Long Beach Unified School District (Election of 2008);
Series 2009, Unlimited Tax GO Bonds(b)(c)	5.75%	08/01/2019	4,695	5,230,136
Series 2009, Unlimited Tax GO Bonds	5.75%	08/01/2033	305	338,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2017, Sub. RB(f)	5.00%	05/15/2041	$5,000	$5,565,250
Series 2017, Sub. RB(f)	5.00%	05/15/2046	6,000	6,643,500
Los Angeles (City of) Department of Water & Power; Subseries 2008 A-1, Power System RB(d)	5.25%	07/01/2038	2,000	2,113,260
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2031	1,500	1,624,830
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/2029	3,000	3,256,620
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(g)	0.00%	08/01/2035	3,260	1,574,287
Mt. San Antonio (City of) Community College District (Election 2008); Series 2013 A, Unlimited Tax Conv. CAB GO Bonds(h)	6.25%	08/01/2043	3,560	2,542,303
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/2034	1,500	1,637,625
Oakland (Port of);
Series 2007 A, Ref. Intermediate Lien RB (INS–NATL)(a)(f)	5.00%	11/01/2029	4,000	4,091,720
Series 2012 P, Ref. Sr. Lien RB(f)	5.00%	05/01/2028	2,000	2,228,220
Oceanside Unified School District; Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/2033	775	815,161
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2037	1,170	524,172
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2038	4,770	2,054,630
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2039	5,010	2,029,751
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2040	5,260	2,037,461
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2041	5,520	2,053,330
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds(b)(c)	5.50%	08/01/2018	2,420	2,579,793
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2035	1,500	709,845
Poway Unified School District (Community Facilities District No. 6); Series 2007, Special Tax RB(b)(c)	5.00%	09/01/2017	5,000	5,110,600
Redlands Unified School District (Election of 2008); Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	07/01/2025	1,415	1,486,627
Regents of the University of California;
Series 2009 O, General RB(b)(c)	5.25%	05/15/2019	80	87,426
Series 2009 O, General RB(b)(c)	5.25%	05/15/2019	145	158,460
Series 2009 O, General RB(b)(c)	5.25%	05/15/2019	275	300,528
Series 2009 O, General RB(b)(c)(d)	5.75%	05/15/2019	5,570	6,150,450
Series 2009 O, General RB(b)(c)(d)	5.75%	05/15/2019	8,205	9,060,043
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/2024	2,500	2,767,925
Riverside (City of); Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/2038	6,335	6,672,592
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/2044	2,500	2,806,075
Sacramento (County of);
Series 2009 B, Sr. Airport System RB (INS–AGC)(a)	5.50%	07/01/2034	1,500	1,578,555
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	4,300	4,710,521
San Bernardino Community College District (Election of 2008); Series 2008 A, Unlimited Tax GO Bonds(b)(c)	6.50%	08/01/2018	525	567,441
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	6.25%	12/01/2020	1,000	1,131,550
Series 2011, RB	6.50%	12/01/2021	2,000	2,330,780
Series 2011, RB	6.50%	12/01/2022	2,000	2,333,300
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(b)(c)(d)	5.25%	08/01/2019	7,500	8,265,150
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2011 C, Ref. Second Series RB(f)	5.00%	05/01/2023	10,000	11,143,500
Series 2016 B, Second Series RB(f)	5.00%	05/01/2041	12,500	13,866,750
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2009 D, Tax Allocation RB(b)(c)	6.00%	08/01/2019	1,000	1,119,950
San Joaquin (County of) Transportation Authority (Measure K); Series 2011 A, Limited Sales Tax RB	5.25%	03/01/2031	1,500	1,687,215
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	5,000	5,302,400
San Jose (City of);
Series 2011 A-1, Airport RB(f)	5.25%	03/01/2026	2,730	2,983,235
Series 2011 A-1, Airport RB(f)	6.25%	03/01/2034	2,500	2,884,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Marcos (City of) Public Facilities Authority; Series 2006 A, Ref. Tax Increment Pass-Through RB (INS–AMBAC)(a)	5.00%	10/01/2031	$5,140	$5,155,009
San Mateo (City of) Union High School District (Election 2010); Series 2011 A, Unlimited Tax Conv. CAB GO Bonds(h)	6.70%	09/01/2041	6,095	4,736,242
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.38%	09/01/2029	2,530	2,777,206
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, Tobacco Settlement CAB RB(g)	0.00%	06/01/2041	5,000	1,091,000
Series 2007 A, Tobacco Settlement CAB Turbo RB(g)	0.00%	06/01/2036	22,000	7,516,520
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2005 A, Special Tax RB (INS–AMBAC)(a)	5.00%	08/15/2027	5,380	5,398,238
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2026	1,250	924,475
Vernon (City of);
Series 2009 A, Electric System RB(b)(c)	5.13%	08/01/2019	775	828,909
Series 2009 A, Electric System RB	5.13%	08/01/2021	1,790	1,932,573
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	08/01/2027	7,865	5,404,907
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.50%	09/01/2034	1,000	1,085,890
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2024	3,570	2,974,238
Yuba (County of) Levee Financing Authority; Series 2008 A, RB(b)(c)	5.00%	09/01/2017	1,500	1,533,495
				335,347,868

Colorado–1.66%
Belleview Station Metropolitan District No. 2;
Series 2017, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,014,480
Series 2017, Ref. Limited Tax GO Bonds	5.13%	12/01/2046	2,375	2,405,400
Colorado (State of) Educational & Cultural Facilities Authority (Challenge to Excellence Charter School); Series 2007, Ref. Charter School RB (INS–AGC)(a)	5.00%	06/01/2037	1,070	1,079,930
Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods);
Series 2016, Ref. Hospital RB	5.00%	01/01/2031	1,400	1,462,468
Series 2016, Ref. Hospital RB	5.00%	01/01/2037	1,800	1,844,604
Colorado (State of) Health Facilities Authority (The Evangelical Lutheran Good Samaritan Society); Series 2013, RB	5.63%	06/01/2043	2,500	2,647,550
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/2041	2,650	2,932,437
Series 2010, Private Activity RB	6.50%	01/15/2030	2,400	2,703,432
Colorado (State of) Water Resources & Power Development Authority (City of Fountain Electric, Water & Wastewater Utility Enterprise);
Series 2009 A, Water Resource RB(b)(c)	5.13%	12/01/2018	400	429,360
Series 2009 A, Water Resource RB(b)(c)	5.25%	12/01/2018	525	564,679
Colorado Springs (City of);
Series 2002, Hospital RB (INS–AGM)(a)	5.25%	12/15/2020	3,375	3,634,065
Series 2002, Hospital RB (INS–AGM)(a)	5.25%	12/15/2021	3,530	3,800,963
Series 2010 D-1, Utilities System RB	5.25%	11/15/2033	1,000	1,116,890
Denver (City & County of) (Justice System); Series 2008, Unlimited Tax GO Bonds(d)	5.00%	08/01/2024	7,500	7,925,400
Denver (City & County of) Colorado; Series 2016 A, Ref. Dedicated Tax and Improvement RB	4.00%	08/01/2046	3,000	3,080,610
Denver (City & County of); Series 2016 A, Ref. Dedicated Tax and Improvement RB	5.00%	08/01/2044	4,000	4,557,280
Denver (City of) Convention Center Hotel Authority; Series 2016, Ref. Sr. RB	5.00%	12/01/2040	2,500	2,736,150
Leyden Rock Metropolitan District No. 10; Series 2016 A, Limited Tax GO Bonds	5.00%	12/01/2045	1,250	1,168,837
Montezuma (County of) Hospital District; Series 2007, Ref. RB(b)(c)	5.90%	10/01/2017	500	515,170
University of Colorado; Series 2009 A, Enterprise System RB(b)(c)	5.25%	06/01/2019	1,075	1,175,061
				46,794,766

Connecticut–1.15%
Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(a)(f)	6.60%	07/01/2024	1,000	1,003,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–(continued)
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(f)	5.50%	04/01/2021	$3,000	$3,344,820
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford Inc.);
Series 2016 A, Healthcare Facilities RB(e)	5.00%	09/01/2046	2,500	2,380,825
Series 2016 A, Healthcare Facilities RB(e)	5.00%	09/01/2053	1,600	1,498,416
Connecticut (State of) Health & Educational Facilities Authority (Duncaster Inc.); Series 2014 A, RB	5.00%	08/01/2044	5,000	5,102,350
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare);
Series 2011 A, RB	5.00%	07/01/2026	1,000	1,094,890
Series 2011 A, RB	5.00%	07/01/2041	5,700	6,067,365
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB	5.38%	07/01/2041	5,000	5,422,550
Connecticut (State of) Health & Educational Facility Authority (Quinnipiac University);
Series 2007, RB(b)(c)	5.00%	07/01/2018	490	517,268
Series 2007, RB(b)(c)	5.75%	07/01/2018	975	1,038,999
Series 2007, RB (INS–NATL)(a)	5.00%	07/01/2023	610	640,415
Series 2007, RB (INS–NATL)(a)	5.75%	07/01/2033	25	26,371
Hamden (Town of) (Whitney Center); Series 2009 C, RB(c)	5.50%	01/01/2022	1,000	992,640
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/2039	3,000	3,360,900
				32,491,139

Delaware–0.04%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010, Ref. Gas Facilities RB	5.40%	02/01/2031	1,050	1,148,679

District of Columbia–2.80%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/2031	2,980	3,228,234
Series 2011, RB	6.63%	03/01/2041	1,100	1,199,583
District of Columbia (Georgetown University); Series 2017, Ref. University RB	5.00%	04/01/2042	4,050	4,569,980
District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB(b)(c)	6.38%	10/01/2019	2,200	2,493,546
District of Columbia Water & Sewer Authority; Series 2007 A, Public Utility Sub. Lien RB(b)(c)	5.50%	10/01/2017	4,000	4,114,120
District of Columbia;
Series 2006 B-1, Ballpark RB (INS–NATL)(a)	5.00%	02/01/2031	11,765	12,015,947
Series 2009 A, Sec. Income Tax RB(d)	5.00%	12/01/2023	10,715	11,770,642
Series 2009 A, Sec. Income Tax RB(d)	5.25%	12/01/2027	6,860	7,564,453
Series 2009 B, Ref. Sec. Income Tax RB(d)	5.00%	12/01/2024	4,285	4,704,716
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2010 A, Dulles Toll Road CAB RB (INS–AGM)(a)(g)	0.00%	10/01/2037	17,565	6,962,239
Series 2014 A, Ref. Sr. Lien Dulles Toll Road RB	5.00%	10/01/2053	13,710	14,309,401
Series 2016 A, Ref. Airport System RB(f)	5.00%	10/01/2034	5,295	5,969,424
				78,902,285

Florida–4.15%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.25%	11/15/2017	350	351,551
Series 2007, IDR	5.88%	11/15/2036	1,000	1,005,190
Broward (County of);
Series 2009 A, Water & Sewer Utility RB(b)(c)	5.13%	10/01/2018	1,500	1,600,035
Series 2015 A, Airport System RB(f)	5.00%	10/01/2045	5,030	5,461,071
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	3,000	3,338,850
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(e)	7.25%	05/15/2026	1,000	1,121,320
Series 2014 A, Continuing Care Community RB(e)	7.75%	05/15/2035	2,500	2,813,675
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/2042	3,250	3,692,162
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS–AMBAC)(a)	5.95%	07/01/2020	60	63,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida (State of) Department of Transportation;
Series 2008 A, Ref. Turnpike RB(d)	5.00%	07/01/2026	$1,305	$1,337,495
Series 2008 A, Ref. Turnpike RB(d)	5.00%	07/01/2027	1,325	1,357,993
Series 2008 A, Ref. Turnpike RB(d)	5.00%	07/01/2028	1,440	1,475,856
Series 2008 A, Ref. Turnpike RB(d)	5.00%	07/01/2032	2,500	2,562,250
Florida (State of) Mid-Bay Bridge Authority;
Series 1991 A, RB(b)	6.88%	10/01/2022	2,500	2,991,550
Series 2008 A, Ref. RB(b)(c)	5.00%	10/01/2018	1,840	1,956,214
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, Educational Facilities RB(e)	6.00%	06/15/2035	2,935	2,971,012
Florida Housing Finance Corp. (Homeowner Mortgage);
Series 2008 1, RB (CEP–GNMA)(f)	5.80%	07/01/2028	630	643,753
Series 2008 1, RB (CEP–GNMA)(f)	6.00%	07/01/2039	385	388,099
Hillsborough (County of) Aviation Authority; Series 2008 A, RB (INS–AGC)(a)(f)	5.38%	10/01/2033	2,500	2,633,700
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/2042	6,500	6,983,990
Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/2034	500	536,740
Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 2014, Ref. RB	5.00%	11/15/2039	1,010	1,064,065
Series 2014, Ref. RB	5.00%	11/15/2044	1,045	1,098,828
Miami Beach (City of); Series 2015, RB	5.00%	09/01/2045	8,900	9,972,361
Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds(b)(c)	5.38%	07/01/2018	1,000	1,060,360
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(a)	5.63%	06/01/2034	1,000	1,078,240
Series 2009, Public Facilities RB (INS–AGC)(a)	5.75%	06/01/2039	775	837,403
Miami-Dade (County of) (Miami International Airport); Series 2010 A, Aviation RB	5.38%	10/01/2035	3,105	3,441,303
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS–AGM)(a)	5.00%	07/01/2035	3,350	3,686,943
Miami-Dade (County of) School Board; Series 2008 B, COP(b)(c)	5.25%	05/01/2018	5,000	5,259,050
Miami-Dade (County of);
Series 2009 C, Professional Sports Franchise Facility Tax RB (INS–AGC)(a)	5.75%	10/01/2039	550	601,062
Series 2010, Water & Sewer System RB (INS–AGC)(a)	5.00%	10/01/2039	4,500	4,970,475
Series 2010 B, Aviation RB (INS–AGM)(a)	5.00%	10/01/2035	1,205	1,321,752
Series 2012 A, Ref. Aviation RB(f)	5.00%	10/01/2030	2,000	2,197,700
Series 2012 B, Ref. Sub. Special Obligation RB (INS–AGM)(a)	5.00%	10/01/2035	3,800	4,250,718
Orange (County of) Health Facilities Authority (Orlando Health, Inc.); Series 2016 B, Ref. Hospital RB	5.00%	10/01/2044	3,000	3,284,490
Palm Beach (County of) Health Facilities Authority (Bethesda Health Care System, Inc.); Series 2010 A, RB (INS–AGM)(a)	5.00%	07/01/2030	625	672,069
Palm Beach (County of) Health Facilities Authority (The Waterford);
Series 2007, RB(b)	5.25%	11/15/2017	420	432,415
Series 2007, RB(b)(c)	5.88%	11/15/2017	800	829,248
Port St. Lucie (City of);
Series 2009, Ref. Utility System RB(b)(c)	5.00%	09/01/2018	1,360	1,443,762
Series 2009, Ref. Utility System RB (INS–AGC)(a)	5.00%	09/01/2035	140	147,266
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(c)	5.35%	05/01/2018	5,200	5,445,544
Reunion East Community Development District;
Series 2005, Special Assessment RB(i)	5.80%	05/01/2036	197	2
Series 2015-2, Special Assessment RB	6.60%	05/01/2036	250	252,570
Seminole Indian Tribe of Florida;
Series 2007 A, Special Obligation RB(e)	5.25%	10/01/2027	3,500	3,553,410
Series 2007 A, Special Obligation RB(e)	5.75%	10/01/2022	500	509,530
Sunrise (City of);
Series 1998, Ref. Utility System RB(b)(c)	5.20%	10/01/2020	1,725	1,934,363
Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.00%	10/01/2028	1,150	1,217,172
Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.20%	10/01/2022	2,275	2,416,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2016, Health Facility RB	5.00%	12/01/2055	$4,500	$4,710,825
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(a)	6.00%	10/01/2029	3,000	3,892,950
				116,867,990

Georgia–1.79%
Atkinson & Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC); Series 2009, RB (INS–AGC)(a)	5.25%	06/01/2034	1,000	1,057,720
Atlanta (City of) (Atlantic Station);
Series 2007, Ref. Tax Allocation RB (INS–AGC)(a)	5.25%	12/01/2021	1,370	1,408,716
Series 2007, Ref. Tax Allocation RB (INS–AGC)(a)	5.25%	12/01/2022	1,000	1,027,520
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB(b)(c)	7.38%	01/01/2019	4,810	5,366,180
Atlanta (City of);
Series 2009 A, Water & Wastewater RB(b)(c)	6.00%	11/01/2019	1,000	1,129,160
Series 2009 A, Water & Wastewater RB(b)(c)	6.00%	11/01/2019	1,000	1,129,160
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.25%	11/01/2034	1,500	1,650,225
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.38%	11/01/2039	1,500	1,653,465
Series 2010 C, Ref. General Airport RB	5.25%	01/01/2030	1,500	1,677,600
Series 2010 C, Ref. General Airport RB	6.00%	01/01/2030	1,000	1,166,540
Series 2010 C, Ref. General Airport RB (INS–AGM)(a)	5.25%	01/01/2030	1,500	1,677,600
Series 2015, Ref. Water & Wastewater RB(d)	5.00%	11/01/2040	18,420	20,830,072
DeKalb (County of) Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/2019	600	658,032
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2009 A-2, Retirement Community RB(b)(c)	6.38%	11/15/2019	700	797,790
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.50%	07/01/2034	1,000	1,071,560
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.); Series 2009, RAC	5.00%	08/01/2032	2,000	2,126,140
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.); Series 2008, RAC(b)(c)	6.38%	08/01/2018	2,135	2,302,555
Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC(b)(c)	5.25%	01/01/2019	1,500	1,616,595
Savannah (City of) Economic Development Authority (SSU Community Development I, LLC); Series 2010, RB (INS–AGM)(a)	5.50%	06/15/2035	1,020	1,125,335
Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	5.13%	11/01/2030	750	817,680
				50,289,645

Guam–0.04%
Guam (Territory of) Power Authority; Series 2010 A, RB (INS–AGM)(a)	5.00%	10/01/2037	1,100	1,204,984

Hawaii–0.50%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2009, Special Purpose RB	6.50%	07/01/2039	2,000	2,171,960
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 2015, Ref. Special Purpose RB(f)	3.25%	01/01/2025	4,500	4,559,085
Hawaii (State of) Department of Budget & Finance (Kahala Nui); Series 2012, Ref. Special Purpose Senior Living RB	5.13%	11/15/2032	1,500	1,596,375
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.25%	11/15/2037	1,250	1,326,413
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(b)(c)(d)	5.25%	04/01/2019	4,120	4,482,436
				14,136,269

Idaho–0.37%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/2023	1,000	1,081,930
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB(b)(c)	6.13%	12/01/2018	655	713,930
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/2027	470	474,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–(continued)
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund);
Series 2008 A, Grant & RAB(b)(c)	5.25%	07/15/2018	$4,230	$4,483,758
Series 2008 A, Grant & RAB(b)(c)	5.25%	07/15/2018	3,485	3,694,065
				10,448,421

Illinois–13.34%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	2,250	2,252,948
Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/2024	1,240	1,209,211
Bourbonnais (Village of) (Olivet Nazarene University); Series 2007, Industrial Project RB (INS–AGC)(a)	5.13%	11/01/2037	3,755	3,837,798
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, Tax Increment Allocation Revenue COP(e)	7.00%	01/15/2029	3,637	3,642,179
Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA/GNMA Collateralized MFH RB (CEP–GNMA)(f)	6.13%	02/20/2042	1,375	1,380,143
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/2026	410	289,853
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB(f)	5.50%	01/01/2032	5,000	5,608,100
Series 2014 A, Ref. Second Lien RB(f)	5.00%	01/01/2041	2,725	2,894,931
Chicago (City of) (O’Hare International Airport);
Series 2008 A, Third Lien General Airport RB(b)(c)(d)	5.00%	01/01/2018	3,000	3,106,500
Series 2012 B, Ref. Sr. Lien General Airport RB(f)	5.00%	01/01/2030	5,000	5,449,700
Series 2016 B, Ref. Sr. Lien General Airport RB	5.00%	01/01/2041	3,500	3,879,260
Series 2016 C, Ref. Sr. Lien General Airport RB	5.00%	01/01/2037	2,500	2,776,925
Series 2017 D, Sr. Lien General Airport RB	5.25%	01/01/2036	4,600	5,285,768
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. Tax Increment Allocation Revenue COP	7.13%	03/15/2022	2,256	2,195,652
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds(d)	5.00%	12/01/2024	15,000	16,961,850
Series 2015 A, Unlimited Tax GO Green Bonds(d)	5.00%	12/01/2044	12,000	13,153,320
Series 2015 C, Limited Tax GO Green Bonds(d)	5.00%	12/01/2027	6,805	7,885,906
Series 2015 C, Limited Tax GO Green Bonds(d)	5.00%	12/01/2028	4,000	4,602,120
Chicago (City of) Midway Airport; Series 2016 B, Ref. Second Lien RB	5.00%	01/01/2046	3,350	3,702,319
Chicago (City of) Park District; Series 2008 F, Limited Tax GO Bonds	5.50%	01/01/2033	1,270	1,324,864
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/2025	4,840	4,977,408
Chicago (City of) Transit Authority;
Series 2011, Sales Tax Receipts RB(d)	5.25%	12/01/2036	12,000	12,841,800
Series 2014, Sales Tax Receipts RB	5.00%	12/01/2044	8,195	8,680,390
Chicago (City of);
Series 2002 A, Ref. Project Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.63%	01/01/2039	145	145,416
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2032	3,300	3,289,803
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	1,500	1,488,105
Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(d)	5.25%	01/01/2024	4,200	4,312,896
Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(d)	5.25%	01/01/2025	4,400	4,518,272
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2039	5,000	5,319,600
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	2,800	2,945,264
Series 2011 A, Sales Tax RB	5.00%	01/01/2041	1,000	1,017,560
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2044	1,905	2,041,436
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2034	4,440	4,420,375
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2035	2,000	1,984,140
Series 2017 A, Ref. Unlimited Tax GO Bonds	6.00%	01/01/2038	8,500	8,773,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Cook County School District No. 122 (Ridgeland);
Series 2000, Unlimited Tax CAB GO Bonds(b)(g)	0.00%	12/01/2017	$2,605	$2,588,823
Series 2000, Unlimited Tax CAB GO Bonds(b)(g)	0.00%	12/01/2018	2,995	2,909,253
Series 2000, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	12/01/2020	4,050	3,716,320
DeKalb County Community Unit School District No. 428;
Series 2008, Unlimited Tax GO Bonds(b)(c)	5.00%	01/01/2018	990	1,025,145
Series 2008, Unlimited Tax GO Bonds(b)(c)	5.00%	01/01/2018	2,355	2,438,602
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/2026	245	252,350
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/2034	593	494,383
Huntley (Village of) Special Service Area No. 10; Series 2007, Ref. Special Tax RB (INS–AGC)(a)	5.10%	03/01/2029	2,990	3,000,555
Illinois (State of) Department of Central Management Services; Series 1999, COP (INS–NATL)(a)	5.85%	07/01/2019	1,110	1,114,806
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB(b)(c)	6.50%	11/01/2018	1,000	1,092,980
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB(b)(c)	6.00%	03/01/2019	2,500	2,748,650
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2039	1,865	1,937,101
Series 2014 A, RB	5.00%	09/01/2042	1,290	1,334,028
Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB(b)(c)	6.00%	04/01/2021	1,000	1,184,930
Illinois (State of) Finance Authority (Evangelical Hospitals);
Series 1992 A, Ref. RB(b)	6.25%	04/15/2022	1,000	1,142,180
Series 1992 C, RB(b)	6.25%	04/15/2022	1,150	1,313,507
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.00%	05/15/2022	2,200	2,315,456
Series 2012, Ref. RB	5.50%	05/15/2027	2,250	2,360,835
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(d)	5.38%	08/15/2024	1,000	1,096,010
Series 2009 A, RB(d)	5.75%	08/15/2030	2,000	2,198,580
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2015 A, Ref. RB	5.00%	11/15/2045	4,020	4,346,866
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016, RB	2.00%	05/15/2055	203	23,353
Series 2016 B, RB	5.63%	05/15/2020	1,143	1,125,867
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.75%	08/15/2033	2,000	2,156,360
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	5.00%	05/15/2037	1,050	1,059,786
Series 2015, Ref. RB	5.25%	05/15/2045	1,200	1,226,400
Illinois (State of) Finance Authority (Resurrection Health Care Corp.);
Series 1999, RB(b)	5.00%	05/15/2017	180	181,696
Series 1999, RB(b)	5.00%	05/15/2017	4,920	4,966,002
Series 1999, RB(b)	5.00%	05/15/2018	175	183,834
Series 1999, RB(b)	5.00%	05/15/2018	4,875	5,119,237
Series 1999, RB(b)(c)	5.25%	05/15/2018	180	189,650
Series 1999, RB(b)(c)	5.25%	05/15/2018	2,615	2,755,190
Series 1999 A, RB(b)(c)	5.50%	05/15/2018	765	808,322
Series 1999 A, RB(b)(c)	5.50%	05/15/2018	11,235	11,871,238
Series 2009, Ref. RB(b)(c)	6.13%	05/15/2019	100	111,147
Series 2009, Ref. RB(b)(c)	6.13%	05/15/2019	2,685	2,984,297
Illinois (State of) Finance Authority (Riverside Health System);
Series 2009, RB(b)(c)	6.25%	11/15/2019	1,205	1,366,904
Series 2009, RB	6.25%	11/15/2035	795	872,059
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB(b)(c)	7.25%	11/01/2018	4,500	4,972,005
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	6,750	7,281,967
Illinois (State of) Finance Authority (Sherman Health System); Series 2007 A, RB(b)(c)	5.50%	08/01/2017	3,500	3,570,525
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/2023	2,745	2,893,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB (INS–AGM)(a)	5.38%	03/01/2035	$1,000	$1,073,500
Illinois (State of) Finance Authority (The Carle Foundation);
Series 2011 A, RB	5.75%	08/15/2034	1,000	1,124,310
Series 2011 A, RB	6.00%	08/15/2041	4,000	4,547,960
Series 2011 A, RB (INS–AGM)(a)	6.00%	08/15/2041	650	741,098
Illinois (State of) Finance Authority; Series 2009, RB(b)(c)	6.13%	05/15/2019	85	94,376
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Ref. Dedicated State Tax Conv. CAB RB(b)(h)	5.65%	06/15/2022	1,755	2,033,519
Series 2002, Ref. Dedicated State Tax Conv. CAB RB (INS–NATL)(a)(h)	5.65%	06/15/2022	18,245	20,388,605
Series 2002, Ref. Dedicated State Tax RB(b)(c)	5.40%	06/15/2017	2,465	2,524,431
Series 2002, Ref. Dedicated State Tax RB (INS–NATL)(a)	5.40%	06/15/2019	6,785	6,942,005
Series 2012 A, RB	5.00%	06/15/2042	3,175	3,235,388
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS–AGM)(a)	5.25%	06/15/2031	2,630	2,870,882
Series 2014, Ref. RB (INS–AGM)(a)	5.25%	06/15/2032	2,395	2,601,641
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB(d)	5.00%	01/01/2038	8,000	8,824,160
Series 2015 A, RB(d)	5.00%	01/01/2040	14,190	15,663,632
Illinois (State of);
Series 1991, Civic Center RB (INS–AMBAC)(a)	6.25%	12/15/2020	1,800	1,939,968
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2031	2,775	2,805,719
Series 2013, Unlimited Tax GO Bonds	5.25%	07/01/2031	4,000	4,110,360
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/2033	2,650	2,708,485
Lake County Community Unit School District No. 60 (Waukegan);
Series 1999 A, Unlimited Tax CAB GO Bonds(b)(g)	0.00%	12/01/2017	2,875	2,857,146
Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	12/01/2017	3,915	3,881,488
McHenry (County of) Special Service Area (Wonder Lake Dredging); Series 2010, Special Tax RB	6.50%	03/01/2030	3,820	4,091,717
Northern Illinois Municipal Power Agency (Prairie State Power); Series 2016 A, Ref. RB	5.00%	12/01/2041	6,375	6,998,985
Northern Illinois University;
Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.25%	04/01/2028	2,000	2,135,380
Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.50%	04/01/2026	2,000	2,158,040
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(i)	5.80%	03/01/2037	1,500	519,105
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	1,000	1,139,610
Series 2010, RB	6.00%	06/01/2028	10,000	11,376,900
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB(i)	6.25%	03/01/2035	958	479,067
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.13%	04/01/2036	1,000	1,078,020
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(f)	7.00%	12/01/2042	400	411,904
				375,882,752

Indiana–3.20%
Indiana (State of) Finance Authority (Citizens Energy Group); Series 2016 A, First Lien Water Utility RB	5.00%	10/01/2046	6,500	7,322,250
Indiana (State of) Finance Authority (CWA Authority);
Series 2011 B, Second Lien Wastewater Utility RB	5.00%	10/01/2041	11,000	12,222,320
Series 2016 A, First Lien Wastewater Utility Green RB (INS–NATL)(a)	5.00%	10/01/2046	22,750	25,254,775
Indiana (State of) Finance Authority (I-69 Section 5);
Series 2014, RB(f)	5.00%	09/01/2046	3,270	3,311,823
Series 2014, RB(f)	5.25%	09/01/2034	1,910	1,964,244
Series 2014, RB(f)	5.25%	09/01/2040	2,730	2,807,532
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2032	1,220	1,228,089
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	2,500	2,487,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services); Series 2006 E, Ref. Health System RB(b)(c)	5.25%	05/01/2018	$2,000	$2,103,140
Indiana (State of) Municipal Power Agency;
Series 2009 B, Power Supply System RB(b)(c)	5.75%	01/01/2019	200	217,366
Series 2009 B, Power Supply System RB(b)(c)	6.00%	01/01/2019	3,000	3,274,140
Indianapolis Local Public Improvement Bond Bank (Waterworks);
Series 2009 A, RB(b)(c)	5.25%	01/01/2019	195	210,270
Series 2009 A, RB (INS–AGC)(a)	5.25%	01/01/2029	805	865,423
Monroe County Community 1996 School Building Corp.; Series 2009, First Mortgage RB(b)(c)	5.25%	01/15/2019	2,815	3,038,596
Northern Indiana Commuter Transportation District;
Series 2016, Limited Obligation RB	5.00%	07/01/2035	1,700	1,911,718
Series 2016, Limited Obligation RB	5.00%	07/01/2041	1,500	1,675,365
Petersburg (City of) (Indianapolis Power & Light Co.); Series 1993 B, Ref. PCR (INS–NATL)(a)	5.40%	08/01/2017	9,850	10,039,317
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(f)	6.75%	01/01/2034	1,500	1,774,710
Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, RB(b)(c)(e)	5.50%	09/01/2017	1,500	1,536,225
Whiting (City of) (BP Products North America); Series 2014, Environmental Facilities Floating Rate RB(c)(f)(j)	1.39%	12/02/2019	7,000	6,966,400
				90,211,203

Iowa–2.37%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB(b)(c)	6.00%	06/01/2018	1,860	1,979,858
Ames (City of) (Mary Greeley Medical Center);
Series 2011, Hospital RB(b)(c)	5.25%	06/15/2020	7,000	7,900,410
Series 2011, Hospital RB(b)(c)	5.50%	06/15/2020	1,000	1,136,680
Series 2011, Hospital RB(b)(c)	5.63%	06/15/2020	1,500	1,711,050
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(b)(c)(d)(k)	5.00%	06/01/2019	9,300	10,122,678
Series 2009 A, Special Obligation RB(b)(c)(d)(k)	5.00%	06/01/2019	5,815	6,329,395
Series 2009 A, Special Obligation RB(b)(c)(d)(k)	5.00%	06/01/2019	4,360	4,745,686
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	9,140	9,161,022
Series 2013, Midwestern Disaster Area RB(e)	5.88%	12/01/2027	6,795	6,895,566
Iowa (State of) Finance Authority (Iowa Health System);
Series 2005, Health Facilities RB (INS–AGC)(a)	5.25%	02/15/2029	2,000	2,133,040
Series 2008 A, Health Facilities RB(b)(c)	5.25%	08/15/2019	1,500	1,651,785
Iowa (State of) Tobacco Settlement Authority;
Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	2,690	2,689,866
Series 2005 E, Asset-Backed CAB RB(g)	0.00%	06/01/2046	50,000	4,359,000
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(f)	5.70%	12/01/2027	5,685	6,081,301
				66,897,337

Kansas–0.53%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/2029	1,500	1,645,425
Kansas (State of) Development Finance Authority (University of Kansas Health System);
Series 2011 H, Health Facilities RB	5.00%	03/01/2034	1,000	1,061,560
Series 2011 H, Health Facilities RB	5.13%	03/01/2039	2,000	2,126,720
Series 2011 H, Health Facilities RB	5.38%	03/01/2029	1,000	1,082,470
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.25%	07/01/2044	2,000	2,150,300
Wichita (City of) (Kansas Masonic Home); Series 2016 II-A, Health Care Facilities RB	5.38%	12/01/2046	1,845	1,847,897
Wichita (City of) (Presbyterian Manors, Inc.); Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/2043	1,500	1,592,010
Wyandotte (County of) & Kansas City (City of) Unified Government;
Series 2009 A, Utility System RB(b)(c)	5.00%	03/01/2019	2,000	2,158,420
Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/2044	1,180	1,305,009
				14,969,811

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–1.94%
Christian (County of) (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. Hospital RB	5.38%	02/01/2036	$3,000	$3,060,600
Series 2016, Ref. Hospital RB	5.50%	02/01/2044	5,000	5,108,650
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.38%	08/15/2024	3,000	3,160,290
Series 2009 A, Hospital RB	5.63%	08/15/2027	1,000	1,048,720
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.);
Subseries 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/2033	5,070	5,302,358
Subseries 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/2038	4,000	4,178,720
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, Sr. RB	5.00%	07/01/2033	2,000	2,116,420
Series 2015 A, Sr. RB	5.00%	07/01/2040	2,620	2,736,695
Series 2015 A, Sr. RB	5.00%	01/01/2045	14,260	14,813,858
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/2045	3,200	3,491,936
Kentucky (State of) Property & Building Commission (No. 93);
Series 2009, Ref. RB(b)(c)	5.25%	02/01/2019	2,660	2,874,263
Series 2009, Ref. RB (INS–AGC)(a)	5.25%	02/01/2028	340	364,154
Paducah (City of) Electric Plant Board; Series 2009 A, RB(b)(c)	5.25%	04/01/2019	6,000	6,518,640
				54,775,304

Louisiana–3.10%
Caddo & Bossier (Parishes of) Port Commission; Series 2011, Ref. Utility RB	5.00%	04/01/2034	550	593,362
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS–Connie Lee)(a)	6.50%	12/01/2018	2,075	2,101,809
East Baton Rouge (Parish of) Industrial Development Board Inc. (ExxonMobile); Series 2010 A, VRD RB(l)	0.56%	08/01/2035	5,525	5,525,000
East Baton Rouge (Parish of) Sewerage Commission; Series 2009 A, RB(b)(c)	5.25%	02/01/2019	1,550	1,677,689
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center);
Series 2011 A, Ref. Hospital RB(b)(c)	5.38%	01/01/2021	400	459,744
Series 2011 A, Ref. Hospital RB(b)(c)	6.00%	01/01/2021	2,000	2,345,340
Series 2011 A, Ref. Hospital RB(b)(c)	6.00%	01/01/2021	1,000	1,172,670
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities — Housing & Parking); Series 2010, RB (INS–AGM)(a)	5.00%	10/01/2025	1,000	1,094,440
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Capital Projects & Equipment Acquisitions Program); Series 2000, RB (INS–ACA)(a)	6.55%	09/01/2025	3,475	3,643,329
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB(b)(c)	5.38%	04/01/2019	1,000	1,090,110
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS–AGC)(a)	5.50%	02/01/2039	1,500	1,628,220
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.); Series 2007, RB	6.75%	11/01/2032	7,300	7,508,269
Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB	6.00%	07/01/2029	1,600	1,747,200
Louisiana (State of) Public Facilities Authority (Louisiana Pellets Inc.); Series 2015, Waste Disposal Facilities RB (Acquired 05/21/2015; Cost $3,695,000)(e)(f)	7.00%	07/01/2024	3,695	1,471,534
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(b)(c)	5.50%	05/15/2026	1,010	1,270,651
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC–Louisiana State University Nicholson Gateway);
Series 2016, Lease RB	5.00%	07/01/2051	5,000	5,322,000
Series 2016 A, Lease RB	5.00%	07/01/2056	7,500	7,905,150
New Orleans (City of) Aviation Board; Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	6.00%	01/01/2023	2,000	2,165,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
New Orleans (City of);
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2044	$605	$663,503
Series 2014, Ref. Water System RB	5.00%	12/01/2044	1,020	1,118,032
Series 2015, Sewerage Service RB	5.00%	06/01/2040	3,000	3,297,570
Series 2015, Sewerage Service RB	5.00%	06/01/2045	4,000	4,343,160
Series 2015, Water System RB	5.00%	12/01/2040	3,000	3,294,030
Series 2015, Water System RB	5.00%	12/01/2045	5,500	6,008,915
Regional Transit Authority; Series 2010, Sales Tax RB (INS–AGM)(a)	5.00%	12/01/2030	2,580	2,845,327
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/2037	5,000	5,025,500
Terrebonne (Parish of); Series 2011 ST, Sales & Use Tax RB (INS–AGM)(a)	5.00%	04/01/2031	2,645	2,898,206
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2035	8,500	9,260,410
				87,476,290

Maryland–1.26%
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/2038	1,000	1,030,760
Maryland (State of) Community Development Administration; Series 2007, RB(f)	5.05%	09/01/2032	2,005	2,007,246
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.13%	01/01/2036	4,000	4,416,800
Series 2011 A, RB	6.25%	01/01/2031	3,175	3,565,080
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB(b)(c)	6.13%	01/01/2021	4,250	5,012,407
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB(b)(c)	6.00%	07/01/2021	1,000	1,194,960
Series 2016, Ref. RB	5.00%	07/01/2047	5,000	5,559,300
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2011, RB	5.00%	08/15/2041	5,000	5,386,650
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/2020	2,000	2,159,320
Maryland Economic Development Corp. (Purple Line Light Rail); Series 2016 D, Private Activity RB(f)	5.00%	03/31/2051	2,200	2,343,000
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/2035	1,460	1,570,026
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.38%	06/01/2025	1,030	1,110,330
				35,355,879

Massachusetts–2.43%
Boston (City of) Water & Sewer Commission; Series 1993 A, Sr. RB (INS–NATL)(a)	5.25%	11/01/2019	2,430	2,566,687
Massachusetts (State of) Bay Transportation Authority; Series 2016 A, Ref. Sr. Sales Tax CAB RB(g)	0.00%	07/01/2029	17,685	11,934,369
Massachusetts (State of) College Building Authority; Series 2009 A, RB(b)(c)	5.50%	05/01/2019	1,000	1,096,490
Massachusetts (State of) Development Finance Agency (Care Group);
Series 2016 I, Ref. RB	5.00%	07/01/2036	2,000	2,238,900
Series 2016 I, Ref. RB	5.00%	07/01/2037	1,000	1,116,910
Series 2016 I, Ref. RB	5.00%	07/01/2038	1,870	2,087,051
Massachusetts (State of) Development Finance Agency (Caregroup); Series 1998 B-2, RB(b)(c)	5.38%	08/01/2018	2,000	2,127,740
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(b)(c)	5.75%	05/01/2019	2,000	2,201,440
Massachusetts (State of) Development Finance Agency (Emerson College); Series 2015, Ref. RB	5.00%	01/01/2041	5,000	5,264,650
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(d)	5.50%	11/15/2036	20,955	22,609,188
Massachusetts (State of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2040	2,000	2,094,500
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (INS–AGM)(a)	5.25%	07/01/2033	750	833,198
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2011 A-1, RB	6.25%	11/15/2017	135	136,081
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2009 O, RB(b)(c)(d)	5.50%	07/01/2018	6,680	7,098,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/2042	$1,050	$1,096,074
Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB	6.75%	01/01/2036	1,000	1,136,620
Massachusetts (State of) Development Finance Agency (UMass Memorial); Series 2011 H, RB	5.50%	07/01/2031	1,000	1,101,450
Massachusetts (State of) Housing Finance Agency; Series 2007 C, RB(f)	5.10%	12/01/2027	1,685	1,691,959
				68,431,341

Michigan–2.59%
Detroit (City of); Series 2006 B, Second Lien Water Supply System RB(b)(c)	6.25%	07/01/2019	1,000	1,118,960
Michigan (State of) Building Authority (Facilities Program); Series 2011 I-A, Ref. RB	5.00%	10/15/2029	500	558,120
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	15,000	16,365,150
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. Sr. Lien Local Government Loan Program RB	5.00%	07/01/2044	2,720	2,893,917
Series 2014 C-6, Ref. Sr. Lien Local Government Loan Program RB	5.00%	07/01/2033	1,355	1,483,684
Series 2014 D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2037	2,000	2,215,860
Series 2014 D-2, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2027	4,000	4,574,520
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	1,355	1,510,134
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	4,000	4,105,200
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(f)	7.50%	01/01/2021	855	830,846
Oakland University Board of Trustees;
Series 2008, Ref. VRD General RB (LOC–JPMorgan Chase Bank, N.A.)(l)(m)	0.64%	03/01/2031	1,000	1,000,000
Series 2016, General RB	5.00%	03/01/2041	5,000	5,562,950
Series 2016, General RB	5.00%	03/01/2047	6,500	7,199,465
Summit Academy North;
Series 2016, Ref. Public School Academy RB	5.00%	11/01/2031	3,000	2,956,860
Series 2016, Ref. Public School Academy RB	5.00%	11/01/2035	3,255	3,095,440
University of Michigan; Series 2015, Ref. RB	5.00%	04/01/2046	9,000	10,307,160
Wayne (County of) Airport Authority (Detroit Metropolitan Airport);
Series 2012 B, RB(f)	5.00%	12/01/2032	1,500	1,615,530
Series 2012 B, RB(f)	5.00%	12/01/2037	1,500	1,596,210
Series 2012 D, Ref. RB(f)	5.00%	12/01/2028	2,500	2,709,375
Wyoming (City of); Series 2008, Water Supply System RB(b)(c)	5.13%	06/01/2018	1,305	1,375,170
				73,074,551

Minnesota–0.58%
Minneapolis (City of) (Fairview Health Services);
Series 2008, Health Care System RB(b)(c)	6.50%	11/15/2018	815	891,920
Series 2008, Health Care System RB (INS–AGC)(a)	6.50%	11/15/2038	4,460	4,814,659
Series 2008 A, Health Care System RB(b)(c)	6.75%	11/15/2018	3,000	3,295,320
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/2030	1,060	1,134,847
Minnesota (State of) Higher Education Facilities Authority (Concordia University, St. Paul); Series 2007 Six-Q, VRD RB (LOC-U.S. Bank, N.A.)(l)(m)	0.58%	04/01/2037	1,900	1,900,000
St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB(b)(c)	5.75%	07/01/2019	2,000	2,216,840
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.75%	09/01/2046	2,000	2,016,200
				16,269,786

Mississippi–0.08%
Mississippi (State of) Business Finance Corp. (Chevron U.S.A. Inc.); Series 2007 A, VRD Gulf Opportunity Zone IDR(l)	0.57%	12/01/2030	1,100	1,100,000
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/2022	1,240	1,245,927
				2,345,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–1.27%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District (Metrolink Cross County Extension); Series 2009, Mass Transit Sales Tax RB (INS–AGC)(a)	5.00%	10/01/2039	$2,000	$2,151,040
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB(b)(c)	5.75%	06/01/2019	2,150	2,375,062
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/2024	5,990	6,791,702
Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. Sr. Sales Tax RB(e)	5.00%	04/01/2046	1,150	1,013,196
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2017, Ref. Retirement Community RB	5.25%	05/15/2042	2,250	2,332,147
Series 2017, Ref. Retirement Community RB	5.25%	05/15/2050	2,000	2,057,640
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/2018	125	126,201
Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital);
Series 2009, RB(b)(c)	5.63%	05/15/2019	2,075	2,280,757
Series 2009, RB	5.63%	05/15/2039	425	459,051
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2010, Senior Living Facilities RB	5.50%	02/01/2042	950	1,000,474
Series 2016 B, Ref. Senior Living Facilities RB	5.00%	02/01/2046	4,000	4,175,440
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2046	2,250	2,328,525
Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation- Supported Tax RB	5.13%	12/01/2031	3,325	3,354,426
St. Louis (City of) Industrial Development Authority (Loughborough Commons Redevelopment); Series 2007, Ref. Community Improvement District Tax Increment Allocation RB	5.75%	11/01/2027	425	418,608
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, Senior Living Facilities RB	5.88%	09/01/2043	1,750	1,955,502
St. Louis (County of) Industrial Development Authority (Friendship Village of West County); Series 2007 A, Senior Living Facilities RB	5.38%	09/01/2021	1,000	1,010,070
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB(b)(c)	6.38%	12/01/2017	500	521,365
Series 2007 A, Senior Living Facilities RB(b)(c)	6.38%	12/01/2017	1,250	1,303,413
				35,654,619

Montana–0.04%
Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011 A, Hospital RB(b)(c)	5.75%	01/01/2021	1,000	1,164,980

Nebraska–1.18%
Central Plains Energy Project (No. 3); Series 2012, Gas RB	5.00%	09/01/2032	4,900	5,293,372
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB(b)(c)	5.38%	04/01/2019	4,000	4,359,600
Nebraska (State of) Public Power District;
Series 2007 B, General RB(b)(c)	5.00%	07/01/2017	9,820	9,967,202
Series 2007 B, General RB (INS–BHAC)(a)	5.00%	01/01/2037	5,750	5,836,192
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2037	5,000	5,559,300
University of Nebraska (Lincoln); Series 2009 A, Student Fees & Facilities RB(b)(c)	5.25%	01/01/2019	1,000	1,077,920
University of Nebraska (Omaha Health & Recreation); Series 2008, RB(b)(c)	5.00%	05/15/2018	1,000	1,050,440
				33,144,026

Nevada–0.73%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/2034	2,000	2,166,560
Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/2042	2,000	2,168,820
Series 2010 A, Passenger Facility Charge RB (INS–AGM)(a)	5.25%	07/01/2039	5,500	5,967,390
Clark (County of) Water Reclamation District; Series 2008, Limited Tax GO Bonds(b)(c)	5.63%	07/01/2018	1,500	1,596,165
Clark (County of); Series 1992 A, Transportation Improvement Limited Tax GO Bonds (INS–AMBAC)(a)	6.50%	06/01/2017	3,000	3,045,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–(continued)
Clark County School District; Series 2007 C, Building Limited Tax GO Bonds(b)(c)	5.00%	12/15/2017	$4,000	$4,135,160
Las Vegas (City of) Valley Water District; Series 2009 B, Limited Tax GO Bonds(b)(c)	5.00%	06/01/2019	800	870,768
Reno (City of) (Renown Regional Medical Center); Series 2009 A, Ref. VRD Hospital RB (LOC–Wells Fargo Bank, N.A.)(l)(m)	0.65%	06/01/2039	540	540,000
				20,489,983

New Hampshire–0.63%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS–AGM)(a)	5.13%	01/01/2030	5,250	5,443,935
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/2039	930	967,488
New Hampshire (State of) Health & Education Facilities Authority (Moore Center Services, Inc.); Series 2007, VRD RB (LOC–TD Bank, N.A.)(l)(m)	0.64%	09/01/2037	3,535	3,535,000
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/2042	6,000	6,455,520
New Hampshire (State of) Health & Education Facilities Authority (Wentworth Douglas Hospital); Series 2011 A, RB	6.00%	01/01/2034	1,100	1,223,079
				17,625,022

New Jersey–4.59%
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(f)	5.00%	12/01/2024	4,000	4,323,040
Landis Sewage Authority (Registered CARS); Series 1993, Sewer RB (INS–NATL)(a)(n)	8.24%	09/19/2019	850	919,700
New Jersey (State of) Economic Development Authority (Paterson Charter School);
Series 2012 C, RB	5.00%	07/01/2032	675	615,452
Series 2012 C, RB	5.30%	07/01/2044	2,380	2,119,366
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC–Montclair State University Student Housing); Series 2010 A, RB	5.75%	06/01/2031	3,020	3,275,824
New Jersey (State of) Economic Development Authority (School Facilities Construction);
Series 2009, RB(b)(c)	5.50%	12/15/2018	350	378,872
Series 2009, RB (INS–AGC)(a)	5.50%	12/15/2034	5	5,301
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, Private Activity RB(f)	5.38%	01/01/2043	1,500	1,592,325
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(a)	5.50%	09/01/2024	3,885	4,269,382
Series 2009, School Facilities Construction RB(b)(c)	5.50%	12/15/2018	645	698,206
Series 2009 BB, School Facilities Construction RB(b)(c)	5.00%	09/01/2019	1,750	1,918,227
Series 2012, Ref. RB	5.00%	06/15/2025	3,000	3,204,450
Series 2012, Ref. RB	5.00%	06/15/2026	1,000	1,063,810
Series 2012, Ref. RB	5.00%	06/15/2028	3,000	3,174,570
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health);
Series 2011 A, Ref. RB(b)(c)	5.63%	07/01/2021	4,000	4,707,560
Series 2011 A, Ref. RB(b)(c)	5.63%	07/01/2021	4,000	4,707,560
New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System); Series 2016, Ref. RB	5.00%	07/01/2039	7,000	7,609,070
New Jersey (State of) Higher Education Student Assistance Authority; Series 2009 A, Student Loan RB	5.63%	06/01/2030	1,000	1,074,020
New Jersey (State of) Housing & Mortgage Finance Agency; Series 2008 AA, RB	6.38%	10/01/2028	405	418,037
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, Transportation System CAB RB (INS–AGC)(a)(g)	0.00%	12/15/2026	10,000	6,737,600
Series 2010 D, Transportation System RB	5.25%	12/15/2023	2,000	2,179,300
Series 2015 AA, Transportation Program RB	5.00%	06/15/2045	3,420	3,426,669
Series 2015 AA, Transportation Program RB	5.25%	06/15/2041	2,500	2,543,525
Subseries 2016 A-1, Federal Highway Reimbursement RN	5.00%	06/15/2027	10,000	10,795,900
Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2031	15,550	15,904,229

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/2036	$1,000	$1,060,310
Series 2009 I, RB	5.00%	01/01/2035	2,000	2,167,200
Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,659,300
Tobacco Settlement Financing Corp.;
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	11,625	11,625,465
Series 2007 1A, Asset-Backed RB	4.75%	06/01/2034	3,330	3,191,139
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	8,830	8,823,731
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2041	9,500	9,202,175
				129,391,315

New Mexico–0.35%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(c)	5.20%	06/01/2020	2,000	2,194,480
Series 2010 C, Ref. PCR	5.90%	06/01/2040	4,100	4,540,217
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(d)	6.38%	08/01/2032	3,000	3,231,180
				9,965,877

New York–8.82%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(g)	0.00%	07/15/2035	5,000	2,281,300
Series 2009, PILOT RB(b)(c)	6.25%	01/15/2020	2,710	3,101,730
Series 2009, PILOT RB(b)(c)	6.38%	01/15/2020	1,130	1,297,330
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	6,850	6,634,910
Long Island (City of) Power Authority; Series 2014 C, Ref. Floating Rate General RN(c)(j)	1.20%	11/01/2018	2,000	2,000,120
Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS–AGM)(a)(g)	0.00%	06/01/2017	5,000	4,989,600
Series 2008 A, Electric System General RB(b)(c)	5.50%	05/01/2019	5,000	5,481,700
Series 2008 A, Electric System General RB(b)(c)	6.00%	05/01/2019	5,000	5,535,350
Metropolitan Transportation Authority;
Series 2011 A, RB	5.00%	11/15/2041	2,000	2,238,100
Series 2013 A, Transportation RB	5.00%	11/15/2038	3,025	3,363,709
Series 2016 D, Ref. Transportation RB	5.00%	11/15/2030	5,000	5,852,000
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	4,900	4,899,853
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/2042	3,000	3,377,160
New York & New Jersey (States of) Port Authority; Ninety-Third Series 1994, Consolidated RB	6.13%	06/01/2094	5,250	6,335,542
New York (City of) Industrial Development Agency (Polytechnic University);
Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/2027	5,000	5,143,200
Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/2037	2,500	2,565,925
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2009, PILOT RB (INS–AGC)(a)	6.38%	01/01/2039	1,000	1,085,720
New York (City of) Municipal Water Finance Authority;
Series 2012 FF, Water & Sewer System RB(d)	5.00%	06/15/2045	28,610	31,687,578
Subseries 2011 A-1, VRD Water & Sewer System RB(l)	0.57%	06/15/2044	4,765	4,765,000
New York (City of) Transitional Finance Authority;
Series 2009 S-3, Building Aid RB(d)	5.25%	01/15/2039	2,000	2,138,260
Series 2013, Sub. Future Tax Sec. RB(d)	5.00%	11/01/2038	5,465	6,238,625
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/2028	5,570	6,028,467
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/2029	4,455	4,819,686
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/2030	4,455	4,812,336
Subseries 2013, Sub. Future Tax Sec. RB(d)	5.00%	11/01/2042	12,625	14,280,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of);
Subseries 2007 D-1, Unlimited Tax GO Bonds(b)(c)	5.13%	12/01/2017	$1,510	$1,560,510
Subseries 2007 D-1, Unlimited Tax GO Bonds	5.13%	12/01/2022	990	1,022,017
Subseries 2008 L-1, Unlimited Tax GO Bonds	5.00%	04/01/2027	2,225	2,322,121
New York (Counties of) Tobacco Trust VI; Subseries 2016 A-2A, Ref. Tobacco Settlement Pass Through RB	5.00%	06/01/2051	4,000	4,108,320
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB(d)	5.00%	03/15/2031	21,885	24,517,328
New York (State of) Dormitory Authority (North Shore—Long Island Jewish Obligated Group);
Series 2011 A, RB	5.00%	05/01/2032	1,000	1,100,160
Series 2011 A, RB	5.00%	05/01/2041	1,000	1,087,720
New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2011A, Lease RB	5.00%	07/01/2035	1,000	1,119,940
New York (State of) Dormitory Authority; Series 2014 C, State Personal Income Tax RB(d)	5.00%	03/15/2040	12,030	13,482,983
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB(d)	5.00%	03/15/2028	2,000	2,153,740
New York (State of); Series 2009 A, Unlimited Tax GO Bonds	5.00%	02/15/2039	500	535,430
New York City Housing Development Corp. (Monteflore Medical Center); Series 1993 A, VRD Residential Special Obligation RB (LOC–JPMorgan Chase Bank, N.A.)(l)(m)	0.64%	05/01/2030	1,370	1,370,000
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. Liberty RB(e)	5.00%	11/15/2044	10,905	11,432,366
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/2006; Cost $636,422)(e)(i)	6.13%	02/15/2019	750	8
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/2021	665	667,554
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB(f)	5.00%	08/01/2026	10,000	10,533,400
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, Special Facilities RB(f)	5.00%	07/01/2046	15,205	16,009,040
Rockland Tobacco Asset Securitization Corp.; Series 2005 A, First Sub. Tobacco Settlement Asset-Backed RB(g)	0.00%	08/15/2045	57,500	7,881,525
Suffolk (County of) Water Authority; Series 2011, Ref. RB	5.00%	06/01/2040	2,135	2,387,058
Triborough Bridge & Tunnel Authority; Series 1993 B, General Purpose RB(b)	5.00%	01/01/2020	1,960	2,103,688
TSASC, Inc.; Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2041	2,000	2,175,420
				248,523,793

North Carolina–0.66%
Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital); Series 2008, RB(b)(c)	5.25%	04/01/2018	5,875	6,153,945
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, Private Activity RB(f)	5.00%	06/30/2054	5,475	5,719,021
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB(b)(c)	5.00%	06/01/2019	1,000	1,088,690
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/2024	2,000	2,028,380
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB(b)(c)	5.63%	10/01/2017	1,000	1,028,720
North Carolina (State of) Turnpike Authority; Series 2009 A, Triangle Expressway System RB (INS–AGC)(a)	5.13%	01/01/2024	2,000	2,108,680
Oak Island (Town of); Series 2009, Enterprise System RB(b)(c)	6.00%	06/01/2019	500	555,360
				18,682,796

North Dakota–0.29%
Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	5.20%	04/15/2046	2,700	2,526,984
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/2037	1,000	1,069,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Dakota–(continued)
Fargo (City of) (Sanford); Series 2011, Health System RB	6.25%	11/01/2031	$1,250	$1,468,225
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/2040	2,000	2,096,040
North Dakota (State of) Board of Higher Education (North Dakota State University); Series 2007, Housing & Auxiliary Facilities RB(b)(c)	5.00%	04/01/2017	1,085	1,089,394
				8,250,443

Ohio–4.04%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/2020	2,760	2,234,027
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/2032	1,000	1,090,280
Akron, Bath & Copley Joint Township Hospital District; Series 2016, Ref. RB	5.25%	11/15/2046	5,000	5,435,700
Allen (County of) (Catholic Healthcare Partners); Series 2010 A, Hospital Facilities RB	5.00%	06/01/2038	1,025	1,097,027
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	15,975	17,611,000
Beavercreek City School District; Series 2009, School Improvement Unlimited Tax GO Bonds(b)(c)	5.00%	06/01/2019	1,000	1,088,690
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	18,075	17,509,614
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools);
Series 2014 A, Ref. & Improvement Lease RB(e)	5.75%	01/01/2024	760	804,809
Series 2014 A, Ref. & Improvement Lease RB(e)	6.50%	01/01/2034	2,450	2,582,202
Cleveland (City of);
Series 1993 G, Ref. First Mortgage Waterworks Improvement RB (INS–NATL)(a)	5.50%	01/01/2021	2,365	2,595,304
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(a)(g)	0.00%	11/15/2025	2,895	2,197,508
Series 2012 A, Ref. Airport System RB	5.00%	01/01/2029	5,000	5,513,700
Cuyahoga (County of) (Eliza Jennings Senior Care Network); Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/2027	500	501,225
Hamilton (County of) (Christ Hospital);
Series 2012, Health Care Facilities RB	5.25%	06/01/2027	3,295	3,714,684
Series 2012, Health Care Facilities RB	5.50%	06/01/2042	6,000	6,702,720
Hamilton (County of) (Life Enriching Communities);
Series 2016, Ref. Healthcare Improvement RB	5.00%	01/01/2046	2,305	2,364,492
Series 2016, Ref. Improvement Health Care RB	5.00%	01/01/2051	1,695	1,726,425
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital Facilities RB (INS–AGM)(a)	5.00%	04/01/2024	1,750	1,820,665
Series 2006 H, Hospital Facilities RB (INS–AGC)(a)	5.00%	02/01/2024	4,810	5,006,392
Middleburg Heights (City of) (Southwest General Health Center);
Series 2011, Hospital Facilities RB	5.13%	08/01/2031	1,750	1,894,690
Series 2011, Hospital Facilities RB	5.25%	08/01/2036	1,500	1,614,990
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2044	5,000	5,181,250
Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2009 A, Ref. Hospital RB	5.50%	01/01/2039	3,750	4,024,237
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(f)	5.00%	12/31/2025	2,000	2,285,160
Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB	5.80%	12/01/2038	3,000	3,264,240
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/2018	5,850	5,431,842
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, MFH Mortgage RB (CEP–GNMA)(f)	6.10%	09/20/2049	2,845	2,954,305
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(c)	4.38%	06/01/2022	1,500	1,364,595
Reynoldsburg City School District; Series 2008, School Facilities Construction & Improvement Unlimited Tax GO Bonds(b)(c)	5.00%	06/01/2018	1,000	1,052,470
Tuscarawas (County of) Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. Higher Education Facilities Improvement RB	6.00%	03/01/2045	3,000	3,066,870
				113,731,113

Oklahoma–0.83%
Grand River Dam Authority;
Series 2008 A, RB(b)(c)	5.00%	06/01/2018	3,735	3,930,490
Series 2008 A, RB(b)(c)	5.00%	06/01/2018	3,735	3,930,490
Series 2008 A, RB(b)(c)	5.00%	06/01/2018	6,350	6,682,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma–(continued)
Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center); Series 2007, Hospital RB	5.00%	12/01/2027	$3,965	$3,692,327
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(c)(f)	5.00%	06/01/2025	5,000	5,256,800
				23,492,466

Oregon–0.54%
Beaverton School District;
Series 2009, Limited Tax GO Bonds(b)(c)	5.00%	06/01/2019	750	816,668
Series 2009, Limited Tax GO Bonds(b)(c)	5.13%	06/01/2019	500	545,835
Forest Grove (City of) (Pacific University); Series 2014 A, Ref. Campus Improvement RB	5.25%	05/01/2034	2,000	2,133,040
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/2030	1,500	1,587,480
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/2029	900	981,729
Portland (Port of); Series 2017 24-B, Airport RB(f)	5.00%	07/01/2042	3,000	3,361,170
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/2032	1,000	1,066,660
Series 2012, Ref. RB	5.75%	05/15/2027	1,000	1,084,790
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(e)	6.38%	11/01/2033	3,500	3,750,460
				15,327,832

Pennsylvania–2.19%
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 2011 A, University RB(b)(c)	5.25%	03/01/2021	700	806,183
Allegheny (County of) Port Authority; Series 2011, Ref. Special Transportation RB	5.75%	03/01/2029	1,385	1,597,625
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 B, Ref. PCR(c)	4.25%	04/01/2021	3,895	3,541,412
Beaver (County of) Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR(c)	4.38%	07/01/2022	3,500	3,184,195
Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2016 A, Ref. RB	5.00%	11/15/2046	3,500	3,819,725
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2035	1,000	1,088,240
Erie (City of) Parking Authority;
Series 2010, Gtd. RB(b)(c)	5.20%	09/01/2020	260	295,173
Series 2010, Gtd. RB (INS–AGM)(a)	5.20%	09/01/2035	740	790,520
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.75%	07/01/2022	2,125	2,230,591
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2008, RB(b)(c)	5.50%	04/01/2018	2,250	2,365,200
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(f)	5.50%	11/01/2044	3,300	3,497,670
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University); Series 2011 A, RB	5.13%	05/01/2036	500	552,970
Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. RB(b)(c)	5.00%	06/01/2019	250	272,173
Series 2009 A, Sub. RB (INS–AGC)(a)	5.00%	06/01/2039	1,600	1,708,544
Subseries 2009 A, Sub. RB(b)(c)	5.00%	06/01/2019	4,000	4,354,760
Subseries 2010 B-2, Sub. RB(b)(c)	5.75%	12/01/2020	1,165	1,356,538
Subseries 2010 B-2, Sub. RB(b)(c)	5.75%	12/01/2020	2,150	2,503,481
Subseries 2010 B-2, Sub. RB	5.75%	12/01/2028	1,235	1,395,167
Subseries 2010 B-2, Sub. RB(b)(c)	6.00%	12/01/2020	415	487,027
Subseries 2010 B-2, Sub. RB(b)(c)	6.00%	12/01/2020	395	463,556
Subseries 2010 B-2, Sub. RB	6.00%	12/01/2034	1,940	2,219,011
Subseries 2014 A-2, Sub. Conv. CAB RB(h)	5.13%	12/01/2040	5,500	4,343,460
Philadelphia (City of) Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2042	3,500	3,834,740
Philadelphia (City of); Ninth Series 2010, Gas Works RB(b)(c)	5.00%	08/01/2020	500	562,960
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	06/01/2026	2,360	2,628,568
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/2031	2,000	2,192,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
State Public School Building Authority (Harrisburg School District);
Series 2009, RB(b)(c)	5.00%	05/15/2019	$335	$364,115
Series 2009, RB(b)(c)	5.00%	05/15/2019	335	363,961
Series 2009, RB(b)(c)	5.00%	05/15/2019	1,330	1,444,978
Washington (County of) Hospital Authority (The Washington Hospital); Series 2007 B, VRD Hospital RB (LOC–PNC Bank, N.A.)(l)(m)	0.57%	07/01/2037	7,500	7,500,000
				61,765,063

Puerto Rico–0.17%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 1989 O, CAB RB(b)(g)	0.00%	07/01/2017	4,660	4,649,515
Puerto Rico Sales Tax Financing Corp.; First Subseries 2009 A, RB(b)(c)	5.50%	08/01/2019	20	22,104
				4,671,619

Rhode Island–0.49%
Rhode Island (State of) Commerce Corp.; Series 2016 D, Airport RB	5.00%	07/01/2046	6,005	6,586,704
Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB	5.00%	12/01/2035	500	549,710
Rhode Island Commerce Corp.; Series 2016 D, Airport RB	5.00%	07/01/2041	3,840	4,227,879
Rhode Island Economic Development Corp.; Series 2008 A, Airport RB (INS–AGC)(a)(f)	5.25%	07/01/2028	1,810	1,891,631
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB(b)(c)	6.25%	05/15/2019	500	554,915
				13,810,839

South Carolina–1.73%
College of Charleston; Series 2007 D, Academic & Administrative Facilities RB (INS–SGI)(a)	4.63%	04/01/2030	1,500	1,505,550
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/2031	2,120	2,315,634
Horry (County of); Series 2010 A, Airport RB	5.00%	07/01/2040	2,000	2,172,020
Piedmont Municipal Power Agency;
Series 2008 A-2, Electric RB	5.00%	01/01/2024	2,000	2,061,200
Series 2011 C, Ref. Electric RB (INS–AGC)(a)	5.00%	01/01/2030	500	547,875
Series 2011 D, Ref. Electric RB (INS–AGC)(a)	5.75%	01/01/2034	1,000	1,141,090
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2009 B, Ref. & Improvement Hospital RB(b)(c)	5.38%	02/01/2019	2,000	2,167,060
Series 2009 B, Ref. & Improvement Hospital RB(b)(c)	5.50%	02/01/2019	3,000	3,257,700
Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.00%	02/01/2019	1,000	1,076,390
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes); Series 2013, Health Facilities RB	5.00%	05/01/2028	2,000	2,038,800
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2009, Ref. & Improvement Hospital RB	5.75%	08/01/2039	1,000	1,054,230
Series 2013 A, Ref. Hospital RB	5.25%	08/01/2030	3,850	4,149,184
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/2032	713	696,937
Series 2012, Ref. Sub. CAB RB(g)	0.00%	11/15/2047	269	33,564
South Carolina (State of) Ports Authority; Series 2015, RB(f)	5.00%	07/01/2045	10,000	10,791,100
South Carolina (State of) Public Service Authority;
Series 2008 A, RB(b)(c)	5.50%	01/01/2019	160	173,318
Series 2008 A, RB(b)(c)	5.50%	01/01/2019	1,840	1,993,162
Series 2016 A, Ref. RB	5.00%	12/01/2035	6,250	7,022,437
Spartanburg (County of) Regional Health Services District; Series 2008 D, Ref. RB (INS–AGC)(a)	5.25%	04/15/2022	4,465	4,655,968
				48,853,219

South Dakota–0.40%
Rapid City (City of); Series 2011 A, Ref. Airport RB	6.75%	12/01/2031	1,500	1,648,590
South Dakota (State of) Health & Educational Facilities Authority (Avera Health); Series 2012 A, RB	5.00%	07/01/2042	4,000	4,318,160
South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB(b)(c)	5.50%	08/01/2018	4,000	4,261,280
South Dakota (State of); Series 1993 A, Lease Revenue Trust Ctfs.(b)	6.70%	09/01/2017	895	919,451
				11,147,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–1.21%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2010, Hospital RB	5.63%	07/01/2030	$2,000	$2,182,980
Knox (County of) Health, Educational and Housing Facility Board (Covenant Health);
Series 2016 A, Ref. Hospital RB	5.00%	01/01/2042	10,000	11,020,300
Series 2016 A, Ref. Hospital RB	5.00%	01/01/2047	5,000	5,488,600
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2027	2,000	2,150,480
Series 2012, Ref. & Improvement RB	5.00%	07/01/2032	1,500	1,578,060
Series 2012, Ref. & Improvement RB	5.00%	07/01/2037	1,100	1,141,118
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Vanderbilt Universiry Medical Center); Series 2016 A, RB	5.00%	07/01/2046	8,015	8,791,413
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown Inc.);
Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/2034	500	491,300
Series 2014, Residential Care Facility Mortgage RB	5.25%	12/01/2044	1,165	1,163,206
				34,007,457

Texas–10.18%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(f)(i)	6.50%	11/01/2029	430	18,800
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.00%	03/01/2034	1,000	1,018,560
Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Venue RB (INS–BHAC)(a)	5.00%	08/15/2039	1,020	1,070,092
Bexar (County of) Metropolitan Water District; Series 2009, Ref. Waterworks System RB(b)(c)	5.00%	05/01/2019	1,500	1,627,635
Bexar County Health Facilities Development Corp. (St. Luke’s Lutheran Hospital); Series 1991, Hospital RB(b)	7.00%	05/01/2021	500	581,055
Brazoria (County of) Brazos River Harbor Navigation District (The Dow Chemical Co.); Series 2002 A, Environmental Facilities RB(f)	5.95%	05/15/2033	1,100	1,165,417
Brazos Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities RB(c)(f)	5.90%	05/01/2028	1,050	1,090,604
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	4,500	4,990,455
Central Texas Regional Mobility Authority;
Series 2011, Sr. Lien RB(b)(c)	5.75%	01/01/2021	1,000	1,163,350
Series 2011, Sr. Lien RB(b)(c)	6.00%	01/01/2021	5,000	5,863,350
Series 2016, Ref. Sr. Lien RB	5.00%	01/01/2046	8,705	9,435,175
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/2043	2,000	2,274,660
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015 A, Education RB	5.13%	08/15/2030	2,000	2,026,000
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(a)	5.25%	08/15/2034	4,000	4,315,840
Dallas Area Rapid Transit; Series 2016 A, Ref. Sr. Lien Sales Tax RB	5.00%	12/01/2041	5,535	6,295,011
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2034	1,250	1,286,713
Series 2014 A, Ref. RB	5.25%	09/01/2044	1,500	1,566,630
Friendswood Independent School District; Series 2008, Schoolhouse Unlimited Tax GO Bonds(b)(c)	5.00%	02/15/2018	2,840	2,954,992
Galena Park Independent School District; Series 1996, Ref. Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(g)	0.00%	08/15/2023	2,000	1,756,540
Grand Parkway Transportation Corp.; Series 2013 B, Sub. Tier Toll RB	5.25%	10/01/2051	14,360	16,557,224
Harris (County of);
Series 2007 C, Ref. Sub. Lien Toll Road Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	08/15/2031	6,665	8,423,160
Series 2009, Sr. Lien Toll Road RB(b)(c)	5.00%	08/15/2019	570	623,928
Series 2009, Sr. Lien Toll Road RB	5.00%	08/15/2038	430	462,886
Series 2009 A, Sr. Lien Toll Road RB(b)(c)	5.00%	08/15/2019	2,920	3,196,261
Series 2016 A, Ref. Sr. Lien Toll Road RB	5.00%	08/15/2047	11,000	12,474,660
Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB(b)(c)	5.38%	11/15/2018	825	887,123
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.25%	11/15/2035	1,100	1,202,894
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(b)(c)	7.25%	12/01/2018	1,000	1,109,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Harris County Health Facilities Development Corp. (TECO);
Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/2026	$3,860	$4,103,605
Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/2027	3,180	3,379,577
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/2023	1,805	1,863,085
Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(a)(g)	0.00%	09/01/2026	8,750	6,384,875
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(a)(g)	0.00%	09/01/2027	3,600	2,509,992
Houston (City of); Series 2009 A, Ref. Sr. Lien Airport System RB	5.50%	07/01/2034	875	923,344
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011, RB(b)(c)	6.50%	05/15/2021	935	1,129,676
Series 2011, RB	6.50%	05/15/2031	805	922,007
Series 2011 A, RB(b)(c)	6.88%	05/15/2021	1,700	2,078,794
Laredo Community College District; Series 2010, Combined Fee RB (INS–AGM)(a)	5.25%	08/01/2035	1,000	1,108,690
Love Field Airport Modernization Corp. (Southwest Airlines Co.);
Series 2010, Special Facilities RB	5.25%	11/01/2040	1,000	1,082,550
Series 2012, Special Facilities RB(f)	5.00%	11/01/2028	2,000	2,175,960
Lower Colorado River Authority (LCRA Transmissions Services Corp.); Series 2016, Ref. RB	5.00%	05/15/2046	4,000	4,462,200
Lower Colorado River Authority;
Series 2012 A, Ref. RB(b)(c)	5.00%	05/15/2022	10	11,708
Series 2012 A, Ref. RB	5.00%	05/15/2030	4,585	5,125,892
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB(b)(c)	6.00%	02/15/2019	2,500	2,740,425
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.);
Series 2014, Ref. RB	5.13%	02/15/2030	1,750	1,848,735
Series 2014, Ref. RB	5.13%	02/15/2042	2,000	2,041,620
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/2043	2,350	2,613,129
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, Retirement Facility RB	5.00%	11/15/2026	675	663,998
Series 2016 A, Retirement Facility RB	5.38%	11/15/2036	865	810,972
Series 2016 A, Retirement Facility RB	5.50%	11/15/2046	1,250	1,156,388
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/2046	3,000	3,117,540
North East Texas Regional Mobility Authority;
Series 2016, Sr. Lien RB	5.00%	01/01/2036	3,400	3,664,078
Series 2016 A, Sr. Lien RB	5.00%	01/01/2041	6,750	7,248,217
Series 2016 A, Sr. Lien RB	5.00%	01/01/2046	5,000	5,357,500
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/2021	1,000	1,072,950
Series 2008, Ref. First Tier RB(b)(c)	6.00%	01/01/2018	1,755	1,832,448
Series 2008, Ref. First Tier RB	6.00%	01/01/2023	245	254,435
Series 2008, Ref. First Tier System RB(b)(c)	5.63%	01/01/2018	1,595	1,660,379
Series 2008, Ref. First Tier System RB(b)(c)	5.63%	01/01/2018	805	837,997
Series 2008, Ref. First Tier System RB(b)(c)	5.63%	01/01/2018	1,475	1,535,460
Series 2008, Ref. First Tier System RB(b)(c)	5.63%	01/01/2018	725	754,718
Series 2008, Ref. First Tier System RB	5.63%	01/01/2033	430	444,108
Series 2008, Ref. First Tier System RB (INS–AGC)(a)	5.63%	01/01/2033	220	227,218
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(g)	0.00%	01/01/2028	12,800	8,848,000
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(g)	0.00%	01/01/2029	2,165	1,433,035
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(g)	0.00%	01/01/2031	4,710	2,825,906
Series 2008 K-1, Ref. First Tier System RB(b)(c)	5.75%	01/01/2019	1,630	1,770,913
Series 2011, Ref. First Tier System RB	5.00%	01/01/2038	1,000	1,073,150
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds(b)(c)	5.13%	02/15/2019	1,000	1,080,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Pflugerville (City of);
Series 2009, Limited Tax GO Bonds(b)(c)	5.30%	08/01/2019	$860	$947,238
Series 2009, Limited Tax GO Ctfs.(b)(c)	5.38%	08/01/2019	755	832,939
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB(c)(e)(f)	7.25%	02/13/2020	4,000	4,143,920
Pottsboro Higher Education Funance Corp. (Imagine International Academy of North Texas, LLC); Series 2016 A, Education RB	5.00%	08/15/2046	1,000	951,650
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	850	947,665
Richardson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds(b)(c)	5.25%	02/15/2018	1,000	1,042,890
Rowlett (City of) (Bayside Public Improvement District North Improvement Area);
Series 2016, Special Assessment RB	5.38%	09/15/2030	650	624,007
Series 2016, Special Assessment RB	5.75%	09/15/2036	280	266,406
Sachse (City of);
Series 2009, Ref. & Improvement Limited Tax GO Bonds(b)(c)	5.25%	02/15/2019	390	422,312
Series 2009, Ref. & Improvement Limited Tax GO Bonds(b)(c)	5.25%	02/15/2019	105	113,721
Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS–AGC)(a)	5.25%	02/15/2031	5	5,351
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS–AGM)(a)	5.00%	10/01/2032	1,250	1,344,400
Series 2011, Special Project RB (INS–AGM)(a)	5.00%	10/01/2037	1,000	1,075,520
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB(b)(c)	6.13%	11/15/2019	2,000	2,260,340
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, Retirement Facility RB	5.75%	11/15/2037	345	347,460
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.);
Series 2007, Retirement Facility RB(b)	5.00%	11/15/2017	220	226,710
Series 2007, Retirement Facility RB	5.00%	11/15/2017	280	286,714
Series 2007, Retirement Facility RB(b)(c)	5.25%	11/15/2017	1,760	1,816,813
Series 2007, Retirement Facility RB	5.25%	11/15/2037	2,240	2,275,706
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/2025	2,200	2,214,014
Series 2007, Retirement Facility RB	5.75%	02/15/2029	1,500	1,506,735
Series 2017A, Retirement Facility RB	6.38%	02/15/2052	5,000	5,095,800
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health);
Series 2008, Ref. RB(b)(c)	6.50%	01/01/2019	875	961,573
Series 2008, Ref. RB (INS–AGC)(a)	5.75%	07/01/2018	1,190	1,232,852
Series 2008, Ref. RB (INS–AGC)(a)	6.50%	07/01/2037	3,375	3,630,319
Texas (State of) Department of Housing & Community Affairs; Series 1992 C-2, Regular Residual Interest Home Mortgage RB (CEP–GNMA)(f)(n)	12.68%	07/02/2024	125	131,580
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. CAB RB(g)	0.00%	08/15/2036	7,670	3,406,784
Series 2015 B, Ref. CAB RB(g)	0.00%	08/15/2037	9,995	4,196,001
Texas (State of) Transportation Commission; Series 2008, Mobility Fund Unlimited Tax GO Bonds(b)(c)(d)	5.00%	04/01/2018	3,650	3,816,258
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, First Tier CAB RB(b)(g)	0.00%	08/15/2027	30	22,721
Series 2002 A, First Tier CAB RB (INS–BHAC)(a)(g)	0.00%	08/15/2027	970	717,228
Texas A&M University System Board of Regents; Series 2009 A, Financing System RB(b)(c)	5.00%	05/15/2019	1,610	1,749,184
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	4,485	5,320,017
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2023	2,000	2,229,340
Series 2012, Gas Supply RB	5.00%	12/15/2028	6,310	6,826,473
Series 2012, Gas Supply RB	5.00%	12/15/2031	1,875	2,001,037
Series 2012, Gas Supply RB	5.00%	12/15/2032	3,865	4,112,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes); Series 2016, Sr. Lien RB(f)	5.00%	12/31/2045	$7,550	$7,987,749
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	5,460	6,178,045
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB(f)	7.00%	12/31/2038	3,475	3,958,129
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/2027	1,325	1,382,571
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center);
Series 2011, Hospital RB(b)(c)	5.13%	07/01/2021	1,655	1,914,537
Series 2011, Hospital RB(b)(c)	5.25%	07/01/2021	2,000	2,324,140
University of Houston; Series 2009, Ref. Consolidated RB(b)(c)	5.00%	02/15/2019	1,000	1,078,000
Victoria Independent School District; Series 2008, School Building Unlimited Tax GO Bonds(b)(c)	5.00%	02/15/2018	1,790	1,862,477
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. Lease RB (INS–AMBAC)(a)	5.38%	11/15/2024	1,300	1,312,428
				286,714,493

Utah–0.64%
Pleasant Grove (City of); Series 2008, Water RB (INS–AGM)(a)	5.25%	12/01/2033	710	752,799
Salt Lake City (City of); Series 2017 A, Airport RB(d)(f)	5.00%	07/01/2042	14,000	15,602,440
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/2038	600	609,960
Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB(b)(c)	5.00%	06/15/2018	1,050	1,106,017
				18,071,216

Vermont–0.16%
University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/2039	1,275	1,373,022
Vermont (State of) Economic Development Authority (Central Vermont Public Service Corp.); Series 2010, Recovery Zone Facility Bonds	5.00%	12/15/2020	1,250	1,401,588
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB(b)(c)	5.00%	06/01/2018	1,565	1,646,098
				4,420,708

Virgin Islands–0.29%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	3,600	3,011,796
Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	6,250	5,103,375
				8,115,171

Virginia–1.11%
Hampton Roads Sanitation District; Series 2008, Wastewater RB(b)(c)	5.00%	04/01/2018	2,000	2,091,660
Stafford (County of) Economic Development Authority (Mary Washington Healthcare Obligated Group); Series 2016, Ref. Hospital Facilities RB	5.00%	06/15/2036	1,000	1,092,380
Tobacco Settlement Financing Corp.; Series 2007 B-2, Sr. Tobacco Settlement RB	5.20%	06/01/2046	4,000	3,836,720
Virginia (State of) College Building Authority (Marymount University); Series 2015 A, Ref. Educational Facilities RB(e)	5.00%	07/01/2045	1,000	1,015,270
Virginia (State of) Public School Authority; Series 2008, Special Obligation School Financing RB(b)(c)	6.00%	12/01/2018	1,000	1,089,330
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(f)	5.00%	07/01/2027	4,465	4,742,678
Series 2012, Sr. Lien RB(f)	5.50%	01/01/2042	4,920	5,273,453
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB(f)	5.00%	07/01/2034	6,735	7,022,383
Series 2012, Sr. Lien RB(f)	5.00%	01/01/2040	2,535	2,607,425
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.50%	07/01/2029	2,000	2,172,940
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/2017	278	278,086
				31,222,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–2.80%
FYI Properties (Washington State District); Series 2009, Lease RB	5.50%	06/01/2039	$1,000	$1,080,460
Kalispel Tribe of Indians; Series 2008, RB	6.63%	01/01/2028	895	871,336
King (County of) Housing Authority (Egis Housing Program); Series 2007, Capital Fund Program RB(b)(c)(f)	5.30%	06/01/2017	1,025	1,036,214
King (County of) Public Hospital District No. 1; Series 2008 A, Limited Tax GO Bonds(b)(c)	5.25%	06/01/2018	3,575	3,773,806
Seattle (City of);
Series 2008, Drainage & Wastewater RB(b)(c)	5.00%	06/01/2018	2,450	2,578,282
Series 2008, Ref. & Improvement Municipal Light & Power RB(b)(c)	5.75%	04/01/2019	2,000	2,196,580
Tacoma (Port of); Series 2016 B, Ref. RB(d)(f)	5.00%	12/01/2043	21,525	23,966,366
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center);
Series 2011, RB	5.63%	01/01/2035	1,250	1,357,288
Series 2011, RB	6.00%	01/01/2031	1,500	1,663,800
Washington (State of) Health Care Facilities Authority (MultiCare Health System);
Series 2004 A, RB(b)(c)	5.25%	08/15/2018	1,000	1,063,280
Series 2008 B, RB(b)(c)	6.00%	08/15/2019	2,000	2,234,600
Washington (State of) Health Care Facilities Authority (Providence Health); Series 2006 D, RB (INS–AGM)(a)	5.25%	10/01/2033	5,000	5,294,550
Washington (State of) Higher Education Facilities Authority (Whitworth University);
Series 2009, Ref. RB(b)(c)	5.38%	10/01/2019	500	554,255
Series 2009, Ref. RB(b)(c)	5.63%	10/01/2019	1,500	1,672,320
Washington (State of) Housing Finance Commission (Bayview Manor Senior); Series 2016 A, Ref. RB(e)	5.00%	07/01/2046	1,000	982,110
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(e)	6.50%	07/01/2030	800	801,184
Series 2015 A, RB(e)	6.75%	07/01/2035	820	821,451
Washington (State of) Housing Finance Commission (Wesley Homes); Series 2008, Non-Profit CR RB(e)	6.00%	01/01/2027	1,100	1,147,685
Washington (State of);
Series 2007 B, Motor Vehicle Fuel Unlimited Tax GO Bonds(b)(c)	5.00%	07/01/2017	2,250	2,283,727
Series 2010 B, Motor Vehicle Fuel Unlimited Tax GO Bonds(b)(c)(d)	5.00%	08/01/2019	21,500	23,537,770
				78,917,064

West Virginia–0.22%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(f)	5.50%	10/15/2037	1,000	1,007,680
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB(b)(c)	5.85%	06/01/2017	250	253,353
Pleasants (County of) Commission (Allegheny Energy Supply Co., LLC Pleasants Station); Series 2007 F, Ref. PCR	5.25%	10/15/2037	1,125	1,065,262
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(e)(f)	6.75%	02/01/2026	4,035	3,886,149
				6,212,444

Wisconsin–1.78%
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(f)	5.38%	11/01/2021	2,000	2,050,120
Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services); Series 2007, Ref. RB	5.25%	05/01/2028	1,250	1,142,437
Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/2030	1,500	1,607,250
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB	5.00%	04/01/2034	750	784,988
Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.);
Series 2011 A, RB(b)(c)	5.50%	05/01/2021	2,000	2,332,280
Series 2011 A, RB(b)(c)	5.75%	05/01/2021	1,000	1,176,240
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group);
Series 2009, RB(b)(c)	6.38%	02/15/2019	500	552,135
Series 2009, RB(b)(c)	6.63%	02/15/2019	1,000	1,109,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Rogers Memorial Hospital Inc.); Series 2014, Ref. RB	5.00%	07/01/2044	$3,125	$3,297,531
Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(f)	5.30%	09/01/2023	1,350	1,366,497
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. Central District Development);
Series 2016, Lease Development RB	5.00%	03/01/2036	4,500	4,981,005
Series 2016, Lease Development RB	5.00%	03/01/2046	4,540	4,988,643
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center);
Series 2016 A, Ref. Hospital RB	5.00%	06/01/2032	2,000	2,217,020
Series 2016 A, Ref. Hospital RB	5.00%	06/01/2034	7,180	7,858,510
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.75%	04/01/2035	1,955	2,010,717
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB(e)	5.25%	12/01/2039	5,000	4,607,100
Wisconsin (State of);
Series 2009 A, General Fund Annual Appropriation RB(b)(c)	5.38%	05/01/2019	225	246,058
Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/2025	2,130	2,323,873
Series 2009 A, General Fund Annual Appropriation RB(b)(c)	5.63%	05/01/2019	475	522,001
Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/2028	4,525	4,953,925
				50,127,340

Wyoming–0.67%
Campbell (County of) (Basin Electric Power Cooperative); Series 2009 A, Solid Waste Facilities RB	5.75%	07/15/2039	4,000	4,353,120
Sublette (County of) (Exxonmobile); Series 2014, Ref. VRD PCR(l)	0.56%	10/01/2044	3,300	3,300,000
West Park Hospital District (West Park Hospital); Series 2011 A, RB	6.50%	06/01/2031	1,000	1,117,660
Wyoming (State of) Municipal Power Agency;
Series 2008 A, Power Supply RB(b)(c)	5.50%	01/01/2018	2,360	2,454,046
Series 2017 A, Ref. Power Supply RB (INS-BAM)(a)	5.00%	01/01/2047	7,000	7,793,520
				19,018,346
TOTAL INVESTMENTS(o)–109.17% (Cost $2,931,576,123)				3,076,360,550
FLOATING RATE NOTE OBLIGATIONS–(9.96)%
Notes with interest and fee rates ranging from 1.19% to 1.61% at 02/28/2017 and contractual maturities of collateral ranging from 05/15/2023 to 04/01/2056 (See Note 1J)(p)				(280,710,000)
OTHER ASSETS LESS LIABILITIES–0.79%				22,173,070
NET ASSETS–100.00%				$2,817,823,620

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CARS	– Convertible Auction Rate Security
CEP	– Credit Enhancement Provider
Connie Lee	– Connie Lee Insurance Co.
Conv.	– Convertible
COP	– Certificates of Participation
CR	– Custodial Receipts
Ctfs.	– Certificates
FHA	– Federal Housing Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds

INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco Municipal Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $115,502,122, which represented 4.10% of the Fund’s Net Assets.
(f)	Security subject to the alternative minimum tax.
(g)	Zero coupon bond issued at a discount.
(h)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2017 was $1,016,982, which represented less than 1% of the Fund’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(k)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $13,050,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(l)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $1,051,280, which represented less than 1% of the Fund’s Net Assets.
(o)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(p)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2017. At February 28, 2017, the Fund’s investments with a value of $452,946,376 are held by TOB Trusts and serve as collateral for the $280,710,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $2,931,576,123)	$3,076,360,550
Receivable for:
Investments sold	6,049,173
Fund shares sold	6,213,196
Interest	34,682,635
Fund expenses absorbed	13,832
Investment for trustee deferred compensation and retirement plans	364,467
Other assets	97,431
Total assets	3,123,781,284

Liabilities:
Floating rate note obligations	280,710,000
Payable for:
Investments purchased	4,328,783
Fund shares reacquired	4,442,556
Amount due custodian	12,041,441
Dividends	2,942,386
Accrued fees to affiliates	729,006
Accrued trustees’ and officers’ fees and benefits	7,056
Accrued other operating expenses	284,789
Trustee deferred compensation and retirement plans	471,647
Total liabilities	305,957,664
Net assets applicable to shares outstanding	$2,817,823,620

Net assets consist of:
Shares of beneficial interest	$2,811,368,205
Undistributed net investment income	4,599,102
Undistributed net realized gain (loss)	(142,928,114)
Net unrealized appreciation	144,784,427
$2,817,823,620

Net Assets:
Class A	$1,927,685,406
Class B	$6,404,366
Class C	$250,827,811
Class Y	$524,416,683
Investor Class	$108,489,354

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	145,778,467
Class B	485,398
Class C	19,059,088
Class Y	39,665,608
Investor Class	8,196,494
Class A:
Net asset value per share	$13.22
Maximum offering price per share
(Net asset value of $13.22 ÷ 95.75%)	$13.81
Class B:
Net asset value and offering price per share	$13.19
Class C:
Net asset value and offering price per share	$13.16
Class Y:
Net asset value and offering price per share	$13.22
Investor Class:
Net asset value and offering price per share	$13.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco Municipal Income Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$134,300,562
Other income	140,562
Total investment income	134,441,124

Expenses:
Advisory fees	12,895,046
Administrative services fees	535,301
Distribution fees:
Class A	4,841,717
Class B	83,909
Class C	2,345,068
Investor Class	150,207
Interest, facilities and maintenance fees	4,497,486
Transfer agent fees	1,958,217
Trustees’ and officers’ fees and benefits	52,470
Registration and filing fees	254,805
Reports to shareholders	298,860
Professional services fees	72,958
Other	251,323
Total expenses	28,237,367
Less: Expense offset arrangement(s)	(5,960)
Net expenses	28,231,407
Net investment income	106,209,717

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(27,772,719)
Change in net unrealized appreciation (depreciation) of investment securities	(85,137,686)
Net realized and unrealized gain (loss)	(112,910,405)
Net increase (decrease) in net assets resulting from operations	$(6,700,688)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$106,209,717	$100,774,545
Net realized gain (loss)	(27,772,719)	(156,411)
Change in net unrealized appreciation (depreciation)	(85,137,686)	(8,263,717)
Net increase (decrease) in net assets resulting from operations	(6,700,688)	92,354,417

Distributions to shareholders from net investment income:
Class A	(74,307,189)	(70,768,007)
Class B	(261,884)	(383,142)
Class C	(7,134,687)	(4,385,160)
Class Y	(21,065,201)	(18,916,665)
Investor Class	(4,525,437)	(5,000,414)
Total distributions from net investment income	(107,294,398)	(99,453,388)

Share transactions–net:
Class A	238,401,294	110,973,365
Class B	(2,938,162)	(3,154,220)
Class C	105,781,907	43,409,027
Class Y	95,728,295	23,941,589
Investor Class	(2,158,788)	(2,115,600)
Net increase in net assets resulting from share transactions	434,814,546	173,054,161
Net increase in net assets	320,819,460	165,955,190

Net assets:
Beginning of year	2,497,004,160	2,331,048,970
End of year (includes undistributed net investment income of $4,599,102 and $9,182,070, respectively)	$2,817,823,620	$2,497,004,160

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

41                         Invesco Municipal Income Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

42                         Invesco Municipal Income Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

“Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.”

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

43                         Invesco Municipal Income Fund

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit annual fund expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.50%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Investor Class shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A and Investor Class average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A and Investor Class shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $683,137 in front-end sales commissions from the sale of Class A shares and $102,584, $1,078 and $13,447 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

44                         Invesco Municipal Income Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities purchases of $230,917,953 and securities sales of $233,865,720, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,960.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2017 were $269,236,250 and 1.55%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income — tax-exempt	$107,294,398	$99,453,388

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$1,582,690
Undistributed appreciation — investments	146,888,001
Temporary book/tax differences	(459,547)
Capital loss carryforward	(141,555,729)
Shares of beneficial interest	2,811,368,205
Total net assets	$2,817,823,620

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to book to tax accretion and amortization differences, wash sales, defaulted bonds and TOBs.

45                         Invesco Municipal Income Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$22,264,986	$—	$22,264,986
February 28, 2019	21,329,984	—	21,329,984
Not subject to expiration	50,468,860	47,491,899	97,960,759
	$94,063,830	$47,491,899	$141,555,729

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $1,220,416,437 and $743,559,847, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$187,434,944
Aggregate unrealized (depreciation) of investment securities	(40,546,943)
Net unrealized appreciation of investment securities	$146,888,001

Cost of investments for tax purposes is $2,929,472,549.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2017, undistributed net investment income was decreased by $3,498,287, undistributed net realized gain (loss) was increased by $100,994,717 and shares of beneficial interest was decreased by $97,496,430. This reclassification had no effect on the net assets of the Fund.

46                         Invesco Municipal Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	39,126,715	$536,294,688	19,363,432	$263,536,124
Class B	21,069	286,764	23,116	314,138
Class C	14,007,578	191,898,189	5,125,004	69,474,989
Class Y	19,136,111	260,725,438	5,313,033	72,317,369
Investor Class	414,860	5,703,159	370,105	5,048,365

Issued as reinvestment of dividends:
Class A	3,487,201	47,496,666	3,409,152	46,352,441
Class B	12,086	164,704	17,329	235,050
Class C	382,878	5,183,627	221,121	2,993,832
Class Y	831,075	11,310,159	799,831	10,873,502
Investor Class	239,700	3,270,862	271,854	3,698,643

Automatic conversion of Class B shares to Class A shares:
Class A	145,165	1,957,823	118,246	1,607,552
Class B	(145,498)	(1,957,823)	(118,507)	(1,607,552)

Reacquired:
Class A	(25,879,451)	(347,347,883)	(14,764,371)	(200,522,752)
Class B	(105,903)	(1,431,807)	(154,756)	(2,095,856)
Class C	(6,823,044)	(91,299,909)	(2,148,712)	(29,059,794)
Class Y	(13,141,564)	(176,307,302)	(4,370,640)	(59,249,282)
Investor Class	(821,763)	(11,132,809)	(798,418)	(10,862,608)
Net increase in share activity	30,887,215	$434,814,546	12,676,819	$173,054,161

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

47                         Invesco Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$13.70	$0.52	$(0.47)	$0.05	$(0.53)	$13.22	0.28%	$1,927,685	0.99	%(d)	0.99	%(d)	0.83	(d)	3.79	%(d)	25%
Year ended 02/29/16	13.75	0.59	(0.06)	0.53	(0.58)	13.70	3.94	1,766,102	0.93		0.93		0.85		4.29		12
Year ended 02/28/15	13.25	0.58	0.49	1.07	(0.57)	13.75	8.20	1,660,106	0.93		0.93		0.87		4.24		10
Year ended 02/28/14	13.99	0.58	(0.76)	(0.18)	(0.56)	13.25	(1.16)	1,567,766	0.90		0.90		0.81		4.42		8
Year ended 02/28/13	13.69	0.58	0.30	0.88	(0.58)	13.99	6.56	1,543,852	0.87		0.87		0.81		4.20		11
Class B
Year ended 02/28/17	13.67	0.41	(0.47)	(0.06)	(0.42)	13.19	(0.48)	6,404	1.74	(d)	1.74	(d)	1.58	(d)	3.04	(d)	25
Year ended 02/29/16	13.71	0.48	(0.05)	0.43	(0.47)	13.67	3.24	9,619	1.68		1.68		1.60		3.54		12
Year ended 02/28/15	13.22	0.48	0.48	0.96	(0.47)	13.71	7.33	12,843	1.68		1.68		1.62		3.49		10
Year ended 02/28/14	13.97	0.48	(0.77)	(0.29)	(0.46)	13.22	(1.99)	15,617	1.65		1.65		1.56		3.67		8
Year ended 02/28/13	13.66	0.48	0.31	0.79	(0.48)	13.97	5.85	19,985	1.62		1.62		1.56		3.45		11
Class C
Year ended 02/28/17	13.64	0.41	(0.47)	(0.06)	(0.42)	13.16	(0.48)	250,828	1.74	(d)	1.74	(d)	1.58	(d)	3.04	(d)	25
Year ended 02/29/16	13.68	0.48	(0.05)	0.43	(0.47)	13.64	3.24	156,712	1.68		1.68		1.60		3.54		12
Year ended 02/28/15	13.19	0.48	0.48	0.96	(0.47)	13.68	7.34	113,479	1.68		1.68		1.62		3.49		10
Year ended 02/28/14	13.94	0.48	(0.77)	(0.29)	(0.46)	13.19	(2.00)	94,658	1.65		1.65		1.56		3.67		8
Year ended 02/28/13	13.64	0.48	0.30	0.78	(0.48)	13.94	5.77	79,577	1.62		1.62		1.56		3.45		11
Class Y
Year ended 02/28/17	13.70	0.55	(0.47)	0.08	(0.56)	13.22	0.54	524,417	0.74	(d)	0.74	(d)	0.58	(d)	4.04	(d)	25
Year ended 02/29/16	13.74	0.62	(0.05)	0.57	(0.61)	13.70	4.27	449,882	0.68		0.68		0.60		4.54		12
Year ended 02/28/15	13.25	0.61	0.48	1.09	(0.60)	13.74	8.39	427,397	0.68		0.68		0.62		4.49		10
Year ended 02/28/14	13.98	0.62	(0.75)	(0.13)	(0.60)	13.25	(0.84)	411,718	0.65		0.65		0.56		4.67		8
Year ended 02/28/13	13.68	0.62	0.30	0.92	(0.62)	13.98	6.82	462,658	0.62		0.62		0.56		4.45		11
Investor Class
Year ended 02/28/17	13.71	0.53	(0.46)	0.07	(0.54)	13.24	0.47 (e)	108,489	0.87	(d)(e)	0.87	(d)(e)	0.71	(d)(e)	3.91	(d)(e)	25
Year ended 02/29/16	13.76	0.60	(0.06)	0.54	(0.59)	13.71	4.06 (e)	114,690	0.82	(e)	0.82	(e)	0.74	(e)	4.40	(e)	12
Year ended 02/28/15	13.26	0.59	0.49	1.08	(0.58)	13.76	8.31 (e)	117,224	0.81	(e)	0.81	(e)	0.75	(e)	4.36	(e)	10
Year ended 02/28/14(f)	13.14	0.37	0.11	0.48	(0.36)	13.26	3.75	112,322	0.82	(g)	0.82	(g)	0.73	(g)	4.50	(g)	8

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2014, the portfolio turnover calculation excludes securities purchased of $477,613,840 and sold of $105,913,153 in effort to realign the Fund’s portfolio after the reorganization of lnvesco Municipal Bond Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,936,687, $8,391, $234,507, $516,171 and $114,255 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ration of net investment income to average net assets reflect actual 12b-1 fees of 0.13%, 0.14% and 0.13% for the years ended February 28, 2017, February 29, 2016 and February 28, 2015, respectively.
(f)	Commencement date of July 15, 2013.
(g)	Annualized.

NOTE 13—Subsequent Event

Effective April 4, 2017, the Fund began offering Class R6 shares.

48                         Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of the Invesco Municipal Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Municipal Income Fund (one of the portfolios constituting the AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

49                         Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$963.80	$5.11	$1,019.59	$5.26	1.05%
B	1,000.00	960.10	8.75	1,015.87	9.00	1.80
C	1,000.00	959.90	8.75	1,015.87	9.00	1.80
Y	1,000.00	965.10	3.90	1,020.83	4.01	0.80
Investor	1,000.00	964.40	4.38	1,020.33	4.51	0.90

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

50                         Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

51                         Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Municipal Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                                 Invesco Distributors, Inc.                                              VK-MINC-AR-1                               04242017      0920

Annual Report to Shareholders	February 28, 2017

Invesco New York Tax Free Income Fund Nasdaq: A: VNYAX ∎ B: VBNYX ∎ C: VNYCX ∎ Y: VNYYX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period.

While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco New York Tax Free Income Fund

Bruce Crockett	Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco New York Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco New York Tax Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond New York 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.44%
Class B Shares	-0.50
Class C Shares	-1.26
Class Y Shares	-0.26
S&P Municipal Bond Index▼ (Broad Market Index)	0.76
S&P Municipal Bond New York 5+ Year Investment Grade Index▼ (Style-Specific Index)	0.22
Lipper New York Municipal Debt Funds Index∎ (Peer Group Index)	1.17
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

New York benefits from a broad-based and well-diversified economy, with a median household income higher than the US national median. New York’s economy is subject to volatility due to the significance of the financial services industry to its economic base. New York’s gross domestic product, the value of all goods and services produced in the state, rose 2.6% to $1.44 trillion in 2016, the third-highest in the US.1 At the close of calendar year 2016, the state’s unemployment rate was slightly higher than the national rate. New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding growth in spending. Although New York’s financial performance was strained during the 2007-2009 recession, its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. New York’s current financial position is sound. For the state’s fiscal year ended March 31, 2016, total revenue rose 3.1% to $146.4 billion.2 Wealth levels remained robust with per capita income and the value of owner-occupied housing both higher than the nation at large. New York’s pension liabilities were well funded compared to other states.

Municipal securities performed well for most of 2016, as they did the prior year. The reporting period ended on a mixed note, however; municipals sold off following the US presidential election, but recovered at the start of 2017. Particularly in the first half of 2016, municipal securities benefited from technical factors, including strong demand and low supply. For the reporting period as a whole, flows into the asset class were uncharacteristically strong as the US Federal Reserve (the Fed) remained accommodative.

The US municipal bond market was one of the few sectors that exhibited relative stability following the June 2016 Brexit referendum, in which UK voters opted to leave the European Union. Beginning in August 2016, issuance rose significantly; indeed, August issuance totaled $45.7 billion, the highest level in 30 years.3 In September, the market posted its first negative monthly performance since June 2015.4 Overall, demand for municipals remained solid in the third quarter of 2016 and flows into the asset class were strong across all sectors of the municipal market. The close of the third quarter marked the 52nd consecutive week of positive flows into municipal bond mutual funds.5

Following the outcome of the US presidential election, US Treasuries sold off significantly, and municipals followed. Uncertainty about how tax reform might potentially affect municipal investors contributed to the sell-off. As a result, municipals retraced most of 2016’s positive performance. In December 2016, the Fed raised interest rates by a quarter point – its only increase during the reporting period.2 In the first two months of 2017, municipals regained much of the ground they lost in the post-election sell-off, and flows into the asset class turned positive once again. At the close of the reporting period, we believed the municipal bond market remained strong. Defaults and downgrades were muted, but it will take time to decipher the priorities and policies of the new administration, some of which may affect the municipal market.

Security selection in pre-refunded bonds contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s overweight allocation to revenue bonds compared to general obligation bonds benefited relative performance. On a sector level, bond selection in and overweight allocation to the tobacco and hospital sectors benefited the Fund’s relative performance.

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	84.1%
Pre-Refunded Bonds	11.5
Other	2.6
General Obligation Bonds	1.8

Top Five Debt Holdings
	% of total net assets

1.	MTA Hudson Rail Yards Trust Obligations; Series 2016 A	3.1%

2.	Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A	3.1

3.	New York City Housing Development Corp. (Monteflore Medical Center); Series 1993 A	2.4

4.	Sales Tax Asset Receivable Corp.; Series 2014 A	1.9

5.	Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A	1.9

Total Net Assets	$171.0 million

Total Number of Holdings	179

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2017.

4	Invesco New York Tax Free Income Fund

    Security selection in and overweight exposure to the lowest tier of investment grade bonds had a negative effect on relative performance versus the Fund’s style-specific benchmark. Another detractor from relative performance over the reporting period was the Fund’s underweight exposure to Puerto Rico, specifically Puerto Rico COFINA bonds. COFINA, or the Puerto Rico Sales Tax Financing Corporation, is a government-owned corporation that issues government bonds to pay and refinance the commonwealth’s public debt. This underweight exposure detracted from relative Fund performance as these bonds saw their prices appreciate following enactment into law of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) in June 2016. PROMESA addressed the fiscal crisis in Puerto Rico and prevents a taxpayer bailout for the island. During the latter half of 2016, the Fund’s security selection in US territory bonds, such as those from Guam and the US Virgin Islands, detracted from relative performance as the market began to focus on the potential fiscal pitfalls of these territories.

    During the reporting period, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco New York Tax Free Income Fund and for sharing our long-term investment horizon.

1 Source:	Bureau of Economic Analysis
2 Source:	US Federal Reserve
3 Source:	The Bond Buyer
4 Source:	Standard & Poor’s
5 Source:	Barclays

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for Invesco’s
Municipal Bond Team, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined
Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined
Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco New York Tax
Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined
Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5	Invesco New York Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco New York Tax Free Income Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (7/29/94)	4.88%
10 Years	3.12
5 Years	2.01
1 Year	-4.67

Class B Shares
Inception (7/29/94)	4.81%
10 Years	3.53
5 Years	2.56
1 Year	-5.31

Class C Shares
Inception (7/29/94)	4.31%
10 Years	2.80
5 Years	2.14
1 Year	-2.22

Class Y Shares
10 Years	3.73%
5 Years	3.16
1 Year	-0.26

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen New York Tax-Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund (renamed Invesco New York Tax Free Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco New York Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/29/94)	4.87%
10 Years	3.13
5 Years	2.47
1 Year	-4.74

Class B Shares
Inception (7/29/94)	4.80%
10 Years	3.53
5 Years	3.08
1 Year	-5.30

Class C Shares
Inception (7/29/94)	4.30%
10 Years	2.81
5 Years	2.60
1 Year	-2.21

Class Y Shares
10 Years	3.74%
5 Years	3.63
1 Year	-0.25

principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.00%, 1.00%, 1.75% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco New York Tax Free Income Fund

Invesco New York Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎

Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s

8                Invesco New York Tax Free Income Fund

securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	New York and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund that does not focus its investments in such issuers. As with New York municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counter-party risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment-grade, New York-issued US municipals with maturities equal to or greater than five years.
∎	The Lipper New York Municipal Debt Funds Index is an unmanaged index considered representative of New York municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9	Invesco New York Tax Free Income Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–110.23%*
New York–105.05%
Albany (City of) Industrial Development Agency (Albany Law School University); Series 2007 A, Civic Facility RB	5.00%	07/01/2031	$1,000	$1,009,450
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 D, Civic Facility RB(a)(b)	5.75%	11/15/2017	400	414,368
Albany (County of) Airport Authority; Series 2010 A, Ref. RB (INS–AGM)(c)	5.00%	12/15/2025	500	552,015
Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB(a)(b)	6.25%	11/15/2020	1,000	1,179,980
Battery Park City Authority; Series 2009 B, Sr. RB	5.00%	11/01/2034	500	547,915
Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB	5.25%	11/01/2036	490	532,968
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(d)	0.00%	07/15/2034	3,685	1,766,626
Series 2009, PILOT RB(a)(b)	6.25%	01/15/2020	685	784,017
Series 2009, PILOT RB(a)(b)	6.38%	01/15/2020	475	545,338
Series 2016 A, PILOT Ref. RB(e)	5.00%	07/15/2042	4,795	5,246,497
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System); Series 2015, RB	5.25%	07/01/2035	1,000	1,096,780
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,081,761
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/2033	500	514,020
Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2041	915	980,066
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Solid Waste Disposal RB(f)(g)	5.00%	01/01/2035	1,100	1,157,915
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB	5.00%	08/01/2032	350	382,963
Series 2012, RB	5.00%	08/01/2042	1,750	1,901,147
Build NYC Resource Corp.; Series 2015, RB	5.00%	07/01/2045	1,160	1,277,833
Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2014 A, RB	5.00%	07/01/2044	600	641,358
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/2033	1,000	1,000,630
Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A, School Facility RB(e)	5.25%	05/01/2030	2,850	3,194,879
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,375	1,331,825
Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB	5.75%	07/01/2039	1,340	1,438,731
Hudson Yards Infrastructure Corp.; Series 2011 A, RB	5.75%	02/15/2047	1,400	1,592,738
Livingston (County of) Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, Civic Facility RB	6.00%	07/01/2030	1,000	1,000,030
Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS–AGM)(c)(d)	0.00%	06/01/2018	2,000	1,970,280
Series 2008 A, Electric System General RB(a)(b)	5.50%	05/01/2019	355	389,201
Series 2016 B, Ref. RB	5.00%	09/01/2036	655	736,705
Metropolitan Transportation Authority;
Series 2002 G-1H, Ref. Floating RB(a)(h)	1.34%	02/01/2022	1,000	993,030
Series 2009 B, Dedicated Tax Fund RB(a)(b)	5.25%	11/15/2019	615	683,702
Series 2009 B, Dedicated Tax Fund RB	5.00%	11/15/2034	1,500	1,640,445
Series 2012 H, RB	5.00%	11/15/2030	750	867,450
Series 2013 E, RB	5.00%	11/15/2030	1,000	1,143,800
Subseries 2014 D-1, Transportation RB	5.25%	11/15/2044	800	919,536
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB	5.50%	10/01/2041	370	403,748
Monroe County Industrial Development Corp. (University of Rochester);
Series 2011 A, RB	5.00%	07/01/2036	875	968,826
Series 2015 A, Ref. RB	5.00%	07/01/2033	785	908,857
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB(e)	5.00%	11/15/2051	4,905	5,268,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	$180	$178,807
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/2049	65	10,861
Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB	5.00%	07/01/2027	930	1,031,072
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association); Series 2012, Ref. RB	5.00%	07/01/2037	750	799,823
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	1,000	999,970
Series 2006 A-3, Sr. Asset-Backed RB	5.00%	06/01/2035	750	731,618
Series 2006 A-3, Sr. Asset-Backed RB	5.13%	06/01/2046	615	589,865
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, Special Obligation RB (INS–NATL)(c)(f)	5.75%	12/01/2022	2,000	2,029,360
Series 2010, Special Obligation RB	6.00%	12/01/2042	860	968,119
New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(c)	5.25%	11/01/2037	1,300	1,334,281
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS–AMBAC)(c)	5.00%	01/01/2036	1,140	1,142,542
New York (City of) Municipal Water Finance Authority;
Series 2009 FF-2, Water & Sewer System RB	5.50%	06/15/2040	2,000	2,187,480
Series 2017 DD, Water & Sewer System RB(e)	5.25%	06/15/2047	2,250	2,624,873
Subseries 2011 A-1, VRD Water & Sewer System RB(i)	0.57%	06/15/2044	750	750,000
New York (City of) Transitional Finance Authority;
Series 2009 S-1, Building Aid RB	5.50%	07/15/2038	500	528,255
Series 2009 S-2, Building Aid RB	6.00%	07/15/2033	850	906,245
Series 2009 S-3, Building Aid RB(e)	5.25%	01/15/2027	1,310	1,405,669
Series 2009 S-3, Building Aid RB(e)	5.25%	01/15/2039	1,000	1,069,130
Series 2009 S-5, Building Aid RB	5.00%	01/15/2031	595	635,722
Subseries 2009 A-1, Future Tax Sec. RB(e)	5.00%	05/01/2028	755	817,144
Subseries 2009 A-1, Future Tax Sec. RB(e)	5.00%	05/01/2029	605	654,525
Subseries 2009 A-1, Future Tax Sec. RB(e)	5.00%	05/01/2030	605	653,527
Subseries 2011 E, Future Tax Sec. RB	5.00%	11/01/2024	660	756,228
New York (City of) Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,111,370
New York (City of) Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/2039	850	921,527
New York (City of) Trust for Cultural Resources (The Museum of Modern Art); Series 2008 1A, Ref. RB(a)(b)	5.00%	10/01/2018	800	852,496
New York (City of);
Series 2008, Unlimited Tax GO Bonds(a)(b)	5.50%	11/15/2018	1,750	1,888,145
Series 2016 B-1, Unlimited Tax GO Bonds	5.00%	12/01/2041	1,000	1,142,590
Subseries 2008 G-1, Unlimited Tax GO Bonds(a)(b)	6.25%	12/15/2018	390	427,382
Subseries 2008 G-1, Unlimited Tax GO Bonds	6.25%	12/15/2035	10	10,911
Subseries 2008 I-1, Unlimited Tax GO Bonds(a)(b)	5.00%	02/01/2018	245	254,562
Subseries 2008 I-1, Unlimited Tax GO Bonds	5.00%	02/01/2025	160	165,997
New York (Counties of) Tobacco Trust V; Series 2005 S-1, Sub. Pass Through CAB RB(d)	0.00%	06/01/2038	1,685	474,547
New York (Counties of) Tobacco Trust VI; Subseries 2016 A-2A, Ref. Tobacco Settlement Pass Through RB	5.00%	06/01/2045	815	870,730
New York (State of) Dormitory Authority (Brooklyn Law School);
Series 2009, Ref. RB	5.75%	07/01/2033	660	710,978
Series 2012 A, RB	5.00%	07/01/2026	1,000	1,111,040
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(c)	5.50%	05/15/2027	710	879,797
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(c)	5.50%	05/15/2030	750	952,575
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(c)	5.50%	05/15/2031	555	710,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Columbia University); Series 2011 A, RB	5.00%	10/01/2041	$1,685	$1,885,987
New York (State of) Dormitory Authority (Education); Series 2008 B, State Personal Income Tax RB	5.75%	03/15/2036	1,000	1,090,540
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS–NATL)(c)	5.25%	07/01/2028	935	1,079,467
New York (State of) Dormitory Authority (Fordham University);
Series 2008 B, RB(a)(b)	5.00%	07/01/2018	500	528,170
Series 2011 A, RB	5.13%	07/01/2029	500	570,030
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015, Ref. RB	5.00%	07/01/2045	1,165	1,257,163
New York (State of) Dormitory Authority (Manhattan College); Series 2007 A, RB (INS–AGC)(c)	5.00%	07/01/2041	1,150	1,164,444
New York (State of) Dormitory Authority (Marymount Manhattan College); Series 2009, RB	5.25%	07/01/2029	1,000	1,070,170
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS–NATL)(c)	5.50%	07/01/2023	1,250	1,486,800
New York (State of) Dormitory Authority (Mental Health Services);
Series 2007, Mental Health Services Facilities Improvement RB (INS–AGM)(c)	5.00%	02/15/2027	100	100,369
Series 2008 C, Mental Health Services Facilities Improvement RB (INS–AGM)(c)(f)	5.25%	02/15/2028	1,775	1,870,885
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/2031	875	946,820
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB(a)(b)	5.13%	07/01/2019	1,250	1,367,812
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB(a)(b)	6.00%	07/01/2020	1,500	1,735,125
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS–BHAC)(c)	5.50%	07/01/2031	1,070	1,334,568
New York (State of) Dormitory Authority (North Shore — Long Island Jewish Obligated Group); Series 2009 A, RB(a)(b)	5.50%	05/01/2019	1,250	1,371,000
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB(g)	5.00%	12/01/2045	425	451,541
Series 2017, Ref. RB(g)	5.00%	12/01/2036	900	964,107
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB(a)(b)	5.00%	05/01/2023	20	23,656
Series 2013 A, RB	5.00%	05/01/2029	980	1,045,327
New York (State of) Dormitory Authority (Pratt Institute);
Series 2015 A, Ref. RB	5.00%	07/01/2044	925	1,007,232
Series 2016, Ref. RB	5.00%	07/01/2039	500	561,845
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, RB	5.00%	07/01/2040	1,250	1,373,587
New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/2041	775	858,530
New York (State of) Dormitory Authority (Sales Tax); Series 2014 A, State Supported Debt RB	5.00%	03/15/2044	1,040	1,169,116
New York (State of) Dormitory Authority (School Districts Financing Program);
Series 2008 C, RB(a)(b)	7.50%	10/01/2018	2,000	2,207,940
Series 2008 D, RB(a)(b)	5.75%	10/01/2018	500	538,355
New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB	5.00%	07/01/2030	1,220	1,383,346
New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/2035	500	527,185
New York (State of) Dormitory Authority (State University of New York); Series 2013 A, RB	5.00%	07/01/2029	1,185	1,348,400
New York (State of) Dormitory Authority (The New School);
Series 2010, RB(a)(b)	5.50%	07/01/2020	1,245	1,419,823
Series 2011, Ref. RB	5.00%	07/01/2031	750	826,515
New York (State of) Dormitory Authority (Touro College and University System);
Series 2014 A, RB	5.50%	01/01/2039	630	679,102
Series 2014 A, RB	5.50%	01/01/2044	700	753,186
New York (State of) Dormitory Authority;
Series 2009 C, School Districts Bond Financing Program RB(a)(b)	5.00%	10/01/2019	1,385	1,524,677
Series 2009 C, School Districts Bond Financing Program RB (INS–AGC)(c)	5.00%	10/01/2024	115	124,870
Series 2016 A, Ref. School Districts Bond Financing Program RB	5.00%	10/01/2033	600	686,448
New York (State of) Energy Research & Development Authority (Consolidated Edison Co.);
Series 2004 A-1, Facilities RB (INS–SGI)(c)(f)(h)	1.14%	01/01/2039	1,000	920,000
Subseries 1999 A-1, Facilities RB (INS–AMBAC)(c)(f)(h)	1.14%	05/01/2034	1,000	920,000
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/2038	730	818,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Thruway Authority;
Series 2008 B, Second General Highway & Bridge Trust Fund RB(a)(b)	5.00%	10/01/2018	$500	$532,565
Series 2009 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/2029	500	540,160
Series 2014 J, RB	5.00%	01/01/2034	1,620	1,809,443
Series 2016 A, Jr. Lien General RB	5.25%	01/01/2056	1,300	1,469,429
New York City Housing Development Corp. (Monteflore Medical Center); Series 1993 A, VRD Residential Special Obligation RB (LOC-JPMorgan Chase Bank, N.A.)(i)(j)	0.64%	05/01/2030	4,080	4,080,000
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	1,500	1,701,390
Series 2016, Sub. Lien CAB RB(d)	0.00%	11/15/2044	3,270	972,727
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB(g)	5.00%	11/15/2044	1,505	1,577,782
Series 2014, Class 3, Ref. Liberty RB(g)	7.25%	11/15/2044	415	490,874
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. Liberty RB	5.00%	11/15/2031	875	976,246
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/2043	1,410	1,567,666
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/2049	1,215	1,324,314
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/2037	855	1,058,473
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/2006; Cost $636,422)(g)(k)	6.13%	02/15/2019	750	8
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/2031	1,430	1,610,752
New York State Environmental Facilities Corp. (Pooled Financing Program) ; Series 2005 B, State Clean Water & Drinking Water Revolving Funds RB(b)	5.50%	04/15/2035	310	415,884
New York State Urban Development Corp.; Series 2008 B, Ref. Service Contract RB	5.25%	01/01/2024	750	792,578
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB(f)	5.00%	08/01/2026	1,070	1,127,074
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, Special Facilities RB(e)(f)	5.00%	07/01/2046	1,750	1,842,540
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2014 A, Ref. RB(f)	5.00%	04/01/2029	725	797,181
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. Asset Backed RB	5.25%	05/15/2040	275	301,392
North Syracuse Central School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.00%	06/15/2023	935	1,098,475
Oneida (County of) Industrial Development Agency (St. Elizabeth Medical Center Facility); Series 1999 A, Civic Facility RB	5.88%	12/01/2029	995	996,303
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.38%	07/01/2040	1,065	1,136,067
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB(a)(b)	5.13%	07/01/2019	750	820,320
Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB	5.00%	10/01/2045	565	579,826
Rensselaer (County of) Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC–JPMorgan Chase Bank, N.A.)(f)(j)	5.38%	12/01/2036	1,000	1,001,630
Rockland Tobacco Asset Securitization Corp.; Series 2005 A, First Sub. Tobacco Settlement Asset-Backed RB(d)	0.00%	08/15/2045	4,000	548,280
Sales Tax Asset Receivable Corp.; Series 2014 A, Ref. RB(e)	5.00%	10/15/2031	2,765	3,240,331
Saratoga (County of) Water Authority; Series 2016, Ref. Water System RB	4.00%	09/01/2048	1,250	1,316,387
St. Lawrence (County of) Industrial Development Agency (Lawrence University); Series 2016 A, Ref. Civil Development Corp. RB	4.00%	07/01/2043	1,000	1,020,300
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(g)	5.38%	01/01/2027	965	965,125
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/2040	465	503,874
Suffolk Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	450,499
Syracuse (City of) Industrial Development Agency (Carousel Center); Series 2016 A, Ref. PILOT RB(f)	5.00%	01/01/2034	1,080	1,178,194
Syracuse (City of); Series 2011 A, Airport Terminal Security & Access Improvement Unlimited Tax GO Bonds(f)	5.00%	11/01/2036	1,000	1,052,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/2032	$1,250	$1,267,612
Tompkins (County of) Industrial Development Agency (Cornell University); Series 2008 A, Civic Facility RB	5.00%	07/01/2037	250	276,688
Triborough Bridge & Tunnel Authority;
Series 2008 A, General Purpose RB(a)(b)	4.75%	05/15/2018	200	209,622
Series 2013 C, RB(e)	5.00%	11/15/2038	2,790	3,154,709
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB	5.00%	09/01/2030	1,250	1,376,575
TSASC, Inc.; Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2036	1,345	1,480,979
Ulster (County of) Resource Recovery Agency; Series 2002, Ref. RB (INS–AMBAC)(c)	5.25%	03/01/2018	200	200,784
United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/2025	1,000	1,079,990
Series 2009 A, Ref. RB	5.00%	07/01/2026	810	873,626
Westchester Local Development Corp. (Westchester Medical Center Obligated Group); Series 2016, Ref. RB	5.00%	11/01/2046	1,000	1,057,600
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. Sub. RB	5.13%	06/01/2051	1,295	1,305,179
Western Nassau (County of) Water Authority Series 2015 A, RB	5.00%	04/01/2045	1,000	1,105,620
Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, Educational RB	6.25%	10/15/2040	1,000	1,045,680
				179,680,261

Guam–3.95%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB(a)(b)	5.63%	12/01/2019	135	151,111
Series 2009 A, Limited Obligation RB(a)(b)	5.75%	12/01/2019	1,250	1,403,400
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2034	750	803,167
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2046	750	800,062
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/2040	450	472,356
Series 2012 A, Ref. RB	5.00%	10/01/2034	610	635,925
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB	5.63%	07/01/2040	740	784,592
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	325	357,195
Guam (Territory of);
Series 2011 A, Business Privilege Tax RB	5.25%	01/01/2036	550	574,052
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2039	750	777,832
				6,759,692

Virgin Islands–1.23%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(f)	5.00%	09/01/2029	665	712,215
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	700	546,909
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB(g)	5.00%	09/01/2030	770	837,221
				2,096,345
TOTAL INVESTMENTS(l)–110.23% (Cost $179,985,898)				188,536,298
FLOATING RATE NOTE OBLIGATIONS–(10.41)%
Notes with interest and fee rates ranging from 1.19% to 1.28% at 02/28/2017 and contractual maturities of collateral ranging from 01/15/2027 to 11/15/2051 (See Note 1J)(m)				(17,815,000)
OTHER ASSETS LESS LIABILITIES–0.18%				312,670
NET ASSETS–100.00%				$171,033,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco New York Tax Free Income Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PILOT	– Payment-in-Lieu-of-Tax
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Zero coupon bond issued at a discount.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(f)	Security subject to the alternative minimum tax.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $6,444,573, which represented 3.77% of the Fund’s Net Assets.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(i)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2017 represented less than 1% of the Fund’s Net Assets.
(l)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2017. At February 28, 2017, the Fund’s investments with a value of $29,171,990 are held by TOB Trusts and serve as collateral for the $17,815,000 in the floating rate note obligations outstanding at that date.
*	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco New York Tax Free Income Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $179,985,898)	$188,536,298
Receivable for:
Fund shares sold	153,973
Interest	1,995,226
Investment for trustee deferred compensation and retirement plans	39,403
Other assets	16,298
Total assets	190,741,198

Liabilities:
Floating rate note obligations	17,815,000
Payable for:
Fund shares reacquired	505,689
Amount due custodian	1,011,351
Dividends	145,823
Accrued fees to affiliates	62,929
Accrued trustees’ and officers’ fees and benefits	3,029
Accrued other operating expenses	68,764
Trustee deferred compensation and retirement plans	94,645
Total liabilities	19,707,230
Net assets applicable to shares outstanding	$171,033,968

Net assets consist of:
Shares of beneficial interest	$173,882,243
Undistributed net investment income	202,057
Undistributed net realized gain (loss)	(11,600,732)
Net unrealized appreciation	8,550,400
$171,033,968

Net Assets:
Class A	$124,150,132
Class B	$1,082,020
Class C	$27,856,041
Class Y	$17,945,775

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	8,052,320
Class B	70,038
Class C	1,808,671
Class Y	1,165,145
Class A:
Net asset value per share	$15.42
Maximum offering price per share
(Net asset value of $15.42 ÷ 95.75%)	$16.10
Class B:
Net asset value and offering price per share	$15.45
Class C:
Net asset value and offering price per share	$15.40
Class Y:
Net asset value and offering price per share	$15.40

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco New York Tax Free Income Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$7,792,419
Other income	31,908
Total investment income	7,824,327

Expenses:
Advisory fees	849,152
Administrative services fees	50,000
Distribution fees:
Class A	332,323
Class B	3,621
Class C	284,744
Interest, facilities and maintenance fees	259,217
Transfer agent fees	122,965
Trustees’ and officers’ fees and benefits	20,103
Registration and filing fees	51,768
Reports to shareholders	34,479
Professional services fees	57,890
Taxes	50,029
Other	24,817
Total expenses	2,141,108
Less: Expense offset arrangement(s)	(237)
Net expenses	2,140,871
Net investment income	5,683,456

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(2,049,382)
Change in net unrealized appreciation (depreciation) of investment securities	(5,115,473)
Net realized and unrealized gain (loss)	(7,164,855)
Net increase (decrease) in net assets resulting from operations	$(1,481,399)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco New York Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$5,683,456	$5,667,637
Net realized gain (loss)	(2,049,382)	(60,923)
Change in net unrealized appreciation (depreciation)	(5,115,473)	270,197
Net increase (decrease) in net assets resulting from operations	(1,481,399)	5,876,911

Distributions to shareholders from net investment income:
Class A	(4,313,682)	(4,661,292)
Class B	(47,101)	(69,162)
Class C	(706,972)	(688,147)
Class Y	(619,465)	(344,434)
Total distributions from net investment income	(5,687,220)	(5,763,035)

Share transactions–net:
Class A	(3,321,596)	12,233,933
Class B	(623,091)	(382,319)
Class C	3,191,474	5,370,396
Class Y	7,570,414	3,486,809
Net increase in net assets resulting from share transactions	6,817,201	20,708,819
Net increase (decrease) in net assets	(351,418)	20,822,695

Net assets:
Beginning of year	171,385,386	150,562,691
End of year (includes undistributed net investment income of $202,057 and $245,224, respectively)	$171,033,968	$171,385,386

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco New York Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

18                         Invesco New York Tax Free Income Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

19                         Invesco New York Tax Free Income Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

20                         Invesco New York Tax Free Income Fund

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Over $500 million	0.445%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.25%, 2.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $16,369 in front-end sales commissions from the sale of Class A shares and $219 and $2,013 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

21                         Invesco New York Tax Free Income Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities purchases of $23,184,037 and securities sales of $30,396,763, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $237.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2017 were $13,291,538 and 1.94%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Tax-exempt income	$5,687,220	$5,763,035

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$151,820
Net unrealized appreciation — investments	8,356,736
Temporary book/tax differences	(92,826)
Capital loss carryforward	(11,264,005)
Shares of beneficial interest	173,882,243
Total net assets	$171,033,968

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

22                         Invesco New York Tax Free Income Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$3,515,499	$—	$3,515,499
February 28, 2019	896,118	—	896,118
Not subject to expiration	4,518,392	2,333,996	6,852,388
	$8,930,009	$2,333,996	$11,264,005

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $66,350,464 and $47,184,186, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,834,426
Aggregate unrealized (depreciation) of investment securities	(2,477,690)
Net unrealized appreciation of investment securities	$8,356,736

Cost of investments for tax purposes is $180,179,562.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2017, undistributed net investment income was decreased by $39,403, undistributed net realized gain (loss) was increased by $2,490,192 and shares of beneficial interest was decreased by $2,450,789. This reclassification had no effect on the net assets of the Fund.

23                         Invesco New York Tax Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years Ended
	February 28, 2017(a)		February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	1,216,460	$19,476,211	1,450,868	$22,999,634
Class B	788	12,767	1,259	20,088
Class C	464,475	7,457,440	477,739	7,562,362
Class Y	833,391	13,261,787	288,530	4,584,135

Issued as reinvestment of dividends:
Class A	179,427	2,852,598	205,853	3,268,689
Class B	1,598	25,438	2,170	34,511
Class C	30,356	481,997	27,963	443,444
Class Y	24,652	391,372	12,270	194,775

Automatic conversion of Class B shares to Class A shares:
Class A	33,289	531,517	15,436	245,233
Class B	(33,218)	(531,517)	(15,405)	(245,233)

Reacquired:
Class A	(1,667,064)	(26,181,922)	(901,222)	(14,279,623)
Class B	(8,213)	(129,779)	(12,043)	(191,685)
Class C	(302,110)	(4,747,963)	(166,135)	(2,635,410)
Class Y	(388,737)	(6,082,745)	(81,420)	(1,292,101)
Net increase in share activity	385,094	$6,817,201	1,305,863	$20,708,819

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24                         Invesco New York Tax Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets with fee waiver (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$16.00	$0.52	$(0.58)	$(0.06)	$(0.52)	$15.42	(0.44)%		$124,150	1.09	%(d)	1.09	%(d)	0.95	%(d)	3.24	%(d)	25%
Year ended 02/29/16	16.01	0.58	0.00	0.58	(0.59)	16.00	3.73		132,678	1.00		1.00		0.95		3.67		7
Year ended 02/28/15	15.30	0.62	0.70	1.32	(0.61)	16.01	8.74		120,392	1.03		1.03		0.95		3.91		13
Year ended 02/28/14	16.45	0.63	(1.17)	(0.54)	(0.61)	15.30	(3.26)		116,782	0.95		0.95		0.91		4.10		8
Year ended 02/28/13	16.12	0.63	0.36	0.99	(0.66)	16.45	6.22		145,772	0.83		0.91		0.78		3.88		10
Class B
Year ended 02/28/17	16.04	0.52	(0.59)	(0.07)	(0.52)	15.45	(0.50	)(e)	1,082	1.09	(d)(e)	1.09	(d)(e)	0.95	(d)(e)	3.24	(d)(e)	25
Year ended 02/29/16	16.04	0.58	0.01	0.59	(0.59)	16.04	3.79	(e)	1,749	1.00	(e)	1.00	(e)	0.95	(e)	3.67	(e)	7
Year ended 02/28/15	15.33	0.62	0.70	1.32	(0.61)	16.04	8.73	(e)	2,135	1.03	(e)	1.03	(e)	0.95	(e)	3.91	(e)	13
Year ended 02/28/14	16.49	0.64	(1.19)	(0.55)	(0.61)	15.33	(3.30	)(e)	2,828	0.95	(e)	0.95	(e)	0.91	(e)	4.10	(e)	8
Year ended 02/28/13	16.15	0.63	0.37	1.00	(0.66)	16.49	6.28	(e)	4,301	0.83	(e)	0.91	(e)	0.78	(e)	3.88	(e)	10
Class C
Year ended 02/28/17	15.99	0.40	(0.59)	(0.19)	(0.40)	15.40	(1.26)		27,856	1.84	(d)	1.84	(d)	1.70	(d)	2.49	(d)	25
Year ended 02/29/16	15.99	0.46	0.01	0.47	(0.47)	15.99	3.02		25,833	1.75		1.75		1.70		2.92		7
Year ended 02/28/15	15.28	0.50	0.70	1.20	(0.49)	15.99	7.94		20,414	1.78		1.78		1.70		3.16		13
Year ended 02/28/14	16.44	0.52	(1.19)	(0.67)	(0.49)	15.28	(4.04)		18,496	1.70		1.70		1.66		3.35		8
Year ended 02/28/13	16.10	0.51	0.36	0.87	(0.53)	16.44	5.50		21,556	1.58		1.66		1.53		3.13		10
Class Y
Year ended 02/28/17	15.99	0.56	(0.59)	(0.03)	(0.56)	15.40	(0.26)		17,946	0.84	(d)	0.84	(d)	0.70	(d)	3.49	(d)	25
Year ended 02/29/16	16.00	0.62	(0.00)	0.62	(0.63)	15.99	3.99		11,125	0.75		0.75		0.70		3.92		7
Year ended 02/28/15	15.28	0.66	0.71	1.37	(0.65)	16.00	9.08		7,621	0.78		0.78		0.70		4.16		13
Year ended 02/28/14	16.44	0.67	(1.18)	(0.51)	(0.65)	15.28	(3.08)		5,053	0.70		0.70		0.66		4.35		8
Year ended 02/28/13	16.10	0.67	0.37	1.04	(0.70)	16.44	6.55		8,657	0.58		0.66		0.53		4.13		10

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $132,929, $1,448, $28,474 and $17,819 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25%, for the years ended February 28, 2017, February 29, 2016, February 28, 2015, February 28, 2014 and February 28, 2013, respectively.

NOTE 13—Subsequent Event

Effective April 4, 2017, the Fund began offering Class R6 shares.

25                         Invesco New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of the Invesco New York Tax Free Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco New York Tax Free Income Fund (one of the portfolios constituting the AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

26                         Invesco New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
Class A	$1,000.00	$960.20	$5.69	$1,018.99	$5.86	1.17%
Class B	1,000.00	960.30	5.69	1,018.99	5.86	1.17
Class C	1,000.00	956.50	9.31	1,015.27	9.59	1.92
Class Y	1,000.00	961.30	4.47	1,020.23	4.61	0.92

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

27                         Invesco New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28                         Invesco New York Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco New York Tax Free Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-NYTFI-AR-1	04132017	0837

Annual Report to Shareholders	February 28, 2017

Invesco Tax-Exempt Cash Fund
Nasdaq:
A: ACSXX ∎ Investor: TEIXX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat.

The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Tax-Exempt Cash Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Tax-Exempt Cash Fund

Management’s Discussion of your Fund

This annual report for Invesco Tax-Exempt Cash Fund covers the fiscal year ended February 28, 2017. As of that date, the Fund’s net assets totaled $41.1 million. As of the same date, the Fund’s weighted average maturity was 12 days and the Fund’s weighted average life was 13 days.1

Market conditions affecting money market funds

The two biggest developments affecting money market funds and the money market fund industry during the fiscal year ended February 28, 2017, were the US Federal Reserve’s (the Fed) interest rate hike in December 2016 and the impact of money market fund reform implemented in October 2016.

    Money market investors cheered when the Fed unanimously raised its federal funds target rate in December – just the second increase since 2006. The Fed raised this key rate from a range of 0.25% to 0.50% to a range of 0.50% to 0.75%.2

    A strengthening labor market closing in on full employment and inflation converging toward targeted levels were the primary reasons for the Fed’s action. More rate hikes are expected, but at a more gradual pace than prior Fed regimes. Minutes from the Fed meeting in February 2017 suggested a higher federal funds target rate in the near future, and Fed-watchers indicated that future rate increases might be announced more quickly than previously forecast. Domestic economic strength, as well as the proposed spending, tax and regulatory policies of the Trump administration, could cause the Fed to accelerate future interest rate hikes. Raising the federal funds rate sooner rather than later would provide the Fed with greater dexterity to respond to higher-than-projected economic growth in the future.

    At the close of the reporting period, the US continued to be an outlier in terms of base rate borrowing costs as most major global economies continued to maintain interest rates at, near or below zero in an effort to fuel infiation and spur economic growth. Many major central banks, including the European Central Bank, the Bank of England and the Bank of Japan, all cut rates during 2016.

    In July 2014, the US Securities and Exchange Commission announced money market fund reforms. These reforms, intended to further strengthen the resiliency of money market funds during times of economic stress, were fully implemented in the US on October 14, 2016.

    At the beginning of 2016, government money market fund assets accounted for approximately 45% of all US money market assets.3 As investors adjusted their allocation preferences in advance of the October 2016 final implementation date, significant assets moved into government funds from prime and tax-exempt money market funds. After the October 14 reform deadline, government money market fund assets comprised 81% of all US money market fund assets.3 Following the Fed’s December 2016 rate hike, we continued to see a divergence in the yields of prime and government money market funds.

1	Weighted average maturity (WAM) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.
Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.
2	Source: US Federal Reserve
3	Source: Investment Company Institute

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/28/17

1-7	91.9%
8-30	2.5
31-60	0.0
61-90	0.7
91-180	4.9
181+	0.0

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below the required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4                Invesco Tax-Exempt Cash Fund

Invesco Tax-Exempt Cash Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of February 28 , 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Foreign securities and credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest. Furthermore, the Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund’s operations and possibly negatively impact its return.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Repurchase agreement risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                Invesco Tax-Exempt Cash Fund

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.

6 Invesco Tax-Exempt Cash Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.54%
Alabama–3.40%
Mobile (City of) Downtown Redevelopment Authority (Austal USA, LLC); Series 2011 A, VRD Gulf Opportunity Zone RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.66%	05/01/2041	$300	$300,000
Mobile (County of) Industrial Development Authority (SSAB Alabama Inc.); Series 2010 A, VRD Recovery Zone Facility RB (LOC–Swedbank AB)(a)(b)(d)	0.69%	07/01/2040	1,095	1,095,000
				1,395,000

Arizona–2.35%
Maricopa (County of) Industrial Development Authority (Gran Victoria Housing LLC); Series 2000 A, VRD MFH RB (CEP–FNMA)(a)	0.66%	04/15/2030	965	965,000

California–3.65%
California (State of); Series 2004 A9, Ref. VRD Unlimited Tax GO Bonds (LOC–State Street Bank & Trust Co.)(a)(b)	0.60%	05/01/2034	1,080	1,080,000
Metropolitan Water District Southern California (The); Series 2009 A-2, Ref. Floating Rate RB(e)(f)	0.80%	07/10/2017	420	420,000
				1,500,000

Colorado–2.46%
Colorado (State of) Educational Loan Program; Series 2017 B, TRAN	4.00%	06/29/2017	1,000	1,010,357

Delaware–0.37%
Delaware (State of) Economic Development Authority (Goodwill Industries of Delaware & Delaware County); Series 2006, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.66%	09/01/2036	150	150,000

Florida–2.43%
Palm Beach (County of) (Henry Morrison Flagler Museum); Series 2003, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.71%	11/01/2036	1,000	1,000,000

Georgia–6.83%
Atlanta (City of) Housing Authority (Villages of East Lake Phase II); Series 1999, VRD MFH RB (LOC–Bank of America, N.A.)(a)(b)(c)(g)	0.76%	01/01/2029	530	530,000
Gainesville (City of) & Hall (County of) Development Authority (Fieldale Farms Corp.); Series 2006, VRD Taxable IDR (LOC–Rabobank Nederland)(a)(b)(d)	0.74%	03/01/2021	300	300,000
Georgia (State of); Series 2015 C, Ref. Unlimited Tax GO Bonds	5.00%	07/01/2017	350	354,919
Gwinnett (County of) Development Authority (Price Cos., Inc.); Series 1998, VRD IDR (LOC–Bank of America, N.A.)(a)(b)(c)(g)	1.00%	12/01/2018	200	200,000
Private Colleges & Universities Authority (Emory University); Series 2005 B-2, VRD RB(a)	0.60%	09/01/2035	1,320	1,320,000
Richmond (County of) Development Authority (St. Mary on the Hill Catholic School & Aquinas High School); Series 2000, VRD Educational Facilities RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.72%	09/01/2020	100	100,000
				2,804,919

Illinois–5.66%
Illinois (State of) Finance Authority (Foundation for Safety & Health); Series 1992, VRD Safety Education RB (LOC–BMO Harris, N.A.)(a)(b)(c)	0.78%	10/01/2017	10	10,000
Illinois (State of) Finance Authority (Northwestern University); Subseries 2008 B, VRD RB(a)	0.62%	12/01/2046	820	820,000
Illinois (State of) Finance Authority (The Catherine Cook School); Series 2007, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.71%	01/01/2037	650	650,000
Illinois (State of) Housing Development Authority (Danbury Court Apartments-Phase II); Series 2004 B, VRD MFH RB (LOC–FHLB of Indianapolis)(a)(b)(g)	0.79%	12/01/2039	555	555,000
Romeoville (Village of) (Metropolitan Industries, Inc.); Series 1997, VRD IDR (LOC–BMO Harris N.A.)(a)(b)(g)	0.70%	04/01/2022	291	291,000
				2,326,000

Indiana–9.62%
Fort Wayne (City of) (University of St, Francis); Series 2008, VRD Economic Development RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.66%	08/01/2028	275	275,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Huntington (City of) (Huntington University, Inc.); Series 2007, Ref. VRD Economic Development & Improvement RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.72%	08/01/2037	$1,123	$1,123,000
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 C, Midwestern Disaster Relief VRD RB (LOC–Bank of Nova Scotia)(a)(b)(d)	0.64%	06/01/2040	1,185	1,185,000
Knox (City of) (J.W. Hicks, Inc.); Series 2005 A, VRD Economic Development RB (LOC–BMO Harris Bank, N.A.)(a)(b)(g)	0.70%	03/01/2022	205	205,000
Purdue University; Series 2011 A, VRD COP(a)	0.63%	07/01/2035	1,054	1,053,500
University of Southern Indiana; Series 1999 G, VRD Student Fee RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.66%	10/01/2019	110	110,000
				3,951,500

Louisiana–1.22%
East Baton Rouge (Parish of) (ExxonMobil Corp.); Series 1993, Ref. VRD PCR(a)	0.56%	03/01/2022	500	500,000

Massachusetts–2.43%
Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC–TD Bank, N.A.)(a)(b)	0.77%	03/01/2039	1,000	1,000,000

Michigan–1.62%
Huron Valley School District; Series 2015, Ref. Unlimited Tax GO Bond	5.00%	05/01/2017	265	266,849
Oakland University Board of Trustees; Series 2008, Ref. VRD General RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.64%	03/01/2031	300	300,000
Southfield (City of) Economic Development Corp. (Lawrence Technological University); Series 2001, VRD Limited Obligation RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.64%	10/01/2031	100	100,000
				666,849

Minnesota–1.22%
Minnetonka (City of) (Minnesota Hills Apartments); Series 2001, Ref. VRD MFH RB (CEP–FNMA)(a)	0.73%	11/15/2031	502	502,000

Missouri–2.16%
Bridgeton (City of) Industrial Development Authority (Stolze Printing); Series 2010, VRD RB (LOC–FHLB of Chicago)(a)(b)	0.65%	11/01/2037	850	850,000
Springfield (City of) Industrial Development Authority (Pebblecreek Apartments); Series 1994, Ref. VRD MFH RB (LOC–FHLB of Des Moines)(a)(b)	0.72%	12/01/2019	35	35,000
				885,000

Nebraska–1.00%
Nebraska (State of) Investment Finance Authority (Irvington Heights Apartments); Series 2007 B, VRD MFH RB (LOC–Citibank, N.A.)(a)(b)	0.95%	10/01/2042	410	410,000

Nevada–1.31%
Reno (City of) (Renown Regional Medical Center); Series 2009 A, Ref. VRD Hospital RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.65%	06/01/2039	540	540,000

New Hampshire–0.05%
New Hampshire (State of) Health & Education Facilities Authority (Riverbend Community Mental Health, Inc.); Series 2008, VRD RB (LOC–TD Bank, N.A.)(a)(b)	0.64%	07/01/2038	20	20,000

New York–3.09%
New York (State of) Dormitory Authority; Series 2009 B, VRD Samaritan Medical Center RB (LOC–HSBC Bank USA N.A.)(a)(b)(d)	0.65%	11/01/2036	1,270	1,270,000

North Carolina–8.50%
Alamance (County of) Industrial Facilities & Pollution Control Financing Authority (Pure Flow, Inc.); Series 2001, VRD IDR (LOC–Wells Fargo Bank, N.A.)(a)(b)(g)	0.77%	07/01/2021	350	350,000
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007 C, Ref. VRD RB(a)	0.64%	01/15/2037	1,220	1,220,000
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 1991 B, VRD RB(a)	0.60%	12/01/2021	900	900,000
Raleigh-Durham Airport Authority; Series 2008 C, Ref. VRD RB (LOC–Royal Bank of Canada)(a)(b)(d)	0.63%	05/01/2036	1,020	1,020,000
				3,490,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–4.12%
Franklin (County of) (Golf Pointe Apartments); Series 2000 B, VRD MFH RB (LOC–FHLB of Indianapolis)(a)(b)(c)(g)	0.79%	01/01/2034	$230	$230,000
Lorain (County of) Port Authority (St. Ignatius High School); Series 2008, VRD Educational Facilities RB (LOC–U.S. Bank, N.A.)(a)(b)	0.66%	08/02/2038	810	810,000
Montgomery (County of) (The Dayton Art Institute); Series 1996, VRD Economic Development RB (LOC–U.S. Bank, N.A.)(a)(b)	0.64%	05/01/2026	651	651,000
				1,691,000

Pennsylvania–2.99%
Crawford (County of) Industrial Development Authority (Allegheny College); Series 2009 B, VRD College RB (LOC–PNC Bank, N.A.)(a)(b)	0.66%	11/01/2039	422	422,000
Derry (Township of) Industrial & Commercial Development Authority (GIANT Center); Series 2001, VRD Facility Taxable RB (LOC–PNC Bank, N.A.)(a)(b)	0.73%	11/01/2030	165	165,000
Pennsylvania (State of) Economic Development Financing Authority (PMF Industries, Inc.); Series 2006 C-2, VRD RB (LOC–PNC Bank, N.A.)(a)(b)(g)	0.81%	12/01/2026	575	575,000
Westmoreland (County of) Industrial Development Authority (Excela Health); Series 2005 A, VRD Health System RB (LOC–PNC Bank, N.A.)(a)(b)	0.65%	07/01/2027	65	65,000
				1,227,000

South Carolina–3.58%
South Carolina (State of) Educational Facilities Authority for Private Non-Profit Institutions of Higher Learning (Morris College); Series 1997, VRD RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.90%	07/01/2017	70	70,000
South Carolina (State of) Jobs-Economic Development Authority (Bon Secours Health System, Inc.); Series 2008 D, Ref. VRD RB (LOC–Bank of New York Mellon (The))(a)(b)	0.65%	11/01/2025	1,400	1,400,000
				1,470,000

Tennessee–1.28%
Clarksville (City of) Public Building Authority (Tennessee Municipal Bond Fund); Series 1994, VRD Pooled Financing RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.70%	06/01/2024	525	525,000

Texas–14.93%
Aledo Independent School District; Series 2006 A, VRD School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund Guarantee Program)(a)	0.67%	08/01/2035	1,500	1,500,000
Capital Area Housing Finance Corp. (Cypress Creek at River Bend Apartments); Series 2006, MFH VRD RB (LOC–Citibank N.A.)(a)(b)(g)	0.72%	10/01/2039	1,300	1,300,000
Houston (City of); Series G-2, GO Commercial Paper Notes	0.75%	03/14/2017	1,000	1,000,000
North Texas Tollway Authority; Series 2009 D, Ref. VRD First Tier System RB (LOC–Royal Bank of Canada)(a)(b)(d)	0.64%	01/01/2049	600	600,000
San Gabriel (City of) Health Facilities Development Corp. (YMCA of Greater Williamson County); Series 2005, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.66%	04/01/2026	730	730,000
University of Texas System Board of Regents; Series 2008 B, VRD Financing System RB(a)	0.60%	08/01/2025	1,000	1,000,000
				6,130,000

Utah–4.94%
Emery (County of) (Pacificorp); Series 1994, Ref. VRD PCR (LOC–Canadian Imperial Bank of Commerce)(a)(b)(d)	0.62%	11/01/2024	1,500	1,500,000
Utah (County of) (IHC Health Services, Inc.); Series 2002 B, VRD Hospital RB(a)	0.64%	05/15/2035	100	100,000
Utah (State of); Series 2010 A, Unlimited Tax GO Bonds	4.00%	07/01/2017	200	202,120
Utah Housing Corp. (Timbergate Apartments); Series 2009 A, VRD MFH RB (CEP–FHLMC)(a)	0.69%	04/01/2042	225	225,000
				2,027,120

Washington–0.49%
Olympia (Port of) Economic Development Corp. (Spring Air Northwest); Series 1998, VRD RB (LOC–U.S. Bank, N.A.)(a)(b)(g)	0.70%	11/01/2023	200	200,000

West Virginia–3.41%
West Virginia (State of) Hospital Finance Authority (Cabell Huntington Hospital, Inc.); Series 2008, Ref. VRD Improvement RB (LOC–Branch Banking & Trust Co.)(a)(b)	0.68%	01/01/2034	1,400	1,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wyoming–2.43%
Sublette (County of) (Exxonmobile); Series 2014, Ref. VRD PCR(a)	0.56%	10/01/2044	$1,000	$1,000,000
TOTAL INVESTMENTS(h)(i)–97.54% (Cost $40,056,745)				40,056,745
OTHER ASSETS LESS LIABILITIES–2.46%				1,008,865
NET ASSETS–100.00%				$41,065,610

Investment Abbreviations:

CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
TRAN	– Tax and Revenue Anticipation Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $1,865,000, which represented 4.54% of the Fund’s Net Assets.
(d)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Canada: 10.5%; other countries less than 5% each: 6.5%.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(g)	Security subject to the alternative minimum tax.
(h)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Wells Fargo Bank, N.A.	5.3%

(i)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Tax-Exempt Cash Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value and cost	$40,056,745
Cash	143,885
Receivable for:
Investments sold	910,084
Fund shares sold	111,029
Interest	36,441
Custody expenses reimbursed	14,097
Investment for trustee deferred compensation and retirement plans	40,985
Other assets	16,262
Total assets	41,329,528

Liabilities:
Payable for:
Fund shares reacquired	169,650
Dividends	73
Accrued fees to affiliates	5,629
Accrued trustees’ and officers’ fees and benefits	2,513
Accrued other operating expenses	41,615
Trustee deferred compensation and retirement plans	44,438
Total liabilities	263,918
Net assets applicable to shares outstanding	$41,065,610

Net assets consist of:
Shares of beneficial interest	$41,070,274
Undistributed net investment income	4,039
Undistributed net realized gain (loss)	(8,703)
$41,065,610

Net Assets:
Class A	$30,657,895
Class Y	$4,574,990
Investor Class	$5,832,725

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	30,652,432
Class Y	4,574,166
Investor Class	5,831,695
Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Tax-Exempt Cash Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$269,837
Other income	13,520
Total investment income	283,357

Expenses:
Advisory fees	123,366
Administrative services fees	60,754
Distribution fees — Class A	34,503
Transfer agent fees	65,570
Trustees’ and officers’ fees and benefits	19,402
Registration and filing fees	48,034
Reports to shareholders	33,404
Professional services fees	44,456
Other	10,474
Total expenses	439,963
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(228,549)
Net expenses	211,414
Net investment income	71,943
Net realized gain (loss) from investment securities	(428)
Net increase in net assets resulting from operations	$71,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Tax-Exempt Cash Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$71,943	$60,932
Net realized gain (loss)	(428)	—
Net increase in net assets resulting from operations	71,515	60,932

Distributions to shareholders from net investment income:
Class A	(49,897)	(40,030)
Class Y	(9,940)	(12,461)
Investor Class	(12,106)	(8,441)
Total distributions from net investment income	(71,943)	(60,932)

Share transactions–net:
Class A	(7,577,927)	1,885,742
Class Y	(5,487,425)	(3,003,573)
Investor Class	(1,621,904)	(2,763,237)
Net increase (decrease) in net assets resulting from share transactions	(14,687,256)	(3,881,068)
Net increase (decrease) in net assets	(14,687,684)	(3,881,068)

Net assets:
Beginning of year	55,753,294	59,634,362
End of year (includes undistributed net investment income of $4,039 and $11,153, respectively)	$41,065,610	$55,753,294

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Tax-Exempt Cash Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

The Fund currently consists of three different classes of shares: Class A, Class Y and Investor Class. Class Y and Investor Class shares are available only to certain investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges (“CDSC”). Class A, Class Y and Investor Class shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The Fund, a “retail money market fund” as defined in Rule 2a-7 under the 1940 Act, continues to seek to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Retail money market funds” are required to adopt policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons. The Fund may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums or because of market conditions or other factors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

13                         Invesco Tax-Exempt Cash Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective June 1, 2016, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of 0.20% of the Fund’s average daily net assets. Prior to June 1, 2016, the Fund paid an advisory fee to the Adviser at the annual rate of 0.35% of the Fund’s average daily net assets.

For the year ended February 28, 2017, the effective advisory fees incurred by the fund was 0.24%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and

14                         Invesco Tax-Exempt Cash Fund

Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2017, the Adviser waived advisory fees of $123,366 and reimbursed Fund expenses of $71,695.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class Y and Investor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation up to a maximum annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. Of the Rule 12b-1 payments, up to 0.10% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended February 28, 2017, the Class A shares paid $1,627 after IDI waived Plan fees of $32,876.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $2,700 from Class A for CDSC imposed for redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities purchases of $82,076,827 and securities sales of $75,511,552, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $612.

15                         Invesco Tax-Exempt Cash Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income — tax-exempt	$71,943	$60,932

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$46,474
Temporary book/tax differences	(42,435)
Capital loss carryforward	(8,703)
Shares of beneficial interest	41,070,274
Total net assets	$41,065,610

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$3,681	$—	$3,681
February 28, 2019	4,593	—	4,593
Not subject to expiration	429	—	429
	$8,703	$—	$8,703

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of deemed distributions and expired capital loss carryforward, on February 28, 2017, undistributed net investment income was decreased by $7,114, undistributed net realized gain (loss) was increased by $782 and shares of beneficial interest was increased by $6,332. This reclassification had no effect on the net assets of the Fund.

16                         Invesco Tax-Exempt Cash Fund

NOTE 10—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	31,501,186	$31,501,186	32,134,858	$32,134,858
Class Y	31,203,488	31,203,488	29,472,140	29,472,140
Investor Class	1,587,365	1,587,365	3,523,516	3,523,516

Issued as reinvestment of dividends:
Class A	43,258	43,258	36,274	36,274
Class Y	9,785	9,785	12,461	12,461
Investor Class	11,937	11,937	8,347	8,347

Reacquired:
Class A	(39,122,371)	(39,122,371)	(30,285,390)	(30,285,390)
Class Y	(36,700,698)	(36,700,698)	(32,488,174)	(32,488,174)
Investor Class	(3,221,206)	(3,221,206)	(6,295,100)	(6,295,100)
Net increase (decrease) in share activity	(14,687,256)	$(14,687,256)	(3,881,068)	$(3,881,068)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Class A
Year ended 02/28/17	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$1.00	0.18%	$30,658	0.42	%(c)	0.90	%(c)	0.14	%(c)
Year ended 02/29/16	1.00	0.00	—	0.00	(0.00)	1.00	0.11	38,235	0.00	(d)	0.91		0.11	(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	36,349	0.00	(d)	0.83		0.09	(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	81,583	0.04		0.74		0.08
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.07	29,103	0.08		0.79		0.14
Class Y
Year ended 02/28/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.19	4,575	0.41	(c)	0.80	(c)	0.15	(c)
Year ended 02/29/16	1.00	0.00	—	0.00	(0.00)	1.00	0.11	10,063	0.00	(d)	0.81		0.11	(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	13,067	0.00	(d)	0.73		0.09	(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	10,991	0.04		0.64		0.08
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.07	18,735	0.08		0.69		0.14
Investor Class
Year ended 02/28/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.19	5,833	0.41	(c)	0.80	(c)	0.15	(c)
Year ended 02/29/16	1.00	0.00	—	0.00	(0.00)	1.00	0.11	7,455	0.00	(d)	0.81		0.11	(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	10,218	0.00	(d)	0.73		0.09	(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	18,969	0.04		0.64		0.08
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.07	8,636	0.08		0.69		0.14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $34,504, $9,249 and $6,857 for Class A, Class Y and Investor Class shares, respectively.
(d)	Ratios include an adjustment for an adviser expense reimbursement of $8,256 and $5,452 in excess of current period expenses for the years ended February 29, 2016 and February 28, 2015, respectively. Ratios excluding this adjustment would have been lower by 0.01% and 0.01% for the years ended February 29, 2016 and February 28, 2015, respectively.

NOTE 12—Subsequent Event

Effective April 4, 2017, the Fund began offering Class R6 shares.

17                         Invesco Tax-Exempt Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of the Invesco Tax-Exempt Cash Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Tax-Exempt Cash Fund (one of the portfolios constituting the AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

18                         Invesco Tax-Exempt Cash Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,001.80	$2.18	$1,022.61	$2.21	0.44%
Y	1,000.00	1,001.90	2.13	1,022.26	2.16	0.43
Investor	1,000.00	1,001.90	2.13	1,022.66	2.16	0.43

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19                         Invesco Tax-Exempt Cash Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

20                         Invesco Tax-Exempt Cash Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Tax-Exempt Cash Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	TEC-AR-1	04122017	1612

Annual Report to Shareholders	February 28, 2017

Invesco Limited Term Municipal Income Fund
Nasdaq:
A: ATFAX ∎ A2: AITFX ∎ C: ATFCX ∎ Y: ATFYX ∎ R5: ATFIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period.

While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Limited Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Limited Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco Limited Term Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Investment Grade Short Intermediate Index, the Fund’s style-specific benchmark.

      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.51%
Class A2 Shares	-0.35
Class C Shares	-1.26
Class Y Shares	-0.27
Class R5 Shares	-0.33
S&P Municipal Bond Index▼ (Broad Market Index)	0.76
S&P Municipal Bond Investment Grade Short Intermediate Index▼ (Style-Specific Index)	0.05
Lipper Short-Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	0.03

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Municipal securities performed well for most of 2016, as they did the prior year. The reporting period ended on a mixed note, however; municipals sold off following the US presidential election, but recovered at the start of 2017. Particularly in the first half of 2016, municipal securities benefited from technical factors, including strong demand and low supply. For the reporting period as a whole, flows into the asset class were uncharacteristically strong as the US Federal Reserve (the Fed) remained accommodative.

    The US municipal bond market was one of the few sectors that exhibited relative stability following the June 2016 Brexit referendum, in which UK voters opted to leave the European Union. Beginning in August 2016, issuance rose significantly; indeed, August issuance totaled $45.7 billion, the highest level in 30 years.1 In September, the market posted its first negative monthly performance since June 2015.2 Overall, demand for municipals remained solid in the third quarter of 2016 and flows into the asset class were strong across all sectors of the municipal market. The close of the third quarter marked the 52nd consecutive week of positive flows into municipal bond mutual funds.3

    Following the outcome of the US presidential election, US Treasuries sold off significantly, and municipals followed. Uncertainty about how tax reform might potentially affect municipal investors contributed to the sell-off. As a result, municipals retraced most of 2016’s positive performance. In December 2016, the Fed raised interest rates by a quarter point – its only increase during the reporting period.4 In the first two months of 2017, municipals regained much of the ground they lost in the post-election sell-off, and flows into the asset class turned positive once again. At the close of the reporting period, we believed the municipal bond market remained strong. Defaults and downgrades were muted, but it will take time to decipher the priorities and policies of the new administration, some of which may affect the municipal market.

    During the fiscal year, the Fund’s overweight allocation to revenue bonds compared to general obligation bonds benefited performance relative to its style-specific index. The Fund’s overweight allocation to middle tier investment-grade bonds yielded positive results. At a sector level, selection in hospital and toll road issues contributed to relative performance. On a state level, holdings in New York and New Jersey also benefited the Fund’s relative performance.

    Security selection in the dedicated tax sector detracted from the Fund’s performance relative to its style-specific index, although it was slightly offset by the Fund’s underweight allocation to the sector. During the fiscal year, the Fund’s barbell positioning (owning both very short- and very long-maturity bonds), contributed to relative performance – although in the short term, this was a detractor from relative performance. On a state level, holdings in Florida and Ohio were detractors from the Fund’s relative performance.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	79.8%
General Obligation Bonds	14.3
Pre-Refunded	5.9

Top Five Debt Holdings
	% of total net assets

1.	Miami-Dade (County of); Series 2015	1.1%
2.	Whiting (City of) (BP Products North America); Series 2008	0.8
3.	Texas (State of) Transportation Commission (State Highway Fund); Series 2014 B	0.7
4.	Metropolitan Transportation Authority; Subseries 2012 A-2	0.7
5.	Katy (City of) Independent School District; Series 2015 C	0.7

Total Net Assets	$2.5 billion

Total Number of Holdings	895

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2017.

4                Invesco Limited Term Municipal Income Fund

certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: The Bond Buyer

2 Source: Standard & Poor’s

3 Source: Barclays

4 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for Invesco’s Municipal Bond Team, is
manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2016.
Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010.
Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund.
He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                Invesco Limited Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The S&P Municipal Bond Investment Grade Short Intermediate Index is not shown on the chart as the index does not have 10 years of performance history.

    The data shown in the chart include

reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Limited Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	3.09%
10 Years	3.40
5 Years	1.20
1 Year	-3.03

Class A2 Shares
Inception (5/11/87)	4.86%
10 Years	3.81
5 Years	1.74
1 Year	-1.37

Class C Shares
10 Years	2.88%
5 Years	0.91
1 Year	-2.24

Class Y Shares
10 Years	3.91%
5 Years	1.94
1 Year	-0.27

Class R5 Shares
Inception (7/30/04)	3.60%
10 Years	3.91
5 Years	1.97
1 Year	-0.33

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	3.05%
10 Years	3.36
5 Years	1.33
1 Year	-3.00

Class A2 Shares
Inception (5/11/87)	4.85%
10 Years	3.78
5 Years	1.91
1 Year	-1.33

Class C Shares
10 Years	2.84%
5 Years	1.07
1 Year	-2.36

Class Y Shares
10 Years	3.87%
5 Years	2.10
1 Year	-0.39

Class R5 Shares
Inception (7/30/04)	3.56%
10 Years	3.86
5 Years	2.11
1 Year	-0.36

Class C shares incepted on June 28, 2013. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class C shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class C, Class Y and Class R5 shares was 0.61%, 0.36%, 1.36%, 0.36% and 0.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco Limited Term Municipal Income Fund

Invesco Limited Term Municipal Income Fund’s investment objective is federal tax-exempt current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity.

The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the

8                Invesco Limited Term Municipal Income Fund

Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry o section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in- kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond Investment Grade Short Intermediate Index is an unmanaged index considered representative of investment-grade US municipal bonds with maturities between one and eight years.
∎	The Lipper Short-Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of short-intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–99.35%
Alabama–1.24%
Alabama (State of) 21st Century Authority; Series 2012 A, Tobacco Settlement RB	5.00%	06/01/2019	$1,750	$1,893,325
Alabama (State of) Public School & College Authority; Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/2018	1,000	1,049,300
Birmingham (City of) Airport Authority;
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/2017	2,465	2,488,344
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/2018	1,985	2,045,542
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/2019	1,410	1,480,458
Series 2003 A, Ref. RB (INS–AGM)(a)	4.50%	07/01/2020	1,375	1,453,870
Black Belt Energy Gas District (The); Series 2016 A, Gas Supply RB(b)	4.00%	06/01/2021	10,000	10,788,100
Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative);
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(a)	4.25%	08/01/2018	3,540	3,699,335
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(a)	4.25%	08/01/2019	3,535	3,783,369
Huntsville (City of) Health Care Authority; Series 2010 A, RB	5.00%	06/01/2018	2,740	2,864,533
				31,546,176

Alaska–0.49%
Alaska (State of) Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation); Series 2004 A, RB (INS–AGM)(a)	5.13%	04/01/2019	1,000	1,078,340
Alaska (State of) Industrial Development & Export Authority; Series 2010 A, Ref. Revolving Fund RB	5.25%	04/01/2021	765	851,108
Alaska (State of) International Airports System;
Series 2016 A, Ref. RB	5.00%	10/01/2023	1,000	1,155,480
Series 2016 A, Ref. RB	5.00%	10/01/2024	1,000	1,162,670
Alaska (State of); Series 2016 B, Unlimited Tax GO Bonds	5.00%	08/01/2023	3,780	4,437,682
North Slope (Borough of); Series 2008 A, Unlimited Tax GO Bonds	5.50%	06/30/2019	1,000	1,098,390
Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS–AGC)(a)	5.13%	06/01/2024	650	698,978
Valdez (City of) (BP Pipelines); Series 2003 B, Ref. Marine Terminal RB	5.00%	01/01/2021	1,800	1,996,560
				12,479,208

Arizona–1.05%
Amphitheater Unified School District No. 10; Series 2009 B, School Improvement Unlimited Tax GO Bonds (INS–AGC)(a)	4.00%	07/01/2018	1,250	1,300,175
Arizona (State of);
Series 2010 A, COP (INS–AGM)(a)	5.00%	10/01/2018	2,000	2,127,800
Series 2010 A, COP (INS–AGM)(a)	5.00%	10/01/2019	1,000	1,096,130
Series 2010 B, COP (INS–AGM)(a)	5.00%	10/01/2021	2,000	2,206,500
Series 2010 B, COP (INS–AGM)(a)	5.00%	10/01/2022	2,000	2,192,700
Series 2010 B, COP (INS–AGM)(a)	5.00%	10/01/2023	2,000	2,186,380
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2007, Ref. RB	5.25%	05/15/2019	1,200	1,299,468
Kingman Unified School District No. 20; Series 2009 C, School Improvement Unlimited Tax GO Bonds(b)(c)	5.00%	07/01/2019	1,500	1,637,415
Salt River Project Agricultural Improvement & Power District;
Series 2016 A, Ref. Electric System RB	5.00%	01/01/2023	2,000	2,365,500
Series 2016 A, Ref. Electric System RB	5.00%	01/01/2024	2,500	2,989,625
Series 2016 A, Ref. Electric System RB	5.00%	01/01/2027	5,000	6,118,650
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/2019	500	541,225
Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB(b)(c)	5.00%	07/01/2017	750	761,160
				26,822,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–6.99%
Alameda (County of) Corridor Transportation Authority;
Series 2016 A, Ref. Sub Lien RB	5.00%	10/01/2022	$2,000	$2,283,760
Series 2016 A, Ref. Tax-Exempt Sub Lien RB	5.00%	10/01/2025	1,350	1,574,815
Albany Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds(b)(c)	5.00%	08/01/2019	1,520	1,666,376
Bay Area Toll Authority (San Francisco Bay Area); Series 2007 E-3, Toll Bridge Floating Rate RB(b)(d)	1.34%	10/01/2019	9,150	9,149,725
Bay Area Toll Authority; Series 2014 G, Toll Bridge Floating Rate RB(b)(d)	1.24%	04/01/2020	9,000	9,005,940
California (State of) Department of Water Resources; Series 2014 AT, Water System Floating Rate RB(b)(d)	0.94%	12/01/2017	9,000	8,998,110
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health); Series 2016 B-2, Ref. RB(b)	4.00%	10/01/2024	10,000	11,080,400
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 B, RB(b)	5.00%	10/17/2017	10,995	11,280,320
California (State of) Health Facilities Financing Authority (The Episcopal Home);
Series 2010 B, RB(c)	5.10%	02/01/2019	265	279,909
Series 2010 B, RB(b)(c)	5.50%	02/01/2020	1,250	1,407,488
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Education RB	4.00%	06/01/2026	1,315	1,371,032
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2013 B-3, TEMPS-40SM RB	2.10%	10/01/2019	2,250	2,250,292
California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2008 A, RB (INS–Cal-Mortgage)(a)	5.00%	08/15/2017	385	392,773
Series 2008 A, RB (INS–Cal-Mortgage)(a)	5.25%	08/15/2019	325	344,627
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2007 B, RB(b)(c)	5.05%	10/01/2018	1,500	1,599,750
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012, Floating Rate RB(b)(d)	1.59%	05/01/2017	10,850	10,854,448
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2020	1,900	2,095,225
Series 2011, Ref. Unlimited Tax GO Bonds	5.00%	09/01/2017	2,000	2,044,740
Series 2012 B, Ref. Floating Rate Unlimited Tax GO Bonds(d)	1.64%	05/01/2019	4,000	4,023,480
Series 2013 C, Floating Rate Unlimited Tax GO Bonds(b)(d)	1.24%	12/01/2020	8,000	7,969,280
Series 2013 E, Floating Rate Unlimited Tax GO Bonds(b)(d)	1.38%	12/03/2018	10,000	10,004,900
Series 2016 B, Floating Rate Unlimited Tax GO Bonds(b)(d)	1.31%	12/01/2021	10,000	10,013,200
Chula Vista (City of) (San Diego Gas & Electric Co.); Series 2006 A, Ref. IDR	1.65%	07/01/2018	3,000	3,002,190
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(e)	0.00%	08/01/2021	1,500	1,378,410
Golden State Tobacco Securitization Corp.;
Series 2015 A, Ref. Enhanced Tobacco Settlement Asset-Backed RB	4.00%	06/01/2018	1,500	1,558,680
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2019	1,000	1,087,240
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2020	1,250	1,397,125
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2021	1,000	1,144,430
Grossmont-Cuyamaca Community College District (Election of 2002); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(e)	0.00%	08/01/2025	3,000	2,350,260
Hayward Unified School District (Election of 2008);
Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(e)	0.00%	08/01/2017	1,000	996,680
Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(e)	0.00%	08/01/2020	1,000	944,280
Irvine (City of) (Reassessment District No. 13-1);
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2017	575	583,654
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2018	450	467,060
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2019	1,000	1,057,540
Lake Tahoe Unified School District (Election of 2008); Series 2009, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/2024	1,000	1,085,740
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2008 C, Sub. RB(b)(c)	5.00%	05/15/2018	1,000	1,051,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2021	$2,000	$2,320,120
Los Angeles Municipal Improvement Corp. Series 2016 A, Ref. Lease RB	5.00%	11/01/2023	3,000	3,558,240
Monterey (County of) (2009 Refinancing); Series 2009, COP (INS–AGM)(a)	5.00%	08/01/2019	2,360	2,576,247
New Haven Unified School District;
Series 2009, Ref. Unlimited Tax GO Bonds(b)(c)	5.00%	08/01/2019	925	1,013,846
Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	08/01/2020	1,605	1,753,816
Northern California Power Agency;
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/2020	1,000	1,105,290
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/2021	1,000	1,103,380
Rowland Unified School District (Election of 2006); Series 2009 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2023	1,300	1,098,110
Sacramento (County of);
Series 2009 B, Sr. Airport System RB	5.00%	07/01/2018	1,000	1,052,200
Series 2009 D, Sub. & Passenger Facility Charge Grant Airport System RB (INS–AGC)(a)	5.13%	07/01/2025	1,500	1,578,420
Series 2010, Ref. COP	5.25%	02/01/2018	3,000	3,104,550
Series 2010, Ref. COP	5.25%	02/01/2019	1,500	1,593,000
Series 2010, Sr. Airport System RB	5.00%	07/01/2023	500	557,950
San Diego (City of) Public Facilities Financing Authority;
Series 2016, Ref. Lease Ballpark RB	5.00%	10/15/2023	3,000	3,568,860
Series 2016, Ref. Lease Ballpark RB	5.00%	10/15/2024	1,000	1,197,470
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	5.50%	05/01/2026	2,000	2,184,220
San Pablo (City of) Successor Agency to the Redevelopment Agency; Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	4.00%	06/15/2018	450	468,000
Santa Ana (City of) (Local Street Improvement); Series 2007, Gas Tax Revenue COP (INS–NATL)(a)	4.38%	01/01/2024	1,000	1,018,010
Southern California Metropolitan Water District; Series 2012 B-2, Ref. Floating Rate RB(b)(d)	1.02%	03/27/2018	2,000	1,998,980
Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2022	1,900	1,692,273
Series 2009 B-1, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2023	2,000	1,708,000
Tustin Unified School District (Community Facilities District No. 88-1);
Series 2015, Ref. Special Tax RB (INS-BAM)(a)	5.00%	09/01/2022	1,500	1,738,965
Series 2015, Ref. Special Tax RB (INS-BAM)(a)	5.00%	09/01/2023	1,000	1,168,690
Tustin Unified School District (Community Facilities District No. 97-1);
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2022	1,000	1,136,720
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2023	650	745,219
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2024	1,500	1,724,595
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)	3.20%	06/01/2020	3,695	3,700,949
Vernon (City of);
Series 2009 A, Electric System RB(b)(c)	5.13%	08/01/2019	790	844,952
Series 2009 A, Electric System RB	5.13%	08/01/2021	1,775	1,916,379
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/2027	1,000	1,319,980
				178,342,750

Colorado–1.19%
Aurora (City of) (The Children’s Hospital Association); Series 2004 D, Hospital RB(b)(c)	5.00%	06/01/2018	1,000	1,052,470
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB(b)(c)	6.75%	12/01/2018	580	631,307
Colorado (State of) Health Facilities Authority (North Colorado Medical Center, Inc.); Series 2003 A, Hospital RB(b)(c)	5.25%	05/15/2019	1,000	1,091,910
Colorado (State of) Health Facilities Authority (Sisters of Charity of Leavenworth Health System); Series 2010 B, RB	5.00%	01/01/2019	2,795	2,994,758
Colorado School of Mines Board of Trustees; Series 2009, Ref. & Improvement Enterprise RB(b)(c)	5.00%	12/01/2018	160	171,397
Denver (City & County of); Series 2016, Ref. Airport System Floating RB(b)(d)	1.41%	11/15/2019	6,000	6,010,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Denver School District No. 1; Series 2009 A, Unlimited Tax GO Bonds(b)(c)	5.00%	06/01/2019	$1,000	$1,088,220
E-470 Public Highway Authority;
Series 2017 A, Ref. Sr. Floating Rate RB(b)(d)	1.45%	09/01/2019	5,250	5,249,895
Series 2017 B, Sr. Floating Rate RB(b)(d)	1.58%	09/01/2021	2,000	2,000,040
Public Authority for Colorado Energy;
Series 2008, Natural Gas Purchase RB	6.13%	11/15/2023	1,550	1,860,217
Series 2008, Natural Gas Purchase RB	6.25%	11/15/2028	2,000	2,446,900
University of Colorado Hospital Authority (UCHA Obligated Group); Series 2017 C-2, RB(b)	5.00%	03/01/2022	5,000	5,666,400
				30,263,834

Connecticut–2.73%
Connecticut (State of) (Transportation Infrastructure); Series 2013 A, Special Tax Obligation RB	5.00%	10/01/2023	2,180	2,551,864
Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University); Series 2012 H, Ref. RB (INS–AGM)(a)	4.00%	07/01/2022	2,590	2,834,004
Connecticut (State of) Health & Educational Facility Authority (Yale New Haven Health); Series 2014 B, Floating Rate RB(b)(d)	1.07%	07/01/2019	9,000	8,970,120
Connecticut (State of) Health & Educational Facility Authority (Yale University);
Series 1999 U-2, RB(b)	1.00%	02/06/2019	14,000	13,933,640
Series 2015 A, Ref. RB(b)	1.38%	07/11/2018	8,000	8,030,160
Series 2016 A-1, Ref. RB(b)	1.00%	07/01/2019	2,000	1,985,740
Connecticut (State of);
Series 2013 A, Floating Rate Unlimited Tax GO Bonds(d)	1.19%	03/01/2019	4,350	4,343,431
Series 2013 A, Floating Rate Unlimited Tax GO Bonds(d)	1.29%	03/01/2020	6,000	5,982,420
Series 2013 A, Floating Rate Unlimited Tax GO Bonds(d)	1.49%	03/01/2022	5,000	4,995,500
Series 2014 C, Ref. Unlimited Tax GO Bonds	5.00%	06/15/2018	7,000	7,359,380
New Haven (City of) Solid Waste & Recycling Authority; Series 2008, RB(b)(c)	5.13%	06/01/2018	1,000	1,050,920
University of Connecticut;
Series 2016 A, GO Bonds	5.00%	03/15/2023	3,295	3,817,093
Series 2016 A, Ref. RB	5.00%	03/15/2019	3,500	3,772,405
				69,626,677

Delaware–0.10%
Delaware (State of) Health Facilities Authority (Bayhealth Medical Center);
Series 2009 A, RB	4.05%	07/01/2022	1,000	1,051,470
Series 2009 A, RB	5.00%	07/01/2018	1,540	1,619,741
				2,671,211

District of Columbia–0.52%
District of Columbia (American University); Series 2006 B, VRD Multimodal RB (LOC–Royal Bank of Canada)(f)(g)	0.64%	10/01/2036	5,100	5,100,000
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB	4.75%	03/01/2017	710	710,064
District of Columbia (Georgetown University);
Series 2001 C, University RB(b)(c)	5.25%	10/01/2018	2,000	2,137,480
Series 2011, University RB(b)(c)	5.00%	04/01/2021	2,055	2,351,721
Series 2017, Ref. University RB	5.00%	04/01/2023	1,000	1,173,300
Series 2017, Ref. University RB	5.00%	04/01/2024	1,500	1,770,315
				13,242,880

Florida–6.23%
Broward (County of) Professional Sports Facilities (Broward County Civic Arena);
Series 2016, Ref. Tax RB	5.00%	09/01/2023	3,000	3,506,730
Series 2016, Ref. Tax RB	5.00%	09/01/2024	3,250	3,762,655
Central Florida Expressway Authority; Series 2016 B, Ref. Sr. Lien RB	5.00%	07/01/2025	2,000	2,379,320
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	1,000	1,112,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Citizens Property Insurance Corp. (High Risk Account);
Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/2017	$1,055	$1,067,460
Series 2010 A-1, Sr. Sec. RB (INS–AGM)(a)	5.00%	06/01/2017	4,000	4,044,880
Citizens Property Insurance Corp.;
Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2017	5,000	5,055,800
Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2022	8,000	9,251,920
Series 2015 A, Floating Rate Sr. Sec. RB(d)	1.59%	06/01/2020	5,000	4,981,700
Series 2015 A-1, RB	5.00%	06/01/2018	1,500	1,546,845
Escambia (County of) (Gulf Power Co.);
Series 1997, Ref. PCR(b)	2.10%	04/11/2019	2,000	2,030,300
Series 2009, Solid Waste Disposal RB(b)	1.40%	12/01/2017	2,500	2,506,125
Florida (State of) (Department of Transportation);
Series 2015, Ref. Right-of-Way Unlimited Tax GO Bonds	5.00%	07/01/2025	7,100	8,622,524
Series 2016 A, Ref. Unlimited Tax GO Bonds	5.00%	07/01/2025	2,610	3,169,688
Florida (State of) Board of Education;
Series 2009 A, Lottery RB	5.00%	07/01/2023	2,000	2,125,520
Series 2009 A, Lottery RB	5.25%	07/01/2024	1,715	1,827,847
Series 2010 C, Ref. Lottery RB	5.00%	07/01/2018	1,730	1,826,759
Series 2010 F, Ref. Lottery RB	5.00%	07/01/2018	2,090	2,206,894
Florida (State of) Department of Education; Series 2006 A, Community College Capital Improvement RB (INS–NATL)(a)	5.00%	07/01/2018	1,335	1,353,276
Florida (State of) Department of Environmental Protection; Series 2014, Ref. Preservation RB	5.00%	07/01/2022	10,000	11,695,000
Florida (State of) Department of Transportation;
Series 2015 B, Ref. Turnpike RB	5.00%	07/01/2022	3,860	4,523,959
Series 2016 A, Ref. Turnpike RB	5.00%	07/01/2017	3,275	3,324,420
Series 2016 A, Ref. Turnpike RB	5.00%	07/01/2023	5,775	6,843,606
Florida (State of) Mid-Bay Bridge Authority;
Series 2015 A, Ref. RB	5.00%	10/01/2022	1,485	1,686,292
Series 2015 A, Ref. RB	5.00%	10/01/2023	1,000	1,144,180
Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 A, RB	4.00%	04/01/2017	500	501,540
Gulf Breeze (City of) (Local Government Loan Program); Series 1985 J, RB(h)	4.50%	12/01/2020	3,050	3,375,221
Hillsborough (County of) School Board;
Series 2015, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	10/01/2020	2,200	2,473,966
Series 2015, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	10/01/2021	1,700	1,954,456
Series 2015, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	10/01/2022	1,500	1,749,450
Kissimmee (City of) Utility Authority; Series 2003, Ref. Electric System RB (INS–AGM)(a)	5.00%	10/01/2017	5,500	5,637,335
Lakeland (City of) Department of Electric Utilities;
Series 2016, Ref. Energy System RB	5.00%	10/01/2017	295	302,475
Series 2016, Ref. Energy System RB	5.00%	10/01/2018	950	1,010,857
Manatee (County of) School District; Series 2017, Sales Tax RB (INS–AGM)(a)	5.00%	10/01/2024	2,600	3,071,978
Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/2028	750	808,020
Miami-Dade (County of) (Double-Barreled Aviation); Series 2010, Unlimited Tax GO Bonds	5.00%	07/01/2017	500	507,510
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(a)	5.00%	06/01/2018	1,000	1,047,600
Series 2009, Public Facilities RB (INS–AGC)(a)	5.50%	06/01/2029	2,455	2,650,565
Miami-Dade (County of) (Miami International Airport);
Series 2009 B, Aviation RB(b)(c)	5.00%	10/01/2019	1,000	1,099,500
Series 2009 B, Aviation RB(b)(c)	5.00%	10/01/2019	1,000	1,099,500
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2007 B, Ref. RB (INS–AMBAC)(a)	5.25%	04/01/2020	5,000	5,569,950
Miami-Dade (County of) Transit System Sales Surtax Revenue; Series 2015, Ref. RB	5.00%	07/01/2019	1,350	1,469,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Miami-Dade (County of);
Series 2008 C, Ref. Water & Sewer System RB(b)(c)	5.00%	10/01/2018	$1,500	$1,597,080
Series 2008 C, Ref. Water & Sewer System RB(b)(c)	5.13%	10/01/2018	1,525	1,626,702
Series 2008 C, Ref. Water & Sewer System RB(b)(c)	5.50%	10/01/2018	1,500	1,608,900
Series 2015, Ref. Water & Sewer System RB	5.00%	10/01/2024	23,000	27,492,590
Port St. Lucie (City of) (Municipal Complex); Series 2008, Ref. Master Lease Project COP(b)(c)	6.25%	09/01/2018	500	540,245
				158,791,808

Georgia–3.75%
Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	4.13%	11/01/2019	970	1,045,689
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.00%	11/01/2017	1,500	1,543,575
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.00%	11/01/2020	1,500	1,646,100
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.00%	11/01/2021	1,500	1,643,055
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.25%	11/01/2027	2,000	2,491,520
Burke (County of) Development Authority (Georgia Power Co. Plant Vogtle);
Series 1994, PCR(b)	2.20%	04/02/2019	1,000	1,015,820
Series 1994, PCR(b)	2.20%	04/02/2019	4,000	4,063,280
Series 2012, PCR(b)	1.75%	06/01/2017	6,450	6,461,739
Burke (County of) Development Authority (Oglethorpe Power Vogtle); Series 2013 A, PCR(b)	2.40%	04/01/2020	2,000	2,030,600
Clarke (County of) Hospital Authority (Piedmont Healthcare, Inc.); Series 2016 A, Ref. RAC	5.00%	07/01/2023	2,000	2,339,460
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	5.25%	09/01/2020	2,000	2,109,360
Fayette (County of) Hospital Authority (Fayette Community Hospital);
Series 2009 A, RAC	4.38%	06/15/2020	2,500	2,656,325
Series 2009 A, RAC	4.50%	06/15/2021	2,500	2,649,200
Floyd (County of) Development Authority (Georgia Power Company Hammond); Series 2010, Ref. RB(b)	2.35%	12/11/2020	5,000	5,039,500
Fulton (County of) Development Authority (Piedmont Healthcare, Inc.);
Series 2009 A, RB(b)(c)	5.00%	06/15/2019	2,830	3,083,511
Series 2016 A, Ref. RB	5.00%	07/01/2022	600	696,534
Series 2016 A, Ref. RB	5.00%	07/01/2023	600	700,482
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2012, Retirement Community RB	5.00%	11/15/2022	2,000	2,242,340
Gainesville (City of) & Hall (County of) Hospital Authority (Northeast Georgia Health System, Inc.); Series 2014 B, Ref. Floating Rate RB(b)(d)	1.59%	02/18/2020	8,100	8,068,491
Georgia (State of) Municipal Electric Authority; Series 2016 A, Ref. Project One Sub. RB	5.00%	01/01/2024	3,525	4,129,079
Glynn-Brunswick Memorial Hospital Authority;
Series 2008, RAC(b)(c)	5.00%	08/01/2018	900	952,587
Series 2008, RAC	5.00%	08/01/2020	100	105,566
Series 2008, RAC(b)(c)	5.25%	08/01/2018	900	955,764
Series 2008, RAC	5.25%	08/01/2023	100	104,980
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.25%	07/01/2029	2,000	2,140,800
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.);
Series 2009, RAC	4.00%	08/01/2019	635	675,056
Series 2009, RAC	5.00%	08/01/2024	1,260	1,360,183
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.);
Series 2010, RAC (INS–AGM)(a)	3.50%	08/01/2020	2,000	2,113,540
Series 2010, RAC (INS–AGM)(a)	5.00%	08/01/2021	1,500	1,669,545
Metropolitan Atlanta Rapid Transit Authority; Series 2000 B, Sales Tax Floating Rate Second Indenture RB(b)(d)	0.92%	07/01/2017	13,500	13,498,650
Monroe (County of) Development Authority (Georgia Power Co. Plant Sherer); Series 1995, PCR(b)	2.00%	06/13/2019	3,500	3,528,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Richmond (County of) Hospital Authority (University Health Services, Inc.);
Series 2009, RAC(b)(c)	5.25%	01/01/2019	$2,500	$2,694,325
Series 2016, Ref. RAC	5.00%	01/01/2022	1,000	1,147,710
Series 2016, Ref. RAC	5.00%	01/01/2023	1,000	1,161,600
Series 2016, Ref. RAC	5.00%	01/01/2024	1,000	1,167,240
Series 2016, Ref. RAC	5.00%	01/01/2025	1,500	1,764,315
Series 2016, Ref. RAC	5.00%	01/01/2026	1,000	1,181,520
South Regional Joint Development Authority (Valdosta State University Parking & Health Center);
Series 2007, RB(b)(c)	5.00%	02/01/2018	605	628,426
Series 2007, RB(b)(c)	5.00%	02/01/2018	1,490	1,547,693
Series 2007, RB(b)(c)	5.00%	02/01/2018	1,385	1,438,627
				95,492,452

Guam–0.30%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/2019	1,000	1,083,430
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/2020	2,070	2,288,675
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/2022	1,460	1,660,356
Guam (Territory of);
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2019	1,000	1,075,190
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2020	1,500	1,637,880
				7,745,531

Hawaii–0.37%
Hawaii (State of); Series 2016 FB, Unlimited Tax GO Bonds	5.00%	04/01/2024	7,925	9,473,624

Idaho–0.30%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	5.63%	12/01/2019	1,000	1,081,220
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2009 A, Grant & RAB	5.25%	07/15/2025	500	540,805
Regents of the University of Idaho;
Series 2007 B, General RB (INS–AGM)(a)(b)	4.50%	04/01/2018	1,760	1,820,650
Series 2011, Ref. General RB(b)	5.25%	04/01/2021	3,675	4,161,276
				7,603,951

Illinois–6.38%
Bolingbrook (Village of); Series 2010 A, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/2023	1,260	1,350,153
Chicago (City of) (Midway Airport);
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/2020	2,000	2,201,040
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/2019	400	427,900
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/2020	500	550,260
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/2022	1,800	2,057,796
Chicago (City of) (O’Hare International Airport);
Series 2010 C, Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/2021	1,025	1,131,826
Series 2015 B, Ref. RB	5.00%	01/01/2022	3,650	4,176,403
Series 2015 B, Ref. RB	5.00%	01/01/2023	5,000	5,793,100
Series 2016 C, Ref. General Airport Sr. Lien RB	5.00%	01/01/2023	1,475	1,708,964
Series 2016 C, Ref. General Airport Sr. Lien RB	5.00%	01/01/2024	1,800	2,099,790
Chicago (City of) Metropolitan Water Reclamation District;
Series 2016 B, Ref. Limited Tax GO Bonds	5.00%	12/01/2023	4,175	4,885,668
Series 2016 B, Ref. Limited Tax GO Bonds	5.00%	12/01/2024	4,265	5,018,839
Series 2016 B, Ref. Limited Tax GO Bonds	5.00%	12/01/2025	4,370	5,144,408
Series 2016 D, Limited Tax GO Bonds	5.00%	12/01/2023	1,755	2,053,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of) Transit Authority (FTA Section 5307 Urbanized Area Formula Funds);
Series 2015, Ref. Capital Grant Receipts RB	5.00%	06/01/2018	$4,500	$4,690,395
Series 2015, Ref. Capital Grant Receipts RB	5.00%	06/01/2021	8,000	8,871,680
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008 A, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/2023	2,500	2,613,125
Chicago (City of);
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2024	3,205	3,239,934
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2021	6,000	6,694,080
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2022	5,675	6,397,030
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2023	2,475	2,803,210
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2024	5,750	6,532,115
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2021	1,000	1,115,680
Cook (County of);
Series 2009 A, Ref. Unlimited Tax GO Bonds	5.00%	11/15/2019	2,015	2,181,358
Series 2009 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/2020	5,150	5,550,670
Cook County School District No. 144 (Prairie Hills); Series 2010 A, School Limited Tax GO Bonds(c)	4.25%	12/01/2020	555	614,707
DeKalb County Community Unit School District No. 428;
Series 2010, School Building Unlimited Tax CAB GO Bonds(e)	0.00%	01/01/2019	1,000	968,160
Series 2010, School Building Unlimited Tax CAB GO Bonds(e)	0.00%	01/01/2020	1,000	943,030
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2010 D, Ref. RB	5.00%	04/01/2020	1,200	1,286,352
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/2018	465	487,371
Illinois (State of) Finance Authority (Resurrection Health Care Corp.);
Series 1999 A, RB(c)	5.00%	05/15/2017	1,935	1,953,092
Series 1999 A, RB(c)	5.00%	05/15/2017	65	65,612
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.);
Series 2005, RB (INS–AGM)(a)	5.25%	03/01/2022	1,275	1,411,234
Series 2005, RB (INS–AGM)(a)	5.25%	03/01/2023	1,500	1,650,285
Illinois (State of) Finance Authority (Swedish Covenant Hospital);
Series 2016 A, Ref. RB	5.00%	08/15/2018	500	524,035
Series 2016 A, Ref. RB	5.00%	08/15/2019	500	536,765
Illinois (State of) Finance Authority (The Peoples Gas Light & Coke Company); Series 2010 B, Ref. Gas Supply RB(b)	1.88%	08/01/2020	7,000	7,059,570
Illinois (State of) Finance Authority (University Chicago Medical Center); Series 2012, Ref. RB	5.00%	08/15/2020	1,080	1,205,194
Illinois (State of) Finance Authority (University of Chicago Medical Center);
Series 2016 A, Ref. RB	5.00%	08/15/2023	1,075	1,253,805
Series 2016 A, Ref. RB	5.00%	08/15/2024	1,000	1,177,560
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Dedicated State Tax CAB RB (INS–NATL)(a)(e)	0.00%	12/15/2032	25,000	12,291,750
Series 2002, Dedicated State Tax Conv. CAB RB (INS–NATL)(a)(i)	5.70%	06/15/2025	4,000	4,457,880
Illinois (State of);
Series 2012, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2017	2,195	2,227,881
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2021	2,500	2,655,925
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2019	1,165	1,215,421
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2020	2,610	2,750,940
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2021	5,000	5,305,850
Kendall, Kane & Will Counties Community Unit School District No. 308; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	4.38%	10/01/2021	1,020	1,039,023
Northern Illinois Municipal Power Agency (Prairie State Power);
Series 2007 A, RB(b)(c)	5.00%	01/01/2018	1,000	1,035,580
Series 2016 A, Ref. RB	5.00%	12/01/2024	2,000	2,311,740
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2020	1,850	2,062,343
Series 2010, RB	5.50%	06/01/2023	1,500	1,695,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Springfield (City of);
Series 2015, Ref. Electric Sr. Lien RB	5.00%	03/01/2025	$4,705	$5,499,486
Series 2015, Ref. Sr. Lien Electric RB	5.00%	03/01/2023	2,000	2,307,160
St. Clair (County of) (Alternative Revenue Source);
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2019	375	409,538
Series 2009, Ref. Unlimited Tax GO Bonds(b)(c)	5.00%	10/01/2019	970	1,066,777
Series 2009, Ref. Unlimited Tax GO Bonds(c)	5.00%	10/01/2019	625	687,356
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2021	510	551,606
Will County Community Unit School District No. 365 (Valley View); Series 2011 B, Ref. Unlimited Tax GO Bonds	5.00%	11/01/2017	1,060	1,090,136
Will, Grundy, Etc. Counties Community College District No. 525 (Joliet Junior College);
Series 2008, Unlimited Tax GO Bonds(b)(c)	5.75%	06/01/2018	240	254,722
Series 2008, Unlimited Tax GO Bonds	5.75%	06/01/2027	1,195	1,260,080
				162,602,531

Indiana–3.07%
Clark-Pleasant Middle School Building Corp.; Series 2009, First Mortgage RB(b)(c)	5.00%	07/15/2019	1,000	1,092,230
Indiana (State of) Finance Authority (CWA Authority);
Series 2014-A, First Lien Wastewater Utility RB	5.00%	10/01/2018	410	436,265
Series 2014-A, First Lien Wastewater Utility RB	5.00%	10/01/2019	335	366,932
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2016 A, Ref. Hospital RB	5.00%	12/01/2024	8,400	9,962,820
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc.); Series 2008 G, Ref. VRD Health System RB (LOC–Wells Fargo Bank N.A.)(f)(g)	0.62%	09/01/2048	5,000	5,000,000
Indiana (State of) Finance Authority; Series 2016 C, Ref. Highway RB	5.00%	12/01/2025	7,000	8,471,120
Indiana (State of) Municipal Power Agency;
Series 2011 A, Power Supply System RB	5.00%	01/01/2021	250	282,540
Series 2011 A, Power Supply System RB	5.00%	01/01/2022	250	283,820
Indianapolis Local Public Improvement Bond Bank (Waterworks);
Series 2009 A, RB(b)(c)	5.25%	01/01/2019	200	215,662
Series 2009 A, RB (INS–AGC)(a)	5.25%	01/01/2029	840	903,050
Michigan City School Building Corp.;
Series 2016 A, Ref. RB (CEP–Colorado Higher Education Intercept Program)	4.00%	07/15/2019	1,085	1,145,652
Series 2016 A, Ref. RB (CEP–Colorado Higher Education Intercept Program)	5.00%	07/15/2020	1,140	1,260,874
Series 2016 A, Ref. RB (CEP–Colorado Higher Education Intercept Program)	5.00%	07/15/2022	5,710	6,521,619
Monroe County Community 1996 School Building Corp.; Series 2008, First Mortgage RB(b)(c)	5.13%	01/15/2019	2,285	2,461,196
Portage (City of) Redevelopment District; Series 2008, Ref. Tax Increment Allocation RB (INS–AGC)(a)	5.00%	01/15/2022	2,470	2,541,902
Purdue University;
Series 2016 CC, Ref. RB	5.00%	07/01/2023	3,115	3,716,039
Series 2016 CC, Ref. Student Fee RB	5.00%	07/01/2022	7,285	8,570,730
Rockport (City of) (Indiana Michigan Power Co.); Series 2009 A, Ref. PCR(b)	1.75%	06/01/2018	4,500	4,520,475
University of Southern Indiana; Series 2009 J, Student Fee RB (INS–AGC)(a)	5.00%	10/01/2023	400	432,740
Whiting (City of) (BP Products North America); Series 2008, Environmental Facilities RB(b)	1.85%	10/01/2019	20,000	20,044,600
				78,230,266

Iowa–0.56%
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB(b)(c)	5.38%	06/15/2020	1,825	2,067,104
Iowa (State of) Finance Authority (Iowa Health System);
Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/2018	1,000	1,037,160
Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/2019	500	536,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Iowa Student Loan Liquidity Corp.;
Series 2009 1, RB	5.25%	12/01/2017	$2,500	$2,571,925
Series 2009 1, RB	5.25%	12/01/2018	2,500	2,653,550
Series 2009 2, RB	5.40%	12/01/2023	2,500	2,657,125
Series 2009 3, RB	5.00%	12/01/2019	2,500	2,712,025
				14,235,354

Kansas–1.16%
Dodge City (City of); Series 2009, Sales Tax RB(b)(c)	5.00%	06/01/2019	1,000	1,087,990
Kansas (State of) Department of Transportation; Series 2015, Highway RB	5.00%	09/01/2025	5,725	6,979,176
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 D, Hospital RB(b)(c)	5.00%	11/15/2017	1,585	1,632,502
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/2024	500	542,545
Kansas (State of) Development Finance Authority;
Series 2015 G, RB	5.00%	04/01/2019	3,000	3,231,840
Series 2015 G, RB	5.00%	04/01/2027	5,000	5,687,800
Series 2015 G, RB	5.00%	04/01/2028	5,000	5,658,350
Wyandotte (County of) & Kansas City (City of) Unified Government;
Series 2014 A, Ref. & Improvement Utility System RB	4.00%	09/01/2017	2,085	2,119,694
Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/2021	2,345	2,688,191
				29,628,088

Kentucky–2.59%
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2006, Ref. Hospital RB(b)(c)	5.25%	02/01/2018	1,030	1,072,148
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB (INS–AGC)(a)	5.75%	12/01/2028	550	573,243
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010-A, Hospital RB	5.00%	06/01/2019	3,825	4,029,102
Series 2015, Ref. Hospital RB	5.00%	06/01/2018	1,100	1,135,640
Series 2015 B, Ref. Hospital RB	5.00%	06/01/2017	1,215	1,224,331
Kentucky (State of) Municipal Power Agency (Prairie State);
Series 2010 A, Power System RB (INS–AGM)(a)	5.00%	09/01/2021	5,860	6,511,573
Series 2010 A, Power System RB (INS–AGM)(a)	5.00%	09/01/2022	4,560	5,047,874
Series 2010 A, Power System RB (INS–AGM)(a)	5.00%	09/01/2023	1,000	1,103,410
Series 2015 B, Ref. Floating Rate Power System RB(b)(d)	2.04%	09/01/2018	3,000	2,999,340
Kentucky (State of) Municipal Power Agency;
Series 2015 A, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2026	2,000	2,294,080
Series 2015 A, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2027	3,380	3,861,549
Series 2015 A, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2028	2,870	3,254,379
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 A, Sub. Toll Revenue BAN	5.00%	07/01/2017	5,825	5,894,667
Kentucky (State of) Turnpike Authority (Revitalization); Series 2010 A, Ref. Economic Development Road RB	5.00%	07/01/2017	3,000	3,044,340
Louisville & Jefferson (Counties of), Kentucky Metropolitan Sewer District;
Series 2009 B, Sewer & Drainage System RB(b)(c)	5.00%	11/15/2019	5,890	6,502,030
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/2020	4,110	4,524,904
Louisville (City of) & Jefferson (County of) Metropolitan Government (Louisville Gas & Electric Co.);
Series 2005 A, PCR(b)	2.20%	08/01/2019	3,000	3,050,040
Series 2007 B, Ref. Environmental Facilities RB(b)	1.60%	06/01/2017	4,000	4,007,400
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.);
Series 2013 A, Health System RB	5.00%	10/01/2027	2,000	2,251,260
Series 2016 A, Ref. Health System RB	5.00%	10/01/2020	565	629,263
Series 2016 A, Ref. Health System RB	5.00%	10/01/2023	770	889,720
Paducah (City of) Electric Plant Board; Series 2009 A, RB(b)(c)	5.00%	04/01/2019	2,000	2,162,580
				66,062,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–3.02%
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 1998 B, Hospital RB(b)(c)	5.25%	01/01/2020	$1,000	$1,132,130
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (BRCC Facilities Corp.);
Series 2011, Ref. RB (INS–AGM)(a)	4.00%	12/01/2017	1,690	1,728,785
Series 2011, Ref. RB (INS–AGM)(a)	4.00%	12/01/2018	1,775	1,860,395
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Caddo/Bossier Parishes Port Commission); Series 2010, Ref. RB (INS–AGM)(a)	4.00%	04/01/2018	1,600	1,649,760
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (City of Lake Charles); Series 2009, Ref. RB (INS–AGC)(a)	4.00%	04/01/2018	1,555	1,606,470
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, Ref. RB	5.00%	04/01/2018	1,000	1,044,660
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System Facilities Corp.); Series 2009 B, RB (INS–AGC)(a)	5.00%	10/01/2026	1,500	1,628,340
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS–AGC)(a)	5.00%	02/01/2029	1,000	1,084,480
Louisiana (State of) Public Facilities Authority (Black & Gold Facilities); Series 2007 A, RB(b)(c)	5.00%	07/01/2017	500	507,425
Louisiana (State of) Public Facilities Authority (CHRISTUS Health);
Series 2008, Ref. RB (INS–AGC)(a)	5.75%	07/01/2018	245	253,075
Series 2009 A, Ref. RB	5.25%	07/01/2020	1,000	1,121,410
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program); Series 2007, RB(b)(c)	5.00%	06/01/2017	1,000	1,011,060
Louisiana Citizens Property Insurance Corp.;
Series 2006 C-3, Assessment RB(b)(c)	6.13%	06/01/2018	1,550	1,653,106
Series 2015, Ref. RB (INS–AGM)(a)	5.00%	06/01/2018	5,000	5,238,750
Series 2015, Ref. RB (INS–AGM)(a)	5.00%	06/01/2022	12,875	14,868,951
Louisiana State University & Agricultural & Mechanical College Board of Supervisors;
Series 2016 A, Ref. Auxiliary RB	5.00%	07/01/2018	1,000	1,051,780
Series 2016 A, Ref. Auxiliary RB	5.00%	07/01/2023	3,250	3,753,620
Series 2016 A, Ref. Auxiliary RB	5.00%	07/01/2024	2,000	2,321,060
New Orleans (City of) Aviation Board (Consolidated Rental Car);
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.25%	01/01/2018	1,575	1,622,297
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.50%	01/01/2019	1,100	1,172,545
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.75%	01/01/2020	1,890	2,020,315
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	6.00%	01/01/2025	1,000	1,069,680
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	5.00%	01/01/2019	500	533,645
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	6.00%	01/01/2023	1,025	1,109,624
New Orleans (City of);
Series 2009, Ref. Sewerage Service RB(b)(c)	6.25%	06/01/2019	1,000	1,116,530
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2018	500	524,260
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2019	700	757,197
Series 2014, Ref. Water RB	5.00%	12/01/2019	1,000	1,092,530
Series 2015, Ref. Unlimited Tax GO Bonds	4.00%	12/01/2017	750	767,753
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2022	500	579,735
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2023	500	582,385
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2024	1,000	1,168,350
Series 2015, Sewerage Service RB	5.00%	06/01/2023	700	806,372
Series 2015, Sewerage Service RB	5.00%	06/01/2024	400	463,924
Series 2015, Sewerage Service RB	5.00%	06/01/2025	500	583,730
Series 2015, Sewerage Service RB	5.00%	06/01/2026	250	289,478
Series 2015, Sewerage Service RB	5.00%	06/01/2027	350	402,420
Series 2015, Water System RB	5.00%	12/01/2023	600	693,216
Series 2015, Water System RB	5.00%	12/01/2024	750	869,745
Series 2015, Water System RB	5.00%	12/01/2025	825	957,998
Series 2015, Water System RB	5.00%	12/01/2026	500	576,740
Series 2015, Water System RB	5.00%	12/01/2027	750	858,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Plaquemines (Parish of) Law Enforcement District; Series 2009, Limited Tax GO Bonds	4.50%	09/01/2017	$470	$478,070
St. Charles (Parish of) (Valero Energy Corp.); Series 2010, Gulf Opportunity Zone RB(b)	4.00%	06/01/2022	2,865	3,005,872
Terrebonne (Parish of) Hospital Service District No. 1 (Terrebonne General Medical Center); Series 2010, Ref. RB	4.00%	04/01/2020	1,000	1,074,450
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/2019	2,540	2,699,360
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/2022	5,000	5,611,200
				77,003,001

Maine–0.10%
Lewiston (City of) (UBS Financial Services, Inc.);
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(a)	5.00%	12/15/2019	750	752,820
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(a)	5.00%	12/15/2020	870	873,254
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(a)	5.50%	12/15/2023	950	953,952
				2,580,026

Maryland–0.43%
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Hospital); Series 2015, Ref. Floating Rate RB(b)(d)	1.07%	05/15/2018	3,000	3,002,010
Maryland (State of) Health & Higher Educational Facilities Authority (Lifebridge Health);
Series 2008, RB(b)(c)	5.00%	07/01/2017	145	147,158
Series 2008, RB(b)(c)	5.00%	07/01/2017	145	147,158
Series 2008, RB	5.00%	07/01/2018	855	866,713
Series 2008, RB (INS–AGC)(a)	5.00%	07/01/2020	855	866,799
Washington Suburban Sanitary District; Second Series 2016, Consolidated Public Improvement Unlimited Tax GO Bonds	5.00%	06/01/2024	4,955	5,985,838
				11,015,676

Massachusetts–1.73%
Massachusetts (State of) Bay Transportation Authority; Series 2016 A, Ref. Sr. Sales Tax CAB RB(e)	0.00%	07/01/2029	16,170	10,912,001
Massachusetts (State of) Department of Transportation; Series 2010 B, Sr. Metropolitan Highway System RB	5.00%	01/01/2018	5,400	5,588,892
Massachusetts (State of) Development Finance Agency (Berklee College of Music);
Series 2016, Ref. RB	5.00%	10/01/2022	300	348,936
Series 2016, Ref. RB	5.00%	10/01/2023	400	468,568
Series 2016, Ref. RB	5.00%	10/01/2024	400	472,612
Massachusetts (State of) Development Finance Agency (Boston Medical Center);
Series 2016 E, Ref. RB	5.00%	07/01/2022	850	964,504
Series 2016 E, Ref. RB	5.00%	07/01/2023	1,365	1,554,094
Series 2016 E, Ref. RB	5.00%	07/01/2024	1,000	1,140,430
Series 2016 E, Ref. RB	5.00%	07/01/2025	500	569,350
Series 2016 E, Ref. RB	5.00%	07/01/2026	1,090	1,239,297
Massachusetts (State of) Development Finance Agency (Cape Cod Healthcare Obligated Group); Series 2004 D, RB(c)	4.00%	11/15/2017	730	747,279
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2016 A, Ref. RB	5.00%	07/15/2021	3,700	4,278,162
Massachusetts (State of) Development Finance Agency (International Charter School);
Series 2015, Ref. RB	4.00%	04/15/2020	215	221,906
Series 2015, Ref. RB	5.00%	04/15/2025	750	811,080
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2009 A, RB(b)(c)	5.00%	07/01/2019	1,095	1,195,313
Massachusetts (State of) Development Finance Agency (Partners HealthCare System); Series 2014 M, Floating Rate RB(b)(d)	1.19%	01/30/2018	8,720	8,719,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (South Shore Hospital);
Series 2016 I, Ref. RB	5.00%	07/01/2021	$500	$567,865
Series 2016 I, Ref. RB	5.00%	07/01/2022	600	689,940
Series 2016 I, Ref. RB	5.00%	07/01/2023	625	726,250
Series 2016 I, Ref. RB	5.00%	07/01/2024	550	640,288
Series 2016 I, Ref. RB	5.00%	07/01/2025	500	585,375
Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2009 A, Ref. RB	6.00%	07/01/2024	1,500	1,648,155
				44,090,035

Michigan–5.44%
Marquette (City of) Board of Light and Power;
Series 2016 A, Ref. Electric Utility System RB	5.00%	07/01/2021	250	283,597
Series 2016 A, Ref. Electric Utility System RB	5.00%	07/01/2022	1,435	1,651,671
Series 2016 A, Ref. Electric Utility System RB	5.00%	07/01/2023	400	463,132
Series 2016 A, Ref. Electric Utility System RB	5.00%	07/01/2024	505	589,007
Michigan (State of) Building Authority (Facilities Program);
Series 2009 I, Ref. RB (INS–AGC)(a)	5.00%	10/15/2023	7,150	7,792,928
Series 2009 I, Ref. RB (INS–AGC)(a)	5.25%	10/15/2024	1,040	1,138,779
Series 2009 II, RB (INS–AGM)(a)	5.00%	10/15/2021	1,180	1,288,666
Series 2009 II, RB (INS–AGM)(a)	5.00%	10/15/2022	520	567,320
Series 2015 I, Ref. RB	5.00%	04/15/2019	1,750	1,892,520
Series 2016 I, Ref. RB	5.00%	04/15/2018	2,935	3,070,979
Series 2016 I, Ref. RB	5.00%	04/15/2024	1,520	1,790,454
Michigan (State of) Finance Authority (Ascension Senior Credit Group); Series 2016 E-1, Ref. RB(b)	1.10%	08/15/2019	1,500	1,492,035
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2020	3,500	3,879,610
Series 2014 D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2021	4,000	4,521,440
Series 2014 D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2022	10,000	11,452,600
Michigan (State of) Finance Authority (Henry Ford Health System);
Series 2016, Ref. RB	5.00%	11/15/2023	2,000	2,308,400
Series 2016, Ref. RB	5.00%	11/15/2024	2,200	2,547,468
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014, Ref. RB	3.88%	10/01/2023	2,000	2,069,980
Michigan (State of) Finance Authority (Mclaren Health Care);
Series 2015 D-1, Ref. Floating Rate Hospital RB(b)(d)	1.13%	10/15/2018	9,440	9,392,894
Series 2015 D-2, Ref. Floating Rate Hospital RB(b)(d)	1.28%	10/15/2020	10,000	9,879,400
Michigan (State of) Finance Authority (Trinity Health); Series 2015, Floating Rate Hospital RB(b)(d)	1.06%	12/01/2020	10,000	9,852,600
Michigan (State of) Finance Authority;
Series 2014 H-1, Ref. RB	5.00%	10/01/2018	1,135	1,200,274
Series 2014 H-1, Ref. RB	5.00%	10/01/2019	850	923,967
Michigan (State of) Hospital Finance Authority (Henry Ford Health System);
Series 2009, Ref. RB(c)	5.00%	11/15/2019	1,500	1,654,170
Series 2009, Ref. RB(c)	5.50%	11/15/2018	1,000	1,077,730
Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.); Series 2008 A, Ref. RB(c)	5.25%	05/15/2018	1,100	1,158,531
Michigan (State of) Municipal Bond Authority (Local Government Loan Program);
Series 2009 A, City of Grand Rapids Downtown Development RB	5.00%	05/01/2021	1,515	1,644,017
Series 2009 A, City of Grand Rapids Downtown Development RB	5.13%	05/01/2023	300	326,355
Series 2009 A, City of Grand Rapids Downtown Development RB	5.25%	05/01/2024	500	545,265
Michigan (State of) Strategic Fund (Detroit Edison Co. Pollution Control Bonds); Series 1991, Ref. Limited Obligation RB (INS–AMBAC)(a)	7.00%	05/01/2021	8,520	10,260,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of);
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/2019	$3,000	$3,308,340
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/2023	1,500	1,632,705
Series 2016, Ref. Grant Anticipation RB	5.00%	03/15/2023	3,200	3,730,720
Series 2016, Ref. Grant Anticipation RB	5.00%	03/15/2024	10,000	11,710,100
Regents of the University of Michigan;
Series 2012 E, Floating Rate RB(b)(d)	1.07%	04/02/2018	5,785	5,775,802
Series 2017 A, Ref. RB	5.00%	04/01/2024	3,480	4,177,844
Royal Oak (City of) Hospital Finance Authority (William Beaumont Hospital Obligated Group);
Series 2009 V, RB(b)(c)	8.25%	09/01/2018	3,765	4,176,402
Series 2009 W, Ref. RB(c)	5.25%	08/01/2017	2,000	2,039,220
Series 2009 W, Ref. RB(c)	5.50%	08/01/2019	1,775	1,962,191
Wayne State University Board of Governors; Series 2009 A, Ref. General RB	5.00%	11/15/2017	2,000	2,059,720
Ypsilanti School District; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	05/01/2018	1,270	1,329,385
				138,619,195

Minnesota–0.63%
Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Children’s Health Care);
Series 1995 B, Health Care RB (INS–AGM)(a)	5.00%	08/15/2019	1,400	1,523,074
Series 1995 B, Health Care RB (INS–AGM)(a)	5.00%	08/15/2021	1,350	1,506,370
Series 2010 A, Health Care Facilities RB	5.00%	08/15/2020	730	817,775
Minneapolis & St. Paul (Cities of) Metropolitan Airports Commission;
Series 2009 A, Ref. Sr. RB	5.00%	01/01/2020	1,000	1,071,850
Series 2011, Ref. RB	5.00%	01/01/2020	1,500	1,655,640
Series 2011, Ref. RB	5.00%	01/01/2021	1,240	1,404,387
Series 2016 C, Sr. Airport RB	4.00%	01/01/2021	175	191,683
Series 2016 C, Sr. Airport RB	5.00%	01/01/2022	250	288,687
Series 2016 C, Sr. Airport RB	5.00%	01/01/2023	225	263,660
Series 2016 C, Sr. Airport RB	5.00%	01/01/2024	200	236,918
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group);
Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	4.00%	02/15/2020	1,500	1,612,050
Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/2021	1,500	1,652,670
Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas);
Series 2009 Seven-A, RB	4.50%	10/01/2022	1,000	1,067,920
Series 2009 Six-X, RB(b)(c)	5.00%	04/01/2017	500	502,025
Minnesota (State of) Housing Finance Agency;
Series 2009 A, Residential RB	5.20%	01/01/2023	20	20,781
Series 2009 B, Residential RB	5.45%	07/01/2024	30	30,199
St. Paul (City of) Housing & Redevelopment Authority (Gillette Children’s Specialty Healthcare); Series 2009, Health Care RB	5.25%	02/01/2021	2,175	2,321,356
				16,167,045

Mississippi–0.22%
Alcorn State University Educational Building Corp. (Student Housing); Series 2009 A, RB(b)(c)	4.63%	09/01/2019	1,695	1,844,025
Mississippi (State of) Development Bank (Jackson County Limited Tax Note); Series 2009, Special Obligation RB (INS–AGC)(a)	5.00%	07/01/2024	1,000	1,072,680
Mississippi (State of) Development Bank (Lowndes County Industrial Development); Series 2007, Special Obligation RB(b)(c)	5.00%	07/01/2017	1,160	1,177,017
Mississippi (State of) Development Bank; Series 2007 A, Special Obligation RB (INS–AMBAC)(a)	5.00%	07/01/2017	1,585	1,606,936
				5,700,658

Missouri–0.72%
Cass (County of); Series 2007, Hospital RB(c)	5.00%	05/01/2017	500	501,780
Kansas City (City of); Series 2010 B, Ref. Special Obligation RB	4.13%	01/01/2021	2,000	2,137,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Ladue School District;
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds(h)	5.00%	03/01/2025	$695	$695,257
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	5.00%	03/01/2025	555	555,206
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care);
Series 2010 B, Health Facilities RB	5.00%	06/01/2019	1,000	1,083,650
Series 2010 B, Health Facilities RB	5.00%	06/01/2021	4,645	5,179,082
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2010 A, RB	5.00%	11/15/2020	1,000	1,129,050
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. Power Project RB	5.00%	06/01/2027	2,600	3,015,064
Series 2015 A, Ref. Power Project RB	5.00%	12/01/2027	1,140	1,318,786
St. Louis (City of) (Lambert-St. Louis International Airport); Series 2007 A, Ref. Airport RB (INS–AGM)(a)	5.00%	07/01/2020	1,125	1,140,671
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, Senior Living Facilities RB	5.00%	09/01/2023	1,385	1,569,787
				18,325,733

Montana–0.19%
Montana (State of) Facility Finance Authority (Master Loan Program — Glendive Medical Center, Inc.); Series 2008 A, Health Care Facilities RB (CEP–State of Montana Board of Investments)	4.63%	07/01/2018	1,010	1,059,773
Montana (State of) Facility Finance Authority (Sisters of Charity of Leavenworth Health System);
Series 2010 B, Ref. RB	4.00%	01/01/2020	1,000	1,075,650
Series 2010 B, Ref. RB	5.00%	01/01/2019	2,500	2,678,200
				4,813,623

Nebraska–0.67%
Central Plains Energy Project (No. 1); Series 2007 A, Gas Project RB	5.25%	12/01/2018	1,585	1,689,436
Central Plains Energy Project (No. 3); Series 2012, Gas Project RB	5.00%	09/01/2022	3,420	3,876,228
Lincoln (City of); Series 2012, Ref. Electric System RB	5.00%	09/01/2023	1,250	1,459,575
Nebraska (State of) Municipal Energy Agency;
Series 2016 A, Ref. Power Supply System RB	5.00%	04/01/2022	500	576,725
Series 2016 A, Ref. Power Supply System RB	5.00%	04/01/2024	825	966,595
Series 2016 A, Ref. Power Supply System RB	5.00%	04/01/2025	1,300	1,534,923
Series 2016 A, Ref. Power Supply System RB	5.00%	04/01/2026	1,000	1,191,210
Series 2016 A, Ref. Power Supply System RB	5.00%	04/01/2027	785	929,566
Nebraska (State of) Public Power District;
Series 2016 A, Ref. RB	5.00%	01/01/2025	1,570	1,861,376
Series 2016 B, Ref. RB	5.00%	01/01/2019	2,685	2,877,917
				16,963,551

Nevada–1.91%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2015, Ref. Passenger Facility Charge RB	5.00%	07/01/2019	1,875	2,039,006
Series 2015, Ref. Passenger Facility Charge RB	5.00%	07/01/2022	2,000	2,315,720
Clark (County of) Department of Aviation; Series 2014 B, Airport RB	5.00%	07/01/2018	7,200	7,589,736
Clark (County of);
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/2022	1,000	1,093,200
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/2023	4,000	4,369,880
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/2024	1,855	2,025,178
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/2025	1,500	1,636,875
Sr. Series 2010 D, Airport System RB	4.00%	07/01/2017	2,000	2,023,020
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/2024	4,100	4,418,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–(continued)
Nevada (State of);
Series 2016, Ref. Highway Improvement RB	5.00%	12/01/2023	$4,605	$5,509,975
Series 2016, Ref. Highway Improvement RB	5.00%	12/01/2024	10,740	12,957,917
Reno (City of) (Washoe Medical Center);
Series 2004 C, Hospital RB (INS–AGM)(a)	5.00%	06/01/2017	1,365	1,379,551
Series 2005 A, Hospital RB (INS–AGM)(a)	5.25%	06/01/2017	1,300	1,314,794
				48,673,053

New Hampshire–0.09%
New Hampshire (State of) Health & Education Facilities Authority (Concord Hospital);
Series 2011, RB	5.25%	10/01/2025	525	587,611
Series 2011, RB	5.50%	10/01/2026	510	574,082
New Hampshire (State of) Housing Finance Authority;
Series 2008 E, Single Family Mortgage Acquisition RB	5.05%	07/01/2023	240	244,822
Series 2008 E, Single Family Mortgage Acquisition RB	5.30%	07/01/2028	145	148,393
Series 2009 A, Single Family Mortgage Acquisition RB	5.13%	07/01/2029	585	611,898
				2,166,806

New Jersey–4.37%
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC–Montclair State University Student Housing);
Series 2010 A, RB	5.00%	06/01/2021	1,500	1,612,770
Series 2010 A, RB	5.25%	06/01/2020	1,295	1,407,626
New Jersey (State of) Economic Development Authority (School Facilities Construction);
Series 2010, Ref. RB(c)	5.00%	12/15/2017	63	65,114
Series 2010, Ref. RB(c)	5.00%	12/15/2017	1,487	1,536,889
New Jersey (State of) Economic Development Authority;
Series 2012, Ref. Cigarette Tax RB	5.00%	06/15/2018	5,600	5,813,640
Series 2012, Ref. RB	5.00%	06/15/2019	1,000	1,058,570
Series 2012, Ref. RB	5.00%	06/15/2022	1,500	1,642,725
New Jersey (State of) Educational Facilities Authority (Montclair State University); Series 2016 B, Ref. RB	5.00%	07/01/2023	1,515	1,754,597
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, Transportation System RB (INS–AGC)(a)	5.50%	12/15/2021	6,000	6,813,660
Series 2006 A, Transportation System RB (INS–AGM)(a)	5.25%	12/15/2021	1,820	2,046,353
Series 2010 D, Transportation System RB	5.25%	12/15/2023	3,305	3,601,293
Series 2011 B, Transportation System RB	5.00%	06/15/2019	1,000	1,052,570
Series 2011 B, Transportation System RB	5.00%	06/15/2020	1,000	1,061,590
Series 2011 B, Transportation System RB	5.00%	06/15/2021	1,000	1,071,150
Series 2013 A, Transportation System RB	5.00%	12/15/2017	5,950	6,106,426
Series 2013 AA, Transportation Program RB	5.00%	06/15/2021	6,000	6,426,900
Series 2014, Floating Rate Transportation Program RN(b)(d)	1.64%	12/15/2019	2,000	1,967,020
Subseries 2016 A-1, Federal Highway Reimbursement RN	5.00%	06/15/2024	4,500	4,917,915
Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2024	14,700	15,146,586
New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/2020	2,000	2,135,720
Series 2009 H, RB	5.00%	01/01/2021	2,000	2,134,200
Series 2013 D, Floating Rate RB(b)(d)	1.32%	01/01/2018	4,000	4,002,840
Series 2013 E, Floating Rate RB(b)(d)	1.32%	01/01/2018	3,000	3,002,130
Series 2014-B-3, Floating Rate RB(b)(d)	1.09%	01/01/2018	2,750	2,752,943
New Jersey Transit Corp.;
Series 2014 A, Grant Anticipation RB	5.00%	09/15/2017	5,000	5,107,700
Series 2014 A, Grant Anticipation RB	5.00%	09/15/2018	5,000	5,233,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
Newark (City of) Housing Authority;
Series 2009, City-Secured Police Facility RB(b)(c)	5.00%	12/01/2019	$770	$850,942
Series 2009, City-Secured Police Facility RB (INS–AGC)(a)	5.00%	12/01/2021	360	391,327
Passaic Valley Sewage Commissioners;
Series 2016 H, Ref. Sewer System RB (INS–AGM)(a)	5.00%	12/01/2018	5,485	5,853,208
Series 2016 H, Ref. Sewer System RB (INS–AGM)(a)	5.00%	12/01/2022	5,795	6,710,030
Series 2016 H, Ref. Sewer System RB (INS–AGM)(a)	5.00%	12/01/2023	4,190	4,892,035
Series 2016 H, Ref. Sewer System RB (INS–AGM)(a)	5.00%	12/01/2025	2,675	3,156,099
				111,326,168

New Mexico–0.61%
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/2022	3,420	3,538,093
New Mexico (State of) Municipal Energy Acquisition Authority; Subseries 2014 B, Gas Supply Floating Rate RB(b)(d)	1.27%	08/01/2019	12,000	11,953,320
				15,491,413

New York–7.44%
Babylon (Town of) Industrial Development Agency (Covanta Babylon, Inc.);
Series 2009 A, Resource Recovery RB	5.00%	01/01/2018	445	460,717
Series 2009 A, Resource Recovery RB	5.00%	01/01/2019	365	389,769
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2016 A, Ref. PILOT RB	5.00%	07/15/2023	1,200	1,366,128
Series 2016 A, Ref. PILOT RB	5.00%	07/15/2024	1,500	1,715,040
Series 2016 A, Ref. PILOT RB	5.00%	07/15/2025	2,000	2,292,520
Long Island (City of) Power Authority;
Series 2014 C, Ref. Floating Rate General RN(b)(d)	1.20%	11/01/2018	7,000	7,000,420
Series 2015 C, Ref. Floating Rate General RB(b)(d)	1.37%	11/01/2018	1,500	1,505,775
Metropolitan Transportation Authority;
Series 2005 B, RB (INS–NATL)(a)	5.25%	11/15/2018	2,445	2,624,903
Subseries 2012 A-2, Transportation Floating Rate RB(b)(d)	1.22%	06/01/2019	17,000	17,052,870
Subseries 2014 D-2, SIFMA Floating Rate Transportation RB(b)(d)	1.00%	11/15/2017	8,000	7,994,240
Nassau (County of) Industrial Development Agency (New York Institute of Technology);
Series 2000 A, Ref. Civic Facility RB(c)	5.25%	03/01/2017	930	930,363
Series 2000 A, Ref. Civic Facility RB(c)	5.25%	03/01/2019	1,585	1,718,631
New York (City of) Industrial Development Agency (Yankee Stadium);
Series 2006, PILOT Floating Rate RB (INS–FGIC)(a)(d)	2.95%	03/01/2025	1,025	975,134
Series 2006, PILOT Floating Rate RB (INS–FGIC)(a)(d)	2.96%	03/01/2026	2,725	2,568,231
Series 2006, PILOT Floating Rate RB (INS–FGIC)(a)(d)	2.97%	03/01/2027	5,500	5,147,285
New York (City of) Transitional Finance Authority;
Series 2011 E, Future Tax Sec. Sub. RB	5.00%	11/01/2018	3,800	4,057,260
Subseries 2014 C, Future Tax Sec. RB	5.00%	11/01/2023	5,000	5,979,300
New York (City of);
Series 2013 G, Unlimited Tax GO Bonds	5.00%	08/01/2019	2,910	3,182,754
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2020	5,365	6,032,889
Series 2014 B, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2020	5,945	6,685,093
Series 2014 J, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2019	10,000	10,937,300
Subseries 2008 J-1, Unlimited Tax GO Bonds	5.00%	08/01/2017	750	763,823
Subseries 2008 J-4, Floating Rate Unlimited Tax GO Bonds(d)	1.19%	08/01/2025	3,250	3,250,130
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2010 A, RB	5.00%	07/01/2019	500	541,920
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University);
Series 2009, RB(b)(c)	5.13%	07/01/2019	2,030	2,221,327
Series 2009, RB(b)(c)	5.50%	07/01/2019	2,925	3,225,982
New York (State of) Dormitory Authority (NYU Hospitals Center);
Series 2016 A, Ref. RB	5.00%	07/01/2023	3,500	4,087,265
Series 2016 A, Ref. RB	5.00%	07/01/2024	3,500	4,120,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Personal Income Tax); Series 2015 E, Ref. RB	5.00%	03/15/2023	$6,435	$7,617,882
New York (State of) Dormitory Authority (School Districts Financing Program); Series 2008 D, RB(b)(c)	5.75%	10/01/2018	1,000	1,076,710
New York (State of) Dormitory Authority; Series 2009 D, State Personal Income Tax RB	5.00%	06/15/2020	10,000	10,922,000
New York (State of) Thruway Authority; Series 2013 A, Jr. General RB	5.00%	05/01/2019	10,000	10,821,500
New York City Housing Development Corp. (Monteflore Medical Center); Series 1993 A, VRD Residential Special Obligation RB (LOC-JPMorgan Chase Bank, N.A.)(f)(g)	0.64%	05/01/2030	250	250,000
New York State Urban Development Corp.; Series 2015 A, Ref. Personal Income Tax RB	5.00%	03/15/2023	10,000	11,838,200
Niagara Falls (City of) Bridge Commission; Series 1993 A, Toll Bridge System RB (INS–AGC)(a)	4.00%	10/01/2019	660	692,974
Tobacco Settlement Financing Corp.; Series 2011 A, Asset-Backed RB	4.00%	06/01/2017	4,000	4,034,720
Triborough Bridge & Tunnel Authority;
Series 2017 B, Ref. General RB	5.00%	11/15/2024	1,100	1,326,380
Subseries 2014 ABCD-4, Ref. Floating Rate RB (INS–AGM)(a)(d)	0.99%	01/01/2018	6,500	6,499,480
Subseries 2016 B-4A, Ref. Floating Rate General RB(b)(d)	1.22%	02/01/2021	13,600	13,505,752
TSASC, Inc.;
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2024	4,500	5,198,760
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2025	5,000	5,815,850
Yonkers (City of);
Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	11/15/2020	655	736,744
Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	11/15/2022	500	559,825
				189,724,571

North Carolina–0.81%
Charlotte (City of) & Mecklenburg (County of) Hospital Authority (Carolinas HealthCare System); Series 2009 A, Ref. Health Care RB	5.00%	01/15/2020	3,500	3,758,510
North Carolina (State of) Eastern Municipal Power Agency; Series 2008 C, Power System RB(c)	6.00%	01/01/2019	135	143,813
North Carolina (State of) Medical Care Commission (Wake Forest Baptist); Series 2012, Ref. Floating Rate Health Care Facilities RB(b)(d)	1.38%	12/01/2017	3,800	3,793,312
North Carolina (State of) Municipal Power Agency #1 (Catawba);
Series 2015 A, Ref. Electric RB	5.00%	01/01/2024	5,000	5,853,400
Series 2015 A, Ref. Electric RB	5.00%	01/01/2028	1,615	1,906,766
Series 2015 B, Ref. Electric RB	5.00%	01/01/2022	1,875	2,152,912
North Carolina (State of); Series 2011, Vehicle Grant Anticipation RB(b)	4.00%	03/01/2018	2,000	2,030,960
Oak Island (Town of); Series 2008 A, Enterprise System RB(b)(c)	5.00%	06/01/2018	1,065	1,120,465
				20,760,138

Ohio–2.64%
Akron (City of); Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(a)	5.00%	03/01/2018	2,010	2,088,611
Allen (County of) (Catholic Healthcare Partners);
Series 2010 B, Hospital Facilities RB	5.00%	09/01/2018	2,000	2,114,080
Series 2010 B, Hospital Facilities RB	5.00%	09/01/2020	2,920	3,254,895
American Municipal Power, Inc. (Combined Hydroelectric);
Series 2016 A, Ref. RB	5.00%	02/15/2023	1,740	2,032,233
Series 2016 A, Ref. RB	5.00%	02/15/2024	750	884,707
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB(b)(c)	5.00%	02/15/2020	2,850	3,169,285
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/2017	1,985	2,003,520
Cleveland (City of);
Series 2006 A, Airport System RB (INS–AMBAC)(a)	5.25%	01/01/2021	3,980	4,462,177
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2018	2,000	2,063,940
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2019	2,000	2,131,180
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2020	4,000	4,244,240
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2023	2,000	2,121,000
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2027	1,000	1,060,500
Series 2011 A, Airport System RB	5.00%	01/01/2022	2,315	2,552,473
Series 2016 A, Ref. Airport System RB (INS–AGM)(a)	5.00%	01/01/2020	450	492,989

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/2023	$1,500	$1,733,835
Hancock (County of) (Blanchard Valley Regional Health Center);
Series 2011 A, Hospital Facilities RB	5.00%	12/01/2018	170	180,809
Series 2011 A, Hospital Facilities RB	5.75%	12/01/2026	250	283,445
Lancaster Port Authority; Series 2014, Gas Supply Ref. Floating Rate RB(b)(d)	1.24%	08/01/2019	11,000	10,909,360
Ohio (State of) (Case Western Reserve University); Series 2016, Ref. Higher Education Facility RB	5.00%	12/01/2023	1,750	2,053,975
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2009 B-1, Hospital RB	4.75%	01/01/2020	3,000	3,208,170
Series 2009 B-1, Hospital RB	4.75%	01/01/2021	1,000	1,067,680
Series 2009 B-1, Hospital RB	5.00%	01/01/2022	1,000	1,069,560
Series 2011 B-1, Ref. Hospital RB	5.00%	01/01/2024	1,000	1,125,380
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/2018	9,750	9,053,070
Ohio (State of); Series 2009 A II, Parks & Recreation Capital Facilities RB	5.00%	12/01/2019	1,825	2,009,763
				67,370,877

Oklahoma–0.76%
Grand River Dam Authority;
Series 2016 A, Ref. RB	5.00%	06/01/2023	3,000	3,529,170
Series 2016 A, Ref. RB	5.00%	06/01/2024	4,000	4,733,920
Oklahoma (County of) Finance Authority (Western Heights Public Schools); Series 2009, Educational Facilities Lease RB	4.50%	09/01/2019	2,000	2,150,040
Oklahoma (State of) Capitol Improvement Authority; Series 2016, Highway Capital Improvement RB	5.00%	07/01/2025	2,000	2,388,460
Oklahoma (State of) Development Finance Authority (Oklahoma State System of Higher Education); Series 2009 A, Master Real Property Lease RB	4.00%	06/01/2020	1,000	1,059,000
Oklahoma (State of) Industries Authority (Oklahoma Medical Research Foundation); Series 2008, RB(b)(c)	5.50%	07/01/2018	1,280	1,359,040
Oklahoma (State of) Municipal Power Authority;
Series 2008 A, Power Supply System RB	5.25%	01/01/2018	300	310,758
Series 2008 A, Power Supply System RB(b)(c)	5.38%	01/01/2018	250	259,680
Series 2008 A, Power Supply System RB(b)(c)	5.88%	01/01/2018	250	260,728
Okmulgee (City of) Municipal Authority; Series 2009 A, Utility System & Sales Tax RB	4.00%	12/01/2019	2,165	2,276,021
Tulsa (County of) Industrial Authority; Series 2005 A, Capital Improvements RB	4.00%	05/15/2017	1,000	1,007,270
				19,334,087

Oregon–0.36%
Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB(b)(c)	5.00%	04/01/2019	500	540,805
Oregon (State of) Facilities Authority (Legacy Health);
Series 2016 A, Ref. RB	5.00%	06/01/2023	500	581,985
Series 2016 A, Ref. RB	5.00%	06/01/2024	1,000	1,175,430
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/2029	1,000	1,090,810
Salem-Keizer School District No. 24J; Series 2009 B, Unlimited Tax CAB GO Bonds (CEP–Oregon School Bond Guaranty)(e)	0.00%	06/15/2023	2,500	2,170,675
Tri-County Metropolitan Transportation District; Series 2011 A, Capital Grant Receipt RB	5.00%	10/01/2017	3,400	3,485,748
				9,045,453

Pennsylvania–4.86%
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB	5.00%	12/01/2020	2,500	2,812,000
Bethel Park School District; Series 2009, Limited Tax GO Bonds	4.00%	08/01/2017	800	811,152
Bethlehem (City of);
Series 2014, Gtd. Ref. Water RB (INS-BAM)(a)	5.00%	11/15/2020	1,475	1,643,652
Series 2014, Gtd. Ref. Water RB (INS-BAM)(a)	5.00%	11/15/2021	1,400	1,588,846
Fayette (County of) Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB (LOC–PNC Bank, N.A.)(f)(g)	0.64%	06/01/2037	4,075	4,075,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Lehigh (County of) Industrial Development Authority (PPL Electric Utilities Corp.);
Series 2016 A, Ref. PCR(b)	0.90%	09/01/2017	$3,500	$3,497,270
Series 2016 B, Ref. PCR(b)	0.90%	08/15/2017	3,725	3,726,974
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2012, Ref. RB	5.00%	11/15/2025	1,000	1,108,690
Montgomery (County of) Industrial Development Authority (PECO Energy Company);
Series 1994 A, Ref. RB(b)	2.55%	06/01/2020	5,000	5,040,500
Series 1999 A, Ref. RB(b)	2.50%	04/01/2020	6,000	6,039,300
Pennsylvania (Commonwealth of); Second Series 2016, Unlimited Tax GO Bonds	5.00%	09/15/2024	10,000	11,644,100
Pennsylvania (State of) Economic Development Financing Authority (UPMC);
Series 2016, Ref. RB	5.00%	03/15/2023	1,750	2,046,520
Series 2016, Ref. RB	5.00%	03/15/2024	1,250	1,472,650
Series 2016, Ref. RB	5.00%	03/15/2025	3,000	3,565,230
Pennsylvania (State of) Higher Educational Facilities Authority (Carnegie Mellon University);
Series 2009, RB	4.25%	08/01/2019	3,000	3,174,930
Series 2009, RB	5.00%	08/01/2017	1,000	1,018,480
Series 2009, RB	5.00%	08/01/2021	775	832,993
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pittsburgh Medical Center); Series 2010 E, RB	5.00%	05/15/2021	7,285	8,147,180
Pennsylvania (State of) Turnpike Commission;
Series 2008 C-1, Sub. RB(b)(c)	6.00%	06/01/2018	500	532,480
Series 2009 B, Sub. RB(b)(c)	5.00%	06/01/2019	3,550	3,864,849
Series 2009 B, Sub. RB(b)(c)	5.25%	06/01/2019	2,500	2,735,650
Series 2011 A, RB	5.00%	12/01/2022	1,500	1,736,775
Series 2011 A, RB	5.00%	12/01/2023	1,500	1,751,325
Series 2013 B, Floating Rate RB(d)	1.79%	12/01/2019	3,000	3,019,050
Series 2014 B-1, Ref. Floating Rate RB(d)	1.24%	12/01/2018	3,000	2,997,870
Series 2015 A-2, Ref. Floating Rate RB(d)	1.29%	12/01/2018	11,545	11,514,637
Philadelphia (City of) (1998 General Ordinance); Tenth Series 2011, Ref. Gas Works RB (INS–AGM)(a)	4.00%	07/01/2017	1,000	1,010,780
Philadelphia (City of) Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2022	2,250	2,562,570
Series 2015, Ref. RB	5.00%	08/01/2023	4,000	4,578,400
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	5.50%	04/01/2027	1,320	1,317,901
Philadelphia (City of);
Series 2009 A, Ref. Unlimited Tax GO Bonds(b)(c)	5.25%	08/01/2019	265	291,566
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	4.50%	08/01/2020	2,150	2,301,145
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/2021	2,235	2,443,838
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/2022	5,000	5,462,150
Series 2010 A, Ref. Water & Wastewater RB (INS–AGM)(a)	5.00%	06/15/2019	1,000	1,087,650
Pittsburgh Public School District;
Series 2009 A, Limited Tax GO Bonds(c)	4.00%	09/01/2019	860	922,118
Series 2009 A, Limited Tax GO Bonds (INS–AGC)(a)	4.00%	09/01/2019	2,245	2,395,617
Reading (City of);
Series 2008, Unlimited Tax GO Bonds(b)(c)	5.63%	11/01/2018	440	474,527
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.63%	11/01/2023	1,060	1,130,204
South Fork (Borough of) Municipal Authority (Conemaugh Valley Memorial Hospital); Series 2005 A, Ref. Hospital RB(b)(c)	6.00%	07/01/2020	500	577,660
Spring-Ford Area School District; Series 2012, Unlimited Tax GO Bonds	3.00%	03/01/2017	620	620,124
St. Mary Hospital Authority (Catholic Health East); Series 2010 A, Health System RB	5.00%	11/15/2018	2,645	2,820,337
Washington (County of) Hospital Authority (The Washington Hospital); Series 2007 B, VRD Hospital RB (LOC-PNC Bank, N.A.)(f)(g)	0.57%	07/01/2037	2,950	2,950,000
West Mifflin Area School District; Series 2009, Limited Tax GO Bonds(b)(c)	5.50%	10/01/2018	500	536,590
				123,881,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Rhode Island–0.85%
Rhode Island (State of) Commerce Corp.;
Series 2016 A, Ref. Grant Anticipation RB	5.00%	06/15/2023	$1,750	$2,023,473
Series 2016 B, Grant Anticipation RB	5.00%	06/15/2025	2,750	3,242,910
Rhode Island (State of) Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2016, Ref. Hospital Financing RB	5.00%	05/15/2018	1,250	1,301,375
Series 2016, Ref. Hospital Financing RB	5.00%	05/15/2024	2,350	2,644,502
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB(b)(c)	6.13%	05/15/2019	500	553,550
Rhode Island Health & Educational Building Corp. (University of Rhode Island — Auxiliary Enterprise); Series 2009 B, Higher Education Facility RB (INS–AGC)(a)	5.25%	09/15/2029	1,265	1,367,946
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	2,435	2,699,173
Series 2015 A, Ref. RB	5.00%	06/01/2027	1,600	1,763,632
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,920	2,098,502
Series 2015 B, Ref. RB	2.25%	06/01/2041	4,005	4,025,105
				21,720,168

South Carolina–0.41%
Piedmont Municipal Power Agency; Series 2009 A-4, Ref. Electric RB	5.00%	01/01/2020	2,000	2,200,440
SCAGO Educational Facilities Corporation for Pickens School District; Series 2015, Ref. RB	5.00%	12/01/2026	2,250	2,604,375
South Carolina (State of) Education Assistance Authority; Series 2009 I, Student Loan RB	4.40%	10/01/2018	450	468,738
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2010, Ref. Hospital RB	5.00%	02/01/2018	1,000	1,036,700
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.00%	08/01/2021	1,300	1,459,354
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health); Series 2005 A, Ref. Hospital RB (INS–AGM)(a)	4.00%	08/01/2017	1,500	1,520,340
Spartanburg Regional Health Services District, Inc.; Series 2008 D, Ref. Hospital RB (INS–AGC)(a)	5.25%	04/15/2020	1,000	1,046,850
				10,336,797

South Dakota–0.29%
Rapid City (City of);
Series 2009, Water RB(h)	5.00%	11/01/2021	1,170	1,282,870
Series 2009, Water RB(h)	5.00%	11/01/2024	1,620	1,776,281
Series 2009, Water RB(h)	5.00%	11/01/2025	1,650	1,809,175
South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB	5.00%	09/01/2021	1,000	1,113,360
South Dakota (State of) Health & Educational Facilities Authority (Sanford Health);
Series 2009, RB	5.00%	11/01/2017	430	442,165
Series 2009, RB	5.00%	11/01/2024	1,000	1,077,950
				7,501,801

Tennessee–0.78%
Jackson (City of);
Series 2008, Ref. Hospital Improvement RB(b)(c)	5.25%	04/01/2018	740	775,631
Series 2008, Ref. Hospital Improvement RB	5.25%	04/01/2023	260	270,530
Memphis (City of) & Shelby (County of) Airport Authority; Series 2011 D, Ref. RB	5.00%	07/01/2022	2,165	2,455,976
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2020	860	936,858
Series 2012, Ref. & Improvement RB	5.00%	07/01/2021	885	978,925
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS–AGM)(a)	5.00%	09/01/2017	1,000	1,021,400
Tennessee Energy Acquisition Corp.;
Series 2006 A, Gas RB	5.25%	09/01/2018	4,800	5,071,872
Series 2006 A, Gas RB	5.25%	09/01/2021	4,385	4,923,961
Series 2006 C, Gas RB	5.00%	02/01/2022	3,090	3,461,047
				19,896,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–13.70%
Austin (City of); Series 2015 A, Ref. Water & Wastewater System RB	5.00%	11/15/2023	$5,000	$5,947,450
Beaumont Independent School District; Series 2009, School Building Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	02/15/2024	1,500	1,505,310
Bexar (County of) Metropolitan Water District;
Series 2009, Ref. Waterworks System RB(b)(c)	5.00%	05/01/2019	2,500	2,712,725
Series 2009, Ref. Waterworks System RB(b)(c)	5.00%	05/01/2019	2,500	2,712,725
Series 2009, Ref. Waterworks System RB(b)(c)	5.00%	05/01/2019	2,500	2,712,725
Series 2009, Ref. Waterworks System RB(c)	5.00%	05/01/2019	2,500	2,712,725
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	5.00%	08/15/2023	750	822,780
Corpus Christi Independent School District; Series 2009, School Building Unlimited Tax GO Bonds(b)(c)	5.00%	08/15/2019	1,100	1,203,510
Dickinson Independent School District Series 2013, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)(b)	1.05%	08/01/2017	5,150	5,153,090
Fort Bend Independent School District (School Building); Series 2015 B, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)(b)	2.00%	08/01/2017	7,850	7,888,936
Fort Worth (City of); Series 2015 A, Ref. & Improvement Water & Sewer System RB	5.00%	02/15/2022	6,975	8,110,948
Fort Worth Independent School District;
Series 2015, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/2023	9,945	11,738,581
Series 2015, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/2024	4,700	5,600,990
Galveston (City of); Series 2011, Ref. Wharves & Terminal RB	5.00%	02/01/2021	1,000	1,095,170
Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine);
Series 2016, Ref. Medical Facilities RB	5.00%	11/15/2022	1,560	1,807,478
Series 2016, Ref. Medical Facilities RB	5.00%	11/15/2023	3,000	3,498,660
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 B, Ref. Floating Rate Hospital RB(d)	1.24%	06/01/2018	1,750	1,750,753
Series 2013 B, Ref. Floating Rate Hospital RB(d)	1.34%	06/01/2019	2,065	2,069,275
Series 2014 B, Floating Rate Hospital RB(b)(d)	1.22%	12/01/2019	10,000	9,990,500
Harris County Cultural Education Facilities Finance Corp. (St. Luke’s Episcopal Health System);
Series 2009, Ref. RB(c)	5.00%	02/15/2018	2,000	2,080,980
Series 2009, Ref. RB(c)	5.00%	02/15/2019	1,000	1,078,210
Series 2009, Ref. RB(b)(c)	5.63%	02/15/2019	2,500	2,725,825
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.00%	11/15/2019	485	533,000
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital);
Series 2009, Hospital RB	5.00%	10/01/2024	1,750	1,910,003
Series 2015, Floating Rate RB(b)(d)	1.38%	06/01/2020	5,000	4,984,150
Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center); Series 2009 A, Ref. Special Facilities RB (INS–AGC)(a)	5.00%	05/15/2023	1,500	1,607,820
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/2021	535	586,456
Series 2013 A, Ref. RB	5.00%	06/01/2022	855	945,399
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership);
Series 2006, Solid Waste Disposal RB	5.00%	02/01/2023	4,000	4,334,000
Series 2008, Solid Waste Disposal RB	4.70%	05/01/2018	7,320	7,559,510
Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/2017	340	344,988
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/2018	500	527,065
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/2019	250	263,395
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(b)(d)	1.39%	06/01/2017	11,000	10,998,460
Series 2014 C, Ref. First Lien Combined Utility System RB	5.00%	05/15/2024	3,685	4,385,740
Series 2015 D, Ref. First Lien Combined Utility System RB	5.00%	11/15/2025	5,000	6,017,150
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2022	8,000	9,257,680
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2023	8,500	9,945,935
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2024	5,060	5,940,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Houston Independent School District; Series 2014 A-2-R, Schoolhouse Limited Tax GO Bonds (CEP–Texas Permanent School Fund)(b)	4.00%	06/01/2017	$8,500	$8,569,870
Katy (City of) Independent School District;
Series 2015 C, Ref. Floating Rate Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)(b)(d)	1.07%	08/15/2019	17,000	16,984,360
Series 2016 A, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/2018	1,000	1,041,010
Series 2016 A, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/2023	1,500	1,770,525
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.); Series 2009 A, RB(b)(c)	5.75%	08/15/2019	365	405,982
Lake Worth (City of); Series 2008, Combination Tax & Revenue Limited Tax GO Ctfs. (INS–AGC)(a)	5.00%	10/01/2027	1,230	1,297,244
Leander Independent School District; Series 2014 D, Ref. Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(e)	0.00%	08/15/2027	5,675	4,115,964
Lower Colorado River Authority;
Series 2009, RB	5.25%	05/15/2029	455	492,301
Series 2009, Ref. RB(b)(c)	5.25%	05/15/2019	5	5,455
Series 2009, Ref. RB(b)(c)	5.25%	05/15/2019	30	32,729
Series 2009, Ref. RB(b)(c)	5.25%	05/15/2019	10	10,910
Series 2015 D, Ref. RB	5.00%	05/15/2017	2,500	2,522,650
Mansfield (City of); Series 2008, Limited Tax GO Ctfs.(b)(c)	6.13%	02/15/2018	500	525,635
Mission Economic Development Corp. (Waste Management, Inc.); Series 2006, Solid Waste Disposal RB	1.80%	12/01/2018	3,000	3,030,150
New Hope Cultural Education Facilities Corp. (CHF-Collegiate Housing College Station I, LLC–Texas A&M University);
Series 2014 A, Student Housing RB (INS–AGM)(a)	4.00%	04/01/2018	200	205,558
Series 2014 A, Student Housing RB (INS–AGM)(a)	4.00%	04/01/2020	325	344,991
North East Texas Regional Mobility Authority;
Series 2016 A, Sr. Lien RB	5.00%	01/01/2022	720	799,841
Series 2016 A, Sr. Lien RB	5.00%	01/01/2023	755	846,506
North Fort Bend Water Authority; Series 2009, Water System RB (INS–AGC)(a)	5.00%	12/15/2024	2,000	2,196,560
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/2021	2,000	2,145,900
Series 2011 A, Ref. First Tier Floating Rate RB(b)(d)	1.44%	01/01/2019	8,000	7,994,080
Series 2011 B, Ref. First Tier System RB	5.00%	01/01/2019	500	535,065
Series 2014 C, Ref. Floating Rate First Tier RB(b)(d)	1.31%	01/01/2020	9,250	9,223,082
Series 2016 A, Ref. First Tier System RB	5.00%	01/01/2024	7,000	8,204,420
Series 2016 A, Ref. First Tier System RB	5.00%	01/01/2025	2,000	2,328,980
Northside Independent School District (School Building);
Series 2012, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)(b)	1.75%	06/01/2022	3,605	3,551,394
Series 2015, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)(b)	1.65%	08/01/2018	2,250	2,262,983
Northwest Independent School District;
Series 2013 A, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/2018	1,500	1,561,515
Series 2015 B, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/2025	2,525	3,034,570
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds(b)(c)	5.25%	02/15/2019	1,000	1,082,850
Round Rock Independent School District;
Series 2016, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	08/01/2017	1,000	1,018,910
Series 2016, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	08/01/2018	1,070	1,133,462
Sachse (City of);
Series 2009, Ref. & Improvement Limited Tax GO Bonds(b)(c)	5.00%	02/15/2019	495	533,610
Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS–AGC)(a)	5.00%	02/15/2024	5	5,339
San Antonio (City of);
Series 2012, Ref. Electric & Gas Systems RB	5.25%	02/01/2024	1,070	1,293,106
Series 2016, Ref. Electric & Gas Systems RB	5.00%	02/01/2022	3,350	3,892,298
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center);
Series 2009 A, Hospital RB (INS–AGC)(a)	5.00%	09/01/2022	595	645,974
Series 2009 A, Hospital RB (INS–AGC)(a)	5.00%	09/01/2024	1,280	1,376,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Health Facilities Development Corp. (Cook Children’s Medical Center); Series 2010 A, Hospital RB	5.00%	12/01/2017	$1,250	$1,288,975
Texas (State of) (Transportation Commission); Series 2014, Floating Rate Unlimited Tax GO Bonds(b)(d)	1.02%	10/01/2018	5,000	4,997,950
Texas (State of) Transportation Commission (State Highway Fund);
Series 2014 B, First Tier Floating Rate RB(b)(d)	0.99%	04/01/2017	18,375	18,374,816
Series 2015, Ref. First Tier RB	5.00%	10/01/2023	3,200	3,819,488
Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002 A, First Tier CAB RB (INS–AMBAC)(a)(e)	0.00%	08/15/2018	3,070	3,017,165
Texas (State of) Water Development Board; Series 2015 A, RB	5.00%	04/15/2024	6,200	7,415,758
Texas A&M University System Board of Regents; Series 2016 E, Ref. Financing System RB	5.00%	05/15/2025	5,000	6,039,600
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	5,700	6,761,226
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2019	3,500	3,793,125
Series 2012, Gas Supply RB	5.00%	12/15/2021	5,485	6,161,794
Series 2012, Gas Supply RB	5.00%	12/15/2022	500	560,455
Series 2012, Gas Supply RB	5.00%	12/15/2023	8,050	8,973,093
Texas State University Board of Regents;
Series 2017 A, Ref. Financing System RB	5.00%	03/15/2023	2,150	2,531,990
Series 2017 A, Ref. Financing System RB	5.00%	03/15/2024	4,000	4,743,960
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/2026	1,500	1,565,175
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2011, Hospital RB(c)	5.00%	07/01/2021	1,285	1,479,767
University of Texas System Board of Regents;
Series 2008 B, VRD Financing System RB(f)	0.60%	08/01/2025	2,300	2,300,000
Series 2010, Ref. Financing System RB	5.00%	08/15/2021	5,340	6,168,501
University of Texas; Series 2009 D, Financing System RB	5.00%	08/15/2018	4,000	4,242,360
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB(b)(c)	5.00%	09/01/2019	900	986,517
Series 2009, Tax Increment Allocation Contract RB(b)(c)	5.10%	09/01/2019	1,455	1,598,463
Series 2009, Tax Increment Allocation Contract RB(b)(c)	5.38%	09/01/2019	450	497,421
				349,400,659

Utah–0.16%
Intermountain Power Agency; Subseries 2014-A, Ref. Sub. Power Supply RB	5.00%	07/01/2019	2,500	2,719,900
Riverton (City of) (IHC Health Services, Inc.); Series 2009, Hospital RB	5.00%	08/15/2018	1,310	1,385,666
				4,105,566

Vermont–0.04%
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB(b)(c)	5.00%	06/01/2018	1,000	1,051,820

Virgin Islands–0.51%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.75%	10/01/2019	950	803,377
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note);
Series 2009 A-1, Ref. Sr. Lien Capital Projects RB	4.13%	10/01/2018	1,875	1,731,206
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2017	1,000	969,100
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2018	1,000	932,890
Virgin Islands (Government of) Public Finance Authority;
Series 2015, RB(j)	5.00%	09/01/2022	2,220	2,451,790
Series 2015, RB(j)	5.00%	09/01/2023	1,500	1,660,275
Series 2015, RB(j)	5.00%	09/01/2024	1,650	1,814,060
Series 2015, RB(j)	5.00%	09/01/2025	1,500	1,648,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–(continued)
Virgin Islands (Government of) Water & Power Authority; Series 2010 B, Electric System RB (INS–AGM)(a)	5.00%	07/01/2022	$1,000	$1,082,980
				13,094,163

Virginia–1.13%
Chesterfield (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR	5.00%	05/01/2023	500	540,405
Smyth (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2010 B, Ref. Hospital RB	5.00%	07/01/2018	1,255	1,305,589
Virginia (State of) College Building Authority (21st Century College and Equipment Programs); Series 2015 D, Educational Facilities RB (CEP–Colorado Higher Education Intercept Program)	5.00%	02/01/2021	14,720	16,803,322
Virginia (State of) Resources Authority (State Revolving Fund); Series 2008, Sub. Clean Water RB(b)(c)	5.00%	10/01/2018	1,315	1,401,185
Virginia Commonwealth Transportation Board;
Series 2016, Federal Transportation Grant Anticipation RB	5.00%	03/15/2024	1,500	1,790,895
Series 2016, Federal Transportation Grant Anticipation RB	5.00%	09/15/2024	1,015	1,220,406
Series 2016, Federal Transportation Grant Anticipation RB	5.00%	09/15/2025	4,765	5,773,083
				28,834,885

Washington–3.62%
Central Puget Sound Regional Transit Authority; Series 2015 S-2A, Floating Rate Sales & Use Tax Green Bonds(b)(d)	1.34%	11/01/2018	12,500	12,509,250
Clark (County of) Public Utility District No. 1;
Series 2009, Ref. Electric System RB(b)(c)	5.00%	01/01/2019	300	322,125
Series 2009, Ref. Electric System RB(b)(c)	5.00%	01/01/2019	500	536,875
Cowlitz (County of) (Cowlitz Sewer Operating Board — Wastewater Treatment); Series 2002, Ref. Special Sewer RB (INS–NATL)(a)	5.50%	11/01/2019	2,500	2,644,275
Energy Northwest (Project #1);
Series 2007 C, Ref. Electric RB	5.00%	07/01/2017	3,325	3,375,174
Series 2016 A, Ref. Electric RB	5.00%	07/01/2025	10,000	12,059,700
Series 2016 A, Ref. Electric RB	5.00%	07/01/2026	4,500	5,121,000
Everett (City of); Series 2014, Ref. Limited Tax SIFMA Index Floating Rate GO Bonds(b)(d)	1.04%	12/01/2019	7,480	7,385,378
Grant (County of) Public Utility District No. 2; Series 2014 K, Floating Rate RB(b)(d)	0.96%	12/01/2017	3,000	2,993,550
King (County of); Series 2015 E, Ref. Limited Tax GO Bonds	5.00%	12/01/2022	5,520	6,528,614
Seattle (City of);
Series 2015 A, Ref. Limited Tax GO Bonds	5.00%	06/01/2017	3,720	3,763,189
Series 2015 A, Ref. Limited Tax GO Bonds	5.00%	06/01/2023	4,000	4,775,680
Series 2015 B-2, Municipal Light & Power Floating Rate RB(b)(d)	1.32%	11/01/2018	7,500	7,500,300
Seattle (Port of);
Series 2015 B, Ref. RB	5.00%	03/01/2018	4,340	4,519,893
Series 2015 B, Ref. RB	5.00%	03/01/2022	1,205	1,389,955
Washington (State of) Economic Development Finance Authority (Waste Management, Inc.);
Series 2005 D, Solid Waste Disposal RB(j)	1.25%	11/01/2017	3,000	3,006,300
Series 2008, Solid Waste Disposal RB(j)	2.13%	06/01/2020	3,000	3,024,690
Washington (State of) Health Care Facilities Authority (Highline Medical Center); Series 2008, Mortgage RB(b)(c)	5.25%	08/01/2018	985	1,045,814
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2020	500	562,400
Washington (State of) Higher Education Facilities Authority (Gonzaga University);
Series 2009, Ref. RB(b)(c)	5.38%	04/01/2019	1,050	1,144,847
Series 2010 A, Ref. RB	4.50%	04/01/2017	2,725	2,734,756
Series 2010 A, Ref. RB	5.00%	04/01/2019	1,810	1,958,692
Washington (State of); Series 2015, Motor Vehicle Fuel Unlimited Tax GO Bonds	5.00%	08/01/2024	2,735	3,274,670
				92,177,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–0.81%
Mason (County of) (Appalachian Power Co.); Series 2003 L, PCR(b)	1.63%	10/01/2018	$10,000	$10,002,200
West Virginia (State of) Economic Development Authority (Appalachian Power Co. — Amos); Series 2008 C, Ref. PCR	3.25%	05/01/2019	5,255	5,390,789
West Virginia (State of) Hospital Finance Authority (West Virginia University Hospitals, Inc.); Series 2003 D, Hospital Improvement RB(b)(c)	5.38%	12/01/2018	1,200	1,292,088
West Virginia (State of) University; Series 2014 C, Ref. Floating Rate RB(b)(d)	1.17%	10/01/2019	4,000	3,994,600
				20,679,677

Wisconsin–0.81%
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health, Inc. Obligated Group);
Series 2009 C, RB	5.00%	04/01/2019	750	810,233
Series 2009 C, RB	5.00%	04/01/2020	750	810,638
Wisconsin (State of) Health & Educational Facilities Authority (Marquette University);
Series 2008 B-1, Ref. RB	3.75%	10/01/2018	880	917,039
Series 2008 B-3, RB	3.75%	10/01/2018	1,125	1,172,351
Series 2008 B-3, RB	4.00%	10/01/2019	1,145	1,223,215
Wisconsin (State of) Public Finance Authority (Central District Development); Series 2016, Lease Development RB	5.00%	03/01/2019	3,000	3,217,710
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center);
Series 2016 A, Ref. Hospital RB	4.00%	06/01/2019	685	724,730
Series 2016 A, Ref. Hospital RB	4.00%	06/01/2020	450	484,916
Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance); Series 2013, RB(b)	4.00%	05/30/2019	6,625	7,036,810
Wisconsin Health & Educational Facilities Authority (Ascension Senior Credit Group);
Series 2016 A, Ref. RB	5.00%	11/15/2021	1,500	1,736,010
Series 2016 A, Ref. RB	5.00%	11/15/2022	1,280	1,506,483
Series 2016 A, Ref. RB	5.00%	11/15/2023	845	1,003,437
				20,643,572

Wyoming–0.22%
Campbell (County of) Hospital District (Campbell County Memorial Hospital);
Series 2009, RB	5.00%	12/01/2017	1,170	1,204,129
Series 2009, RB	5.00%	12/01/2018	545	578,861
Sublette (County of) (ExxonMobil); Series 2014, Ref. VRD PCR(f)	0.56%	10/01/2044	350	350,000
Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/2026	1,200	1,309,500
Wyoming (State of) Municipal Power Agency;
Series 2008 A, Power Supply RB(b)(c)	5.38%	01/01/2018	1,000	1,038,810
Series 2017 A, Ref. Power Supply RB (INS-BAM)(a)	5.00%	01/01/2024	1,000	1,159,690
				5,640,990
TOTAL INVESTMENTS(k)–99.35% (Cost $2,502,507,222)				2,532,997,756
OTHER ASSETS LESS LIABILITIES–0.65%				16,671,393
NET ASSETS–100.00%				$2,549,669,149

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BAN	– Bond Anticipation Notes
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates

FGIC	– Financial Guaranty Insurance Co.
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds

RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Limited Term Municipal Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(e)	Zero coupon bond issued at a discount.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Security subject to crossover refunding.
(i)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $13,605,600, which represented less than 1% of the Fund’s Net Assets.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	7.6%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $2,502,507,222)	$2,532,997,756
Cash	3,103,983
Receivable for:
Investments sold	6,592,110
Fund shares sold	8,114,222
Interest	23,072,287
Investment for trustee deferred compensation and retirement plans	224,599
Other assets	131,629
Total assets	2,574,236,586

Liabilities:
Payable for:
Investments purchased	15,170,218
Fund shares reacquired	7,249,727
Dividends	988,660
Accrued fees to affiliates	824,341
Accrued trustees’ and officers’ fees and benefits	6,921
Accrued other operating expenses	73,060
Trustee deferred compensation and retirement plans	254,510
Total liabilities	24,567,437
Net assets applicable to shares outstanding	$2,549,669,149

Net assets consist of:
Shares of beneficial interest	$2,535,018,131
Undistributed net investment income	1,170,489
Undistributed net realized gain (loss)	(17,010,005)
Net unrealized appreciation	30,490,534
$2,549,669,149

Net Assets:
Class A	$1,274,653,182
Class A2	$72,115,093
Class C	$390,826,041
Class Y	$801,181,880
Class R5	$10,892,953

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	112,707,023
Class A2	6,373,420
Class C	34,579,707
Class Y	70,890,726
Class R5	963,772
Class A:
Net asset value per share	$11.31
Maximum offering price per share
(Net asset value of $11.31 ÷ 97.50%)	$11.60
Class A2:
Net asset value per share	$11.31
Maximum offering price per share
(Net asset value of $11.31 ÷ 99.00%)	$11.42
Class C:
Net asset value and offering price per share	$11.30
Class Y:
Net asset value and offering price per share	$11.30
Class R5:
Net asset value and offering price per share	$11.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$61,452,375

Expenses:
Advisory fees	5,892,495
Administrative services fees	504,262
Custodian fees	11,228
Distribution fees:
Class A	3,265,138
Class C	3,752,823
Transfer agent fees — A, A2, C and Y	1,874,003
Transfer agent fees — R5	12,807
Trustees’ and officers’ fees and benefits	57,900
Registration and filing fees	312,360
Reports to shareholders	186,720
Professional services fees	46,038
Other	111,121
Total expenses	16,026,895
Less: Expense offset arrangement(s)	(920)
Net expenses	16,025,975
Net investment income	45,426,400

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(15,354,038)
Change in net unrealized appreciation (depreciation) of investment securities	(51,805,735)
Net realized and unrealized gain (loss)	(67,159,773)
Net increase (decrease) in net assets resulting from operations	$(21,733,373)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$45,426,400	$37,834,219
Net realized gain (loss)	(15,354,038)	(112,994)
Change in net unrealized appreciation (depreciation)	(51,805,735)	(3,353,875)
Net increase (decrease) in net assets resulting from operations	(21,733,373)	34,367,350

Distributions to shareholders from net investment income:
Class A	(22,907,468)	(22,417,779)
Class A2	(1,809,785)	(2,214,571)
Class C	(3,717,645)	(2,277,308)
Class Y	(15,645,285)	(10,982,165)
Class R5	(336,922)	(410,512)
Total distributions from net investment income	(44,417,105)	(38,302,335)

Share transactions-net:
Class A	124,506,953	243,730,088
Class A2	(18,708,864)	1,632,193
Class C	136,484,449	172,463,132
Class Y	146,706,047	300,054,839
Class R5	(4,689,736)	1,910,834
Net increase in net assets resulting from share transactions	384,298,849	719,791,086
Net increase in net assets	318,148,371	715,856,101

Net assets:
Beginning of year	2,231,520,778	1,515,664,677
End of year (includes undistributed net investment income of $1,170,489 and $218,283, respectively)	$2,549,669,149	$2,231,520,778

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class C, Class Y and Class R5. Class Y shares are available only to certain investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

39                         Invesco Limited Term Municipal Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

40                         Invesco Limited Term Municipal Income Fund

I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.30%
Over $500 million up to and including $1 billion	0.25%
Over $1 billion	0.20%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.23%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class C, Class Y and Class R5 shares to 1.50%, 1.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class C, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $450,328 and $591 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $382,871 and $28,259 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

41                         Invesco Limited Term Municipal Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities purchases of $261,446,474 and securities sales of $322,549,130, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $920.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

42                         Invesco Limited Term Municipal Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income — tax exempt	$44,417,105	$38,302,335

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$1,417,782
Net unrealized appreciation — investments	30,490,534
Temporary book/tax differences	(247,293)
Capital loss carryforward	(17,010,005)
Shares of beneficial interest	2,535,018,131
Total net assets	$2,549,669,149

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$195,867	$—	$195,867
Not subject to expiration	14,538,531	2,275,607	16,814,138
	$14,734,398	$2,275,607	$17,010,005

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $922,952,021 and $598,634,165, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$48,274,731
Aggregate unrealized (depreciation) of investment securities	(17,784,197)
Net unrealized appreciation of investment securities	$30,490,534

Cost of investments is the same for tax and financial reporting purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2017, undistributed net investment income was decreased by $57,089, undistributed net realized gain (loss) was increased by $176,146 and shares of beneficial interest was decreased by $119,057. This reclassification had no effect on the net assets of the Fund.

43                         Invesco Limited Term Municipal Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	56,786,894	$652,828,046	46,154,901	$531,722,649
Class A2	1,405,989	16,239,753	921,540	10,613,675
Class C	29,213,895	336,384,155	21,977,072	253,219,475
Class Y	60,852,291	696,478,852	44,835,247	516,689,179
Class R5	783,836	8,969,533	846,205	9,740,666

Issued as reinvestment of dividends:
Class A	1,438,722	16,490,054	1,398,120	16,112,404
Class A2	98,658	1,130,171	84,688	976,185
Class C	283,594	3,247,243	174,642	2,011,539
Class Y	791,881	9,065,256	498,178	5,738,593
Class R5	4,457	51,211	6,708	77,265

Reacquired:
Class A	(47,783,790)	(544,811,147)	(26,386,976)	(304,104,965)
Class A2	(3,185,279)	(36,078,788)	(863,613)	(9,957,667)
Class C	(17,800,934)	(203,146,949)	(7,187,162)	(82,767,882)
Class Y	(49,088,887)	(558,838,061)	(19,305,062)	(222,372,933)
Class R5	(1,214,424)	(13,710,480)	(686,841)	(7,907,097)
Net increase in share activity	32,586,903	$384,298,849	62,467,647	$719,791,086

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

44                         Invesco Limited Term Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$11.57	$0.21	$(0.27)	$(0.06)	$(0.20)	$11.31	(0.51)%	$1,274,653	0.60	%(d)	0.60	%(d)	1.79	%(d)	29%
Year ended 02/29/16	11.62	0.24	(0.04)	0.20	(0.25)	11.57	1.76	1,183,160	0.61		0.61		2.14		13
Year ended 02/28/15	11.59	0.31	0.04	0.35	(0.32)	11.62	3.06	942,344	0.63		0.63		2.67		15
Year ended 02/28/14	11.91	0.34	(0.33)	0.01	(0.33)	11.59	0.16	963,414	0.62		0.62		2.97		5
Year ended 02/28/13	11.81	0.35	0.13	0.48	(0.38)	11.91	4.14	1,186,009	0.60		0.60		2.96		8
Class A2
Year ended 02/28/17	11.58	0.23	(0.27)	(0.04)	(0.23)	11.31	(0.35)	72,115	0.35	(d)	0.35	(d)	2.04	(d)	29
Year ended 02/29/16	11.63	0.27	(0.04)	0.23	(0.28)	11.58	2.02	93,226	0.36		0.36		2.39		13
Year ended 02/28/15	11.61	0.34	0.03	0.37	(0.35)	11.63	3.23	91,972	0.38		0.38		2.92		15
Year ended 02/28/14	11.91	0.37	(0.31)	0.06	(0.36)	11.61	0.58	88,598	0.37		0.37		3.22		5
Year ended 02/28/13	11.82	0.38	0.12	0.50	(0.41)	11.91	4.31	119,129	0.35		0.35		3.21		8
Class C
Year ended 02/28/17	11.56	0.12	(0.26)	(0.14)	(0.12)	11.30	(1.26)	390,826	1.35	(d)	1.35	(d)	1.04	(d)	29
Year ended 02/29/16	11.62	0.16	(0.06)	0.10	(0.16)	11.56	0.91	264,598	1.36		1.36		1.39		13
Year ended 02/28/15	11.59	0.22	0.04	0.26	(0.23)	11.62	2.30	91,977	1.38		1.38		1.92		15
Year ended 02/28/14(e)	11.50	0.17	0.08	0.25	(0.16)	11.59	2.21	10,355	1.38	(f)	1.38	(f)	2.21	(f)	5
Class Y
Year ended 02/28/17	11.56	0.23	(0.26)	(0.03)	(0.23)	11.30	(0.27)	801,182	0.35	(d)	0.35	(d)	2.04	(d)	29
Year ended 02/29/16	11.61	0.27	(0.04)	0.23	(0.28)	11.56	2.02	674,461	0.36		0.36		2.39		13
Year ended 02/28/15	11.58	0.34	0.04	0.38	(0.35)	11.61	3.32	375,156	0.38		0.38		2.92		15
Year ended 02/28/14	11.90	0.37	(0.33)	0.04	(0.36)	11.58	0.40	280,144	0.37		0.37		3.22		5
Year ended 02/28/13	11.81	0.38	0.12	0.50	(0.41)	11.90	4.32	226,613	0.35		0.35		3.21		8
Class R5
Year ended 02/28/17	11.57	0.23	(0.27)	(0.04)	(0.23)	11.30	(0.33)	10,893	0.35	(d)	0.35	(d)	2.04	(d)	29
Year ended 02/29/16	11.62	0.28	(0.05)	0.23	(0.28)	11.57	2.06	16,076	0.31		0.31		2.44		13
Year ended 02/28/15	11.59	0.34	0.04	0.38	(0.35)	11.62	3.34	14,216	0.36		0.36		2.94		15
Year ended 02/28/14	11.90	0.37	(0.32)	0.05	(0.36)	11.59	0.48	11,917	0.36		0.36		3.23		5
Year ended 02/28/13	11.80	0.37	0.13	0.50	(0.40)	11.90	4.35	14,860	0.41		0.41		3.15		8

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,306,055, $89,870, $375,282, $783,504 and $16,536 for Class A, Class A2, Class C, Class Y and Class R5 shares, respectively.
(e)	Commencement date of June 28, 2013.
(f)	Annualized.

NOTE 13–Subsequent Event

Effective April 4, 2017, the Fund began offering Class R6 shares.

45                         Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of the Invesco Limited Term Municipal Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Limited Term Municipal Income Fund (one of the portfolios constituting the AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

46                         Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$984.10	$2.95	$1,021.82	$3.01	0.60%
A2	1,000.00	984.50	1.72	1,023.06	1.76	0.35
C	1,000.00	980.40	6.63	1,018.10	6.76	1.35
Y	1,000.00	985.30	1.72	1,023.06	1.76	0.35
R5	1,000.00	984.50	2.07	1,022.71	2.11	0.42

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

47                         Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

48                         Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Limited Term Municipal Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                                                  Invesco Distributors, Inc.                                                                  LTMI-AR-1        04172017    1231

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016
Audit Fees	$235,675	$235,675
Audit-Related Fees	$0	$0
Tax Fees(1)	$22,800	$32,800
All Other Fees	$0	$0

Total Fees	$258,475	$268,475

(g) PWC billed the Registrant aggregate non-audit fees of $22,800 for the fiscal year ended 2017, and $32,800 for the fiscal year ended 2016, for non-audit services rendered to the Registrant.

(1)

Tax fees for the fiscal year end February 28, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end February 29, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$635,000	$634,963
Tax Fees	$0	$0
All Other Fees	$2,827,000	$3,750,000

Total Fees(1)	$3,462,000	$4,384,963

(1)

Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $6,075,000 for the fiscal year ended February 28, 2017, and $9,195,785 for the fiscal year ended February 29, 2016, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.        Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.         Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.         General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV.        Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.         Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.         Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.         Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.         Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the

Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.         Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 13, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 13, 2017, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 8, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 8, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 8, 2017

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.